Exhibit 10.4

EXECUTED VERSION

HERTZ VEHICLE FINANCING III LLC,
as Issuer,

THE HERTZ CORPORATION,
as Administrator,

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Program Agent,

CERTAIN COMMITTED NOTE PURCHASERS,

CERTAIN CONDUIT INVESTORS,

CERTAIN FUNDING AGENTS FOR THE INVESTOR GROUPS,

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee and Securities Intermediary

SERIES 2021-A SUPPLEMENT

dated as of June 29, 2021

to

BASE INDENTURE

dated as of June 29, 2021

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Page

EXHIBITS, SCHEDULES AND ANNEXES

Schedule I	List of Defined Terms
Schedule II	Class A Conduit Investors and Class A Committed Note Purchasers
Schedule III	Series 2021-A Interest Rate Cap Amortization Schedule
Schedule IV	Class B Conduit Investors and Class B Committed Note Purchasers
Schedule V	Class RR Committed Note Purchaser
Schedule VI	Initial Advances Following the Series 2021-A Closing Date
Schedule VII	Monthly Noteholders’ Statement Information
Schedule VIII	Conditions Subsequent to Funding
Schedule IX	Financial Covenants Description

Exhibit A-1	Form of Series 2021-A Variable Funding Rental Car Asset Backed Note, Class A
Exhibit A-2	Form of Series 2021-A Variable Funding Rental Car Asset Backed Note, Class B
Exhibit A-3	Form of Series 2021-A Variable Funding Rental Car Asset Backed Note, Class RR

Exhibit B-1	Form of Demand Note
Exhibit B-2	Form of Demand Notice
Exhibit C	Form of Series 2021-A Letter of Credit Reduction Notice
Exhibit D	Form of Lease Payment Deficit Notice
Exhibit E-1	Form of Class A Purchaser’s Letter
Exhibit E-2	Form of Class B Purchaser’s Letter Exhibit
Exhibit E-3	Form of Class RR Purchaser’s Letter

Exhibit F	[Reserved]
Exhibit G-1	Form of Class A Assignment and Assumption Agreement
Exhibit G-2	Form of Class B Assignment and Assumption Agreement
Exhibit G-3	Form of Class RR Assignment and Assumption Agreement

Exhibit H	Form of Class A Investor Group Supplement
Exhibit I	Form of Series 2021-A Letter of Credit
Exhibit J	Form of Class A Advance Request

Exhibit K-1	Form of Class A Addendum
Exhibit K-2	Form of Class B Addendum
Exhibit L	Additional UCC Representations
Exhibit M-1	Form of Class A Investor Group Maximum Principal Increase Addendum
Exhibit M-2	Form of Class B Investor Group Principal Increase Addendum
Exhibit M-3	Form of Class RR Principal Increase Addendum
Exhibit N	Form of Required Invoice

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Exhibit O	Address Information
Exhibit P	Form of Confirmation of Registration
Exhibit Q	Form of Letter of Representation for Class B Noteholders

SERIES 2021-A SUPPLEMENT, dated as of June 29, 2021 (“Series 2021-A Supplement”), among HERTZ VEHICLE FINANCING III LLC, a special purpose limited liability company established under the laws of Delaware (“HVF III ”), THE HERTZ CORPORATION, a Delaware corporation (“Hertz” or, in its capacity as administrator with respect to the Series 2021-A Notes, the “Administrator”), the several financial institutions that serve as committed note purchasers set forth on Schedule II hereto (each a “Class A Committed Note Purchaser”), the several commercial paper conduits listed on Schedule II hereto (each a “Class A Conduit Investor”), the financial institution set forth opposite the name of each Class A Conduit Investor, or if there is no Class A Conduit Investor with respect to any Class A Investor Group, the Class A Committed Note Purchaser with respect to such Class A Investor Group, on Schedule II hereto (with respect to such Class A Conduit Investor or Class A Committed Note Purchaser, the “Class A Funding Agent”), the several financial institutions that serve as committed note purchasers that may become party hereto after the Series 2021-A Closing Date (each a “Class B Committed Note Purchaser”), the several commercial paper conduits that may become party hereto after the Series 2021-A Closing Date (each a “Class B Conduit Investor”, and together with the Class A Conduit Investor, the “Conduit Investors”), the financial institution set forth opposite the name of each Class B Conduit Investor, or if there is no Class B Conduit Investor with respect to any Class B Investor Group, the Class B Committed Note Purchaser with respect to such Class B Investor Group, on Schedule IV as modified after the Series 2021-A Closing Date for the issuance of the Class B Notes (with respect to such Class B Conduit Investor or Class B Committed Note Purchaser, the “Class B Funding Agent”, and together with the Class A Funding Agent, the “Funding Agents”), Hertz, as the Class RR committed note purchaser (the “Class RR Committed Note Purchaser” and together with the Class A Committed Note Purchasers and the Class B Committed Note Purchasers, the “Committed Note Purchasers”), Deutsche Bank AG, New York Branch, in its capacity as Program Agent for the Conduit Investors, the Committed Note Purchasers, and the Funding Agents (the “Program Agent”), and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Trustee”), and as securities intermediary (in such capacity, the “Securities Intermediary”), to the Base Indenture, dated as of June 29, 2021 (as amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”), each between HVF III and the Trustee.

PRELIMINARY STATEMENT

WHEREAS, Section 2.2 (Notes Issuable in Series) of the Base Indenture provides, among other things, that HVF III and the Trustee may at any time and from time to time enter into a supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes;

WHEREAS, subject to the terms and conditions of this Series 2021-A Supplement, each Class A Conduit Investor may make Class A Advances from time to time and each Class A Committed Note Purchaser is willing to commit to make Class A Advances from time to time, to fund purchases of Class A Principal Amounts in an aggregate outstanding amount up to the Class A Maximum Investor Group Principal Amount for the related Class A Investor Group during the Series 2021-A Revolving Period;

WHEREAS, subject to the terms and conditions of this Series 2021-A Supplement, each Class B Committed Note Purchaser joining after the Series 2021-A Closing Date is willing to commit to make an advance to fund an aggregate outstanding amount equal to the Class B Investor Group Principal Amount for such Class B Investor Group (the “Class B Advance”);

WHEREAS, subject to the terms and conditions of this Series 2021-A Supplement, the Class RR Committed Note Purchaser is willing to commit to make an advance on the date hereof in an aggregate outstanding equal to the Class RR Principal Amount (the “Class RR Advance”);

WHEREAS, Hertz, in its capacity as Administrator, has joined in this Series 2021-A Supplement to confirm certain representations, warranties and covenants made by it in such capacity for the benefit of each Conduit Investor and each Committed Note Purchaser;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement and such Series of Notes shall be designated as the Series 2021-A Variable Funding Rental Car Asset Backed Notes. On and after the Series 2021-A Closing Date, three classes of Series 2021-A Variable Funding Rental Car Asset Backed Notes shall be authorized, one of which shall be referred to herein as the “Class A Notes”, one of which shall be referred to herein as the “Class B Notes” and one of which shall be referred to herein as the “Class RR Notes”. The Class A Notes and the Class RR Notes will be issued on the Series 2021-A Closing Date, and the Class B Notes may be issued after the Series 2021-A Closing Date.

The Class A Notes, the Class B Notes and the Class RR Notes are referred to herein as the “Series 2021-A Notes”.

Article I

DEFINITIONS AND CONSTRUCTION

Section 1.1.         Defined Terms and References. Capitalized terms used herein shall have the meanings assigned to such terms in Schedule I hereto, and if not defined therein, shall have the meanings assigned thereto in the Base Indenture. All Article, Section or Subsection references herein (including, for the avoidance of doubt, in Schedule I hereto) shall refer to Articles, Sections or Subsections of this Series 2021-A Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2021-A Notes and not to any other Series of Notes issued by HVF III .

Section 1.2.         Rules of Construction. In this Series 2021-A Supplement, including the preamble, recitals, attachments, schedules, annexes, exhibits and joinders hereto unless the context otherwise requires:

(a)          the singular includes the plural and vice versa;

(b)         references to an agreement or document shall include the preamble, recitals, all attachments, schedules, annexes, exhibits and joinders to such agreement or document, and are to such agreement or document (including all such attachments, schedules, annexes, exhibits and joinders to such agreement or document) as amended, supplemented, restated and otherwise modified from time to time and to any successor or replacement agreement or document, as applicable (unless otherwise stated);

(c)          reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by this Series 2021-A Supplement, and reference to any Person in a particular capacity only refers to such Person in such capacity;

(d)         reference to any gender includes the other gender;

(e)          reference to any Requirement of Law means such Requirement of Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time;

(f)          “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term;

(g)         with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”;

(h)         references to sections of the Code also refer to any successor sections; and

(i)           the language used in this Series 2021-A Supplement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

Section 1.3.          Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Series 2021-A Related Document, each party hereto acknowledges that any liability of any Funding Agent, Conduit Investor or Committed Note Purchaser that is an Affected Financial Institution arising under any Series 2021-A Related Document, to the extent such liability is unsecured (all such liabilities, other than any Excluded Liability, the “Covered Liabilities”), may be subject to the Write-Down and Conversion Powers and agrees and consents to, and acknowledges and agrees to be bound by:

(a)         the application of any Write-Down and Conversion Powers to any such Covered Liability arising hereunder which may be payable to it by any Funding Agent, Conduit Investor or Committed Note Purchaser that is an Affected Financial Institution; and

(b)         the effects of any Bail-In Action on any such Covered Liability, including, if applicable:

(i)          a reduction in full or in part or cancellation of any such Covered Liability;

(ii)        a conversion of all, or a portion of, such Covered Liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such Covered Liability under this Agreement or any other Series 2021-A Related Document; or

(iii)        the variation of the terms of such Covered Liability in connection with the exercise of the Write-Down and Conversion Powers.

Notwithstanding anything to the contrary herein, nothing contained in this Section 1.3 (Acknowledgement and Consent to Bail-In of Affected Financial Institutions) shall modify or otherwise alter the rights or obligations with respect to any liability that is not a Covered Liability.

Upon the application of any Write-Down and Conversion Powers to any Covered Liability, HVF III shall provide a written notice to the Series 2021-A Noteholders as soon as practicable regarding such Write-Down and Conversion Powers to any Covered Liability. HVF III shall also deliver a copy of such notice to the Trustee for information purposes.

The parties hereto waive, to the extent permitted by law, any and all claims against the Trustee for, and agree not to initiate a suit against the Trustee in respect of, and agree that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case at the direction of HVF III or any other party as permitted by the Indenture in connection with the application of any Write-Down and Conversion Powers to any Covered Liability.

Section 1.4.          Required Series Noteholder. For purposes of Section 2.2 of the Base Indenture (Series Supplement for each Series of Notes), the “Series Closing Date” shall be June 29, 2021 and the “Required Series Noteholders” shall be the “Required Controlling Class Series 2021-A Noteholders.”

Article II

INITIAL ISSUANCE; INCREASES AND DECREASES OF PRINCIPAL AMOUNT OF SERIES 2021-A NOTES

Section 2.1.          Initial Purchase; Additional Series 2021-A Notes.

(a)          Initial Purchase. On the terms and conditions set forth in this Series 2021-A Supplement, HVF III will issue and will cause the Trustee to authenticate the initial Class A Notes and the initial Class RR Note on the Series 2021-A Closing Date. HVF III will provide an instruction with respect to any Class B Notes issued after the Series 2021-A Closing Date.

(b)         Additional Investor Groups.

(i)          Additional Class A Investor Groups. Subject only to compliance with this Section 2.1(b)(i) (Additional Class A Investor Groups), Section 2.1(d)(i) (Conditions to Issuance of Additional Series 2021-A Notes) and Section 2.1(e)(i) (Class A Additional Series 2021-A Notes Face and Principal Amount), on any Business Day during the Series 2021-A Revolving Period, HVF III from time to time may increase the Class A Maximum Principal Amount by entering into a Class A Addendum with each member of a Class A Additional Investor Group and the Class A Funding Agent with respect to such Class A Additional Investor Group, and upon execution of any such Class A Addendum, such related Class A Funding Agent, the Class A Conduit Investors, if any, and the Class A Committed Note Purchasers in such Class A Additional Investor Group shall become parties to this Series 2021-A Supplement from and after the date of such execution; provided that, contemporaneously with any such increase, HVF III shall effect a pro rata increase in the Class RR Principal Amount pursuant to Section 2.1(c)(iii) (Class RR Principal Increase). HVF III shall provide at least one (1) Business Day’s prior written notice to each Class A Funding Agent party hereto as of the date of such notice, the Program Agent of any such addition, setting forth (i) the names of the Class A Conduit Investors, if any, and the Class A Committed Note Purchasers that are members of such Class A Additional Investor Group and the Class A Funding Agent with respect to such Class A Additional Investor Group, (ii) the Class A Maximum Investor Group Principal Amount and the Class A Additional Investor Group Initial Principal Amount, in each case with respect to such Class A Additional Investor Group, (iii) the Class A Maximum Principal Amount and each Class A Committed Note Purchaser’s Class A Committed Note Purchaser Percentage in each case after giving effect to such addition and (iv) the desired effective date of such addition. On the effective date of each such addition, the Program Agent shall revise Schedule II hereto in accordance with the information provided in the notice described above relating to such addition.

(ii)         Additional Class B Investor Groups. Subject only to compliance with this Section 2.1(b)(ii) (Additional Class B Investor Groups), Section 2.1(d)(ii) (Conditions to Issuance of Additional Series 2021-A Notes) and Section 2.1(e)(ii) (Class B Additional Series 2021-A Notes Face and Principal Amount), on any Business Day during the Series 2021-A Revolving Period, HVF III from time to time may increase the Class B Principal Amount by entering into a Class B Addendum with each member of a Class B Additional Investor Group and the Class B Funding Agent with respect to such Class B Additional Investor Group, and upon execution of any such Class B Addendum, such related Class B Funding Agent, the Class B Conduit Investors, if any, and the Class B Committed Note Purchasers in such Class B Additional Investor Group shall become parties to this Series 2021-A Supplement from and after the date of such execution. HVF III shall provide at least one (1) Business Day’s prior written notice to each Class B Funding Agent party hereto as of the date of such notice, the Program Agent of any such addition, setting forth (i) the names of the Class B Conduit Investors, if any, and the Class B Committed Note Purchasers that are members of such Class B Additional Investor Group and the Class B Funding Agent with respect to such Class B Additional Investor Group, (ii) the Class B Investor Group Principal Amount to be funded by such Class B Additional Investor Group and (iii) the desired effective date of such addition. On the effective date of each such addition, the Program Agent shall revise Schedule IV hereto in accordance with the information provided in the notice described above relating to such addition.

(c)          Investor Group Maximum Principal Increase.

(i)         Class A Investor Group Maximum Principal Increase. Subject only to compliance with this Section 2.1(c)(i) (Class A Investor Group Maximum Principal Increase), Section 2.1(d)(i) (Conditions to Issuance of Additional Series 2021-A Notes) and Section 2.1(e)(i) (Class A Additional Series 2021-A Notes Face and Principal Amount), on any Business Day during the Series 2021-A Revolving Period, HVF III and any Class A Investor Group and its related Class A Funding Agent, Class A Conduit Investors, if any, and Class A Committed Note Purchasers may increase such Class A Investor Group’s Class A Maximum Investor Group Principal Amount and effect a corresponding increase to the Class A Maximum Principal Amount (any such increase, a “Class A Investor Group Maximum Principal Increase”) by entering into a Class A Investor Group Maximum Principal Increase Addendum; provided that, contemporaneously with any such increase HVF III effects on a pro rata basis an increase in the Class RR Principal Amount pursuant to Section 2.1(c)(iii). HVF III shall provide at least one (1) Business Day’s prior written notice to the Program Agent and each Class A Funding Agent party hereto as of the date of such notice of any such increase, setting forth (i) the names of the Class A Funding Agent, the Class A Conduit Investors, if any, and the Class A Committed Note Purchasers that are members of such Class A Investor Group, (ii) the Class A Maximum Investor Group Principal Amount with respect to such Class A Investor Group, the Class A Maximum Principal Amount, and each Class A Committed Note Purchaser’s Class A Committed Note Purchaser Percentage, in each case after giving effect to such Class A Investor Group Maximum Principal Increase, (iii) the Class A Investor Group Maximum Principal Increase Amount in connection with such Class A Investor Group Maximum Principal Increase, if any, and (iv) the desired effective date of such Class A Investor Group Maximum Principal Increase. On the effective date of each Class A Investor Group Maximum Principal Increase, the Program Agent shall revise Schedule II hereto in accordance with the information provided in the notice described above relating to such Class A Investor Group Maximum Principal Increase, which revision, for the avoidance of doubt, shall not require the consent of the Trustee or any Series 2021-A Noteholder.

(ii)        Class B Investor Group Principal Increase. Subject only to compliance with this Section 2.1(c)(ii) (Class B Investor Group Principal Increase), Section 2.1(d)(ii) (Conditions to Issuance of Additional Series 2021-A Notes) and Section 2.1(e)(ii) (Class B Additional Series 2021-A Notes Face and Principal Amount), on any Business Day during the Series 2021-A Revolving Period, HVF III and any Class B Investor Group and its related Class B Funding Agent, Class B Conduit Investors, if any, and Class B Committed Note Purchasers may increase such Class B Investor Group’s Class B Investor Group Principal Amount and effect a corresponding increase to the Class B Principal Amount (any such increase, a “Class B Investor Group Principal Increase”) by entering into a Class B Investor Group Principal Increase Addendum provided that, contemporaneously with any such increase HVF III effects on a pro rata basis an increase in the Class RR Principal Amount. HVF III shall provide at least one (1) Business Day’s prior written notice to the Program Agent and each Class B Funding Agent party hereto as of the date of such notice of any such increase setting forth (i) the names of the Class B Conduit Investors, if any, and the Class B Committed Note Purchasers that are members of such Class B Investor Group and the Class B Funding Agent with respect to such Class B Investor Group, (ii) the Class B Investor Group Principal Amount to be funded by such Class B Investor Group and (iii) the desired effective date of such increase. On the effective date of each such addition, the Program Agent shall revise Schedule IV hereto in accordance with the information provided in the notice described above relating to such Class B Investor Group Principal Increase, which revision, for the avoidance of doubt, shall not require the consent of the Trustee or any Series 2021-A Noteholder.

(iii)        Class RR Principal Increase. Subject only to compliance with this Section 2.1(c)(iii) (Class RR Principal Increase), Section 2.1(d)(iii) (Conditions to Issuance of Additional Series 2021-A Notes) and Section 2.1(e)(iii) (Class RR Additional Series 2021-A Notes Face and Principal Amount), on any Business Day during the Series 2021-A Revolving Period, HVF III and the Class RR Committed Note Purchaser may increase the Class RR Principal Amount (any such increase, a “Class RR Principal Increase”) by entering into a Class RR Principal Increase Addendum. HVF III shall provide at least one (1) Business Day’s prior written notice to the Class RR Committed Note Purchaser and the Program Agent of any such increase, setting forth (i) the Class RR Principal Amount after giving effect to such Class RR Principal Increase, (ii) the Class RR Principal Increase Amount in connection with such Class RR Principal Increase and (iii) the desired effective date of such Class RR Principal Increase. On the effective date of each Class RR Principal Increase, the Program Agent shall revise Schedule VII hereto in accordance with the information provided in the notice described above relating to such Class RR Principal Increase, which revision, for the avoidance of doubt, shall not require the consent of the Trustee or any Series 2021-A Noteholder.

(d)         Conditions to Issuance of Additional Series 2021-A Notes.

(i)         In connection with the addition of a Class A Additional Investor Group or a Class A Investor Group Maximum Principal Increase, additional Class A Notes (“Class A Additional Series 2021-A Notes”) may be issued subsequent to the Series 2021-A Closing Date subject to the satisfaction of each of the following conditions:

A.         the amount of such issuance of Class A Additional Series 2021-A Notes, if applicable, shall be equal to or greater than $2,500,000 and integral multiples of $100,000 in excess thereof;

B.          no Amortization Event or Potential Amortization Event, in each case with respect to the Series 2021-A Notes has occurred and is continuing and such issuance and the application of any proceeds thereof, will not cause an Amortization Event or Potential Amortization Event, in each case with respect to the Series 2021-A Notes; and

C.          all representations and warranties set forth in Article VII (Representations and Warranties) of the Base Indenture and Article VI (Representations and Warranties; Covenants; Closing Conditions) of this Series 2021-A Supplement shall be true and correct with the same effect as if made on and as of such date (except to the extent such representations expressly relate to an earlier date).

(ii)          The initial issuance of Class B Notes shall be treated as an issuance of Class B Additional Series 2021-A Notes. In connection with the addition of a Class B Additional Investor Group or a Class B Investor Group Principal Increase, additional Class B Notes (“Class B Additional Series 2021-A Notes”) may be issued subsequent to the Series 2021-A Closing Date subject to the satisfaction of each of the following conditions:

A.           the amount of such issuance of Class B Additional Series 2021-A Notes, if applicable, shall be equal to or greater than $2,500,000 and integral multiples of $100,000 in excess thereof;

B.            no Amortization Event or Potential Amortization Event, in each case with respect to the Series 2021-A Notes has occurred and is continuing and such issuance and the application of any proceeds thereof, will not cause an Amortization Event or Potential Amortization Event, in each case with respect to the Series 2021-A Notes; and

C.           all representations and warranties set forth in Article VII (Representations and Warranties) of the Base Indenture and Article VI (Representations and Warranties; Covenants; Closing Conditions) of this Series 2021-A Supplement shall be true and correct with the same effect as if made on and as of such date (except to the extent such representations expressly relate to an earlier date).

(iii)          In connection with a Class RR Principal Increase, additional Class RR Notes (“Class RR Additional Series 2021-A Notes”) may be issued subsequent to the Series 2021-A Closing Date subject to the satisfaction of each of the following conditions:

A.           the amount of such issuance of Class RR Additional Series 2021-A Notes, if applicable, shall be equal to or greater than $100,000 and integral multiples of $100,000 in excess thereof;

B.            no Amortization Event or Potential Amortization Event, in each case with respect to the Series 2021-A Notes has occurred and is continuing and such issuance and the application of any proceeds thereof, will not cause an Amortization Event or Potential Amortization Event, in each case with respect to the Series 2021-A Notes; and

C.           all representations and warranties set forth in Article VII (Representations and Warranties) of the Base Indenture and Article VI (Representations and Warranties; Covenants; Closing Conditions) of this Series 2021-A Supplement shall be true and correct with the same effect as if made on and as of such date (except to the extent such representations expressly relate to an earlier date).

(e)           Additional Series 2021-A Notes Face and Principal Amount.

(i)            Class A Additional Series 2021-A Notes Face and Principal Amount. Class A Additional Series 2021-A Notes shall bear a face amount equal to up to the Class A Maximum Investor Group Principal Amount with respect to the Class A Additional Investor Group or, in the case of a Class A Investor Group Maximum Principal Increase, the Class A Maximum Investor Group Principal Amount with respect to the related Class A Investor Group (after giving effect to such Class A Investor Group Maximum Principal Increase with respect to such Class A Investor Group), as applicable, and initially shall be issued in a principal amount equal to the Class A Additional Investor Group Initial Principal Amount, if any, with respect to such Class A Additional Investor Group and, in the case of a Class A Investor Group Maximum Principal Increase, the sum of the amount of the related Class A Investor Group Maximum Principal Increase Amount and the Class A Investor Group Principal Amount of such Class A Investor Group’s Class A Notes surrendered for cancellation in connection with such Class A Investor Group Maximum Principal Increase. Upon the issuance of any such Class A Additional Series 2021-A Notes, the Class A Maximum Principal Amount shall be increased by the Class A Maximum Investor Group Principal Amount for any such Class A Additional Investor Group or the amount of any such Class A Investor Group Maximum Principal Increase, as applicable. No later than one Business Day following any such Class A Investor Group Maximum Principal Increase, the Program Agent shall revise Schedule II to reflect such Class A Investor Group Maximum Principal Increase, which revision, for the avoidance of doubt, shall not require the consent of the Trustee or any Series 2021-A Noteholder.

(ii)           Class B Additional Series 2021-A Notes Face and Principal Amount. Class B Additional Series 2021-A Notes shall bear a face amount equal the Class B Investor Group Principal Amount with respect to the Class B Additional Investor Group or, in the case of a Class B Investor Group Principal Increase, the Class B Investor Group Principal Amount with respect to the related Class B Investor Group (after giving effect to such Class B Investor Group Principal Increase with respect to such Class B Investor Group), as applicable, and initially shall be issued in a principal amount equal to the Class B Additional Investor Group Principal Amount, if any, with respect to such Class B Additional Investor Group and, in the case of a Class B Investor Group Principal Increase, the sum of the amount of the related Class B Investor Group Principal Increase Amount and the Class B Investor Group Principal Amount of such Class B Investor Group’s Class B Notes surrendered for cancellation in connection with such Class B Investor Group Principal Increase. Upon the issuance of any such Class B Additional Series 2021-A Notes, the Class B Principal Amount shall be increased by the Class B Investor Group Principal Amount for any such Class B Additional Investor Group or the amount of any such Class B Investor Group Principal Increase, as applicable. No later than one Business Day following any such Class B Investor Group Principal Increase, the Program Agent shall revise Schedule IV to reflect such Class B Investor Group Principal Increase, which revision, for the avoidance of doubt, shall not require the consent of the Trustee or any Series 2021-A Noteholder.

(iii)          Class RR Additional Series 2021-A Notes Face and Principal Amount. Class RR Additional Series 2021-A Notes shall initially bear a face amount equal to the Class RR Principal Amount (after giving effect to any Class RR Principal Increase), and in connection with any Class RR Principal Increase, shall be issued in a principal amount equal to the sum of the amount of the related Class RR Principal Increase Amount and the Class RR Principal Amount of the Class RR Note surrendered for cancellation in connection with such Class RR Principal Increase. Upon the issuance of any such Class RR Additional Series 2021-A Notes, the Class RR Principal Amount shall be increased by the amount of such Class RR Principal Increase, as applicable. No later than one Business Day following any such Class RR Principal Increase, the Program Agent shall revise Schedule V to reflect such Class RR Principal Increase, which revision, for the avoidance of doubt, shall not require the consent of the Trustee or any Series 2021-A Noteholder.

(f)           No Consents Required. Notwithstanding anything herein or in any other Series 2021-A Related Document to the contrary, no consent of any existing Class A Investor Group or its related Class A Funding Agent, Class A Conduit Investors, if any, Class A Committed Note Purchasers, any existing Class B Investor Group or its related Class B Funding Agent, Class B Conduit Investors, if any, Class B Committed Note Purchasers, the Class RR Committed Note Purchaser or the Program Agent is required for HVF III to (i) enter into a Class A Addendum or a Class B Addendum, (ii) cause each member of a Class A Additional Investor Group and its related Class A Funding Agent to become parties to this Series 2021-A Supplement or cause each member of a Class B Additional Investor Group and its related Class B Funding Agent to become parties to this Series 2021-A Supplement, (iii) increase the Class A Maximum Investor Group Principal Amount with respect to any Class A Investor Group or increase the Class B Investor Group Principal Amount with respect to any Class B Investor Group, (iv) increase the Class A Maximum Principal Amount, increase the Class B Principal Amount or increase the Class RR Principal Amount or (v) modify Schedule II, Schedule IV or Schedule V in each case as set forth in this Section 2.1 (Initial Purchase; Additional Series 2021-A Notes).

(g)            Proceeds. Subject to the provisions set forth in Section 2.2(b), the proceeds from the initial issuance of the Class A Notes and the Class RR Note shall be paid into the Series 2021-A Principal Collection Account and, subject to the satisfaction or waiver by the Required Unanimous Controlling Class Series 2021-A Noteholders of the Conditions Subsequent to Funding, shall be applied on the Chapter 11 Exit Date to fund the purchase of Eligible Vehicles from Hertz Vehicles Financing LLC pursuant to the HVF Purchase Agreement and Hertz Vehicles Interim Financing LLC pursuant to the HVIF Purchase Agreement or, if the Conditions Subsequent to Funding are not satisfied or waived by the Required Unanimous Controlling Class Series 2021-A Noteholders, shall be returned to the Series 2021-A Noteholders, in either case, in accordance with Section 2.2(b); provided that pending such payment or return on the Chapter 11 Exit Date, such proceeds shall be held by the Trustee in the Series 2021-A Principal Collection Account in trust for the benefit of the Series 2021-A Noteholders. Proceeds from the issuance of any Class A Additional Series 2021-A Notes, any Class B Additional Series 2021-A Notes and any Class RR Additional Series 2021-A Notes following the Series 2021-A Closing Date shall be paid at the direction of HVF III.

(h)           Series 2021-A Notes Issued on Series 2021-A Closing Date.

(i)            Class A Notes. For each Class A Investor Group that requests its Class A Note be issued as an Uncertificated Note, the Uncertificated Note for such Class A Investor Group shall be recorded in the Note Register by the Registrar. On the Series 2021-A Closing Date, for each Class A Investor Group that does not request an Uncertificated Note, HVF III shall issue, and shall cause the Trustee to authenticate, a Class A Note with respect to each Class A Investor Group. Any such definitive Class A Note for each such Class A Investor Group shall:

A.           bear a face amount as of the Series 2021-A Closing Date of up to the Class A Maximum Investor Group Principal Amount with respect to such Class A Investor Group,

B.            have an initial principal amount equal to the Class A Initial Investor Group Principal Amount with respect to such Class A Investor Group,

C.            be dated the Series 2021-A Closing Date,

D.            be registered in the name of the respective Class A Funding Agent or its nominee, as agent for the related Class A Conduit Investor, if any, and the related Class A Committed Note Purchaser, or in such other name as the respective Class A Funding Agent may request in writing,

E.             be duly authenticated in accordance with the provisions of the Base Indenture and this Series 2021-A Supplement; and

F.             be delivered to or at the written direction of the respective Class A Funding Agent contemporaneously with the funding of the Class A Initial Advance Amount for such Class A Investor Group, by such Class A Investor Group.

(ii)           Class B Notes. For each Class B Investor Group that does not request a definitive Class B Note, the Uncertificated Note for such Class B Investor Group shall be recorded in the Note Register by the Registrar. On the Series 2021-A Closing Date, for each Class B Investor Group requesting a definitive Class B Note, HVF III shall issue, and shall cause the Trustee to authenticate, a Class B Note for each Class B Investor. Any such definitive Class B Note for each such Class B Investor Group shall:

A.           have a principal amount equal to the Class B Investor Group Principal Amount with respect to such Class B Investor Group,

B.            be dated the Series 2021-A Closing Date,

C.            be registered in the name of the respective Class B Funding Agent or its nominee, as agent for the related Class B Conduit Investor, if any, and the related Class B Committed Note Purchaser, or in such other name as the respective Class B Funding Agent may request in writing,

D.            be duly authenticated in accordance with the provisions of the Base Indenture and this Series 2021-A Supplement; and

E.             be delivered to or at the written direction of the respective Class B Funding Agent contemporaneously with the funding of the initial Class B Advance Amount for such Class B Investor Group, by such Class B Investor Group.

Section 2.2.           Advances.

(a)           Class A Advances.

(i)            Class A Advance Requests. Subject to the terms of this Series 2021-A Supplement, including satisfaction of the Class A Funding Conditions, the aggregate outstanding principal amount of the Class A Notes may be increased from time to time. On any Business Day during the Series 2021-A Revolving Period, HVF III, subject to this Section 2.2(a) (Class A Advances), may, upon two (2) Business Days’ prior written notice to the Trustee and the Class A Noteholders, increase the Class A Principal Amount (such increase, including any increase resulting from a Class A Investor Group Maximum Principal Increase Amount or a Class A Additional Investor Group Initial Principal Amount, is referred to as a “Class A Advance”), which increase shall be allocated among the Class A Investor Groups in accordance with Section 2.2(a)(iv) (Class A Advance Allocations).

A.           Whenever HVF III wishes a Class A Conduit Investor, or if there is no Class A Conduit Investor with respect to any Class A Investor Group, the Class A Committed Note Purchaser with respect to such Class A Investor Group, to make a Class A Advance, HVF III shall notify the Program Agent, the related Class A Funding Agent and the Trustee by providing written notice delivered to the Program Agent, the Trustee and such Class A Funding Agent (with a copy of such notice delivered to the Class A Committed Note Purchasers) no later than 11:30 a.m. (New York City time) on the second Business Day prior to the proposed Class A Advance (which notice may be combined with the notice delivered pursuant to Section 2.1(b)(i) (Additional Class A Investor Groups), in the case of a Class A Advance in connection with a Class A Additional Investor Group Initial Principal Amount, or pursuant to Section 2.1(c)(i) (Class A Investor Group Maximum Principal Increase), in the case of a Class A Advance in connection with a Class A Investor Group Maximum Principal Increase Amount). Each such notice shall be irrevocable and shall in each case refer to this Series 2021-A Supplement and specify the aggregate amount of the requested Class A Advance to be made on such date; provided, however, if HVF III receives a Class A Delayed Funding Notice in accordance with Section 2.2(a)(v) (Class A Delayed Funding Procedures) by 6:00 p.m. (New York time) on the second Business Day prior to the date of any proposed Class A Advance, HVF III shall have the right to revoke the Class A Advance Request with respect to the requested Class A Advance by providing the Program Agent and each Class A Funding Agent (with a copy to the Trustee and each Class A Committed Note Purchaser) written notice, by telecopy or electronic mail, of such revocation no later than 10:00 a.m. (New York time) on the Business Day prior to the proposed date of such Class A Advance.

B.            Each Class A Funding Agent shall promptly advise its related Class A Conduit Investor, or if there is no Class A Conduit Investor with respect to any Class A Investor Group, its related Class A Committed Note Purchaser, of any notice given pursuant to Section 2.2(a)(i) (Class A Advance Requests) and, if there is a Class A Conduit Investor with respect to any Class A Investor Group, shall promptly thereafter (but in no event later than 11:00 a.m. (New York City time) on the proposed date of the Class A Advance), notify HVF III and the related Class A Committed Note Purchaser(s), whether such Class A Conduit Investor has determined to make such Class A Advance.

(ii)           Party Obligated to Fund Class A Advances. Upon HVF III’s request in accordance with Section 2.2(a)(i) (Class A Advance Requests):

A.           each Class A Conduit Investor, if any, may fund Class A Advances (whether as a Class A Non-Delayed Amount or a Class A Delayed Amount) from time to time during the Series 2021-A Revolving Period;

B.            if any Class A Conduit Investor determines that it will not make a Class A Advance (whether as a Class A Non-Delayed Amount or a Class A Delayed Amount) or any portion of a Class A Advance (whether as a Class A Non-Delayed Amount or a Class A Delayed Amount), then such Class A Conduit Investor shall notify the Program Agent and the Class A Funding Agent with respect to such Class A Conduit Investor, and each Class A Committed Note Purchaser with respect to such Class A Conduit Investor, subject to Section 2.2(a)(v) (Class A Delayed Funding Procedures), shall fund its pro rata portion (by Class A Committed Note Purchaser Percentage) of the Class A Commitment Percentage with respect to such Class A Investor Group of such Class A Advance (whether as a Class A Non-Delayed Amount or a Class A Delayed Amount) not funded by such Class A Conduit Investor; and

C.           if there is no Class A Conduit Investor with respect any Class A Investor Group, then the Class A Committed Note Purchaser(s) with respect to such Class A Investor Group, subject to Section 2.2(a)(v) (Class A Delayed Funding Procedures), shall fund Class A Advances (whether as a Class A Non-Delayed Amount or a Class A Delayed Amount) from time to time.

(iii)         Class A Conduit Investor Funding. Each Class A Conduit Investor hereby agrees with respect to itself that it will use commercially reasonable efforts to fund Class A Advances made by its Class A Investor Group through the issuance of Class A Commercial Paper; provided that, (i) no Class A Conduit Investor will have any obligation to use commercially reasonable efforts to fund Class A Advances made by its Class A Investor Group through the issuance of Class A Commercial Paper at any time that the funding of such Class A Advance through the issuance of Class A Commercial Paper would be prohibited by the program documents governing such Class A Conduit Investor’s commercial paper program, (ii) nothing herein is (or shall be construed) as a commitment by any Class A Conduit Investor to fund any Class A Advance through the issuance of Class A Commercial Paper; provided further that, the Class A Conduit Investors shall not, and shall not be obligated to, fund or pay any amount pursuant to this Series 2021-A Supplement unless (i) the respective Class A Conduit Investor has received funds that may be used to make such funding or other payment and which funds are not required to repay any of the commercial paper notes (“Class A CP Notes”) issued by such Class A Conduit Investor when due and (ii) after giving effect to such funding or payment, either (x) such Class A Conduit Investor could issue Class A CP Notes to refinance all of its outstanding Class A CP Notes (assuming such outstanding Class A CP Notes matured at such time) in accordance with the program documents governing its commercial paper program or (y) all of the Class A CP Notes are paid in full. Any amount that a Class A Conduit Investor does not pay pursuant to the operation of the second proviso of the preceding sentence shall not constitute a claim (as defined in Section 101 of the Bankruptcy Code) against or obligation of such Class A Conduit Investor for any such insufficiency.

(iv)          Class A Advance Allocations. HVF III shall allocate the proposed Class A Advance among the Class A Investor Groups ratably by their respective Class A Commitment Percentages; provided that, in the event that one or more Class A Additional Investor Groups become party to this Series 2021-A Supplement in accordance with Section 2.1(b)(i) (Additional Class A Investor Groups) or one or more Class A Investor Group Maximum Principal Increases are effected in accordance with Section 2.1(c)(i) (Class A Investor Group Maximum Principal Increase), any Class A Additional Investor Group Initial Principal Amount in connection with the addition of each such Class A Additional Investor Group, any Class A Investor Group Maximum Principal Increase Amount in connection with each such Class A Investor Group Maximum Principal Increase, and each Class A Advance subsequent to any of the foregoing shall be allocated solely to such Class A Additional Investor Groups and/or such Class A Investor Groups, as applicable, until (and only until) the Class A Principal Amount is allocated ratably among all Class A Investor Groups (based upon each such Class A Investor Group’s Class A Commitment Percentage after giving effect to each such Class A Investor Group or Class A Additional Investor Group becoming party hereto and/or each such Class A Investor Group Maximum Principal Increase, as applicable); provided further that on or prior to the Payment Date (or, if such Class A Investor Group or Class A Additional Investor Group becomes party hereto or such Class A Investor Group Maximum Principal Increase occurs, in either case, after the Determination Date with respect to such Payment Date, the second Payment Date) immediately following the date on which any such Class A Investor Group or Class A Additional Investor Group becomes party hereto or a Class A Investor Group Maximum Principal Increase occurs, HVF III shall use commercially reasonable efforts to request Class A Advances and/or effect Class A Voluntary Decreases to the extent necessary to cause (after giving effect to such Class A Advances and Class A Voluntary Decreases) the Class A Principal Amount to be allocated ratably among all Class A Investor Groups (based upon each such Class A Investor Group’s Class A Commitment Percentage after giving effect to such Class A Investor Group or Class A Additional Investor Group becoming party hereto or such Class A Investor Group Maximum Principal Increase, as applicable).

(v)           Class A Delayed Funding Procedures.

A.           A Class A Delayed Funding Purchaser, upon receipt of any notice of a Class A Advance pursuant to Section 2.2(a)(i) (Class A Advance Requests), promptly (but in no event later than 6:00 p.m. (New York time) on the second Business Day prior to the proposed date of such Class A Advance) may notify HVF III in writing (a “Class A Delayed Funding Notice”) of its election to designate such Class A Advance as a delayed Class A Advance (such Class A Advance, a “Class A Designated Delayed Advance”). If such Class A Delayed Funding Purchaser’s ratable portion of such Class A Advance exceeds its Class A Required Non-Delayed Amount (such excess amount, the “Class A Permitted Delayed Amount”), then the Class A Delayed Funding Purchaser also shall include in the Class A Delayed Funding Notice the portion of such Class A Advance (such amount as specified in the Class A Delayed Funding Notice, not to exceed such Class A Delayed Funding Purchaser’s Class A Permitted Delayed Amount, the “Class A Delayed Amount”) that the Class A Delayed Funding Purchaser has elected to fund on a Business Day that is on or prior to the thirty-fifth (35th) day following the proposed date of such Class A Advance (such date as specified in the Class A Delayed Funding Notice, the “Class A Delayed Funding Date”) rather than on the date for such Class A Advance specified in the related Class A Advance Request.

B.            If (A) one or more Class A Delayed Funding Purchasers provide a Class A Delayed Funding Notice to HVF III specifying a Class A Delayed Amount in respect of any Class A Advance and (B) HVF III shall not have revoked the notice of the Class A Advance by 10:00 a.m. (New York time) on the Business Day preceding the proposed date of such Class A Advance, then HVF III, by no later than 11:30 a.m. (New York time) on the Business Day preceding the date of such proposed Class A Advance, may (but shall have no obligation to) direct each Class A Available Delayed Amount Committed Note Purchaser to fund an additional portion of such Class A Advance on the proposed date of such Class A Advance equal to such Class A Available Delayed Amount Committed Note Purchaser’s proportionate share (based upon the relative Class A Committed Note Purchaser Percentage of such Class A Available Delayed Amount Committed Note Purchasers) of the aggregate Class A Delayed Amount with respect to the proposed Class A Advance; provided that, (i) no Class A Available Delayed Amount Committed Note Purchaser shall be required to fund any portion of its proportionate share of such aggregate Class A Delayed Amount that would cause its Class A Investor Group Principal Amount to exceed its Class A Maximum Investor Group Principal Amount and (ii) any Class A Conduit Investor, if any, in the Class A Available Delayed Amount Committed Note Purchaser’s Class A Investor Group may, in its sole discretion, agree to fund such proportionate share of such aggregate Class A Delayed Amount.

C.            Upon receipt of any notice of a Class A Delayed Amount in respect of a Class A Advance pursuant to Section 2.2(a)(v)(B) (Class A Delayed Funding Procedures), a Class A Available Delayed Amount Committed Note Purchaser, promptly (but in no event later than 6:00 p.m. (New York time) on the Business Day prior to the proposed date of such Class A Advance) may notify HVF III in writing (a “Class A Second Delayed Funding Notice”) of its election to decline to fund a portion of its proportionate share of such Class A Delayed Amount (such portion, the “Class A Second Delayed Funding Notice Amount”); provided that, the Class A Second Delayed Funding Notice Amount shall not exceed the excess, if any, of (A) such Class A Available Delayed Amount Committed Note Purchaser’s proportionate share of such Class A Delayed Amount over (B) such Class A Available Delayed Amount Committed Note Purchaser’s Class A Required Non-Delayed Amount (after giving effect to the funding of any amount in respect of such Class A Advance to be made by such Class A Available Delayed Amount Committed Note Purchaser or the Class A Conduit Investor in such Class A Available Delayed Amount Committed Note Purchaser’s Class A Investor Group) (such excess amount, the “Class A Second Permitted Delayed Amount”), and upon any such election, such Class A Available Delayed Amount Committed Note Purchaser shall include in the Class A Second Delayed Funding Notice the Class A Second Delayed Funding Notice Amount.

(vi)          Funding Class A Advances.

A.           Subject to the other conditions set forth in this Section 2.2(a) (Class A Advances), on the date of each Class A Advance, each Class A Conduit Investor and Class A Committed Note Purchaser(s) funding such Class A Advance shall make available to HVF III its portion of the amount of such Class A Advance (other than any Class A Delayed Amount) by wire transfer in U.S. dollars in same day funds to the Series 2021-A Principal Collection Account no later than 2:00 p.m. (New York City time) on the date of such Class A Advance. Proceeds from any Class A Advance shall be deposited into the Series 2021-A Principal Collection Account.

B.            A Class A Delayed Funding Purchaser that delivered a Class A Delayed Funding Notice in respect of a Class A Delayed Amount shall be obligated to fund such Class A Delayed Amount on the related Class A Delayed Funding Date in the manner set forth in the next succeeding sentence, irrespective of whether the Series 2021-A Commitment Termination Date shall have occurred on or prior to such Class A Delayed Funding Date or HVF III would be able to satisfy the Class A Funding Conditions on such Class A Delayed Funding Date. Such Class A Delayed Funding Purchaser shall (i) pay the sum of the Class A Second Delayed Funding Notice Amount related to such Class A Delayed Amount, if any, to HVF III no later than 2:00 p.m. (New York time) on the related Class A Delayed Funding Date by wire transfer in U.S. dollars in same day funds to the Series 2021-A Principal Collection Account, and (ii) pay the Class A Delayed Funding Reimbursement Amount related to such Class A Delayed Amount, if any, on such related Class A Delayed Funding Date to each applicable Class A Funding Agent in immediately available funds for the ratable benefit of the related Class A Available Delayed Amount Purchasers that funded the Class A Delayed Amount on the date of the Advance related to such Class A Delayed Amount in accordance with Section 2.2(a)(v)(B) (Class A Delayed Funding Procedures), based on the relative amount of such Class A Delayed Amount funded by such Class A Available Delayed Amount Purchaser on the date of such Class A Advance pursuant to Section 2.2(a)(v)(B) (Class A Delayed Funding Procedures).

(vii)         Class A Funding Defaults. If, by 2:00 p.m. (New York City time) on the date of any Class A Advance, one or more Class A Committed Note Purchasers in a Class A Investor Group (each, a “Class A Defaulting Committed Note Purchaser,” and each Class A Committed Note Purchaser in the related Class A Investor Group that is not a Class A Defaulting Committed Note Purchaser, a “Class A Non-Defaulting Committed Note Purchaser”) fails to make its portion of such Class A Advance, available to HVF III pursuant to Section 2.2(a)(vi) (Funding Class A Advances) (the aggregate amount unavailable to HVF III as a result of any such failure being herein called a “Class A Advance Deficit”), then the Class A Funding Agent for such Class A Investor Group, by no later than 2:30 p.m. (New York City time) on the applicable date of such Class A Advance, shall instruct each Class A Non-Defaulting Committed Note Purchaser in the same Class A Investor Group as the Class A Defaulting Committed Note Purchaser to pay, by no later than 3:00 p.m. (New York City time), in immediately available funds, to the Series 2021-A Principal Collection Account, an amount equal to the lesser of (i) such Class A Non-Defaulting Committed Note Purchaser’s pro rata portion (based upon the relative Class A Committed Note Purchaser Percentage of such Class A Non-Defaulting Committed Note Purchasers) of the Class A Advance Deficit and (ii) the amount by which such Class A Non-Defaulting Committed Note Purchaser’s pro rata portion (by Class A Committed Note Purchaser Percentage) of the Class A Maximum Investor Group Principal Amount for such Class A Investor Group exceeds the portion of the Class A Investor Group Principal Amount for such Class A Investor Group funded by such Class A Non-Defaulting Committed Note Purchaser (determined after giving effect to all Class A Advances already made by such Class A Investor Group on such date). Subject to Section 1.3 (Acknowledgement and Consent to Bail-In of Affected Financial Institutions), a Class A Defaulting Committed Note Purchaser shall forthwith, upon demand, pay to the applicable Class A Funding Agent for the ratable benefit of the Class A Non-Defaulting Committed Note Purchasers all amounts paid by each such Class A Non-Defaulting Committed Note Purchaser on behalf of such Class A Defaulting Committed Note Purchaser, together with interest thereon, for each day from the date a payment was made by a Class A Non-Defaulting Committed Note Purchaser until the date such Class A Non-Defaulting Committed Note Purchaser has been paid such amounts in full, at a rate per annum equal to the sum of the Base Rate plus 0.50% per annum. For the avoidance of doubt, no Class A Delayed Funding Purchaser that has provided a Class A Delayed Funding Notice in respect of a Class A Advance shall be considered to be in default of its obligation to fund its Class A Delayed Amount or be treated as a Class A Defaulting Committed Note Purchaser hereunder unless and until it has failed to fund the Class A Delayed Funding Reimbursement Amount or the Class A Second Delayed Funding Notice Amount on the related Class A Delayed Funding Date in accordance with Section 2.2(a)(vi)(B) (Funding Class A Advances).

(b)           Initial Advances on the Series 2021-A Closing Date.

(i)           Subject to the satisfaction or waiver by the Required Unanimous Controlling Class Series 2021-A Noteholders of the conditions precedent set forth in Section 6.3 (Closing Conditions), on the Series 2021-A Closing Date, (i) each Class A Investor Group with respect to which the entity listed on Schedule VI is a Class A Committed Note Purchaser shall pay or cause to be paid, in accordance with Section 2.2(a) (Class A Advances), the amount specified opposite such Class A Committed Note Purchaser on Schedule VI as if such specified amount was a Class A Advance and (ii) the Class RR Committed Note Purchaser shall pay or cause to be paid the amount specified opposite the Class RR Committed Note Purchaser on Schedule V (the funding of such amounts, collectively, the “Initial Advances”), in each case, to the Trustee for deposit into the Series 2021-A Principal Collection Account, and the Trustee shall hold the proceeds of such Initial Advances on deposit in the Series 2021-A Principal Collection Account in trust for the Series 2021-A Noteholders and shall not release such funds to, or as directed by, the Issuer. Until such time as the proceeds of the Initial Advances are disbursed in accordance with the provisions of Section 2.2(b)(ii) or (iii), the proceeds of the Initial Advances shall remain uninvested in the Series 2021-A Principal Collection Account.

(ii)           On the Chapter 11 Exit Date, upon the satisfaction or waiver by the Required Unanimous Controlling Class Series 2021-A Noteholders of the Conditions Subsequent to Funding, and written notice thereof by the Required Unanimous Class Controlling Series 2021-A Noteholders to the Trustee, the Trustee shall promptly apply the proceeds of the Initial Advances to fund the purchase of Eligible Vehicles from Hertz Vehicles Financing LLC pursuant to the HVF Purchase Agreement and Hertz Vehicles Interim Financing LLC pursuant to the HVIF Purchase Agreement, on behalf of HVF III, pursuant to the written instructions delivered by HVF III (or the Administrator on its behalf) to the Trustee on or prior to the Series 2021-A Closing Date.

(iii)          Notwithstanding anything to the contrary in this Series 2021-A Supplement or any other Series 2021-A Related Document, if the Required Unanimous Class Controlling Series 2021-A Noteholders have not provided notice to the Trustee that the Conditions Subsequent to Funding have been satisfied or waived by the Required Unanimous Controlling Class Series 2021-A Noteholders on or before 8:30 a.m. (New York City time) on the Chapter 11 Exit Date, the Trustee is hereby directed to, and shall, promptly, but not later than 12:00 noon (New York City time) on the Chapter 11 Exit Date, return to each Series 2021-A Noteholder the amount funded by such Series 2021-A Noteholder with its Initial Advances, together with a pro rata share of any accrued interest thereon at the Class A Note Rate, Class B Note Rate or Class RR Note Rate, as applicable, unless otherwise directed in writing by the Required Unanimous Controlling Class Series 2021-A Noteholders.

(iv)          HVF III agrees and acknowledges that it has no right to, and disclaims any interest in, the funds held in the Series 2021-A Principal Account on the Chapter 11 Exit Date unless and until the conditions set forth on Schedule VIII have been satisfied or expressly waived.

(c)           Class B Advances. The issuance of any Class B Additional Series 2021-A Notes shall be on the terms and subject to the conditions agreed by HVF III and the holders/potential holders of such Class B Notes.

Section 2.3.           Procedure for Decreasing the Principal Amount.

(a)           Principal Decreases. Subject to the terms of this Series 2021-A Supplement, the aggregate principal amount of the Series 2021-A Notes may be decreased from time to time.

(b)           Mandatory Decrease.

(i)            Obligation to Decrease Class A Notes. If any Class A Excess Principal Event shall have occurred and be continuing, then, within five (5) Business Days following HVF III’s discovery of such Class A Excess Principal Event, HVF III shall withdraw from the Series 2021-A Principal Collection Account an amount equal to the lesser of (x) the amount then on deposit in such account and available for distribution to effect a reduction in the Class A Principal Amount pursuant to Section 5.2(c) (Application of Funds in the Series 2021-A Principal Collection Account), and (y) the amount necessary so that, after giving effect to all Class A Voluntary Decreases prior to such date, no such Class A Excess Principal Event shall exist, and distribute the lesser of such (x) and (y) to the Class A Noteholders in respect of principal of the Class A Notes to make a reduction in the Class A Principal Amount in accordance with Section 5.2 (Application of Funds in the Series 2021-A Principal Collection Account) (each reduction of the Class A Principal Amount pursuant to this clause (i), a “Class A Mandatory Decrease” and the amount of each such reduction, the “Class A Mandatory Decrease Amount”).

(ii)          Breakage. Subject to and in accordance with Section 3.6 (Funding Losses), with respect to each Class A Mandatory Decrease, HVF III shall reimburse each Class A Investor Group on the next succeeding Payment Date for any associated breakage costs payable as a result of such Class A Mandatory Decrease.

(iii)          Notice of Mandatory Decrease. Upon discovery of any Class A Excess Principal Event, HVF III, within two (2) Business Days of such discovery, shall deliver written notice of any related Class A Mandatory Decreases, any related Class A Mandatory Decrease Amount and the date of any such Class A Mandatory Decrease to the Trustee and each Class A Noteholder.

(c)            Voluntary Decrease.

(i)            Procedures for Class A Voluntary Decrease. On any Business Day, upon at least three (3) Business Day’s prior notice to each Class A Noteholder, each Class A Conduit Investor, each Class A Committed Note Purchaser and the Trustee, HVF III may decrease the Class A Principal Amount in whole or in part (each such reduction of the Class A Principal Amount pursuant to this Section 2.3(c)(i) (Procedures for Class A Voluntary Decrease), a “Class A Voluntary Decrease”) by withdrawing from the Series 2021-A Principal Collection Account an amount up to the sum of all amounts then on deposit in such account and available for distribution to effect a Class A Voluntary Decrease pursuant to Section 5.2 (Application of Funds in the Series 2021-A Principal Collection Account), and distributing the amount of such withdrawal (such amount, the “Class A Voluntary Decrease Amount”) to the Class A Noteholders as specified in Section 5.2 (Application of Funds in the Series 2021-A Principal Collection Account). Each such notice shall set forth the date of such Class A Voluntary Decrease, the related Class A Voluntary Decrease Amount, whether HVF III is electing to pay any Class A Terminated Purchaser in connection with such Class A Voluntary Decrease, and the amount to be paid to such Class A Terminated Purchaser (if any).

(ii)           Breakage. Subject to and in accordance with Section 3.6 (Funding Losses), with respect to each Class A Voluntary Decrease, HVF III shall reimburse each Class A Investor Group on the next succeeding Payment Date for any associated breakage costs payable as a result of such Class A Voluntary Decrease.

(d)           Voluntary Decrease Minimum Denominations. Each such Class A Voluntary Decrease shall be, in the aggregate for all Class A Notes, in a minimum principal amount of $2,500,000 and integral multiples of $100,000 in excess thereof unless such Class A Voluntary Decrease is allocated to pay any Class A Investor Group Principal Amount in full.

Section 2.4.           Funding Agent Register.

(a)           On each date of a Class A Advance or Class A Decrease hereunder, a duly authorized officer, employee or agent of the related Class A Funding Agent shall make appropriate notations in its books and records of the amount of such Class A Advance or Class A Decrease, as applicable. HVF III hereby authorizes each duly authorized officer, employee and agent of such Class A Funding Agent to make such notations on the books and records as aforesaid and every such notation made in accordance with the foregoing authority shall be prima facie evidence of the accuracy of the information so recorded and shall be binding on HVF III absent manifest error; provided, however, that in the event of a discrepancy between the books and records of such Class A Funding Agent and the records maintained by the Trustee pursuant to this Series 2021-A Supplement, such discrepancy shall be resolved by such Class A Funding Agent and the Program Agent and the Trustee shall be directed by the Program Agent to update its records accordingly.

(b)          On the date of the Class B Advance hereunder, a duly authorized officer, employee or agent of the related Class B Funding Agent shall make appropriate notations in its books and records of the amount of the Class B Advance. HVF III hereby authorizes each duly authorized officer, employee and agent of such Class B Funding Agent to make such notations on the books and records as aforesaid and every such notation made in accordance with the foregoing authority shall be prima facie evidence of the accuracy of the information so recorded and shall be binding on HVF III absent manifest error; provided, however, that in the event of a discrepancy between the books and records of such Class B Funding Agent and the records maintained by the Trustee pursuant to this Series 2021-A Supplement, such discrepancy shall be resolved by such Class B Funding Agent and the Program Agent and the Trustee shall be directed by the Program Agent to update its records accordingly.

(c)           On the date of the Class RR Advance hereunder, a duly authorized officer, employee or agent of the Class RR Committed Note Purchaser shall make appropriate notations in its books and records of the amount of such Class RR Advance. HVF III hereby authorizes each duly authorized officer, employee and agent of the Class RR Committed Note Purchaser to make such notations on the books and records as aforesaid and every such notation made in accordance with the foregoing authority shall be prima facie evidence of the accuracy of the information so recorded and shall be binding on HVF III absent manifest error; provided, however, that in the event of a discrepancy between the books and records of the Class RR Committed Note Purchaser and the records maintained by the Trustee pursuant to this Series 2021-A Supplement, such discrepancy shall be resolved by the Class RR Committed Note Purchaser and the Program Agent and the Trustee shall be directed by the Program Agent to update its records accordingly.

Section 2.5.           Reduction of Maximum Principal Amount.

(a)           Reduction of Class A Maximum Principal Amount.

(i)            HVF III, upon three (3) Business Days’ notice to the Program Agent, each Class A Funding Agent, each Class A Conduit Investor and each Class A Committed Note Purchaser, may effect a permanent reduction (but without prejudice to HVF III’s right to effect a Class A Investor Group Maximum Principal Increase with respect to any Class A Investor Group or add any Class A Additional Investor Group in the future, in each case in accordance with Section 2.1 (Initial Purchase; Additional Series 2021-A Notes)) of the Class A Maximum Principal Amount and a corresponding reduction of each Class A Maximum Investor Group Principal Amount; provided that, with respect to any such reduction effected pursuant to this clause (i),

A.           any such reduction shall be limited to the undrawn portion of the Class A Maximum Principal Amount, although any such reduction may be combined with a Class A Decrease effected pursuant to and in accordance with Section 2.3 (Procedure for Decreasing the Principal Amount) and in a minimum amount of $100.0 million; provided that, solely for the purposes of this Section 2.5(a)(i)(A) (Reduction of Class A Maximum Principal Amount), such undrawn portion of the Class A Maximum Principal Amount shall not include any then unfunded Class A Delayed Amounts relating to any Class A Advance the notice with respect to which HVF III shall not have revoked as of the date of such reduction, and

B.           after giving effect to such reduction, the Class A Maximum Principal Amount equals or exceeds $250.0 million, unless reduced to zero.

(ii)          Any reduction made pursuant to this Section 2.5(a) (Reduction of Class A Maximum Principal Amount) shall be made ratably among the Class A Investor Groups on the basis of their respective Class A Maximum Investor Group Principal Amounts. No later than one Business Day following any reduction of the Class A Maximum Principal Amount becoming effective, the Program Agent shall revise Schedule II to reflect such reduction, which revision, for the avoidance of doubt, shall not require the consent of the Trustee or any Series 2021-A Noteholder.

(b)           Reduction of Class B Principal Amount.

(i)          HVF III, upon three (3) Business Days’ notice to the Program Agent, each Class B Funding Agent, each Class B Conduit Investor and each Class B Committed Note Purchaser, may effect a reduction (but without prejudice to HVF III’s right to effect a Class B Investor Group Principal Increase with respect to any Class B Investor Group or add any Class B Additional Investor Group in the future, in each case in accordance with Section 2.1 (Initial Purchase; Additional Series 2021-A Notes)) of the Class B Principal Amount and a corresponding reduction of each Class B Investor Group Principal Amount; provided that, with respect to any such reduction effected pursuant to this clause (i),

A.            any such reduction must be in a minimum amount of $25.0 million,

B.            after giving effect to such reduction and any reduction to the Class A Maximum Principal Amount, the condition set forth in Section 2.5(d) (Conditions to Repayment) shall be satisfied, and

C.            after giving effect to such reduction, the Class B Principal Amount equals or exceeds $50.0 million, unless reduced to zero.

(ii)          Any reduction made pursuant to this Section 2.5(b) shall be made ratably among the Class B Investor Groups on the basis of their respective Class B Investor Group Principal Amounts. No later than one Business Day following any reduction of the Class B Principal Amount becoming effective, the Program Agent shall revise Schedule IV to reflect such reduction, which revision, for the avoidance of doubt, shall not require the consent of the Trustee or any Series 2021-A Noteholder.

(c)            Reduction of Class RR Principal Amount.

(i)            HVF III, upon three (3) Business Days’ notice to the Program Agent and the Class RR Committed Note Purchaser, may effect a reduction (but without prejudice to HVF III’s right to effect a Class RR Principal Increase in accordance with Section 2.1 (Initial Purchase; Additional Series 2021-A Notes)) of the Class RR Principal Amount; provided that, with respect to any such reduction effected pursuant to this clause (i),

A.            any such reduction must be in a minimum amount of $10.0 million,

B.            after giving effect to such reduction, the Class RR Principal Amount equals or exceeds $20.0 million, unless reduced to zero; and

C.           HVF III is in compliance with Section 6.4 (European Union Securitisation Risk Retention and United Kingdom Securitisation Risk Retention Representations and Undertaking).

(ii)           No later than one Business Day following any reduction of the Class RR Principal Amount becoming effective, the Program Agent shall revise Schedule V to reflect such reduction, which revision, for the avoidance of doubt, shall not require the consent of the Trustee or any Series 2021-A Noteholder.

(d)           Conditions to Repayment of Class B Notes. Each reduction pursuant to Section 2.5(b) (Reduction of Class B Principal Amount) may only be made if, after giving effect to such reduction, no Aggregate Asset Amount Deficiency and no Amortization Event or Potential Amortization Event, in each case with respect to the Series 2021-A Notes, has occurred and is continuing at the time of such reduction or will occur after giving effect to such reduction.

Section 2.6.           Commitment Terms and Extensions of Commitments.

(a)           Term. The “Term” of the Commitments hereunder shall be for a period commencing on the date hereof and ending on the Series 2021-A Commitment Termination Date.

(b)           Requests for Extensions. HVF III may request, (i) through the Program Agent, that each Funding Agent, for the account of the related Investor Group, and (ii) that the Class RR Committed Note Purchaser, consents to an extension of the Series 2021-A Commitment Termination Date for such period as HVF III may specify (the “Extension Length”), which consent will be granted or withheld by each Funding Agent, on behalf of the related Investor Group, or the Class RR Committed Note Purchaser, in each case, in its sole discretion.

(c)           Procedures for Extension Consents. Upon receipt of any request described in clause (b) above, the Program Agent shall promptly notify each Funding Agent thereof, each of which Funding Agents shall notify each Conduit Investor, if any, and each Committed Note Purchaser in its Investor Group thereof. Not later than the first Business Day following the 30th day after such request for an extension (such period, the “Election Period”), each Committed Note Purchaser shall notify HVF III and each Committed Note Purchaser (other than the Class RR Committed Note Purchaser) shall notify the Program Agent of its willingness or refusal to consent to such extension and each Conduit Investor shall notify the Funding Agent for its Investor Group of its willingness or refusal to consent to such extension, and such Funding Agent shall notify HVF III and the Program Agent of such willingness or refusal by each such Conduit Investor (any such Conduit Investor or Committed Note Purchaser that refuses to consent to such extension, a “Non-Extending Purchaser”). Any Committed Note Purchaser (other than the Class RR Committed Note Purchaser) that does not expressly notify HVF III and the Program Agent that it is willing to consent to an extension of the Series 2021-A Commitment Termination Date during the applicable Election Period and each Conduit Investor that does not expressly notify such Funding Agent that it is willing to consent to an extension of the Series 2021-A Commitment Termination Date during the applicable Election Period shall be deemed to be a Non-Extending Purchaser; provided that, if the Class RR Committed Note Purchaser fails to so consent to an extension of the Series 2021-A Commitment Termination Date, no other such consent received from any other Committed Note Purchaser or any Conduit Investor shall be given effect. If a Committed Note Purchaser or a Conduit Investor has agreed to extend its Series 2021-A Commitment Termination Date, and, at the end of the applicable Election Period no Amortization Event shall be continuing with respect to the Series 2021-A Notes, then the Series 2021-A Commitment Termination Date for the Class RR Committed Note Purchaser and for such Committed Note Purchaser or Conduit Investor then in effect shall be extended to the date that is the last day of the Extension Length (which shall begin running on the day after the then-current Series 2021-A Commitment Termination Date); provided that, no such extension to the Series 2021-A Commitment Termination Date shall become effective until (i) the termination of each Non-Extending Purchaser’s commitment, if any, (ii) on the date of any such termination with respect to a Class A Investor Group, the prepayment in full of each such Non-Extending Purchaser’s portion of the Class A Investor Group Principal Amount for such Non-Extending Purchaser’s Class A Investor Group and all accrued and unpaid interest thereon, if any, in each case, in accordance with Section 9.2 (Replacement of Investor Group) and (iii) on the date of any such termination with respect to a Class B Investor Group, the prepayment in full of each such Non-Extending Purchaser’s portion of the Class B Investor Group Principal Amount for such Non-Extending Purchaser’s Class B Investor Group and all accrued and unpaid interest thereon, if any, in each case, in accordance with Section 9.2 (Replacement of Investor Group).

Section 2.7.          Timing and Method of Payment. All amounts payable to any Class A Funding Agent, Class B Funding Agent or the Class RR Committed Note Purchaser hereunder or with respect to the Series 2021-A Notes on any date shall be made to the applicable Class A Funding Agent (or upon the order of the applicable Class A Funding Agent) or to the applicable Class B Funding Agent (or upon the order of the applicable Class B Funding Agent) or to the Class RR Committed Note Purchaser (or upon the order of the Class RR Committed Note Purchaser), as applicable, by wire transfer of immediately available funds in Dollars not later than 2:00 p.m. (New York City time) on the date due; provided that,

(a)            if (i) any Class A Funding Agent receives funds payable to it hereunder later than 2:00 p.m. (New York City time) on any date and (ii) prior to the later of the next succeeding Determination Date and thirty (30) days after the date on which such Class A Funding Agent received such funds, such Class A Funding Agent notifies HVF III in writing of such late receipt, then such funds received later than 2:00 p.m. (New York City time) on such date by such Class A Funding Agent will be deemed to have been received by such Class A Funding Agent on the next Business Day and any interest accruing with respect to the payment of such funds on such next Business Day shall not be payable until the Payment Date immediately following the later of such two dates specified in clause (ii);

(b)           if (i) any Class A Funding Agent receives funds payable to it hereunder later than 2:00 p.m. (New York City time) on any date and (ii) prior to the later of the next succeeding Determination Date and thirty (30) days after the date on which such Class A Funding Agent received such funds, such Class A Funding Agent does not notify HVF III in writing of such receipt, then such funds, received later than 2:00 p.m. (New York City time) on such date will be treated for all purposes hereunder as received on such date;

(c)            if (i) any Class B Funding Agent receives funds payable to it hereunder later than 2:00 p.m. (New York City time) on any date and (ii) prior to the later of the next succeeding Determination Date and thirty (30) days after the date on which such Class B Funding Agent received such funds, such Class B Funding Agent notifies HVF III in writing of such late receipt, then such funds received later than 2:00 p.m. (New York City time) on such date by such Class B Funding Agent will be deemed to have been received by such Class B Funding Agent on the next Business Day and any interest accruing with respect to the payment of such funds on such next Business Day shall not be payable until the Payment Date immediately following the later of such two dates specified in clause (ii);

(d)           if (i) any Class B Funding Agent receives funds payable to it hereunder later than 2:00 p.m. (New York City time) on any date and (ii) prior to the later of the next succeeding Determination Date and thirty (30) days after the date on which such Class B Funding Agent received such funds, such Class B Funding Agent does not notify HVF III in writing of such receipt, then such funds, received later than 2:00 p.m. (New York City time) on such date will be treated for all purposes hereunder as received on such date;

(e)            if (i) the Class RR Committed Note Purchaser receives funds payable to it hereunder later than 2:00 p.m. (New York City time) on any date and (ii) prior to the later of the next succeeding Determination Date and thirty (30) days after the date on which the Class RR Committed Note Purchaser received such funds, the Class RR Committed Note Purchaser notifies HVF III in writing of such late receipt, then such funds received later than 2:00 p.m. (New York City time) on such date by the Class RR Committed Note Purchaser will be deemed to have been received by the Class RR Committed Note Purchaser on the next Business Day and any interest accruing with respect to the payment of such funds on such next Business Day shall not be payable until the Payment Date immediately following the later of such two dates specified in clause (ii);

(f)            if (i) the Class RR Committed Note Purchaser receives funds payable to it hereunder later than 2:00 p.m. (New York City time) on any date and (ii) prior to the later of the next succeeding Determination Date and thirty (30) days after the date on which the Class RR Committed Note Purchaser received such funds, the Class RR Committed Note Purchaser does not notify HVF III in writing of such receipt, then such funds, received later than 2:00 p.m. (New York City time) on such date will be treated for all purposes hereunder as received on such date; and

(g)           HVF III’s obligations hereunder in respect of any amounts payable to any Class A Conduit Investor or Class A Committed Note Purchaser shall be discharged to the extent funds are disbursed by HVF III to the related Class A Funding Agent as provided herein whether or not such funds are properly applied by such Class A Funding Agent and HVF III’s obligations hereunder in respect of any amounts payable to any Class B Conduit Investor or Class B Committed Note Purchaser shall be discharged to the extent funds are disbursed by HVF III to the related Class B Funding Agent as provided herein whether or not such funds are properly applied by such Class B Funding Agent and HVF III’s obligations hereunder in respect of any amounts payable to the Class RR Committed Note Purchaser shall be discharged to the extent funds are disbursed by HVF III to the Class RR Committed Note Purchaser as provided herein whether or not such funds are properly applied by the Class RR Committed Note Purchaser.

Section 2.8.            Legal Final Payment Date. The Series 2021-A Principal Amount shall be due and payable on the Legal Final Payment Date.

Section 2.9.           Delayed Funding Purchaser Groups.

(a)           Class A Delayed Funding Purchaser Groups.

(i)            Notwithstanding any provision of this Series 2021-A Supplement to the contrary, if at any time a Class A Delayed Funding Purchaser delivers a Class A Delayed Funding Notice, no Class A Undrawn Fees shall accrue (or be payable) to its Class A Delayed Funding Purchaser Group in respect of any Class A Delayed Amount from the date of the related Class A Advance to the date the Class A Delayed Funding Purchaser in such Class A Delayed Funding Purchaser Group funds the related Class A Delayed Funding Reimbursement Amount, if any, and the Class A Second Delayed Funding Notice Amount, if any.

(ii)           Notwithstanding any provision of this Series 2021-A Supplement to the contrary, if at any time a Class A Committed Note Purchaser in a Class A Investor Group becomes a Class A Defaulting Committed Note Purchaser, then the following provisions shall apply for so long as such Class A Defaulting Committed Note Purchaser has failed to pay all amounts required pursuant to Section 2.2 (Advances):

A.           no Class A Undrawn Fees shall accrue (or be payable) on any unfunded portion of the Class A Maximum Investor Group Principal Amount of such Class A Defaulting Committed Note Purchaser; and

B.          the Class A Commitment Percentage of such Class A Defaulting Committed Note Purchaser shall not be included in determining whether the Required Controlling Class Series 2021-A Noteholders, the Required Supermajority Controlling Class Series 2021-A Noteholders, the Series 2021-A Required Noteholders or all Class A Conduit Investors and/or Class A Committed Note Purchasers have taken or may take any action hereunder.

For the avoidance of doubt, no provision of this Section 2.9 (Delayed Funding Purchaser Groups) shall be deemed to relieve any Class A Defaulting Committed Note Purchaser of its Commitment hereunder and HVF III may pursue all rights and remedies available to it under the law in connection with the event(s) that resulted in such Class A Committed Note Purchaser becoming a Class A Defaulting Committed Note Purchaser.

Article III

INTEREST, FEES AND COSTS

Section 3.1.           Interest and Interest Rates.

(a)           Interest Rate.

(i)            Class A Interest Rate. Each related Class A Advance funded or maintained by a Class A Investor Group during the related Series 2021-A Interest Period:

A.           through the issuance of Class A Commercial Paper shall bear interest at the Class A CP Rate for such Series 2021-A Interest Period; and

B.           through means other than the issuance of Class A Commercial Paper shall bear interest at the Eurodollar Rate (Reserve Adjusted) applicable to such Class A Investor Group for the related Eurodollar Interest Period, except as otherwise provided in the definition of Eurodollar Interest Period or in Section 3.3 or 3.4 (provided that if the Eurodollar Rate is less than 0.00%, such rate will be deemed to be 0.00%); provided that if the Eurodollar Rate (Reserve Adjusted) is not available (other than as a result of a Benchmark Transition Event as contemplated by Section 11.22 (Benchmark Replacement Setting)), such Class A Advance shall bear interest at the Base Rate (provided that if such rate is less than 0.00%, such rate will be deemed to be 0.00%), plus 0.50%.

(ii)           Class B Interest Rate. The Class B Advance funded or maintained by a Class B Investor Group during the related Series 2021-A Interest Period shall bear interest at the Class B Note Rate per annum, and shall accrue based upon a rate agreed in writing with each holder of the Class B Notes.

(iii)          Class RR Interest Rate. The Class RR Advance funded or maintained by the Class RR Committed Note Purchaser during the related Series 2021-A Interest Period shall bear interest at the Class A Note Rate with respect to such Series 2021-A Interest Period (the “Class RR Note Rate”).

(b)           Notice of Interest Rates.

(i)            Each Class A Funding Agent shall notify HVF III and the Administrator of the applicable Class A CP Rate for the Class A Advances made by its Class A Investor Group for the related Series 2021-A Interest Period by 11:00 a.m. (New York City time) on each Determination Date. Each such notice shall be substantially in the form of Exhibit N hereto.

(ii)          The Program Agent shall notify HVF III and the Administrator of the applicable Eurodollar Rate (Reserve Adjusted) and/or Base Rate, as the case may be, by 11:00 a.m. (New York City time) on the first day of each Eurodollar Interest Period. Each such notice shall be substantially in the form of Exhibit N hereto.

(c)           Payment of Interest; Funding Agent Failure to Provide Rate.

(i)            On each Payment Date, the Class A Monthly Interest Amount, the Class A Monthly Default Interest Amount, the Class B Monthly Interest Amount, the Class B Monthly Default Interest Amount, the Class RR Monthly Interest Amount and the Class RR Monthly Default Interest Amount, in each case, with respect to such Payment Date, shall be due and payable on such Payment Date in accordance with the provisions hereof.

(ii)          If the amounts described in Section 5.3 (Application of Funds in the Series 2021-A Interest Collection Account) are insufficient to pay the Class A Monthly Interest Amount or the Class A Monthly Default Interest Amount for any Payment Date, payments of such Class A Monthly Interest Amount or Class A Monthly Default Interest Amount, as applicable and in each case, to the Class A Noteholders will be reduced on a pro rata basis (determined on the basis of the portion of such Class A Monthly Interest Amount or Class A Monthly Default Interest Amount, as applicable and in each case, payable to each such Class A Noteholder) by the amount of such insufficiency (the aggregate amount, if any, of such insufficiency on any Payment Date, the “Class A Deficiency Amount”), and interest shall accrue on any such Class A Deficiency Amount at the applicable Class A Note Rate. If the amounts described in Section 5.3 (Application of Funds in the Series 2021-A Interest Collection Account) are insufficient to pay the Class B Monthly Interest Amount or the Class B Monthly Default Interest Amount for any Payment Date, payments of such Class B Monthly Interest Amount or Class B Monthly Default Interest Amount, as applicable and in each case, to the Class B Noteholders will be reduced on a pro rata basis (determined on the basis of the portion of such Class B Monthly Interest Amount or Class B Monthly Default Interest Amount, as applicable and in each case, payable to each such Class B Noteholder) by the amount of such insufficiency (the aggregate amount, if any, of such insufficiency on any Payment Date, the “Class B Deficiency Amount”), and interest shall accrue on any such Class B Deficiency Amount at the applicable Class B Note Rate. If the amounts described in Section 5.3 (Application of Funds in the Series 2021-A Interest Collection Account) are insufficient to pay the Class RR Monthly Interest Amount or the Class RR Monthly Default Interest Amount for any Payment Date, payments of such Class RR Monthly Interest Amount or Class RR Monthly Default Interest Amount, as applicable and in each case, to the Class RR Committed Note Purchaser will be reduced by the amount of such insufficiency (the aggregate amount, if any, of such insufficiency on any Payment Date, the “Class RR Deficiency Amount”), and interest shall accrue on any such Class RR Deficiency Amount at the applicable Class RR Note Rate.

(d)           Day Count and Business Day Convention. All computations of interest at the Class A CP Rate and the Eurodollar Rate (Reserve Adjusted) shall be made on the basis of a year of 360 days and the actual number of days elapsed and all computations of interest at the Base Rate shall be made on the basis of a 365 (or 366, as applicable) day year and actual number of days elapsed. Whenever any payment of interest or principal in respect of any Class A Advance shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest owed.

(e)           Funding Agent’s Failure to Notify. With respect to any Class A Funding Agent that shall have failed to notify HVF III and the Administrator of the applicable Class A CP Rate for the Class A Advances made by its Class A Investor Group for the related Series 2021-A Interest Period by 11:00 a.m. (New York City time) on any Determination Date in accordance with Section 3.1(b)(i) (Notice of Interest Rates), on the first Payment Date occurring after the date on which such Class A Funding Agent provides such notice previously not provided in accordance with Section 3.1(b)(i) (Notice of Interest Rates) (or, if such notice is provided on any date occurring after a Determination Date and prior to the Payment Date immediately following such Determination Date, then the second Payment Date occurring after the date on which such Class A Funding Agent provides such notice previously not provided), such Class A Funding Agent shall pay to or at the direction of HVF III an amount equal to the excess, if any, of the amount actually paid by HVF III to or for the benefit of the Class A Noteholders in such Class A Funding Agent’s Class A Investor Group as a result of the reversion to the Class A CP Fallback Rate in accordance with the definition of Class A CP Rate over the amount that should have been paid by HVF III to or for the benefit of the Class A Noteholders in such Class A Funding Agent’s Class A Investor Group had all of the relevant information for the relevant Series 2021-A Interest Period been provided by such Class A Funding Agent to HVF III on a timely basis.

(f)           CP True-Up Payment Amount. With respect to any Class A Funding Agent that shall have failed to notify HVF III and the Administrator of the applicable Class A CP Rate for the Class A Advances made by its Class A Investor Group for the related Series 2021-A Interest Period by 11:00 a.m. (New York City time) on any Determination Date in accordance with Section 3.1(b)(i) (Notice of Interest Rates), on the first Payment Date occurring after the date on which such Class A Funding Agent provides such notice previously not provided in accordance with Section 3.1(b)(i) (Notice of Interest Rates) (or, if such notice is provided on any date occurring after a Determination Date and prior to the Payment Date immediately following such Determination Date, then the second Payment Date occurring after the date on which such Class A Funding Agent provides such notice previously not provided), HVF III shall pay to or at the direction of the Class A Funding Agent for the benefit of the Class A Noteholders in such Class A Funding Agent’s Class A Investor Group an amount equal to the excess, if any, of the amount that should have been paid by HVF III to or for the benefit of the Class A Noteholders in such Class A Funding Agent’s Class A Investor Group had all of the relevant information for the relevant Series 2021-A Interest Period been provided by such Class A Funding Agent to HVF III on a timely basis over the amount actually paid by HVF III to or for the benefit of such Class A Noteholders as a result of the reversion to the Class A CP Fallback Rate in accordance with the definition of Class A CP Rate (such excess with respect to such Class A Funding Agent, the “Class A CP True-Up Payment Amount”). For the avoidance of doubt, Class A CP True-Up Payment Amounts, if any, shall be paid in accordance with Section 5.3 (Application of Funds in the Series 2021-A Interest Collection Account) as a component of the Class A Monthly Interest Amount.

Section 3.2.            Fees.

(a)           Program Agent Fees. On each Payment Date, HVF III shall pay to the Program Agent the applicable Program Agent Fee due for such Payment Date.

(b)           Up-Front Fees. On the Chapter 11 Exit Date, HVF III shall pay 0.30% of each Committed Note Purchasers’ Class A Commitment as of the Series 2021-A Closing Date to each Funding Agent for the account of the related Committed Note Purchaser (each such fee, an “Class A Up-Front Fee.”)

(c)           Arrangement, Commitment and Structuring Fees. On the Chapter 11 Exit Date, HVF III shall pay the additional fees set forth in each Class A Fee Letter.

Section 3.3.            Eurodollar Lending Unlawful.

(a)            If a Class A Conduit Investor, a Class A Committed Note Purchaser or any Class A Program Support Provider (each such person, a “Class A Affected Person”) shall reasonably determine (which determination, upon notice thereof to the Program Agent and the related Class A Funding Agent and HVF III, shall be conclusive and binding on HVF III absent manifest error) that the introduction of or any change in or in the interpretation of any law, rule or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for any such Class A Affected Person to make, continue, or maintain any Class A Advance as, or to convert any Class A Advance into, the Class A Eurodollar Tranche, the obligation of such Class A Affected Person to make, continue or maintain any such Class A Advance as, or to convert any such Class A Advance into, the Class A Eurodollar Tranche, upon such determination, shall forthwith be suspended until such Class A Affected Person shall notify the related Class A Funding Agent and HVF III that the circumstances causing such suspension no longer exist, and such Class A Investor Group shall immediately convert the portion of the Class A Eurodollar Tranche funded by each such Class A Affected Person, into the Class A Base Rate Tranche at the end of the then-current Eurodollar Interest Periods with respect thereto or sooner, if required by such law or assertion.

Section 3.4.            Deposits Unavailable.

(a)          If a Class A Conduit Investor, a Class A Committed Note Purchaser or the related Class A Majority Program Support Providers shall have reasonably determined that:

(i)            Dollar deposits in the relevant amount and for the relevant Eurodollar Interest Period are not available to all the related Reference Lenders in the relevant market;

(ii)           by reason of circumstances affecting all the related Reference Lenders’ relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to the Class A Eurodollar Tranche; or

(iii)          such Class A Conduit Investor, such Class A Committed Note Purchaser or the related Class A Majority Program Support Providers have notified the related Class A Funding Agent and HVF III that, with respect to any interest rate otherwise applicable hereunder to the Class A Eurodollar Tranche, the Eurodollar Interest Period for which has not then commenced, such interest rate will not adequately reflect the cost to such Class A Conduit Investor, such Class A Committed Note Purchaser or such Class A Majority Program Support Providers of making, funding, agreeing to make or fund or maintaining their respective portion of such Class A Eurodollar Tranche for such Eurodollar Interest Period, then, upon notice from such Class A Conduit Investor, such Class A Committed Note Purchaser or the related Class A Majority Program Support Providers to such Class A Funding Agent and HVF III, the obligations of such Class A Conduit Investor, such Class A Committed Note Purchaser and all of the related Class A Program Support Providers to make or continue any Class A Advance as, or to convert any Class A Advances into, the Class A Eurodollar Tranche shall forthwith be suspended until such Class A Funding Agent shall notify HVF III that the circumstances causing such suspension no longer exist, and such Class A Investor Group shall immediately convert the portion of the Class A Eurodollar Tranche funded by each such Class A Conduit Investor or Class A Committed Note Purchaser into the Class A Base Rate Tranche at the end of the then current Eurodollar Interest Periods with respect thereto or sooner, if required for the reasons set forth in clause (i), (ii) or (iii) above, as the case may be.

Section 3.5.          Increased or Reduced Costs, etc. HVF III agrees to reimburse each Class A Affected Person for any increase in the cost of, or any reduction in the amount of any sum receivable by any such Class A Affected Person in respect of making, continuing or maintaining (or of its obligation to make, continue or maintain) any Class A Advances as, or of converting (or of its obligation to convert) any Class A Advances into, the Class A Eurodollar Tranche that arise in connection with any Changes in Law, , except for any such Changes in Law with respect to increased capital costs and taxes, which shall be governed by Sections 3.7 (Increased Capital Costs) and 3.8 (Taxes), respectively. Each such demand shall be provided to the related Funding Agent and HVF III in writing and shall state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Affected Person for such increased cost or reduced amount or return. Such additional amounts shall be payable by HVF III to such Funding Agent and by such Funding Agent directly to such Affected Person on the Payment Date immediately following HVF III’s receipt of such notice, and such notice, in the absence of manifest error, shall be conclusive and binding on HVF III.

Section 3.6.           Funding Losses. In the event any Affected Person shall incur any loss or expense (including, for the avoidance of doubt, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Affected Person to make, continue or maintain any portion of the principal amount of any Class A CP Tranche or Class A Eurodollar Tranche, to convert any portion of the principal amount of any Class A Advance not in the Class A CP Tranche into the Class A CP Tranche or not in the Class A Eurodollar Tranche into the Class A Eurodollar Tranche as a result of:

(i)            any conversion or repayment or prepayment (for any reason, including as a result of the acceleration of the maturity of any portion of the Class A CP Tranche or Class A Eurodollar Tranche in connection with any Class A Decrease, pursuant to Section 2.3 (Procedure for Decreasing the Principal Amount) or any optional repurchase of the Class A Notes, as applicable, pursuant to Section 10.1 (Authorization and Action of the Program Agent) or otherwise, or the assignment thereof in accordance with the requirements of the applicable Class A Program Support Agreement) of the principal amount of any portion of the Class A CP Tranche or Class A Eurodollar Tranche , as applicable, on a date other than a Payment Date;

(ii)           any Class A Advance not being made as part of the Class A CP Tranche or Class A Eurodollar Tranche, as applicable, after a request for such a Class A Advance has been made in accordance with the terms contained herein;

(iii)          any Class A Advance not being continued as part of the Class A CP Tranche or Class A Eurodollar Tranche, as applicable, or converted into a Class A Advance under the Class A Eurodollar Tranche, after a request for such a Class A Advance has been made in accordance with the terms contained herein;

(iv)         any failure of HVF III to make a Class A Decrease after giving notice thereof pursuant to Section 2.3(b) (Mandatory Decrease) or Section 2.3(c) (Voluntary Decrease),

then, upon the written notice (which shall include calculations in reasonable detail) by any Affected Person to the related Funding Agent and HVF III, which written notice shall be conclusive and binding on HVF III (in the absence of manifest error), HVF III shall pay to such Funding Agent and such Funding Agent shall, on the next succeeding Payment Date, pay directly to such Affected Person such amount as will (in the reasonable determination of such Affected Person) reimburse such Affected Person for such loss or expense; provided that, the maximum amount payable by HVF III to any Affected Person in respect of any losses or expenses that result from any conversion, repayment or prepayment described in clause (i) above shall be the amount HVF III would be obligated to pay pursuant to clause (i) above if such conversion, repayment or prepayment were scheduled to have been paid on the next succeeding Payment Date; provided further that, in no event shall any amount be payable by HVF III to any Affected Person pursuant to this Section 3.6 (Funding Losses) as a result of any conversion, repayment, prepayment or non-payment with respect to any Class A CP Tranche unless (i) the amount of such conversion, repayment, prepayment or non-payment exceeds $100,000,000 with respect to such Affected Person and (ii) such Affected Person shall have received less than five (5) Business Days’ written notice from HVF III of such conversion, repayment, prepayment or non-payment, as the case may be.

Section 3.7.           Increased Capital Costs. If any Change in Law affects or would affect the amount of capital required or reasonably expected to be maintained by any Affected Person or any Person controlling such Affected Person and such Affected Person reasonably determines that the rate of return on its or such controlling Person’s capital as a consequence of its commitment or the Class A Advances made by such Affected Person hereunder is reduced to a level below that which such Affected Person or such controlling Person would have achieved but for the occurrence of any such Change in Law, then, in any such case after notice from time to time by such Affected Person to the related Funding Agent and HVF III, HVF III shall pay to such Funding Agent and such Funding Agent shall pay to such Affected Person an incremental commitment fee, payable on each Payment Date, sufficient to compensate such Affected Person or such controlling Person for such reduction in rate of return to the extent that the increased costs for which such Affected Person is being compensated are allocable to the existence of such Affected Person’s Class A Advances or Class A Commitment, as applicable, hereunder. A statement of such Affected Person as to any such additional amount or amounts (including calculations thereof in reasonable detail), in the absence of manifest error, shall be conclusive and binding on HVF III; provided that, the initial payment of such increased commitment fee shall include a payment for accrued amounts due under this Section 3.7 (Increased Capital Costs) prior to such initial payment.

Section 3.8.            Taxes.

(a)          All payments by HVF III of principal of, and interest on, the Class A Advances and all other amounts payable hereunder (including fees) shall be made free and clear of and without deduction for any present or future income, excise, documentary, property, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding in the case of any Affected Person (x) net income, franchise or similar taxes (including branch profits taxes or alternative minimum tax) imposed or levied on the Affected Person as a result of a connection between the Affected Person and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising from such Affected Person having executed, delivered or performed its obligations or received a payment under, or enforced by, this Series 2021-A Supplement), (y) with respect to any Affected Person organized under the laws of the jurisdiction other than the United States (“Foreign Affected Person”), any withholding tax that is imposed on amounts payable to the Foreign Affected Person at the time the Foreign Affected Person becomes a party to (or acquires a Participation in) this Series 2021-A Supplement (or designates a new lending office), except to the extent that such Foreign Affected Person (or its assignor, if any) was already entitled, at the time of the designation of the new lending office (or assignment), to receive additional amounts from HVF III with respect to withholding tax and (z) United States federal withholding taxes that would not have been imposed but for a failure by an Affected Person (or any financial institution through which any payment is made to such Affected Person) to comply with the requirements of current Sections 1471-1474 of the Code, any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement or treaty among Governmental Authorities and published administrative guidance, in each case implementing such Sections of the Code (such non-excluded items being called “Taxes”).

(b)           Moreover, if any Taxes are directly asserted against any Affected Person with respect to any payment received by such Affected Person or its agent from HVF III, such Affected Person or its agent may pay such Taxes and HVF III will promptly upon receipt of written notice stating the amount of such Taxes pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had no such Taxes been asserted.

(c)           If HVF III fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Affected Person or its agent the required receipts or other required documentary evidence, HVF III shall indemnify the Affected Person and their agent for any incremental Taxes, interest or penalties that may become payable by any such Affected Person or its agent as a result of any such failure. For purposes of this Section 3.8 (Taxes), a distribution hereunder by the agent for the relevant Affected Person shall be deemed a payment by HVF III.

(d)           Each Foreign Affected Person shall execute and deliver to HVF III, prior to the initial due date of any payments hereunder and to the extent permissible under then current law, and on or about the first scheduled payment date in each calendar year thereafter, one or more (as HVF III may reasonably request) United States Internal Revenue Service Forms W-8BEN, Forms W-8BEN-E, Forms W-8ECI or Forms W 9, or successor applicable forms, or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Affected Person is exempt from withholding or deduction of Taxes. HVF III shall not, however, be required to pay any increased amount under this Section 3.8 (Taxes) to any Affected Person that is organized under the laws of a jurisdiction other than the United States if such Affected Person fails to comply with the requirements set forth in this paragraph.

(e)           If the Affected Person determines, in its sole discretion, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.8 (Taxes), it shall pay over such refund to HVF III (but only to the extent of amounts paid under this Section 3.8 (Taxes) with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses of the Affected Person and without interest (other than any interest paid by the relevant governmental authority with respect to such refund), provided that HVF III, upon the request of the Affected Person, agrees to repay the amount paid over to HVF III (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Affected Person in the event the Affected Person is required to repay such refund to such governmental authority. This Section 3.8 (Taxes) shall not be construed to require the Affected Person to make available its tax returns (or any other information relating to its taxes that it deems confidential) to HVF III or any other Person.

Section 3.9.           Series 2021-A Carrying Charges; Survival. Any amounts payable by HVF III under the Specified Cost Sections shall constitute Series 2021-A Carrying Charges. The agreements in the Specified Cost Sections and Section 3.10 (Minimizing Costs and Expenses and Equivalent Treatment) shall survive the termination of this Series 2021-A Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

Section 3.10.          Minimizing Costs and Expenses and Equivalent Treatment.

(a)          Each Affected Person shall be deemed to have agreed that it shall, as promptly as practicable after it becomes aware of any circumstance referred to in any Specified Cost Section, use commercially reasonable efforts (to the extent not inconsistent with its internal policies of general application) to minimize the costs, expenses, taxes or other liabilities incurred by it and payable to it by HVF III pursuant to such Specified Cost Section.

(b)           In determining any amounts payable to it by HVF III pursuant to any Specified Cost Section, each Affected Person shall treat HVF III the same as or better than all similarly situated Persons (as determined by such Affected Person in its reasonable discretion) and such Affected Person may use any method of averaging and attribution that it (in its reasonable discretion) shall deem applicable so long as it applies such method to other similar transactions, such that HVF III is treated the same as, or better than, all such other similarly situated Persons with respect to such other similar transactions.

Section 3.11.         Timing Threshold for Specified Cost Sections. Notwithstanding anything in this Series 2021-A Supplement to the contrary, HVF III shall not be under any obligation to compensate any Affected Person pursuant to any Specified Cost Section in respect of any amount otherwise owing pursuant to any Specified Cost Section that arose during any period prior to the date that is 180 days prior to such Affected Person’s obtaining knowledge thereof, except that the foregoing limitation shall not apply to any increased costs arising out of the retroactive application of any Change in Law within such 180-day period. If, after the payment of any amounts by HVF III pursuant to any Specified Cost Section, any applicable law, rule or regulation in respect of which a payment was made is thereafter determined to be invalid or inapplicable to such Affected Person, then such Affected Person, within sixty (60) days after such determination, shall repay any amounts paid to it by HVF III hereunder in respect of such Change in Law.

Section 3.12.         JPMorgan as Lender. JPMorgan Chase Bank, N.A. (“JPMorgan”) hereby notifies the Issuer that: (i) JPMorgan and/or its affiliates may from time to time purchase, hold or sell, as principal and/or agent, commercial paper issued by Chariot Funding, LLC; (ii) JPMorgan and/or its affiliates act as Funding Agent for Chariot Funding, LLC, and as Funding Agent JPMorgan manages Chariot Funding, LLC’s issuance of commercial paper, including the selection of amount and tenor of commercial paper issuance, and the discount or interest rate applicable thereto; (iii) JPMorgan and/or its affiliates act as a commercial paper dealer for Chariot Funding, LLC; and (iv) JPMorgan’s activities as Funding Agent and commercial paper dealer for Chariot Funding, LLC, and as a purchaser or seller of commercial paper, impact the interest or discount rate applicable to the commercial paper issued by Chariot Funding, LLC, which impact the Class A CP Rate paid by the Issuer hereunder. By execution hereof, the Issuer hereby (x) acknowledges the foregoing and agrees that JPMorgan does not warrant or accept any responsibility for, and shall not have any liability with respect to, the interest or discount rate paid by Chariot Funding, LLC in connection with its commercial paper issuance; (y) acknowledges that the discount or interest rate at which JPMorgan and/or its affiliates purchase or sell commercial paper will be determined by JPMorgan and/or its affiliates in their sole discretion and may differ from the discount or interest rate applicable to comparable transactions entered into by JPMorgan and/or its affiliates on the relevant date; and (z) waives any conflict of interest arising by reason of JPMorgan and/or its affiliates acting as Funding Agent and commercial paper dealer for Chariot Funding, LLC while acting as purchaser or seller of commercial paper.

Article IV

SERIES-SPECIFIC COLLATERAL

Section 4.1.           Granting Clause. In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2021-A Notes, HVF III hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2021-A Noteholders, all of HVF III’s right, title and interest in and to the following (whether now or hereafter existing or acquired):

(a)           each Series 2021-A Account, including any security entitlement with respect to Financial Assets credited thereto;

(b)           all funds, Financial Assets or other assets on deposit in or credited to each Series 2021-A Account from time to time;

(c)           all certificates and instruments, if any, representing or evidencing any or all of each Series 2021-A Account, the funds on deposit therein or any security entitlement with respect to Financial Assets credited thereto from time to time;

(d)           all investments made at any time and from time to time with monies in each Series 2021-A Account, whether constituting securities, instruments, general intangibles, investment property, Financial Assets or other property;

(e)           all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for each Series 2021-A Account, the funds on deposit therein from time to time or the investments made with such funds;

(f)            all Proceeds of any and all of the foregoing clauses (a) through (e), including cash (with respect to each Series 2021-A Account, the items in the foregoing clauses (a) through (e) and this clause (f) with respect to such Series 2021-A Account are referred to, collectively, as the “Series 2021-A Account Collateral”);

(g)           each Series 2021-A Demand Note;

(h)           all certificates and instruments, if any, representing or evidencing each Series 2021-A Demand Note;

(i)            each Series 2021-A Interest Rate Cap; and

(j)            all Proceeds of any and all of the foregoing.

Section 4.2.            Series 2021-A Accounts. With respect to the Series 2021-A Notes only, the following shall apply:

(a)           Establishment of Series 2021-A Accounts.

(i)            HVF III shall establish and maintain in the name of, and under the control of, the Trustee for the benefit of the Series 2021-A Noteholders three securities accounts: the Series 2021-A Principal Collection Account (such account, the “Series 2021-A Principal Collection Account”), the Series 2021-A Interest Collection Account (such account, the “Series 2021-A Interest Collection Account”) and the Series 2021-A Reserve Account (such account, the “Series 2021-A Reserve Account”).

(ii)           On or prior to the date of any drawing under a Series 2021-A Letter of Credit pursuant to Section 5.5 (Series 2021-A Letters of Credit and Series 2021-A Demand Notes) or Section 5.7 (Series 2021-A Letters of Credit and Series 2021-A L/C Cash Collateral Account), HVF III shall establish and maintain in the name of, and under the control of, the Trustee for the benefit of the Series 2021-A Noteholders the Series 2021-A L/C Cash Collateral Account (the “Series 2021-A L/C Cash Collateral Account”).

(iii)          The Trustee has established and maintained, and shall continue to maintain, in the name of, and under the control of, the Trustee for the benefit of the Series 2021-A Noteholders the Series 2021-A Distribution Account (the “Series 2021-A Distribution Account”, and together with the Series 2021-A Principal Collection Account, the Series 2021-A Interest Collection Account, the Series 2021-A Reserve Account and the Series 2021-A L/C Cash Collateral Account, the “Series 2021-A Accounts”).

(b)           Series 2021-A Account Criteria.

(i)            Each Series 2021-A Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2021-A Noteholders.

(ii)           Each Series 2021-A Account shall be an Eligible Account. If any Series 2021-A Account is at any time no longer an Eligible Account, HVF III shall, within ten (10) Business Days of an Authorized Officer of HVF III obtaining actual knowledge that such Series 2021-A Account is no longer an Eligible Account, establish a new Series 2021-A Account for such non-qualifying Series 2021-A Account that is an Eligible Account, and if a new Series 2021-A Account is so established, HVF III shall instruct the Trustee in writing to transfer all cash and investments from such non-qualifying Series 2021-A Account into such new Series 2021-A Account. Initially, each of the Series 2021-A Accounts will be established with The Bank of New York Mellon Trust Company, N.A.

(c)           Administration of the Series 2021-A Accounts.

(i)            HVF III may instruct (by standing instructions or otherwise) any institution maintaining any Series 2021-A Accounts to invest funds on deposit in such Series 2021-A Account from time to time in Permitted Investments in the name of the Trustee or the Securities Intermediary and Permitted Investments shall be credited to the applicable Series 2021-A Account; provided, however, that:

A.            any such investment in the Series 2021-A Reserve Account or the Series 2021-A Distribution Account shall mature not later than the first Payment Date following the date on which such investment was made; and

B.            any such investment in the Series 2021-A Principal Collection Account, the Series 2021-A Interest Collection Account or the Series 2021-A L/C Cash Collateral Account shall mature not later than the Business Day prior to the first Payment Date following the date on which such investment was made, unless in any such case any such Permitted Investment is held with the Trustee, then such investment may mature on such Payment Date so long as such funds shall be available for withdrawal on such Payment Date.

(ii)           HVF III shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.

(iii)          In the absence of written investment instructions hereunder, funds on deposit in the Series 2021-A Accounts shall remain uninvested.

(d)          Earnings from Series 2021-A Accounts. With respect to each Series 2021-A Account, all interest and earnings (net of losses and investment expenses) paid on funds on deposit in or on any security entitlement with respect to Financial Assets credited to such Series 2021-A Account shall be deemed to be on deposit therein and available for distribution unless previously distributed pursuant to the terms hereof.

(e)           Termination of Series 2021-A Accounts.

(i)            On or after the date on which the Series 2021-A Notes are fully paid, the Trustee, acting in accordance with the written instructions of HVF III, shall withdraw from each Series 2021-A Account (other than the Series 2021-A L/C Cash Collateral Account) all remaining amounts on deposit therein and pay such amounts to HVF III.

(ii)            Upon the termination of this Series 2021-A Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of HVF III, after the prior payment of all amounts due and owing to the Series 2021-A Noteholders and payable from the Series 2021-A L/C Cash Collateral Account as provided herein, shall withdraw from the Series 2021-A L/C Cash Collateral Account all amounts on deposit therein and shall pay such amounts:

first, pro rata to the Series 2021-A Letter of Credit Providers, to the extent that there are unreimbursed Series 2021-A Disbursements due and owing to such Series 2021-A Letter of Credit Providers, for application in accordance with the provisions of the respective Series 2021-A Letters of Credit, and second, to HVF III any remaining amounts.

Section 4.3.            Trustee as Securities Intermediary.

(a)           With respect to each Series 2021-A Account, the Trustee or other Person maintaining such Series 2021-A Account shall be the “securities intermediary” (as defined in Section 8-102(a)(14) of the New York UCC and a “bank” (as defined in Section 9-102(a)(8) of the New York UCC), in such capacities, the “Securities Intermediary”) with respect to such Series 2021-A Account. If the Securities Intermediary in respect of any Series 2021-A Account is not the Trustee, HVF III shall obtain the express agreement of such Person to the obligations of the Securities Intermediary set forth in this Section 4.3 (Trustee as Securities Intermediary).

(b)          The Securities Intermediary agrees that:

(i)            The Series 2021-A Accounts are accounts to which Financial Assets will be credited;

(ii)           All securities or other property underlying any Financial Assets credited to any Series 2021-A Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any Series 2021-A Account be registered in the name of HVF III, payable to the order of HVF III or specially endorsed to HVF III;

(iii)         All property delivered to the Securities Intermediary pursuant to this Series 2021-A Supplement and all Permitted Investments thereof will be promptly credited to the appropriate Series 2021-A Account;

(iv)          Each item of property (whether investment property, security, instrument or cash) credited to a Series 2021-A Account shall be treated as a Financial Asset;

(v)          If at any time the Securities Intermediary shall receive any order or instructions from the Trustee directing transfer or redemption of any Financial Asset relating to the Series 2021-A Accounts or any instruction with respect to the disposition of funds therein, the Securities Intermediary shall comply with such entitlement order or instruction without further consent by HVF III or the Administrator;

(vi)          The Series 2021-A Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of the New York UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction (within the meaning of Section 9-304 and Section 8-110 of the New York UCC) and the Series 2021-A Accounts (as well as the Securities Entitlements related thereto) shall be governed by the laws of the State of New York;

(vii)         The Securities Intermediary has not entered into, and until termination of this Series 2021-A Supplement, will not enter into, any agreement with any other Person relating to the Series 2021-A Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with Entitlement Orders or instructions (within the meaning of Section 9-104 of the New York UCC) of such other Person and the Securities Intermediary has not entered into, and until the termination of this Series 2021-A Supplement will not enter into, any agreement with HVF III purporting to limit or condition the obligation of the Securities Intermediary to comply with Entitlement Orders or instructions (within the meaning of Section 9-104 of the New York UCC) as set forth in Section 4.3(b)(v) (Trustee as Securities Intermediary); and

(viii)        Except for the claims and interest of the Trustee and HVF III in the Series 2021-A Accounts, the Securities Intermediary knows of no claim to, or interest in, the Series 2021-A Accounts or in any Financial Asset credited thereto. If the Securities Intermediary has actual knowledge of the assertion by any other person of any lien, encumbrance, or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2021-A Account or in any Financial Asset carried therein, the Securities Intermediary will promptly notify the Trustee, the Administrator and HVF III thereof.

(c)           The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2021-A Accounts and in all Proceeds thereof, and shall be the only person authorized to originate Entitlement Orders in respect of the Series 2021-A Accounts.

(d)          Notwithstanding anything in Section 4.1 (Granting Clause), Section 4.2 (Series 2021-A Accounts) or this Section 4.3 (Trustee as Securities Intermediary) to the contrary, the parties hereto agree that as permitted by Section 8-504(c)(1) of the New York UCC, with respect to any Series 2021-A Account, the Securities Intermediary may satisfy the duty in Section 8-504(a) of the New York UCC with respect to any cash credited to such Series 2021-A Account by crediting such Series 2021-A Account a general unsecured claim against the Securities Intermediary, as a bank, payable on demand, for the amount of such cash.

(e)           Notwithstanding anything in Section 4.1 (Granting Clause), Section 4.2 (Series 2021-A Accounts) or this Section 4.3 (Trustee as Securities Intermediary) to the contrary, with respect to any Series 2021-A Account and any credit balances not constituting Financial Assets credited thereto, the Securities Intermediary shall be acting as a bank (as defined in Section 9-102(a)(8) of the New York UCC) if such Series 2021-A Account is deemed not to constitute a securities account.

(f)            As permitted by Article 4 of the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary (the “Hague Convention”), the parties hereto agree that the law of the State of New York shall govern the issues specified in Article 2 of the Hague Convention. The provisions of the immediately preceding sentence shall be construed as an amendment to any other account agreement governing the Series 2021-A Accounts.

Section 4.4.           Series 2021-A Interest Rate Caps.

(a)           Requirement to Obtain Series 2021-A Interest Rate Caps.

(i)            On or prior to July 30, 2021, HVF III shall acquire one or more Series 2021-A Interest Rate Caps from Eligible Interest Rate Cap Providers with an aggregate notional amount at least equal to the sum of the Class A Maximum Principal Amount and if the Class B Notes are issued at a floating rate, the Class B Principal Amount as of such date. The Series 2021-A Interest Rate Caps shall provide, in the aggregate, that the aggregate notional amount of all Series 2021-A Interest Rate Caps shall amortize such that the aggregate notional amount of all Series 2021-A Interest Rate Caps, as of any date of determination, shall be equal to or greater than the product of (a) the sum of the Class A Maximum Principal Amount and the Class B Principal Amount as of the earlier of such date and the Expected Final Payment Date and (b) the percentage set forth on Schedule III corresponding to such date, and HVF III shall maintain, and, if necessary, amend existing Series 2021-A Interest Rate Caps (including in connection with a Class A Investor Group Maximum Principal Increase or a Class B Investor Group Principal Increase or the addition of a Class A Additional Investor Group or a Class B Additional Investor Group) or acquire one or more additional Series 2021-A Interest Rate Caps, such that the Series 2021-A Interest Rate Caps, in the aggregate, shall provide that the notional amount of all Series 2021-A Interest Rate Caps shall amortize such that the aggregate notional amount of all Series 2021-A Interest Rate Caps, as of any date of determination, shall be equal to or greater than the product of (a) the sum of the Class A Maximum Principal Amount and the Class B Principal Amount as of the earlier of such date and the Expected Final Payment Date and (b) the percentage set forth on Schedule III corresponding to such date. The strike rate of each Series 2021-A Interest Rate Cap shall not be greater than 1.50%.

(ii)            HVF III shall acquire each Series 2021-A Interest Rate Cap from an Eligible Interest Rate Cap Provider that satisfies the Initial Counterparty Required Ratings as of the date HVF III acquires such Series 2021-A Interest Rate Cap.

(b)           Failure to Remain an Eligible Interest Rate Cap Provider. Each Series 2021-A Interest Rate Cap shall provide that, if as of any date of determination the Interest Rate Cap Provider (or if the present and future obligations of such Interest Rate Cap Provider are guaranteed pursuant to a guarantee (in form and in substance which satisfies the other requirements set forth in such Series 2021-A Interest Rate Cap), the related guarantor) with respect thereto is not an Eligible Interest Rate Cap Provider as of such date of determination, then such Interest Rate Cap Provider will be required, at such Interest Rate Cap Provider’s expense, to obtain a replacement interest rate cap on the same terms as such Series 2021-A Interest Rate Cap from an Eligible Interest Rate Cap Provider within the time period specified in the related Series 2021-A Interest Rate Cap and, simultaneously with such replacement, HVF III shall terminate the Series 2021-A Interest Rate Cap being replaced or such Interest Rate Cap Provider shall obtain a guarantee from a replacement guarantor that satisfies the Initial Counterparty Required Ratings with respect to the present and future obligations of such Interest Rate Cap Provider under such Series 2021-A Interest Rate Cap; provided that, no termination of the Series 2021-A Interest Rate Cap shall occur until HVF III has entered into a replacement Series 2021-A Interest Rate Cap or obtained a guarantee pursuant to this Section 4.4(b) (Failure to Remain an Eligible Interest Rate Cap Provider).

(c)           Collateral Posting for Ineligible Interest Rate Cap Providers. Each Series 2021-A Interest Rate Cap shall provide that, if the Interest Rate Cap Provider with respect thereto is required to obtain a replacement as described in Section 4.4(b) (Failure to Remain an Eligible Interest Rate Cap Provider) and such replacement is not obtained within the period specified in the Series 2021-A Interest Rate Cap, then such Interest Rate Cap Provider must, until such replacement is obtained or such Interest Rate Cap Provider again becomes an Eligible Interest Rate Cap Provider, post and maintain collateral in order to meet its obligations under such Series 2021-A Interest Rate Cap in an amount determined pursuant to the credit support annex entered into in connection with such Series 2021-A Interest Rate Cap (a “Credit Support Annex”).

(d)          Interest Rate Cap Provider Replacement. Each Series 2021-A Interest Rate Cap shall provide that, if HVF III is unable to cause such Interest Rate Cap Provider to take any of the required actions described in Sections 4.4(b) (Failure to Remain an Eligible Interest Rate Cap Provider) and (c) (Collateral Posting for Ineligible Interest Rate Cap Providers) after making commercially reasonable efforts, then HVF III will obtain a replacement Series 2021-A Interest Rate Cap from an Eligible Interest Rate Cap Provider at the expense of the replaced Interest Rate Cap Provider or, if the replaced Interest Rate Cap Provider fails to make such payment, at the expense of HVF III (in which event, such expense shall be considered Series 2021-A Carrying Charges and shall be paid from Interest Collections available pursuant to Section 5.3 (Application of Funds in the Series 2021-A Interest Collection Account) or, at the option of HVF III, from any other source available to it).

(e)           Treatment of Collateral Posted. Each Series 2021-A Noteholder by its acceptance of a Series 2021-A Note hereby acknowledges and agrees, and directs the Trustee to acknowledge and agree, and the Trustee, at such direction, hereby acknowledges and agrees, that any collateral posted by an Interest Rate Cap Provider pursuant to clause (b) or (c) above (A) is collateral solely for the obligations of such Interest Rate Cap Provider under its Series 2021-A Interest Rate Cap, (B) does not constitute collateral for the Series 2021-A Notes (provided that in order to secure and provide for the payment of the Note Obligations with respect to the Series 2021-A Notes, HVF III has pledged each Series 2021-A Interest Rate Cap and its security interest in any collateral posted in connection therewith as collateral for the Series 2021-A Notes), (C) will in no event be available to satisfy any obligations of HVF III hereunder or otherwise unless and until such Interest Rate Cap Provider defaults in its obligations under its Series 2021-A Interest Rate Cap and such collateral is applied in accordance with the terms of such Series 2021-A Interest Rate Cap to satisfy such defaulted obligations of such Interest Rate Cap Provider, and (D) shall be held by the Trustee in a segregated account in accordance with the terms of the applicable Credit Support Annex.

(f)           Proceeds from Series 2021-A Interest Rate Caps. HVF III shall require all proceeds of each Series 2021-A Interest Rate Cap (including amounts received in respect of the obligations of the related Interest Rate Cap Provider from a guarantor or from the application of collateral posted by such Interest Rate Cap Provider) to be paid to the Series 2021-A Interest Collection Account, and the Administrator hereby directs the Trustee to deposit, and the Trustee shall so deposit, any proceeds it receives under each Series 2021-A Interest Rate Cap into the Series 2021-A Interest Collection Account.

Section 4.5.            Demand Notes.

(a)          Trustee Authorized to Make Demands. The Trustee, for the benefit of the Series 2021-A Noteholders, shall be the only Person authorized to make a demand for payment on any Series 2021-A Demand Note.

(b)           Modification of Demand Note. Other than pursuant to a payment made upon a demand thereon by the Trustee pursuant to Section 5.5(c) (Principal Deficit Amount – Draws on Series 2021-A Demand Note), HVF III shall not reduce the amount of any Series 2021-A Demand Note or forgive amounts payable thereunder so that the aggregate undrawn principal amount of the Series 2021-A Demand Notes after such forgiveness or reduction is less than the greater of (i) the Series 2021-A Letter of Credit Liquidity Amount as of the date of such reduction or forgiveness and (ii) an amount equal to 2.0% of the Series 2021-A Principal Amount as of the date of such reduction or forgiveness. Other than in connection with a reduction or forgiveness in accordance with the first sentence of this Section 4.5(b) (Modification of Demand Note) or an increase in the stated amount of any Series 2021-A Demand Note, HVF III shall not agree to any amendment of any Series 2021-A Demand Note without first obtaining the prior written consent of the Series 2021-A Required Noteholders.

Section 4.6.          Subordination. The Series-Specific 2021-A Collateral has been pledged to the Trustee to secure the Series 2021-A Notes. For all purposes hereunder and for the avoidance of doubt, the Series-Specific 2021-A Collateral and each Series 2021-A Letter of Credit will be held by the Trustee solely for the benefit of Series 2021-A Noteholders, and no Noteholder of any Series of Notes other than the Series 2021-A Notes will have any right, title or interest in, to or under the Series-Specific 2021-A Collateral or any Series 2021-A Letter of Credit. For the avoidance of doubt, if it is determined that the Series 2021-A Noteholders have any right, title or interest in, to or under the Series-Specific Collateral with respect to any Series of Notes other than Series 2021-A Notes, then the Series 2021-A Noteholders agree that their right, title and interest in, to or under such Series-Specific Collateral shall be subordinate in all respects to the claims or rights of the Noteholders with respect to such other Series of Notes, and in such case, this Series 2021-A Supplement shall constitute a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

Section 4.7.           Duty of the Trustee. Except for actions expressly authorized by the Base Indenture or this Series 2021-A Supplement, the Trustee shall take no action reasonably likely to impair the security interests created hereunder in any of the Series-Specific 2021-A Collateral now existing or hereafter created or to impair the value of any of the Series-Specific 2021-A Collateral now existing or hereafter created.

Article V

PRIORITY OF PAYMENTS

Section 5.1.           Collections Allocation. Subject to the Past Due Rental Payments Priorities, on each Series 2021-A Deposit Date, HVF III shall direct the Trustee in writing to apply, and the Trustee shall apply, all amounts deposited into the Collection Account on such date as follows:

(a)           first, withdraw the Series 2021-A Daily Principal Allocation, if any, for such date from the Collection Account and deposit such amount into the Series 2021-A Principal Collection Account; and

(b)           second, withdraw the Series 2021-A Daily Interest Allocation (other than any amount received in respect of the Series 2021-A Interest Rate Caps that has already been deposited in the Series 2021-A Interest Collection Account), if any, for such date from the Collection Account and deposit such amount in the Series 2021-A Interest Collection Account.

Section 5.2.           Application of Funds in the Series 2021-A Principal Collection Account. Subject to the Past Due Rental Payments Priorities, (i) on any Business Day, HVF III may direct the Trustee in writing to apply, and (ii) on each Payment Date and each date identified by HVF III for a Decrease pursuant to Section 2.3 (Procedure for Decreasing the Principal Amount), HVF III shall direct the Trustee in writing to apply, and in each case the Trustee shall apply, all amounts then on deposit in the Series 2021-A Principal Collection Account on such date (after giving effect to all deposits thereto pursuant to Sections 5.4 (Series 2021-A Reserve Account Withdrawals) and 5.5 (Series 2021-A Letters of Credit and Series 2021-A Demand Notes)) as follows (and in each case only to the extent of funds available in the Series 2021-A Principal Collection Account on such date):

(a)           first, if such date is a Payment Date, then for deposit into the Series 2021-A Interest Collection Account an amount equal to the Senior Interest Waterfall Shortfall Amount, if any, with respect to such Payment Date;

(b)           second, on any such date during the Series 2021-A Revolving Period, for deposit into the Series 2021-A Reserve Account an amount equal to the Series 2021-A Reserve Account Deficiency Amount, if any, for such date (calculated after giving effect to any withdrawals from the Series 2021-A Reserve Account pursuant to Section 5.4 (Series 2021-A Reserve Account Withdrawals) and deposits to the Series 2021-A Reserve Account on such date pursuant to Section 5.3 (Application of Funds in the Series 2021-A Interest Collection Account));

(c)           third, for deposit into the Series 2021-A Distribution Account to make a Class A Mandatory Decrease, if applicable on such day, in accordance with Section 2.3(b)(i) (Obligation to Decrease Class A Notes), for payment of the related Class A Mandatory Decrease Amount on such date to the Class A Noteholders of each Class A Investor Group, on a pro rata basis (based on the Class A Investor Group Principal Amount as of such date for each such Class A Investor Group) as payment of principal of the Class A Notes until the Class A Noteholders have been paid such amount in full;

(d)           fourth, on any such date during the Series 2021-A Rapid Amortization Period, for deposit into the Series 2021-A Distribution Account, for payment on such date to (i) first, the Class A Noteholders of each Class A Investor Group, on a pro rata basis (based on the Class A Investor Group Principal Amount as of such date for each such Class A Investor Group) as payment of principal of the Class A Notes until the Class A Noteholders have been paid the Class A Principal Amount in full, (ii) second, the Class B Noteholders of each Class B Investor Group, on a pro rata basis (based on the Class B Investor Group Principal Amount as of such date for each such Class B Investor Group) as payment of principal of the Class B Notes until the Class B Noteholders have been paid the Class B Principal Amount in full and (iii) third, the Class RR Noteholder as payment of principal of the Class RR Note until the Class RR Noteholder has been paid the Class RR Principal Amount in full;

(e)            fifth, if such date is a Payment Date, for deposit into the Series 2021-A Distribution Account to pay (i) first, the Class A Noteholders on a pro rata basis (based on the amount owed to each such Class A Noteholder), any remaining amounts owing on such Payment Date to such Class A Noteholders as Series 2021-A Carrying Charges (after giving effect to the payments in Sections 5.3(a) (Application of Funds in the Series 2021-A Interest Collection Account) through 5.3(k) (Application of Funds in the Series 2021-A Interest Collection Account) below), (ii) second, the Class B Noteholders on a pro rata basis (based on the amount owed to each such Class B Noteholder), any remaining amounts owing on such Payment Date to such Class B Noteholders as Series 2021-A Carrying Charges (after giving effect to the payments in Sections 5.3(a) (Application of Funds in the Series 2021-A Interest Collection Account) through 5.3(k) (Application of Funds in the Series 2021-A Interest Collection Account) and (iii) third, the Class RR Noteholder, any remaining amounts owing on such Payment Date to the Class RR Noteholder as Series 2021-A Carrying Charges (after giving effect to the payments in Sections 5.3(a) (Application of Funds in the Series 2021-A Interest Collection Account) through 5.3(k) (Application of Funds in the Series 2021-A Interest Collection Account) below);

(f)            sixth, if such date is a Payment Date, for deposit into the Series 2021-A Distribution Account to pay (i) first, the Class A Noteholders on a pro rata basis (based on the amount owed to each such Class A Noteholder), the Class A Monthly Default Interest Amounts, if any, owing to each such Class A Noteholder on such Payment Date (after giving effect to the payments in Sections 5.3(a) (Application of Funds in the Series 2021-A Interest Collection Account) through 5.3(l) (Application of Funds in the Series 2021-A Interest Collection Account) below), (ii) second, the Class B Noteholders on a pro rata basis (based on the amount owed to each such Class B Noteholder), the Class B Monthly Default Interest Amounts, if any, owing to each such Class B Noteholder on such Payment Date (after giving effect to the payments in Sections 5.3(a) (Application of Funds in the Series 2021-A Interest Collection Account) through 5.3(l) (Application of Funds in the Series 2021-A Interest Collection Account) below) and (iii) third, the Class RR Noteholder, the Class RR Monthly Default Interest Amounts, if any, owing to the Class RR Noteholder on such Payment Date (after giving effect to the payments in Sections 5.3(a) (Application of Funds in the Series 2021-A Interest Collection Account) through 5.3(l) (Application of Funds in the Series 2021-A Interest Collection Account) below);

(g)           seventh, at the option of HVF III, for deposit into the Series 2021-A Distribution Account to make a Class A Voluntary Decrease, if applicable on such day, for payment of the related Class A Voluntary Decrease Amount on such date (x) first, in the event that HVF III has elected to prepay any Class A Terminated Purchaser’s Class A Investor Group, to such Class A Terminated Purchaser up to such Class A Terminated Purchaser’s Class A Investor Group Principal Amount as of such date and (y) second, any remaining portion of such Class A Voluntary Decrease Amount, to the Class A Noteholders of each Class A Investor Group on a pro rata basis (based on the Class A Investor Group Principal Amount as of such date for each such Class A Investor Group), in each case as a payment of principal of the Class A Notes until the applicable Class A Noteholders have been paid the applicable amount in full;

(h)           eighth, the balance, if any, shall be released to or at the direction of HVF III, including for re-deposit to the Series 2021-A Principal Collection Account, or, if ineligible for release to HVF III, shall remain on deposit in the Series 2021-A Principal Collection Account;

provided that, (i) the application of such funds pursuant to Sections 5.2(a), (e), (f) or (h) (Application of Funds in the Series 2021-A Principal Collection Account) may not be made if a Principal Deficit Amount would exist as a result of such application and (ii) the application of such funds pursuant to Sections 5.2(a), (e), (f) or (h) (Application of Funds in the Series 2021-A Principal Collection Account) above may be made only to the extent that no Potential Amortization Event pursuant to Section 7.1(d) (Amortization Events) with respect to the Series 2021-A Notes exists as of such date or would occur as a result of such application.

Section 5.3.            Application of Funds in the Series 2021-A Interest Collection Account. Subject to the Past Due Rental Payments Priorities, on each Payment Date, HVF III shall direct the Trustee in writing to apply, and the Trustee shall apply, all amounts then on deposit in the Series 2021-A Interest Collection Account (after giving effect to all deposits thereto pursuant to Sections 5.2 (Application of Funds in the Series 2021-A Principal Collection Account), 5.4 (Series 2021-A Reserve Account Withdrawals) and 5.5 (Series 2021-A Letters of Credit and Series 2021-A Demand Notes)) on such day as follows (and in each case only to the extent of funds available in the Series 2021-A Interest Collection Account):

(a)            first, to the Series 2021-A Distribution Account to pay to the Administrator the Series 2021-A Capped Administrator Fee Amount with respect to such Payment Date;

(b)           second, to the Series 2021-A Distribution Account to pay the Trustee the Series 2021-A Capped Trustee Fee Amount with respect to such Payment Date; provided, that following the occurrence and during the continuation of a Series 2021-A Amortization Event, at the direction of the Program Agent, the Series 2021-A Capped Fee Trustee Amount shall not be subject to a cap or may be subject to an increased cap as determined by the Program Agent;

(c)           third, to the Series 2021-A Distribution Account to pay the Persons to whom the Series 2021-A Capped HVF III Operating Expense Amount with respect to such Payment Date are owing, on a pro rata basis (based on the amount owed to each such Person), such Series 2021-A Capped HVF III Operating Expense Amounts owing to such Persons on such Payment Date;

(d)           fourth, to the Series 2021-A Distribution Account to pay (i) first, the Class A Noteholders on a pro rata basis (based on the amount owed to each such Class A Noteholder), the Class A Monthly Interest Amount with respect to such Payment Date, (ii) second, the Class B Noteholders on a pro rata basis (based on the amount owed to each such Class B Noteholder), the Class B Monthly Interest Amount with respect to such Payment Date and (iii) third, the Class RR Noteholder, the Class RR Monthly Interest Amount with respect to such Payment Date;

(e)           fifth, to the Series 2021-A Distribution Account to pay the Program Agent the Program Agent Fee with respect to such Payment Date; provided that, following the occurrence and during the continuation of any Series 2021-A Amortization Event, at the direction of the Program Agent, any legal expenses of the Program Agent, subject to a cap of $250,000 per month (which amount shall be cumulative whether or not used in any one month (such cap, the “Program Agent Expense Cap”));

(f)           sixth, on any such Payment Date during the Series 2021-A Revolving Period, other than on any such Payment Date on which a withdrawal has been made pursuant to Section 5.4(a) (Series 2021-A Reserve Account Withdrawals), for deposit to the Series 2021-A Reserve Account in an amount equal to the Series 2021-A Reserve Account Deficiency Amount, if any, for such date (calculated after giving effect to any withdrawals from the Series 2021-A Reserve Account pursuant to Section 5.4 (Series 2021-A Reserve Account Withdrawals));

(g)           seventh, to the Series 2021-A Distribution Account to pay to the Administrator the Series 2021-A Excess Administrator Fee Amount with respect to such Payment Date;

(h)           eighth, to the Series 2021-A Distribution Account to pay to the Trustee the Series 2021-A Excess Trustee Fee Amount with respect to such Payment Date;

(i)            ninth, to the Series 2021-A Distribution Account to pay the Persons to whom the Series 2021-A Excess HVF III Operating Expense Amount with respect to such Payment Date are owing, on a pro rata basis (based on the amount owed to each such Person), such Series 2021-A Excess HVF III Operating Expense Amounts owing to such Persons on such Payment Date;

(j)            tenth, on any such date during the Series 2021-A Rapid Amortization Period, for deposit into the Series 2021-A Principal Collection Account, for payment on such date to (i) first, the Class A Noteholders of each Class A Investor Group, on a pro rata basis (based on the Class A Investor Group Principal Amount as of such date for each such Class A Investor Group) as payment of principal of the Class A Notes until the Class A Noteholders have been paid the Class A Principal Amount in full (after giving effect to the payments in Sections 5.3(a) (Application of Funds in the Series 2021-A Interest Collection Account) through 5.3(i) (Application of Funds in the Series 2021-A Interest Collection Account) above) and (ii) second, the Class B Noteholders of each Class B Investor Group, on a pro rata basis (based on the Class B Investor Group Principal Amount as of such date for each such Class B Investor Group) as payment of principal of the Class B Notes until the Class B Noteholders have been paid the Class B Principal Amount in full (after giving effect to the payments in Sections 5.3(a) (Application of Funds in the Series 2021-A Interest Collection Account) through 5.3(i) (Application of Funds in the Series 2021-A Interest Collection Account) above);

(k)           eleventh, to the Series 2021-A Distribution Account to pay (i) first, the Class A Noteholders on a pro rata basis (based on the amount owed to each such Class A Noteholder), any remaining amounts owing on such Payment Date to such Class A Noteholders as Series 2021-A Carrying Charges (after giving effect to the payments in Sections 5.3(a) (Application of Funds in the Series 2021-A Interest Collection Account) through 5.3(j) (Application of Funds in the Series 2021-A Interest Collection Account) above), (ii) second, the Class B Noteholders on a pro rata basis (based on the amount owed to each such Class B Noteholder), any remaining amounts owing on such Payment Date to such Class B Noteholders as Series 2021-A Carrying Charges and (iii) the Class RR Noteholder, any remaining amounts owing on such Payment Date to the Class RR Noteholder as Series 2021-A Carrying Charges (after giving effect to the payments in Sections 5.3(a) (Application of Funds in the Series 2021-A Interest Collection Account) through 5.3(j) (Application of Funds in the Series 2021-A Interest Collection Account) above);

(l)            twelfth, to the Series 2021-A Distribution Account to pay (i) first, the Class A Noteholders on a pro rata basis (based on the amount owed to each such Class A Noteholder), the Class A Monthly Default Interest Amounts, if any, owing to each such Class A Noteholder on such Payment Date (after giving effect to the payments in Sections 5.3(a) (Application of Funds in the Series 2021-A Interest Collection Account) through 5.3(k) (Application of Funds in the Series 2021-A Interest Collection Account) above), (ii) second, the Class B Noteholders on a pro rata basis (based on the amount owed to each such Class B Noteholder), the Class B Monthly Default Interest Amounts, if any, owing to each such Class B Noteholder on such Payment Date and (iii) the Class RR Noteholder, the Class RR Monthly Default Interest Amounts, if any, owing to the Class RR Noteholder on such Payment Date (after giving effect to the payments in Sections 5.3(a) (Application of Funds in the Series 2021-A Interest Collection Account) through 5.3(k) (Application of Funds in the Series 2021-A Interest Collection Account) above); and

(m)          thirteenth, for deposit into the Series 2021-A Principal Collection Account any remaining amount.

Section 5.4.           Series 2021-A Reserve Account Withdrawals. On each Payment Date, HVF III shall direct the Trustee in writing, prior to 12:00 noon (New York City time) on such Payment Date, to apply, and the Trustee shall apply on such date, all amounts then on deposit (without giving effect to any deposits thereto pursuant to Sections 5.2 (Application of Funds in the Series 2021-A Principal Collection Account) and 5.3 (Application of Funds in the Series 2021-A Interest Collection Account)) in the Series 2021-A Reserve Account as follows (and in each case only to the extent of funds available in the Series 2021-A Reserve Account):

(a)           first, to the Series 2021-A Interest Collection Account an amount equal to the excess, if any, of the Series 2021-A Payment Date Interest Amount for such Payment Date over the Series 2021-A Payment Date Available Interest Amount for such Payment Date (with respect to such Payment Date, the excess, if any, of such excess over the Series 2021-A Available Reserve Account Amount on such Payment Date, the “Series 2021-A Reserve Account Interest Withdrawal Shortfall”);

(b)           second, if the Principal Deficit Amount is greater than zero on such Payment Date, then to the Series 2021-A Principal Collection Account an amount equal to such Principal Deficit Amount; and

(c)           third, if on the Legal Final Payment Date the amount to be distributed, if any, from the Series 2021-A Distribution Account in accordance with Section 5.2 (Application of Funds in the Series 2021-A Principal Collection Account) (prior to giving effect to any withdrawals from the Series 2021-A Reserve Account pursuant to this clause) on such Legal Final Payment Date is insufficient to pay the Series 2021-A Principal Amount in full on such Legal Final Payment Date, then to the Series 2021-A Principal Collection Account, an amount equal to such insufficiency;

provided that, if no amounts are required to be applied pursuant to this Section 5.4 (Series 2021-A Reserve Account Withdrawals) on such date, then HVF III shall have no obligation to provide the Trustee such written direction on such date.

Section 5.5.            Series 2021-A Letters of Credit and Series 2021-A Demand Notes.

(a)           Interest Deficit and Lease Interest Payment Deficit Events – Draws on Series 2021-A Letters of Credit. If HVF III determines on any Payment Date that there exists a Series 2021-A Reserve Account Interest Withdrawal Shortfall with respect to such Payment Date, then HVF III shall instruct the Trustee in writing to draw on the Series 2021-A Letters of Credit, if any, and, upon receipt of such notice by the Trustee on or prior to 10:30 a.m. (New York City time) on such Payment Date, the Trustee, by 12:00 p.m. (New York City time) on such Payment Date, shall draw an amount, as set forth in such notice, equal to the least of (i) such Series 2021-A Reserve Account Interest Withdrawal Shortfall, (ii) the Series 2021-A Letter of Credit Liquidity Amount as of such Payment Date and (iii) the Series 2021-A Lease Interest Payment Deficit for such Payment Date, by presenting to each Series 2021-A Letter of Credit Provider a draft accompanied by a Series 2021-A Certificate of Credit Demand on the Series 2021-A Letters of Credit; provided that, if the Series 2021-A L/C Cash Collateral Account has been established and funded, then the Trustee shall withdraw from the Series 2021-A L/C Cash Collateral Account and deposit into the Series 2021-A Interest Collection Account an amount equal to the lesser of (1) the Series 2021-A L/C Cash Collateral Percentage on such Payment Date of the least of the amounts described in clauses (i), (ii) and (iii) above and (2) the Series 2021-A Available L/C Cash Collateral Account Amount on such Payment Date and draw an amount equal to the remainder of such amount on the Series 2021-A Letters of Credit. The Trustee shall deposit, or cause the deposit of, the proceeds of any such draw on the Series 2021-A Letters of Credit and the proceeds of any such withdrawal from the Series 2021-A L/C Cash Collateral Account into the Series 2021-A Interest Collection Account on such Payment Date; provided that if HVF III fails to instruct the Trustee in writing to draw on the Series 2021-A Letters of Credit, the Program Agent may direct the Trustee to draw on the Series 2021-A Letters of Credit.

(b)         Principal Deficit and Lease Principal Payment Deficit Events – Initial Draws on Series 2021-A Letters of Credit. If HVF III determines on any Payment Date that there exists a Series 2021-A Lease Principal Payment Deficit that exceeds the amount, if any, withdrawn from the Series 2021-A Reserve Account pursuant to Section 5.4(b) (Series 2021-A Reserve Account Withdrawals), then HVF III shall instruct the Trustee in writing to draw (provided that if HVF III fails to so instruct the Trustee then the Program Agent may direct the Trustee to draw) on the Series 2021-A Letters of Credit, if any, in an amount equal to the least of:

(i)              such excess;

(ii)             the Series 2021-A Letter of Credit Liquidity Amount (after giving effect to any drawings on the Series 2021-A Letters of Credit on such Payment Date pursuant to Section 5.5(a) (Series 2021-A Letters of Credit and Series 2021-A Demand Notes)); and

(iii)           on any such Payment Date other than the Legal Final Payment Date, the excess, if any, of the Principal Deficit Amount over the amount, if any, withdrawn from the Series 2021-A Reserve Account pursuant to Section 5.4(b) (Series 2021-A Reserve Account Withdrawals) and (y) on the Legal Final Payment Date, the excess, if any, of the Series 2021-A Principal Amount over the amount to be deposited into the Series 2021-A Distribution Account (other than as a result of this Section 5.5(b) (Principal Deficit and Lease Principal Payment Deficit Events – Initial Draws on Series 2021-A Letters of Credit) and Section 5.5(c) (Principal Deficit Amount – Draws on Series 2021-A Demand Note)) on the Legal Final Payment Date for payment of principal of the Series 2021-A Notes.

Upon receipt of a notice by the Trustee from HVF III (or the Program Agent as set forth above) in respect of a Series 2021-A Lease Principal Payment Deficit on or prior to 10:30 a.m. (New York City time) on a Payment Date, the Trustee shall, by 12:00 p.m. (New York City time) on such Payment Date draw an amount as set forth in such notice equal to the applicable amount set forth above on the Series 2021-A Letters of Credit by presenting to each Series 2021-A Letter of Credit Provider a draft accompanied by a Series 2021-A Certificate of Credit Demand; provided however, that if the Series 2021-A L/C Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2021-A L/C Cash Collateral an amount equal to the lesser of (x) the Series 2021-A L/C Cash Collateral Percentage on such Payment Date of the amount set forth in the notice provided to the Trustee by HVF III and (y) the Series 2021-A Available L/C Cash Collateral Account Amount on such Payment Date (after giving effect to any withdrawals therefrom on such Payment Date pursuant to Section 5.5(a) (Interest Deficit and Lease Interest Payment Deficit Events – Draws on Series 2021-A Letters of Credit)), and the Trustee shall draw an amount equal to the remainder of such amount on the Series 2021-A Letters of Credit. The Trustee shall deposit, or cause the deposit of, the proceeds of any such draw on the Series 2021-A Letters of Credit and the proceeds of any such withdrawal from the Series 2021-A L/C Cash Collateral Account into the Series 2021-A Principal Collection Account on such Payment Date.

(c)          Principal Deficit Amount – Draws on Series 2021-A Demand Note. If (A) on any Determination Date, HVF III determines that the Principal Deficit Amount on the next succeeding Payment Date (after giving effect to any draws on the Series 2021-A Letters of Credit on such Payment Date pursuant to Section 5.5(b) (Principal Deficit and Lease Principal Payment Deficit Events – Initial Draws on Series 2021-A Letters of Credit)) will be greater than zero or (B) on the Determination Date related to the Legal Final Payment Date, HVF III determines that the Series 2021-A Principal Amount exceeds the amount to be deposited into the Series 2021-A Distribution Account (other than as a result of this Section 5.5(c) (Principal Deficit Amount – Draws on Series 2021-A Demand Note)) on the Legal Final Payment Date for payment of principal of the Series 2021-A Notes, then, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Payment Date, HVF III shall instruct (provided that if HVF III fails to so instruct the Trustee then the Program Agent may instruct the Trustee) the Trustee in writing (and provide the requisite information to the Trustee) to deliver a demand notice substantially in the form of Exhibit B-2 (each a “Demand Notice”) on Hertz for payment under the Series 2021-A Demand Note in an amount equal to the lesser of (i) (x) on any such Determination Date related to a Payment Date other than the Legal Final Payment Date, the Principal Deficit Amount less the amount to be deposited into the Series 2021-A Principal Collection Account in accordance with Sections 5.4(b) (Series 2021-A Reserve Account Withdrawals) and Section 5.5(b) (Principal Deficit and Lease Principal Payment Deficit Events – Initial Draws on Series 2021-A Letters of Credit) and (y) on the Determination Date related to the Legal Final Payment Date, the excess, if any, of the Series 2021-A Principal Amount over the amount to be deposited into the Series 2021-A Distribution Account (together with any amounts to be deposited therein pursuant to the terms of this Series 2021-A Supplement (other than this Section 5.5(c) (Principal Deficit Amount – Draws on Series 2021-A Demand Note))) on the Legal Final Payment Date for payment of principal of the Series 2021-A Notes, and (ii) the principal amount of the Series 2021-A Demand Note. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Payment Date, deliver such Demand Notice to Hertz; provided however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereto, without the lapse of a period of sixty (60) consecutive days) with respect to Hertz shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to Hertz. The Trustee shall cause the proceeds of any demand on the Series 2021-A Demand Note to be deposited into the Series 2021-A Principal Collection Account.

(d)         Principal Deficit Amount – Draws on Series 2021-A Letters of Credit. If the Trustee shall have delivered a Demand Notice as provided in Section 5.5(c) (Principal Deficit Amount – Draws on Series 2021-A Demand Note) and Hertz shall have failed to pay to the Trustee or deposit into the Series 2021-A Distribution Account the amount specified in such Demand Notice in whole or in part by 12:00 noon (New York City time) on the Business Day following the making of the Demand Notice, (i) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of sixty (60) consecutive days) with respect to Hertz, the Trustee shall not have delivered such Demand Notice to Hertz, or (ii) there is a Preference Amount, then the Trustee shall draw on (provided that if HVF III fails to instruct the Trustee in writing to draw on the Series 2021-A Letters of Credit then the Program Agent may direct the Trustee to draw on) the Series 2021-A Letters of Credit, if any, by 12:00 p.m. (New York City time) on such Business Day in an amount equal to the lesser of:

(i)             the amount that Hertz failed to pay under the Series 2021-A Demand Note, or the amount that the Trustee failed to demand for payment thereunder, or the Preference Amount, as the case may be, and

(ii)             the Series 2021-A Letter of Credit Amount on such Business Day,

in each case by presenting to each Series 2021-A Letter of Credit Provider a draft accompanied by a Series 2021-A Certificate of Unpaid Demand Note Demand or, in the case of a Preference Amount, a Series 2021-A Certificate of Preference Payment Demand; provided however, that if the Series 2021-A L/C Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2021-A L/C Cash Collateral Account an amount equal to the lesser of (x) the Series 2021-A L/C Cash Collateral Percentage on such Business Day of the lesser of the amounts set forth in clauses (i) and (ii) immediately above and (y) the Series 2021-A Available L/C Cash Collateral Account Amount on such Business Day (after giving effect to any withdrawals therefrom on such Payment Date pursuant to Section 5.5(a) (Interest Deficit and Lease Interest Payment Deficit Events – Draws on Series 2021-A Letters of Credit) and Section 5.5(b) (Principal Deficit and Lease Principal Payment Deficit Events – Initial Draws on Series 2021-A Letters of Credit)), and the Trustee shall draw an amount equal to the remainder of such amount on the Series 2021-A Letters of Credit. The Trustee shall deposit, or cause the deposit of, the proceeds of any such draw on the Series 2021-A Letters of Credit and the proceeds of any such withdrawal from the Series 2021-A L/C Cash Collateral Account into the Series 2021-A Principal Collection Account on such date.

(e)          Draws on the Series 2021-A Letters of Credit. If there is more than one Series 2021-A Letter of Credit on the date of any draw on the Series 2021-A Letters of Credit pursuant to the terms of this Series 2021-A Supplement (other than pursuant to Section 5.7(b) (Series 2021-A Letter of Credit Provider Downgrades)), then HVF III shall instruct the Trustee, in writing, to draw on each Series 2021-A Letter of Credit an amount equal to the Pro Rata Share for such Series 2021-A Letter of Credit of such draw on such Series 2021-A Letter of Credit.

Section 5.6.           Past Due Rental Payments. On each Series 2021-A Deposit Date, HVF III will direct the Trustee in writing, prior to 1:00 p.m. (New York City time) on such date, to, and the Trustee shall, withdraw from the Collection Account all Collections then on deposit representing Series 2021-A Past Due Rent Payments and deposit such amount into the Series 2021-A Interest Collection Account, and immediately thereafter, the Trustee shall withdraw such amount from the Series 2021-A Interest Collection Account and apply the Series 2021-A Past Due Rent Payment in the following order:

(i)             if the occurrence of the related Series 2021-A Lease Payment Deficit resulted in one or more Series 2021-A L/C Credit Disbursements being made under any Series 2021-A Letters of Credit, then pay to or at the direction of Hertz for reimbursement to each Series 2021-A Letter of Credit Provider who made such a Series 2021-A L/C Credit Disbursement an amount equal to the lesser of (x) the unreimbursed amount of such Series 2021-A Letter of Credit Provider’s Series 2021-A L/C Credit Disbursement and (y) such Series 2021-A Letter of Credit Provider’s pro rata portion, calculated on the basis of the unreimbursed amount of each such Series 2021-A Letter of Credit Provider’s Series 2021-A L/C Credit Disbursement, of the amount of the Series 2021-A Past Due Rent Payment;

(ii)            if the occurrence of such Series 2021-A Lease Payment Deficit resulted in a withdrawal being made from the Series 2021-A L/C Cash Collateral Account, then deposit in the Series 2021-A L/C Cash Collateral Account an amount equal to the lesser of (x) the amount of the Series 2021-A Past Due Rent Payment remaining after any payments pursuant to clause (i) above and (y) the amount withdrawn from the Series 2021-A L/C Cash Collateral Account on account of such Series 2021-A Lease Payment Deficit;

(iii)           if the occurrence of such Series 2021-A Lease Payment Deficit resulted in a withdrawal being made from the Series 2021-A Reserve Account pursuant to Section 5.4(a) (Series 2021-A Reserve Account Withdrawals), then deposit in the Series 2021-A Reserve Account an amount equal to the lesser of (x) the amount of the Series 2021-A Past Due Rent Payment remaining after any payments pursuant to clauses (i) and (ii) above and (y) the amount withdrawn from the Series 2021-A Reserve Account on account of such Series 2021-A Lease Payment Deficit;

(iv)            the Series 2021-A Reserve Account Deficiency Amount, if any, as of such day; and

(v)             any remainder to be deposited into the Series 2021-A Principal Collection Account.

Section 5.7.            Series 2021-A Letters of Credit and Series 2021-A L/C Cash Collateral Account.

(a)           Series 2021-A Letter of Credit Expiration Date – Deficiencies. If as of the date that is sixteen (16) Business Days prior to the then scheduled Series 2021-A Letter of Credit Expiration Date with respect to any Series 2021-A Letter of Credit, excluding such Series 2021-A Letter of Credit from each calculation in clauses (i) through (iii) immediately below but taking into account any substitute Series 2021-A Letter of Credit that has been obtained from a Series 2021-A Eligible Letter of Credit Provider and is in full force and effect on such date:

(i)              the Series 2021-A Asset Amount would be less than the Series 2021-A Asset Coverage Threshold Amount, in each case as of such date (after giving effect to all deposits to, and withdrawals from, the Series 2021-A Reserve Account and the Series 2021-A L/C Cash Collateral Account on such date);

(ii)          the Series 2021-A Adjusted Liquid Enhancement Amount would be less than the Series 2021-A Required Liquid Enhancement Amount, in each case as of such date (after giving effect to all deposits to, and withdrawals from, the Series 2021-A Reserve Account and the Series 2021-A L/C Cash Collateral Account on such date); or

(iii)          the Series 2021-A Letter of Credit Liquidity Amount would be less than the Series 2021-A Demand Note Payment Amount, in each case as of such date (after giving effect to all deposits to, and withdrawals from, the Series 2021-A L/C Cash Collateral Account on such date);

then HVF III shall notify the Trustee and the Program Agent in writing no later than fifteen (15) Business Days prior to such Series 2021-A Letter of Credit Expiration Date of:

A.              the greatest of:

(i)             the excess, if any, of the Series 2021-A Asset Coverage Threshold Amount over the Series 2021-A Asset Amount, in each case as of such date (after giving effect to all deposits to, and withdrawals from, the Series 2021-A Reserve Account and the Series 2021-A L/C Cash Collateral Account on such date);

(ii)             the excess, if any, of the Series 2021-A Required Liquid Enhancement Amount over the Series 2021-A Adjusted Liquid Enhancement Amount, in each case as of such date (after giving effect to all deposits to, and withdrawals from, the Series 2021-A Reserve Account and the Series 2021-A L/C Cash Collateral Account on such date); and

(iii)            the excess, if any, of the Series 2021-A Demand Note Payment Amount over the Series 2021-A Letter of Credit Liquidity Amount, in each case as of such date (after giving effect to all deposits to, and withdrawals from, the Series 2021-A L/C Cash Collateral Account on such date);

provided that the calculations in each of clause (A)(i) through (A)(iii) above shall be made on such date, excluding from such calculation of each amount contained therein such Series 2021-A Letter of Credit but taking into account each substitute Series 2021-A Letter of Credit that has been obtained from a Series 2021-A Eligible Letter of Credit Provider and is in full force and effect on such date, and

B.              the amount available to be drawn on such expiring Series 2021-A Letter of Credit on such date.

Upon receipt of such notice by the Trustee on or prior to 10:30 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:30 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (A) and (B) above on such Series 2021-A Letter of Credit by presenting a draft accompanied by a Series 2021-A Certificate of Termination Demand and shall cause the Series 2021-A L/C Termination Disbursements to be deposited into the Series 2021-A L/C Cash Collateral Account. If the Trustee does not receive either notice from HVF III described above on or prior to the date that is fifteen (15) Business Days prior to each Series 2021-A Letter of Credit Expiration Date, then the Trustee, by 12:00 p.m. (New York City time) on such Business Day, shall draw the full amount of such Series 2021-A Letter of Credit by presenting a draft accompanied by a Series 2021-A Certificate of Termination Demand and shall cause the Series 2021-A L/C Termination Disbursements to be deposited into the applicable Series 2021-A L/C Cash Collateral Account.

(b)           Series 2021-A Letter of Credit Provider Downgrades. HVF III shall notify the Trustee and the Program Agent in writing within one (1) Business Day of an Authorized Officer of HVF III obtaining actual knowledge that (i) the long-term debt credit rating of any Series 2021-A Letter of Credit Provider rated by DBRS has fallen below “BBB” as determined by DBRS or (ii) the long-term debt credit rating of any Series 2021-A Letter of Credit Provider not rated by DBRS is not at least “Baa2” by Moody’s or “BBB” by S&P (such (i) or (ii) with respect to any Series 2021-A Letter of Credit Provider, a “Series 2021-A Downgrade Event”). On the thirtieth (30th) day after the occurrence of any Series 2021-A Downgrade Event with respect to any Series 2021-A Letter of Credit Provider, HVF III shall notify the Trustee and the Program Agent in writing on such date of (i) the greatest of (A) the excess, if any, of the Series 2021-A Asset Coverage Threshold Amount over the Series 2021-A Asset Amount, (B) the excess, if any, of the Series 2021-A Required Liquid Enhancement Amount over the Series 2021-A Adjusted Liquid Enhancement Amount, and (C) the excess, if any, of the Series 2021-A Demand Note Payment Amount over the Series 2021-A Letter of Credit Liquidity Amount, in the case of each of clauses (A) through (C) above, as of such date and excluding from the calculation of each amount referenced in such clauses such Series 2021-A Letter of Credit but taking into account each substitute Series 2021-A Letter of Credit that has been obtained from a Series 2021-A Eligible Letter of Credit Provider and is in full force and effect on such date, and (ii) the amount available to be drawn on such Series 2021-A Letter of Credit on such date (the lesser of such (i) and (ii), the “Downgrade Withdrawal Amount”). Upon receipt by the Trustee on or prior to 10:30 a.m. (New York City time) on any Business Day of notice of any Series 2021-A Downgrade Event with respect to any Series 2021-A Letter of Credit Provider, the Trustee, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:30 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), shall draw on the Series 2021-A Letters of Credit issued by such Series 2021-A Letter of Credit Provider in an amount (in the aggregate) equal to the Downgrade Withdrawal Amount specified in such notice by presenting a draft accompanied by a Series 2021-A Certificate of Termination Demand and shall cause the Series 2021-A L/C Termination Disbursement to be deposited into a Series 2021-A L/C Cash Collateral Account.

(c)         Reductions in Stated Amounts of the Series 2021-A Letters of Credit. If the Trustee receives a written notice from the Administrator, substantially in the form of Exhibit C hereto, requesting a reduction in the stated amount of any Series 2021-A Letter of Credit, then the Trustee shall within two (2) Business Days of the receipt of such notice deliver to the Series 2021-A Letter of Credit Provider who issued such Series 2021-A Letter of Credit a Series 2021-A Notice of Reduction requesting a reduction in the stated amount of such Series 2021-A Letter of Credit in the amount requested in such notice effective on the date set forth in such notice; provided that, on such effective date, immediately after giving effect to the requested reduction in the stated amount of such Series 2021-A Letter of Credit, (i) the Series 2021-A Adjusted Liquid Enhancement Amount will equal or exceed the Series 2021-A Required Liquid Enhancement Amount, (ii) the Series 2021-A Letter of Credit Liquidity Amount will equal or exceed the Series 2021-A Demand Note Payment Amount and (iii) no Aggregate Asset Amount Deficiency will exist immediately after giving effect to such reduction.

(d)            Series 2021-A L/C Cash Collateral Account Surpluses and Series 2021-A Reserve Account Surpluses.

(i)           On each Payment Date, HVF III may direct the Trustee to, and the Trustee, acting in accordance with the written instructions of HVF III (with a copy to the Program Agent), shall, withdraw from the Series 2021-A Reserve Account an amount equal to the Series 2021-A Reserve Account Surplus, if any, and pay such Series 2021-A Reserve Account Surplus to HVF III.

(ii)            On each Payment Date on which there is a Series 2021-A L/C Cash Collateral Account Surplus, HVF III may direct the Trustee to, and the Trustee, acting in accordance with the written instructions of HVF III (with a copy to the Program Agent), shall, subject to the limitations set forth in this Section 5.7(d) (Series 2021-A L/C Cash Collateral Account Surplus and Series 2021-A Reserve Account Surpluses), withdraw the amount specified by HVF III from the Series 2021-A L/C Cash Collateral Account specified by HVF III and apply such amount in accordance with the terms of this Section 5.7(d) (Series 2021-A L/C Cash Collateral Account Surplus and Series 2021-A Reserve Account Surpluses). The amount of any such withdrawal from the Series 2021-A L/C Cash Collateral Account shall be limited to the least of (a) the Series 2021-A Available L/C Cash Collateral Account Amount on such Payment Date, (b) the Series 2021-A L/C Cash Collateral Account Surplus on such Payment Date and (c) the excess, if any, of the Series 2021-A Letter of Credit Liquidity Amount on such Payment Date over the Series 2021-A Demand Note Payment Amount on such Payment Date. Any amounts withdrawn from the Series 2021-A L/C Cash Collateral Account pursuant to this Section 5.7(d) (Series 2021-A L/C Cash Collateral Account Surplus and Series 2021-A Reserve Account Surpluses) shall be paid:

first, to the Series 2021-A Letter of Credit Providers, to the extent that there are unreimbursed Series 2021-A Disbursements due and owing to such Series 2021-A Letter of Credit Providers in respect of the Series 2021-A Letters of Credit, for application in accordance with the provisions of the respective Series 2021-A Letters of Credit, and second, to HVF III any remaining amounts.

Section 5.8.           Payment by Wire Transfer. On each Payment Date, pursuant to Article VI (Distributions) of the Base Indenture, the Trustee shall cause the amounts (to the extent received by the Trustee) set forth in Sections 5.2 (Application of Funds in the Series 2021-A Principal Collection Account), 5.3 (Application of Funds in the Series 2021-A Interest Collection Account), 5.4 (Series 2021-A Reserve Account Withdrawals) and 5.5 (Series 2021-A Letters of Credit and Series 2021-A Demand Notes), in each case if any and in accordance with such Sections, to be paid by wire transfer of immediately available funds released from the Series 2021-A Distribution Account no later than 4:30 p.m. (New York City time) for credit to the accounts designated by the Series 2021-A Noteholders.

Section 5.9.          Certain Instructions to the Trustee.

(a)          If on any date the Principal Deficit Amount is greater than zero or HVF III determines that there exists a Series 2021-A Lease Principal Payment Deficit, then HVF III shall promptly provide written notice thereof to the Program Agent and the Trustee.

(b)         On or before 10:00 a.m. (New York City time) on each Payment Date on which any Series 2021-A Lease Payment Deficit Exists, the Administrator shall notify the Trustee of the amount of such Series 2021-A Lease Payment Deficit, such notification to be in the form of Exhibit D hereto (each a “Lease Payment Deficit Notice”).

Section 5.10.       HVF III’s Failure to Instruct the Trustee to Make a Deposit or Payment. If HVF III fails to give notice or instructions to make any payment from or deposit into the Collection Account or any Series 2021-A Account required to be given by HVF III, at the time specified herein or in any other Series 2021-A Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Collection Account or such Series 2021-A Account without such notice or instruction from HVF III; provided that HVF III, upon request of the Trustee, the Program Agent or any Funding Agent, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment or deposit. When any payment or deposit hereunder or under any other Series 2021-A Related Document is required to be made by the Trustee at or prior to a specified time, HVF III shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time. If HVF III fails to give instructions to draw on any Series 2021-A Letters of Credit with respect to a Class of Series 2021-A Notes required to be given by HVF III, at the time specified in this Series 2021-A Supplement, the Trustee shall draw on such Series 2021-A Letters of Credit with respect to such Class of Series 2021-A Notes without such instruction from HVF III; provided that, HVF III, upon request of the Trustee, the Program Agent or any Funding Agent, promptly provides the Trustee with all information necessary to allow the Trustee to draw on each such Series 2021-A Letter of Credit.

Article VI

REPRESENTATIONS AND WARRANTIES; COVENANTS; CLOSING CONDITIONS

Section 6.1.         Representations and Warranties. Each of HVF III, the Administrator, each Conduit Investor and each Committed Note Purchaser hereby makes the representations and warranties applicable to it set forth in this Section 6.1 (Representations and Warranties).

(a)         HVF III. HVF III represents and warrants to each Conduit Investor and each Committed Note Purchaser that each of its representations and warranties in the Series 2021-A Related Documents is true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and further represents and warrants to such parties that:

(i)            no Amortization Event or Potential Amortization Event, in each case with respect to the Series 2021-A Notes, is continuing;

(ii)             assuming each Conduit Investor or other purchaser of the Series 2021-A Notes hereunder is not purchasing with a view toward further distribution and there has been no general solicitation or general advertising within the meaning of the Securities Act, and further assuming that the representations and warranties of each Conduit Investor set forth in this Article VI (Representations and Warranties; Covenants; Closing Conditions) are true and correct, the offer and sale of the Series 2021-A Notes in the manner contemplated by this Series 2021-A Supplement is a transaction exempt from the registration requirements of the Securities Act, and the Base Indenture is not required to be qualified under the Trust Indenture Act;

(iii)            on the Series 2021-A Closing Date, HVF III has furnished to the Program Agent true, accurate and complete copies of all Series 2021-A Related Documents to which it is a party as of the Series 2021-A Closing Date, all of which are in full force and effect as of the Series 2021-A Closing Date;

(iv)            as of the Series 2021-A Closing Date, none of the written information furnished by HVF III, Hertz or any of its Affiliates, agents or representatives to the Conduit Investors, the Committed Note Purchasers, the Program Agent or the Funding Agents for purposes of or in connection with this Series 2021-A Supplement, including any information relating to the Series 2021-A Collateral, taken as a whole, is inaccurate in any material respect, or contains any material misstatement of fact, or omits to state a material fact or any fact necessary to make the statements contained therein not misleading, in each case as of the date such information was stated or certified unless such information has been superseded by subsequently delivered information;

(v)             HVF III is not, and is not controlled by, an “investment company” within the meaning of, and is not required to register as an “investment company” under the Investment Company Act. HVF III does not meet the definition of “investment company” in Section 3(a)(1) of the Investment Company Act;

(vi)            HVF III is not a “covered fund” for purposes of the Volcker Rule and the transactions contemplated by the Series 2021-A Related Documents and the Series 2021-A Related Documents do not result in the Series 2021-A Noteholders holding an “ownership interest” in a “covered fund” for purposes of the Volcker Rule; and

(vii)           payments on the Series 2021-A Notes will not depend primarily on cash flow from self-liquidating financial assets within the meaning of Section 3(a)(79) of the Exchange Act.

(b)           Administrator. The Administrator represents and warrants to each Conduit Investor and each Committed Note Purchaser that:

(i)             each representation and warranty made by it in each Series 2021-A Related Document, is true and correct in all material respects as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

(ii)             to the extent applicable, except as would not reasonably be expected to have a Material Adverse Effect, the Administrator and each of HVF, HVF III, the Nominee and HGI is, and to the knowledge of the Administrator its directors are, in compliance with (i) the Uniting and Strengthening of America by Providing the Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, (ii) the Trading with the Enemy Act, as amended, (iii) any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) and any other enabling legislation or executive order relating thereto as well as sanctions laws and regulations of the United Nations Security Council, the European Union or any member state thereof and the United Kingdom (collectively, “Sanctions”) and (iv) Anti-Corruption Laws;

(iii)            none of the Administrator or any of HVF, HVF III, the Nominee or HGI or, to the knowledge of the Administrator, any director or officer of the Administrator or any of HVF, HVF III, the Nominee or HGI, is the target of any Sanctions (a “Sanctioned Party”). Except as would not reasonably be expected to have a Material Adverse Effect, none of the Group I Administrator, HVF, HVF III, the Nominee or HGI is organized or resident in a country or territory that is the target of a comprehensive embargo under Sanctions (including as of the Series 2021-A Closing Date, without limitation, Cuba, Iran, North Korea, Syria and the Crimea Region of the Ukraine—each a “Sanctioned Country”). None of the Administrator, HVF, HVF III, the Nominee or HGI will knowingly (directly or indirectly) use the proceeds of the Series 2021-A Notes (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in material violation of Anti-Corruption Laws or (ii) for the purpose of funding or financing any activities or business of or with any Person that at the time of such funding or financing is a Sanctioned Party or organized or resident in a Sanctioned Country, except as otherwise permitted by applicable law, regulation or license; and

(iv)           payments on the Series 2021-A Notes will not depend primarily on cash flow from self-liquidating financial assets within the meaning of Section 3(a)(79) of the Exchange Act.

(c)           Conduit Investors and Committed Note Purchasers. Each of the Conduit Investors and each of the Committed Note Purchasers represents and warrants to HVF III and the Administrator, as of the Series 2021-A Closing Date (or, with respect to each Conduit Investor and each Committed Note Purchaser that becomes a party hereto after the Series 2021-A Closing Date, as of the date such Person becomes a party hereto), that:

(i)             it has had an opportunity to discuss HVF III’s and the Administrator’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with HVF III and the Administrator and their respective representatives;

(ii)            it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2021-A Notes;

(iii)            it purchased the Series 2021-A Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in subsection (b) and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control;

(iv)            it understands that the Series 2021-A Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and is being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available, that HVF III is not required to register the Series 2021-A Notes, and that any transfer must comply with Article IX (Transfers, Replacements and Assignments) herein;

(v)            it understands that the Series 2021-A Notes will bear the legend set out in the form of Series 2021-A Notes attached as Exhibit A-1 (in the case of the Class A Notes), Exhibit A-2 (in the case of the Class B Notes) or Exhibit A-3 (in the case of the Class RR Notes) hereto and be subject to the restrictions on transfer described in such legend and in Section 9.1 (Transfer of Series 2021-A Notes);

(vi)           it will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Series 2021-A Notes;

(vii)          it understands that the Series 2021-A Notes may be offered, resold, pledged or otherwise transferred only in accordance with Section 9.3 (Assignments) and only:

A.             to HVF III,

B.              in a transaction meeting the requirements of Rule 144A under the Securities Act,

C.           outside the United States to a foreign person in a transaction meeting the requirements of Regulation S under the Securities Act, or

D.           in a transaction complying with or exempt from the registration requirements of the Securities Act and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction; notwithstanding the foregoing provisions of this Section 6.1(c) (Conduit Investors and Committed Note Purchasers), it is hereby understood and agreed by HVF III that the Series 2021-A Notes will be pledged by each Conduit Investor pursuant to its related commercial paper program documents, and the Series 2021-A Notes, or interests therein, may be sold, transferred or pledged to its related Committed Note Purchaser or any Program Support Provider or any affiliate of its related Committed Note Purchaser or any Program Support Provider or, any commercial paper conduit administered by its related Committed Note Purchaser or any Program Support Provider or any affiliate of its related Committed Note Purchaser or any Program Support Provider;

(viii)         if it desires to offer, sell or otherwise transfer, pledge or hypothecate the Series 2021-A Notes as described in clause (B) or (D) of Section 6.1(c)(vii) (Conduit Investors and Committed Note Purchasers), and such sale, transfer or pledge does not fall within the “notwithstanding the foregoing” provision of Section 6.1(c)(vii)(D) (Conduit Investors and Committed Note Purchasers), the transferee of the Series 2021-A Notes will be required to deliver a certificate that an exemption from the registration requirements of the Securities Act applies to such offer, sale, transfer or hypothecation, and it understands that the registrar and transfer agent for the Series 2021-A Notes will not be required to accept for registration of transfer the Series 2021-A Notes acquired by it, except upon presentation of an executed letter in the form described herein; and

(ix)         it will obtain from any purchaser of the Series 2021-A Notes substantially the same representations and warranties contained in the foregoing paragraphs.

Section 6.2.           Covenants. HVF III and the Administrator each severally covenants and agrees that, until the Series 2021-A Notes have been paid in full and the Term has expired, it will:

(a)          Performance of Obligations. Duly and timely perform all of its covenants (both affirmative and negative) and obligations under each Series 2021-A Related Document to which it is a party.

(b)       Amendments. Not amend, supplement, waive or otherwise modify, or consent to any amendment, supplement, modification or waiver of:

(i)             any provision of the Series 2021-A Related Documents (other than this Series 2021-A Supplement) if such amendment, supplement, modification, waiver or consent adversely affects the Series 2021-A Noteholders without the consent of the Series 2021-A Required Noteholders; any Series 2021-A Letter of Credit so that it is not substantially in the form of Exhibit I to this Series 2021-A Supplement without written consent of the Required Controlling Class Series 2021-A Noteholders; provided that, prior to entering into, granting or effecting any such amendment, supplement, waiver, modification or consent without the consent of the Series 2021-A Required Noteholders (in the case of the foregoing clause (i)), HVF III shall deliver to the Trustee and each Funding Agent an Officer’s Certificate and Opinion of Counsel (which may be based on an Officer’s Certificate) confirming, in each case, that such amendment, supplement, modification, waiver or consent does not adversely affect the Series 2021-A Noteholders;

provided further that, this clause (i)’s restriction shall apply to:

(I)	any amendment, supplement, modification or consent with respect to any Series 2021-A Interest Rate Cap (A) the sole effect of which amendment, supplement, modification or consent is to (w) increase the notional amount thereunder, (x) modify the notional amortization schedule thereunder applicable during the period between the Expected Final Payment Date and the Legal Final Payment Date, (y) decrease the strike rate of or (z) extend the term thereunder or (B) if HVF III would be permitted to enter into such Series 2021-A Interest Rate Cap, as so amended, supplemented or modified without the consent of the Series 2021-A Noteholders, or

(II)	any amendment, supplement, modification or consent with respect to any Series 2021-A Demand Note permitted pursuant to Section 4.5 (Demand Notes) of this Series 2021-A Supplement;

(ii)           the defined terms, “Required Contractual Criteria”, “Series 2021-A Commitment Termination Date” and “Series 2021-A Maximum Principal Amount” appearing in the Lease; without the written consent of each Committed Note Purchaser and each Conduit Investor;

(iii)       the defined terms “Base Rate”, “Class A Adjusted Advance Rate”, “Class A Adjusted Asset Coverage Threshold Amount”, “Class A Adjusted Principal Amount”, “Class A Asset Coverage Threshold Amount”, “Class A Baseline Advance Rate”, “Class A Blended Advance Rate”, “Class A Blended Advance Rate Weighting Numerator”, “Class A Concentration Adjusted Advance Rate”, “Class A Concentration Excess Advance Rate Adjustment”, “Class A MTM/DT Advance Rate Adjustment”, “Class A Principal Amount”, “Class A/B Adjusted Principal Amount”, “Class B Adjusted Advance Rate”, “Class B Adjusted Asset Coverage Threshold Amount”, “Class B Asset Coverage Threshold Amount”, “Class B Baseline Advance Rate”, “Class B Blended Advance Rate”, “Class B Blended Advance Rate Weighting Numerator”, “Class B Concentration Adjusted Advance Rate”, “Class B Concentration Excess Advance Rate Adjustment”, “Class B MTM/DT Advance Rate Adjustment”, “Class B Principal Amount”, “Eurodollar Advance”, “Eurodollar Interest Period”, “Eurodollar Rate”, “Eurodollar Rate (Reserve Adjusted)”, “Prime Rate”, “Series 2021-A AAA Component”, “Series 2021-A Adjusted Asset Coverage Threshold Amount”, “Series 2021-A Asset Amount”, “Series 2021-A Asset Coverage Threshold Amount”, “Series 2021-A Blended Advance Rate Weighting Denominator”, “Series 2021-A Commitment Termination Date”, “Series 2021-A Eligible Manufacturer Receivable”, “Series 2021-A Liquidation Event”, “Series 2021-A Manufacturer Concentration Excess Amount”, “Series 2021-A Manufacturer Percentage”, “Series 2021-A Maximum Manufacturer Amount”, “Series 2021-A Maximum Non-Investment Grade (High) Program Receivable Amount”, “Series 2021-A Non-Investment Grade (High) Program Receivable Concentration Excess Amount”, “Series 2021-A Non-Liened Vehicle Concentration Excess Amount”, “Series 2021-A AAA Select Component”, “Series 2021-A Third-Party Market Value”, “Class A Up-Front Fee” or “Class B Up-Front Fee”, in each case, without the written consent of each Committed Note Purchaser and each Conduit Investor of the Class affected by the amendment;

(iv)        any defined terms included in any of the defined terms listed in any of the preceding clause (iii) if such amendment, supplement or modification materially adversely affects the Series 2021-A Noteholders, without the consent of each Committed Note Purchaser and each Conduit Investor; provided that, prior to entering into, granting or effecting any such amendment, supplement or modification without the consent of each Committed Note Purchaser and each Conduit Investor, HVF III shall deliver to each Funding Agent an Officer’s Certificate confirming, in each case, that such amendment, supplement or modification does not materially adversely affect the Series 2021-A Noteholders; provided, further, that for the avoidance of doubt, in any such case, the requirements of the preceding clause (i) shall remain applicable to such amendment, supplement or modification of such defined term;

(v)         any of (I) the defined terms “Class A Commitment”, “Class A Commitment Percentage”, “Class A Conduit Assignee”, “Class A CP Rate”, “Class A Funding Conditions”, “Class A Investor Group Principal Amount”, “Class A Maximum Investor Group Principal Amount”, “Class A Program Fee”, “Class A/B Adjusted Advance Rate”, “Class A/B Baseline Advance Rate”, “Class A/B Blended Advance Rate”, “Class A/B Concentration Excess Advance Rate Adjustment”, “Class A/B MTM/DT Advance Rate Adjustment”, or “Class A Undrawn Fee”, in each case, appearing in this Series 2021-A Supplement or (II) the required amount of Enhancement with respect to the Class A Noteholders, in the case of either of the foregoing (I) or (II), without the written consent of each Class A Committed Note Purchaser and each Class A Conduit Investor;

(vi)         any defined terms included in any of the defined terms listed in the preceding clause (v)(I) if such amendment, supplement or modification materially adversely affects the Class A Noteholders, without the consent of each Class A Committed Note Purchaser and each Class A Conduit Investor; provided that, prior to entering into, granting or effecting any such amendment, supplement or modification without the consent of each Class A Committed Note Purchaser and each Class A Conduit Investor, HVF III shall deliver to each Class A Funding Agent an Officer’s Certificate confirming, in each case, that such amendment, supplement or modification does not materially adversely affect the Class A Noteholders; provided, further, that for the avoidance of doubt, in any such case, the requirements of the preceding clause (i) shall remain applicable to such amendment, supplement or modification of such defined term;;

(vii)          any of (I) the defined terms “Class B Conduit Assignee”, “Class B Investor Group Principal Amount”, “Class B Investor Group Principal Amount”, “Class A/B Adjusted Advance Rate”, “Class A/B Baseline Advance Rate”, “Class A/B Blended Advance Rate”, “Class A/B Concentration Excess Advance Rate Adjustment” or “Class A/B MTM/DT Advance Rate Adjustment”, in each case, appearing in this Series 2021-A Supplement or (II) the required amount of Enhancement with respect to the Class B Noteholders, in the case of either of the foregoing (I) or (II), without the written consent of each Class B Committed Note Purchaser and each Class B Conduit Investor;

(viii)       any defined terms included in any of the defined terms listed in the preceding clause (vii)(I) if such amendment, supplement or modification materially adversely affects the Class B Noteholders, without the consent of each Class B Committed Note Purchaser and each Class B Conduit Investor; provided that, prior to entering into, granting or effecting any such amendment, supplement or modification without the consent of each Class B Committed Note Purchaser and each Class B Conduit Investor, HVF III shall deliver to each Class B Funding Agent an Officer’s Certificate confirming, in each case, that such amendment, supplement or modification does not materially adversely affect the Class B Noteholders; provided further that, for the avoidance of doubt, in any such case, the requirements of the preceding clause (i) shall remain applicable to such amendment, supplement or modification of such defined term;

(ix)        the defined terms “Aggregate Asset Amount Deficiency” and “Liquidation Event of Default” appearing in the Base Indenture, in each case, without the written consent of each Committed Note Purchaser and each Conduit Investor;

(x)           the defined terms “Manufacturer Program”, “Liquidation Event”, “Required Contractual Criteria” and “Aggregate Asset Coverage Threshold Amount”, in each case, appearing in this Series 2021-A Supplement, in each case, without the written consent of each Committed Note Purchaser and each Conduit Investor;

(c)         Delivery of Information. (i) At the same time any report, notice, certificate, statement, Opinion of Counsel or other document is provided or caused to be provided to the Trustee by HVF III or the Administrator under this Series 2021-A Supplement or, to the extent such report, notice, certificate, statement, Opinion of Counsel or other document relates to the Series 2021-A Notes, Series 2021-A Collateral or the Base Indenture, provide the Program Agent (who shall provide a copy thereof to the Committed Note Purchasers and the Conduit Investors) with a copy of such report, notice, certificate, Opinion of Counsel or other document, provided that, no Opinion of Counsel delivered in connection with the issuance of any Series of Notes (other than the Series 2021-A Notes) shall be required to be provided pursuant to this clause (i) and (ii) provide the Program Agent and each Funding Agent such other information with respect to HVF III or the Administrator as the Program Agent or any Funding Agent may from time to time reasonably request; provided however, that neither HVF III nor the Administrator shall have any obligation under this Section 6.2(c) (Delivery of Information) to deliver to the Program Agent copies of any information, reports, notices, certificates, statements, Opinions of Counsel or other documents relating solely to any Series of Notes other than the Series 2021-A Notes, or any legal opinions or routine communications, including determinations relating to payments, payment requests, payment directions or other similar calculations. For the avoidance of doubt, nothing in this Section 6.2(c) (Delivery of Information) shall require any Opinion of Counsel provided to any Person pursuant to this Section 6.2(c) (Delivery of Information) to be addressed to such Person or to permit such Person any basis on which to rely on such Opinion of Counsel.

(d)         Access to Collateral Information. At any time and from time to time, following reasonable prior notice from the Program Agent or any Funding Agent, and during regular business hours, permit, and, if applicable, cause HVF to permit, the Program Agent or any Funding Agent, or their respective agents or representatives (including any independent public accounting firm, independent consulting firm or other third party auditors) or permitted assigns, access to the offices of, the Administrator, Hertz, and HVF III, as applicable,

(i)              to examine and make copies of and abstracts from all documentation relating to the Series 2021-A Collateral on the same terms as are provided to the Trustee under Section 8.6 (Inspection of Property, Books and Records) of the Base Indenture (but excluding making copies of or abstracts from any information that the Administrator or HVF III reasonably determines to be proprietary or confidential; provided that, for the avoidance of doubt, all data and information used to calculate any Series 2021-A MTM/DT Advance Rate Adjustment or lack thereof shall be deemed to be proprietary and confidential), and

(ii)           upon reasonable notice, to visit the offices and properties of, the Administrator, Hertz and HVF III for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Series 2021-A Collateral, or the administration and performance of the Base Indenture, this Series 2021-A Supplement and the other Series 2021-A Related Documents with any of the Authorized Officers or other nominees as such officers specify, of the Administrator, Hertz and/or HVF III, as applicable, having knowledge of such matters, in each case as may reasonably be requested; provided that, (i) prior to the occurrence of an Amortization Event or Potential Amortization Event, in each case, with respect to the Series 2021-A Notes, one such visit per annum, if requested, coordinated by the Program Agent and in which each Funding Agent may participate shall be at HVF III’s sole cost and expense and (ii) during the continuance of an Amortization Event or Potential Amortization Event, in each case, with respect to the Series 2021-A Notes, each such visit shall be at HVF III’s sole cost and expense.

Each party making a request pursuant to this Section 6.2(d) (Access to Collateral Information) shall simultaneously send a copy of such request to each of the Program Agent and each Funding Agent, as applicable, so as to allow such other parties to participate in the requested visit.

(e)          Cash AUP. At any time and from time to time, following reasonable prior notice from the Program Agent, cooperate with the Program Agent or its agents or representatives (including any independent public accounting firm, independent consulting firm or other third party auditors) or permitted assigns in conducting a review of any ten (10) Business Days selected by the Program Agent (or its representatives or agents), confirming (i) the information contained in the Daily Collection Report for each such day and (ii) that the Collections described in each such Daily Collection Report for each such day were applied correctly in accordance with Article V (Priority of Payments) herein (a “Cash AUP”); provided that, such Cash AUPs shall be at HVF III’s sole cost and expense (i) for no more than one such Cash AUP per annum prior to the occurrence of an Amortization Event or Potential Amortization Event, in each case with respect to the Series 2021-A Notes, and (ii) for each such Cash AUP after the occurrence and during the continuance of an Amortization Event or Potential Amortization Event, in each case with respect to the Series 2021-A Notes.

(f)            Noteholder Statement AUP. On or prior to the Payment Date occurring in February 2022 and in July of each subsequent year, the Administrator shall cause a firm of independent certified public accountants or independent consultants (reasonably acceptable to both the Program Agent and the Administrator, which may be the Administrator’s accountants) to deliver to the Program Agent and each Funding Agent, a report in a form reasonably acceptable to HVF III and the Program Agent (a “Noteholder Statement AUP”); provided that, such Noteholder Statement AUPs shall be at HVF III’s sole cost and expense (i) for no more than one such Noteholder Statement AUP per annum prior to the occurrence of an Amortization Event or Potential Amortization Event, in each case with respect to the Series 2021-A Notes and (ii) for each such Noteholder Statement AUP after the occurrence and during the continuance of an Amortization Event or Potential Amortization Event, in each case with respect to the Series 2021-A Notes.

(g)           Margin Stock. Not permit any (i) part of the proceeds of any Advance to be (x) used to purchase or carry any Margin Stock or (y) loaned to others for the purpose of purchasing or carrying any Margin Stock or (ii) amounts owed with respect to the Series 2021-A Notes to be secured, directly or indirectly, by any Margin Stock.

(h)          Reallocation of Excess Collections. On or after the Expected Final Payment Date, use all amounts allocated to and available for distribution from each principal collection account in respect of each Series of Notes to decrease, pro rata (based on Principal Amount), the Series 2021-A Principal Amount and the principal amount of any other Series of Notes that is then required to be paid.

(i)           Financial Statements. Commencing on the Series 2021-A Closing Date, deliver to each Funding Agent within one hundred and twenty (120) days after the end of each fiscal year of the Issuer, the financial statements required pursuant to Section 8.24(f) of the Base Indenture.

(j)            Collateral Agent Report. In the case of the Administrator, for so long as a Liquidation Event for any Series of Notes is continuing, furnish or cause the Lease Servicer to furnish to the Program Agent and each Series 2021-A Noteholder, the Collateral Agent Report prepared in accordance with Section 2.4 (Collateral Agent Reports) of the Collateral Agency Agreement; provided that the Servicer may furnish or cause to be furnished to the Program Agent any such Collateral Agent Report, by posting, or causing to be posted, such Collateral Agent Report to a password-protected website made available to the Program Agent or by any other reasonable means of electronic transmission (including, without limitation, e-mail, file transfer protocol or otherwise).

(k)          Further Assurances. At any time and from time to time, upon the written request of the Program Agent, and at its sole expense, promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Program Agent may reasonably deem desirable in obtaining the full benefits of this Series 2021-A Supplement and of the rights and powers herein granted, including the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the liens and security interests granted hereby.

(l)          Administrator Replacement. Not appoint or agree to the appointment of any successor Administrator (other than the Back-Up Administrator) without the prior written consent of the Required Controlling Class Series 2021-A Noteholders.

(m)          Independent Directors. (x) Not remove any Independent Director of HVF III or HVF without (i) delivering an Officer’s Certificate to the Program Agent certifying that the replacement Independent Director of the applicable entity satisfies the definition of Independent Director and (ii) obtaining the prior written consent of the Program Agent (not to be unreasonably withheld or delayed), in each case, no later than ten (10) Business Days prior to the effectiveness of such removal (or such shorter period as my be agreed to by the Program Agent) and (y) not replace any Independent Director of HVF III or HVF unless (i) it has obtained the prior written consent of the Program Agent (not to be unreasonably withheld or delayed) or (ii) such replacement Independent Director is an officer, director or employee of an entity that provides, in the ordinary course of its business, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities and otherwise meets the applicable definition of Independent Director; provided, that, for the avoidance of doubt, in the event that an Independent Director of HVF III or HVF is removed in connection with any such replacement, HVF III or HVF, as applicable, and the Administrator shall be required to effect such removal in accordance with clause (x) above.

(n)            Standard & Poor’s Limitation on Permitted Investments. For so long as any Class A Commercial Paper is being rated by Standard & Poor’s and the Funding Agent with respect the Investor Group that issues such Class A Commercial Paper has notified HVF III in writing that such Class A Commercial Paper has not been issued on a “fully-wrapped” basis (and, if so notified, until such notice has been revoked by such Funding Agent), neither the Administrator nor the Issuer shall invest, or direct the investment of, any funds on deposit in any Series 2021-A Accounts, in a Permitted Investment that is a Permitted Investment pursuant to clause (viii) of the definition thereof (an “Additional Permitted Investment”), unless the Administrator shall have received confirmation in writing from Standard & Poor’s that the investment of such funds in an Additional Permitted Investment will not cause the rating on such Class A Commercial Paper being rated by Standard & Poor’s to be reduced or withdrawn.

(o)           Maintenance of Separate Existence. Take or refrain from taking, as the case may be, all other actions that are necessary to be taken or not to be taken in order to (x) ensure that the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions remain true and correct in all material respects with respect to HVF III and (y) comply in all material respects with those procedures described in such provisions that are applicable to HVF III.

(p)           Merger.

(i)            Solely with respect to HVF III, not be a party to any merger or consolidation without the prior written consent of the Required Controlling Class Series 2021-A Noteholders.

(ii)           Solely with respect to the Administrator, not permit or suffer HVF III to be a party to any merger or consolidation without the prior written consent of the Required Controlling Class Series 2021-A Noteholders.

(q)          Series 2021-A Third-Party Market Value Procedures. Comply with the Series 2021-A Third-Party Market Value Procedures in all material respects.

(r)           Enhancement Provider Ratings. Solely with respect to the Administrator, at least once every calendar month, determine (a) whether any Series 2021-A Letter of Credit Provider has been subject to a Series 2021-A Downgrade Event and (b) whether each Interest Rate Cap Provider is an Eligible Interest Rate Cap Provider.

(s)          Financial Statements and Other Reporting. Solely with respect to the Administrator, furnish or cause to be furnished to each Funding Agent:

(i)             commencing on the Series 2021-A Closing Date, within 120 days after the end of each of Hertz’s fiscal years, copies of the Annual Report on Form 10-K filed by Hertz with the SEC or, if Hertz is not a reporting company, information equivalent to that which would be required to be included in the financial statements contained in such an Annual Report if Hertz were a reporting company, including consolidated financial statements consisting of a balance sheet of Hertz and its consolidated subsidiaries as at the end of such fiscal year and statements of income, stockholders’ equity and cash flows of Hertz and its consolidated subsidiaries for such fiscal year, setting forth in comparative form the corresponding figures for the preceding fiscal year (if applicable), certified by and containing an opinion, unqualified as to scope, of a firm of independent certified public accountants of nationally recognized standing selected by Hertz; and

(ii)             commencing on the Series 2021-A Closing Date, within sixty (60) days after the end of each of the first three quarters of each of Hertz’s fiscal years, copies of the Quarterly Report on Form 10-Q filed by Hertz with the SEC or, if Hertz is not a reporting company, information equivalent to that which would be required to be included in the financial statements contained in such a Quarterly Report if Hertz were a reporting company, including (x) financial statements consisting of consolidated balance sheets of Hertz and its consolidated subsidiaries as at the end of such quarter and statements of income, stockholders’ equity and cash flows of Hertz and its consolidated subsidiaries for each such quarter, setting forth in comparative form the corresponding figures for the corresponding periods of the preceding fiscal year (if applicable), all in reasonable detail and certified (subject to normal year-end audit adjustments) by a senior financial officer of Hertz as having been prepared in accordance with GAAP.

(iii)            simultaneously with the delivery of the Annual Report on Form 10-K (or equivalent information) referred to in (i) above and the Quarterly Report on Form 10-Q (or equivalent information) referred to in (ii) above, an Officer’s Certificate of Hertz stating whether, to the knowledge of such officer, there exists on the date of the certificate any condition or event that then constitutes, or that after notice or lapse of time or both would constitute, an Operating Lease Event of Default (as defined in the Lease), and, if any such condition or event exists, specifying the nature and period of existence thereof and the action Hertz is taking and proposes to take with respect thereto;

(iv)          promptly after obtaining actual knowledge thereof, notice of a Manufacturer Event of Default or termination of a Manufacturer Program; and

(v)            promptly after any Authorized Officer of Hertz becomes aware of the occurrence of any Reportable Event (other than a reduction in active Plan participants) with respect to any Plan of Hertz, a certificate signed by an Authorized Officer of Hertz setting forth the details as to such Reportable Event and the action that such Lessee is taking and proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to the Pension Benefit Guaranty Corporation.

The financial data that shall be delivered to the Funding Agents pursuant to the foregoing paragraphs (i) and (ii) shall be prepared in conformity with GAAP.

Additionally, upon request to the Trustee or HVF III by the Program Agent or any Series 2021-A Noteholder, HVF III shall deliver, or cause to be delivered, to the Program Agent or such Series 2021-A Noteholder (i) copies of the VIN-level data tapes that will be provided to the Back-Up Disposition Agent; (ii) following and during the continuation of a Series 2021-A Amortization Event, a monthly VIN-level disposition data tape substantively similar to the data tape provided pursuant to the terms of the HVF II Settlement Orders; (iii) following and during the continuation of a Series 2021-A Amortization Event, a monthly fleet inventory report with utilization metrics, (iv) following and during the continuation of an Amortization Event, a monthly report on financial and fleet operating metrics and (v) a copy of the Monthly Casualty Report required under the Lease substantively similar to the casualty report delivered in connection with the HVF II Settlement Orders.

Documents, reports, notices or other information required to be furnished or delivered pursuant to this Section 6.2(q) (Financial Statements and Other Reporting) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which Hertz posts such documents, or provides a link thereto on Hertz’s or any Parent’s website (or such other website address as the Administrator may specify by written notice to the Funding Agents from time to time) or (ii) on which such documents are posted on Hertz’s or any Parent’s behalf on an internet or intranet website to which the Funding Agents have access (whether a commercial, government or third-party website or whether sponsored by or on behalf of the Funding Agents).

(t)           Delivery of Certain Written Rating Agency Confirmations. Upon written request of the Program Agent at any time following the issuance of any other Series of Notes on any date after the date hereof, promptly furnish to the Program Agent a copy of each written confirmation received by HVF III from any Rating Agency confirming that the Rating Agency Condition with respect to any Series of Notes Outstanding as of the date of such issuance has been satisfied with respect to such issuance.

(u)           Assistance with Rating Agency Process.

(i)            Any Series 2021-A Noteholder may, at its sole discretion and expense, at any time, obtain a private credit rating for the Series 2021-A Notes by one or more nationally recognized rating statistical ratings organizations; provided that any such ratings organization shall not be considered a “Rating Agency” for purposes of this Series 2021-A Supplement.

(ii)            If requested in writing to the Administrator and HVF III by a Series 2021-A Noteholder within ninety (90) days of the Series 2021-A Closing Date, the Administrator shall use commercially reasonable efforts to obtain a private credit rating for the Series 2021-A Notes from two nationally recognized rating statistical ratings organizations; provided that any such ratings organization shall not be considered a “Rating Agency” for purposes of this Series 2021-A Supplement.

(iii)          The Administrator shall, and shall procure that HVF III and each Lessee shall, provide reasonable assistance with the provision of data, business materials and other information necessary or desirable in connection with the rating process in connection with the foregoing clauses (i) and (ii).

Section 6.3.          Closing Conditions. The effectiveness of this Series 2021-A Supplement is subject to the satisfaction of the following conditions precedent, in each case as of the Series 2021-A Closing Date:

(a)            the Base Indenture shall be in full force and effect;

(b)          each Funding Agent shall have received copies of (i) the Certificate of Incorporation and By-Laws of Hertz, the certificate of incorporation and by-laws of HVF III and the certificate of formation and limited liability company agreement of HVF III, certified by the Secretary of State of the state of incorporation or organization, as the case may be, (ii) resolutions of the board of directors (or an authorized committee thereof) of HVF III and Hertz with respect to the transactions contemplated by this Series 2021-A Supplement, and (iii) an incumbency certificate of HVF III and Hertz, each certified by the secretary or assistant secretary of the related entity in form and substance reasonably satisfactory to the Program Agent;

(c)           each Conduit Investor and each Committed Note Purchaser shall have received opinions of counsel (i) from White & Case LLP, or other counsel acceptable to the Conduit Investors and the Committed Note Purchasers, with respect to such matters as any such Conduit Investor or Committed Note Purchaser shall reasonably request (including regarding UCC security interest matters and no-conflicts) and (ii) from counsel to the Trustee acceptable to the Conduit Investors and the Committed Note Purchasers with respect to such matters as any such Conduit Investor or Committed Note Purchaser shall reasonably request;

(d)         the Program Agent shall have received evidence satisfactory to it of the completion of all UCC filings as may be necessary to perfect or evidence the assignment by HVF III to the Trustee of its interests in the Series 2021-A Collateral, the proceeds thereof and the security interests granted pursuant to this Series 2021-A Supplement;

(e)           the Program Agent shall have received a written search report listing all effective financing statements that name HVF III as debtor or assignor and that are filed in the State of Delaware and in any other jurisdiction that the Program Agent determines is necessary or appropriate, together with copies of such financing statements, and tax and judgment lien searches showing no such liens that are not permitted by the Series 2021-A Related Documents;

(f)            [Reserved];

(g)           no later than two (2) days prior to the Series 2021-A Closing Date, the Program Agent shall have received all documentation and other information about HVF III and Hertz that the Program Agent has reasonably determined is required by regulatory authorities under “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act, and that the Program Agent has reasonably requested in writing at least five (5) days prior to the Series 2021-A Closing Date; and

(h)          each Conduit Investor and each Committed Note Purchaser shall have received a properly completed and executed Certification Regarding Beneficial Owners of Legal Entity Customers, if requested a reasonable time prior to the date of this Agreement by such Conduit Investor or Committed Note Purchaser, dated as of or prior to the date of this Agreement, together with copies of additional documentation necessary to comply with 31 CFR § 1010.230 and such additional supporting documentation as such Conduit Investor or Committed Note Purchaser may reasonably request in connection with the verification of the foregoing certification.

Section 6.4.          European Union Securitisation Risk Retention and United Kingdom Securitisation Risk Retention Representations and Undertaking.

(a)           The Administrator represents and warrants to each Series 2021-A Noteholder as of the Series 2021-A Closing Date that:

(i)            it owns 100% of the Class RR Notes; and

(ii)           the Series 2021-A Blended Advance Rate does not exceed 95%.

(b)           the Administrator agrees for the benefit of each Series 2021-A Noteholder that it shall, for so long as any Series 2021-A Notes are Outstanding:

(i)           not sell, hedge or otherwise mitigate its credit risk under or associated with the Class RR Notes, except to the extent permitted by the EU/UK Risk Retention Requirements;

(ii)            promptly provide notice to each Series 2021-A Noteholder in the event that it fails to comply with clause (i) above; and

(iii)           provide any and all information reasonably requested by any Series 2021-A Noteholder that is required by any such Series 2021-A Noteholder for purposes of complying with Article 5(1)(b), Article 5(1)(d) or Article 5(1)(e) of the Securitisation Regulations or the due diligence assessment requirements of Article 5(3) of the Securitisation Regulations; provided that, compliance by the Administrator with this clause (iii) shall be at the expense of the requesting Series 2021-A Noteholder; provided further that, this clause (iii) shall not apply to information that the Administrator is not able to provide (whether because the Administrator has not been able to obtain the requested information after having made all reasonable efforts to do so, by reason of any contractual, statutory or regulatory obligations binding on it, or because it is otherwise legally prohibited from providing the requested information); provided further that, for the avoidance of doubt, any information provided pursuant to this clause (iii) shall be subject to Section 11.3 (Confidentiality) of this Series 2021-A Supplement; and provided, further, that to the extent that HVF III or any other Affiliate thereof is required to provide any asset level information regarding the “underlying exposures” as that term is used in the Securitisation Regulations to a Series 2021-A Noteholder under this Series 2021-A Supplement, such asset level information shall only be required to be provided containing the same fields and in the same format previously provided by such Affiliate to such Series 2021-A Noteholder, and other fields, format or other asset-level information regarding such “underlying exposures” as HVF III may agree with such Series 2021-A Noteholder.

(c)           The Administrator hereby represents and warrants to each Series 2021-A Noteholder, as of the Series 2021-A Closing Date and as of the date of delivery of each Monthly Noteholders’ Statement that it continues to comply with paragraph (a) above of this Section 6.4 (European Union Securitisation Risk Retention and United Kingdom Securitisation Risk Retention Representations and Undertaking) as of such date.

(d)            [Reserved.]

(e)            The Administrator:

(i)           Confirms that to the extent the issuance of the Series 2021-A Notes constitutes a “securitisation”, as defined under the Securitisation Regulations (as to which the Administrator makes no representation), in its reasonable belief it is an “originator” for purposes of the EU/UK Risk Retention Requirements;

(ii)          confirms its holding of the Class RR Notes will satisfy the requirements to retain on an ongoing basis a minimum net economic interest of not less than 5% in the manner described in the Retention Requirements;

(iii)         confirms that the modality provided for in point (d) of Article 6(3) of the Securitisation Regulation has been applied to retain a material net economic interest;

(iv)        confirms that it is not an entity that has been established or operates for the sole purpose of securitizing exposures as more particularly described in its annual report on Form 10-K for the fiscal year end December 31, 2020; and

(v)           confirms that it will hold the Class RR Notes to the extent required under the EU/UK Risk Retention Requirements for so long as the Series 2021-A Notes remain Outstanding.

Notwithstanding anything to the contrary in this Series 2021-A Supplement, if (a) the Administrator does not constitute an “originator” or holds any of the Class RR Notes in a capacity other than as “originator”, in each case for the purposes of the EU/UK Risk Retention Requirements, (b) the Administrator's holding of any of the Class RR Notes fails to satisfy the requirements to hold a net economic interest in the manner described in the EU/UK Retention Requirements or any other requirement of the Securitisation Regulations, (c) the modality provided for in point (d) of Article 6(3) of the Securitisation Regulations is not applied to retain a material net economic interest, (d) the Administrator operates for the sole purpose of securitizing exposures as more particularly described in its annual report on Form 10-K for the fiscal year end December 31, 2020, or (e) the Administrator does not hold the Class RR Notes to the extent required under the EU/UK Risk Retention Requirements so long as the Series 2021-A Notes remain Outstanding, then none of the events or conditions described in the preceding clauses (a), (b), (c), (d) or (e) shall result in any Amortization Event, Potential Amortization Event, event of default, potential event of default or similar consequence, however styled, defined or denominated; provided that the foregoing shall not relieve the Administrator of its obligation to comply with paragraphs (a) through (d) above.

Section 6.5.            Further Assurances.

(a)          HVF III shall do such further acts and things, and execute and deliver to the Trustee such additional assignments, agreements, powers and instruments, as are necessary or desirable to maintain the security interest of the Trustee in the Series-Specific 2021-A Collateral on behalf of the Series 2021-A Noteholders as a perfected security interest subject to no prior Liens (other than Series 2021-A Permitted Liens) and to carry into effect the purposes of this Series 2021-A Supplement or the other Series 2021-A Related Documents or to better assure and confirm unto the Trustee or the Series 2021-A Noteholders their rights, powers and remedies hereunder, including, without limitation filing all UCC financing statements, continuation statements and amendments thereto necessary to achieve the foregoing. If HVF III fails to perform any of its agreements or obligations under this Section 6.5(a) (Further Assurances), the Trustee shall, at the direction of the Series 2021-A Required Noteholders, itself perform such agreement or obligation, and the expenses of the Trustee incurred in connection therewith shall be payable by HVF III upon the Trustee’s demand therefor. The Trustee is hereby authorized to execute and file any financing statements, continuation statements or other instruments necessary or appropriate to perfect or maintain the perfection of the Trustee’s security interest in the Series-Specific 2021-A Collateral.

(b)           Unless otherwise specified in this Series 2021-A Supplement, if any amount payable under or in connection with any of the Series-Specific 2021-A Collateral shall be or become evidenced by any promissory note, chattel paper or other instrument, such note, chattel paper or instrument shall be deemed to be held in trust and immediately pledged and physically delivered to the Trustee hereunder, and shall, subject to the rights of any Person in whose favor a prior Lien has been perfected, be duly indorsed in a manner satisfactory to the Trustee and delivered to the Trustee promptly.

(c)          HVF III shall warrant and defend the Trustee’s right, title and interest in and to the Series-Specific 2021-A Collateral and the income, distributions and proceeds thereof, for the benefit of the Trustee on behalf of the Series 2021-A Noteholders, against the claims and demands of all Persons whomsoever.

(d)           On or before March 31 of each calendar year, commencing with March 31, 2022, HVF III shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Series 2021-A Supplement, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements, continuation statements and amendments thereto as are necessary to maintain the perfection of the lien and security interest created by this Series 2021-A Supplement in the Series-Specific 2021-A Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Series 2021-A Supplement, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements, continuation statements and amendments thereto that will, in the opinion of such counsel, be required to maintain the perfection of the lien and security interest of this Series 2021-A Supplement in the Series-Specific 2021-A Collateral until March 31 in the following calendar year.

Article VII

AMORTIZATION EVENTS

Section 7.1.           Amortization Events. In addition to the Amortization Events set forth in Sections 9.1(a) through (o) (Amortization Events) of the Base Indenture, the following shall be Amortization Events with respect to the Series 2021-A Notes and shall constitute the Amortization Events set forth in Section 9.1(o) (Amortization Events) of the Base Indenture with respect to the Series 2021-A Notes:

(a)           HVF III defaults in the payment of any interest on, or other amount payable in respect of, the Series 2021-A Notes when the same becomes due and payable and such default continues for a period of three (3) consecutive Business Days;

(b)            a Series 2021-A Liquid Enhancement Deficiency shall exist and continue to exist for at least three (3) consecutive Business Days;

(c)           all principal of and interest on the Series 2021-A Notes is not paid in full on or before the Expected Final Payment Date; provided that, the Class RR Committed Note Purchaser may, in its sole and absolute discretion, waive any interest payments due to such Class RR Committed Note Purchaser on the Expected Final Payment Date and the failure to pay any such waived interest payments due to the Class RR Committed Note Purchaser on the Expected Final Payment Date shall be deemed not to be a Series 2021-A Amortization Event pursuant to this Section 7.1(c) (Amortization Events);

(d)            any Aggregate Asset Amount Deficiency exists and continues for a period of three (3) consecutive Business Days;

(e)            there shall have been filed against HVF III (i) a notice of a federal tax lien from the Internal Revenue Service, (ii) a notice of a Lien from the Pension Benefit Guaranty Corporation under 430(k) of the Code or Section 303(k) of ERISA for a failure to make a required installment or other payment to a Plan to which either of such sections applies or (iii) a notice of any other Lien (other than a Series 2021-A Permitted Lien) that could reasonably be expected to attach to the assets of HVF III and, in each case, thirty (30) consecutive days shall have elapsed without such notice having been effectively withdrawn or such Lien having been released or discharged;

(f)           any of the Series 2021-A Related Documents or any material portion thereof shall cease, for any reason, to be in full force and effect, enforceable in accordance with its terms (other than in accordance with the terms thereof or as otherwise expressly permitted in the Series 2021-A Related Documents) or Hertz, any Lessee or HVF III shall so assert any of the foregoing in writing and such written assertion shall not have been rescinded within ten (10) consecutive Business Days following the date of such written assertion, in each case, other than any such cessation (i) resulting from the application of the Bankruptcy Code (other than as a result of an Event of Bankruptcy with respect to HVF III, any Lessee, or Hertz in any capacity) or (ii) as a result of any waiver, supplement, modification, amendment or other action not prohibited by the Series 2021-A Related Documents;

(g)           the Collection Account, any Collateral Account in which Collections are on deposit as of such date or any Series 2021-A Account (other than the Series 2021-A Reserve Account and the Series 2021-A L/C Cash Collateral Account) shall be subject to an injunction, estoppel or other stay or a Lien (other than any Lien described in clause (iii) of the definition of Series 2021-A Permitted Lien) and thirty (30) consecutive days shall have elapsed without such Lien having been released or discharged;

(h)          (A) the Series 2021-A Reserve Account shall be subject to an injunction, estoppel or other stay or a Lien (other than any Lien described in clause (iii) of the definition of Series 2021-A Permitted Lien) for a period of at least three (3) consecutive Business Days or (B) other than any Lien described in clause (iii) of the definition of Series 2021-A Permitted Lien, the Trustee shall cease to have a valid and perfected first priority security interest in the Series 2021-A Reserve Account Collateral (or any of HVF III or any Affiliate thereof so asserts in writing) and, in each case, the Series 2021-A Adjusted Liquid Enhancement Amount, excluding therefrom the Series 2021-A Available Reserve Account Amount, would be less than the Series 2021-A Required Liquid Enhancement Amount and such cessation shall not have resulted from a Series 2021-A Permitted Lien;

(i)            from and after the funding of the Series 2021-A L/C Cash Collateral Account, (A) the Series 2021-A L/C Cash Collateral Account shall be subject to an injunction, estoppel or other stay or a Lien (other than any Lien described in clause (iii) of the definition of Series 2021-A Permitted Lien) for a period of at least three (3) consecutive Business Days or (B) other than any Lien described in clause (iii) of the definition of Series 2021-A Permitted Lien, the Trustee shall cease to have a valid and perfected first priority security interest in the Series 2021-A L/C Cash Collateral Account Collateral (or HVF III or any Affiliate thereof so asserts in writing) and, in each case, the Series 2021-A Adjusted Liquid Enhancement Amount, excluding therefrom the Series 2021-A Available L/C Cash Collateral Account Amount, would be less than the Series 2021-A Required Liquid Enhancement Amount;

(j)             a Change of Control shall have occurred;

(k)          HVF III shall fail to acquire and maintain in force one or more Series 2021-A Interest Rate Caps at the times and in at least the notional amounts required by the terms of Section 4.4 (Series 2021-A Interest Rate Caps) and such failure continues for at least three (3) consecutive Business Days;

(l)            other than as a result of a Series 2021-A Permitted Lien, the Trustee shall for any reason cease to have a valid and perfected first priority security interest in the Series 2021-A Collateral (other than the Series 2021-A Reserve Account Collateral, the Series 2021-A L/C Cash Collateral Account Collateral or any Series 2021-A Letter of Credit) or HVF III or any Affiliate thereof so asserts in writing;

(m)           the occurrence of a Hertz Senior Facility Default or a Hertz Senior Financial Covenant Breach;

(n)           either of HVF III or the Administrator fails to comply with any of its other agreements or covenants in the Series 2021-A Notes or any Series 2021-A Related Document and the failure to so comply materially and adversely affects the interests of the Series 2021-A Noteholders and continues to materially and adversely affect the interests of the Series 2021-A Noteholders for a period of thirty (30) consecutive days after the earlier of (i) the date on which an Authorized Officer of HVF III obtains actual knowledge thereof or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to HVF III by the Trustee or to HVF III and the Trustee by the Program Agent;

(o)           (i) any representation made by HVF III in any Series 2021-A Related Document is false or (ii)(A) any representation made by the Administrator herein or (B) any schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of the Administrator to any Funding Agent pursuant Section 6.2(r) (Financial Statements and Other Reporting), in the case of either the preceding clause (A) or (B), is false or misleading on the date as of which the facts therein set forth are stated or certified, and, in the case of either the preceding clauses (i) or (ii), such falsity materially and adversely affects the interests of the Series 2021-A Noteholders and such falsity is not cured for a period of thirty (30) consecutive days after the earlier of (x) the date on which an Authorized Officer of HVF III or the Administrator, as the case may be, obtains actual knowledge thereof or (y) the date that written notice thereof is given to HVF III or the Administrator, as the case may be, by the Trustee or to HVF III or the Administrator, as the case may be, and to the Trustee by the Program Agent;

(p)           (I) the Lease Servicer shall fail to comply with its obligations under any Back-Up Disposition Agent Agreement and the failure to so comply materially and adversely affects the interests of the Series 2021-A Noteholders and continues to materially and adversely affect the interests of the Series 2021-A Noteholders for a period of thirty (30) consecutive days after the earlier of (i) the date on which an Authorized Officer of the Administrator or HVF III obtains actual knowledge thereof or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Administrator and HVF III by the Trustee or to the Administrator, HVF III and the Trustee by the Program Agent or (II) any Back-Up Disposition Agent Agreement or any material portion thereof shall cease, for any reason, to be in full force and effect or enforceable (other than in accordance with its terms or otherwise as expressly permitted in such Back-Up Disposition Agent Agreement) for a period of thirty (30) consecutive days after the earlier of (i) the date on which an Authorized Officer of HVF III or the Administrator, as applicable, obtains actual knowledge thereof or (ii) the date on which written notice thereof shall have been given to HVF III and the Administrator by the Trustee or to HVF III, the Administrator and the Trustee by the Program Agent (unless such failure to be in full force and effect or failure to be enforceable is a result of a breach of such Back-Up Disposition Agent Agreement or any portion thereof by the Administrator, in its capacity as Servicer, in which case such thirty (30) day grace period shall not apply);

(q)         the Administrator fails to comply with any of its other agreements or covenants in any Series 2021-A Related Document or any representation made by the Administrator in any Series 2021-A Related Document is false and the failure to so comply or such false representation, as the case may be, materially and adversely affects the interests of the Series 2021-A Noteholders and continues to materially and adversely affect the interests of the Series 2021-A Noteholders for a period of thirty (30) days after the earlier of (i) the date on which an Authorized Officer of the Administrator or the Administrator, as applicable, obtains actual knowledge thereof or (ii) the date on which written notice of such failure or such false representation, requiring the same to be remedied, shall have been given to the Administrator by the Trustee or to the Administrator and the Trustee by the Program Agent; or

(r)          the failure to meet the conditions set forth on Schedule VIII (Conditions Subsequent to Funding) hereto on June 30, 2021 (unless such conditions are otherwise expressly waived in accordance with the terms herein).

Section 7.2.          Effects of Amortization Events.

(a)           In the case of:

(i)            any event described in Sections 7.1(a) through (d) and (r) (Amortization Events), an Amortization Event with respect to the Series 2021-A Notes will immediately occur without any notice or other action on the part of the Trustee or any Series 2021-A Noteholder, and

(ii)           any event described in Sections 7.1(e) through (q) (Amortization Events), so long as such event is continuing, either the Trustee may, by written notice to HVF III, or the Required Controlling Class Series 2021-A Noteholders may, by written notice to HVF III and the Trustee, declare that an Amortization Event with respect to the Series 2021-A Notes has occurred as of the date of the notice.

(b)         (i)           An Amortization Event with respect to the Series 2021-A Notes described in Sections 7.1(a) through (d) (Amortization Events) above may be waived solely with the written consent of Series 2021-A Noteholders holding 100% of the Series 2021-A Principal Amount.

(ii)            An Amortization Event with respect to the Series 2021-A Notes described in Section 7.1(n) (Amortization Events) (solely with respect to any agreement, covenant or provision in the Series 2021-A Notes or any other Series 2021-A Related Document the amendment or modification of which requires the consent of Series 2021-A Noteholders holding more than 66⅔% of the Series 2021-A Principal Amount or that otherwise prohibits HVF III from taking any action without the consent of Series 2021-A Noteholders holding more than 66⅔% of the Series 2021-A Principal Amount) or Section 7.1(p) and (r) (Amortization Events) (solely with respect to any agreement, covenant or provision in the related Back-Up Disposition Agent Agreement the amendment or modification of which requires the consent of Series 2021-A Noteholders holding more than 66⅔% of the Series 2021-A Principal Amount or that otherwise prohibits HVF III from taking any action without the consent of Series 2021-A Noteholders holding more than 66⅔% of the Series 2021-A Principal Amount) may be waived solely with the written consent of the Required Unanimous Controlling Class Series 2021-A Noteholders.

(iii)         An Amortization Event with respect to the Series 2021-A Notes described in Sections 7.1(e) through (m) and (o) (Amortization Events), Section 7.1(n) (Amortization Events) (other than with respect to any agreement, covenant or provision in the Series 2021-A Notes or any other Series 2021-A Related Document the amendment or modification of which requires the consent of Series 2021-A Noteholders holding more than 66⅔% of the Series 2021-A Principal Amount or that otherwise prohibits HVF III from taking any action without the consent of Series 2021-A Noteholders holding more than 66⅔ of the Series 2021-A Principal Amount), Section 7.1(p) (Amortization Events) (other than with respect to any agreement, covenant or provision in the related Back-Up Disposition Agent Agreement the amendment or modification of which requires the consent of Series 2021-A Noteholders holding more than 66⅔% of the Series 2021-A Principal Amount or that otherwise prohibits HVF III from taking any action without the consent of Series 2021-A Noteholders holding more than 66⅔% of the Series 2021-A Principal Amount) or Section 7.1(q) (Amortization Events) may be waived solely with the written consent of the Required Supermajority Controlling Class Series 2021-A Noteholders.

Notwithstanding anything herein to the contrary, and for the avoidance of doubt, an Amortization Event with respect to the Series 2021-A Notes described in any of Section 7.1 (g), (h), (i), or (l) (Amortization Events) above shall be curable at any time.

Article VIII

FORM OF SERIES 2021-A NOTES

Section 8.1.          Form of Series 2021-A Notes. For each Class A Investor Group requesting a definitive note, the Class A Notes shall be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1 hereto, and shall be sold to the Class A Noteholders pursuant to and in accordance with the terms hereof and shall be duly executed by HVF III and authenticated by the Trustee in the manner set forth in Section 2.4 (Execution and Authentication) of the Base Indenture. For each Class B Investor Group requesting a definitive Class B Note, the Class B Notes shall be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-2 hereto, and shall be sold to the Class B Noteholders pursuant to and in accordance with the terms hereof and shall be duly executed by HVF III and authenticated by the Trustee in the manner set forth in Section 2.4 (Execution and Authentication) of the Base Indenture. The Class RR Notes (other than any Uncertificated Notes) shall be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-3 hereto, and shall be sold to the Class RR Noteholder pursuant to and in accordance with the terms hereof and shall be duly executed by HVF III and authenticated by the Trustee in the manner set forth in Section 2.4 (Execution and Authentication) of the Base Indenture.

The Trustee shall, or shall cause the Registrar to, record all Class A Advances and Class A Decreases such that the principal amount of the Class A Notes that are outstanding accurately reflects all such Class A Advances and Class A Decreases.

Each Series 2021-A Note (other than any Uncertificated Note) shall bear the following legend:

THIS [CLASS A/B/RR] SERIES 2021-A NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY STATE SECURITIES OR “BLUE SKY” LAWS. THE HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, AGREES FOR THE BENEFIT OF HVF III THAT SUCH [CLASS A/B/RR] SERIES 2021-A NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SERIES 2021-A NOTE ONLY (A) TO HVF III, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT OR (D) PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH SUCH CASE, IN COMPLIANCE WITH THE BASE INDENTURE,

THE SERIES 2021-A SUPPLEMENT AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, SUBJECT TO THE RIGHT OF HVF III, PRIOR TO ANY TRANSFER PURSUANT TO CLAUSE (C), TO REQUIRE THE DELIVERY TO IT OF A PURCHASER’S LETTER IN THE FORM OF EXHIBIT [E-1/2/3] TO THE SERIES 2021-A SUPPLEMENT CERTIFYING, AMONG OTHER THINGS, THAT SUCH PURCHASER IS AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND SUBJECT TO THE RIGHT OF HVF III, PRIOR TO ANY TRANSFER PURSUANT TO CLAUSE (D), TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.

The required legends set forth above shall not be removed from the Series 2021-A Notes except as provided herein.

The Series 2021-A Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Series 2021-A Notes, as evidenced by their execution of the Series 2021-A Notes. The Series 2021-A Notes may be produced in any manner, all as determined by the officers executing such Series 2021-A Notes, as evidenced by their execution of such Series 2021-A Notes.

Section 8.2.        Uncertificated Notes. If requested by the applicable Noteholder, the Series 2021-A Notes shall be issued in the form of Uncertificated Notes. With respect to any Uncertificated Note, the Trustee shall provide to the beneficial owner promptly after registration of the Uncertificated Note in the Note Register by the Registrar a Confirmation of Registration, the form of which shall be set forth in Exhibit P hereto.

(a)           Except as otherwise expressly provided herein:

(i)            Uncertificated Notes registered in the name of a Person shall be considered “held” by such Person for all purposes of this Series 2021-A Supplement;

(ii)            with respect to any Uncertificated Note, (a) references herein to authentication and delivery of a Series 2021-A Note shall be deemed to refer to creation of an entry for such Series 2021-A Note in the Note Register and registration of such Series 2021-A Note in the name of the owner, (b) references herein to cancellation of a Series 2021-A Note shall be deemed to refer to deregistration of such Series 2021-A Note and (c) references herein to the date of authentication of a Series 2021-A Note shall refer to the date of registration of such Series 2021-A Note in the Note Register in the name of the owner thereof;

(b)         references to execution of Series 2021-A Notes by HVF III, to surrender of the Series 2021-A Notes and to presentment of the Series 2021-A Notes shall be deemed not to refer to Uncertificated Notes; provided that the provisions of Section 9.1 (Transfers of Series 2021-A Notes) relating to surrender of the Series 2021-A Notes shall apply equally to deregistration of Uncertificated Notes;

(c)           for the avoidance of doubt, no Confirmation of Registration shall be required to be surrendered (x) in connection with a transfer of the related Uncertificated Note or (y) in connection with the final payment of the related Uncertificated Note;

(d)           the Note Register shall be conclusive evidence of the ownership of an Uncertificated Note;

(e)         each of the Series 2021-A Notes in the form of a definitive note may also be exchanged in its entirety for an Uncertificated Note and, upon complete exchange thereof, such Series 2021-A Notes shall be cancelled and deregistered by the Registrar;

(f)          each of the Uncertificated Notes may be exchanged in its entirety for a Series 2021-A Note in the form of a definitive note and, upon complete exchange thereof, such Uncertificated Note shall be deregistered by the Registrar and the Series 2021-A Note (in the form of a definitive note) received in such exchange shall be registered in the Note Register by the Registrar.

Article IX

TRANSFERS, REPLACEMENTS AND ASSIGNMENTS

Section 9.1.            Transfer of Series 2021-A Notes.

(a)         Other than in accordance with this Article IX (Transfers, Replacements and Assignments), the Series 2021-A Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the Series 2021-A Noteholders.

(b)         Subject to the terms and restrictions set forth in the Base Indenture and this Series 2021-A Supplement (including, without limitation, Section 9.3 (Assignments)), the holder of any Class A Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering (or deregistering, in the case of the Uncertificated Notes) such Class A Note at the office maintained by the Registrar for such purpose pursuant to Section 2.5 (Registrar and Paying Agent) of the Base Indenture, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to HVF III and the Registrar by, the holder thereof and accompanied by a certificate substantially in the form of Exhibit E-1 hereto; provided, that if the holder of any Class A Note transfers, in whole or in part, its interest in any Class A Note pursuant to (i) a Class A Assignment and Assumption Agreement substantially in the form of Exhibit G-1 hereto or (ii) a Class A Investor Group Supplement substantially in the form of Exhibit H-1 hereto, then such Class A Noteholder will not be required to submit a certificate substantially in the form of Exhibit E-1 hereto upon transfer of its interest in such Class A Note; provided further that, notwithstanding anything to the contrary contained in this Series 2021-A Supplement, no Class A Note shall be transferrable to any Disqualified Party without the prior written consent of an Authorized Officer of HVF III, which consent may be withheld for any reason in HVF III’s sole and absolute discretion. In exchange for any Class A Note properly presented for transfer, HVF III shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Class A Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Class A Note in part, HVF III shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Class A Notes for the aggregate principal amount that was not transferred. No transfer of any Class A Note shall be made unless the request for such transfer is made by the Class A Noteholder at such office. In the case of a transfer to a Noteholder electing to take such Series 2021-A Note in the form of an Uncertificated Note, the Trustee shall deliver a Confirmation of Registration to the transferee. Neither HVF III nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of transferred Class A Notes, the Trustee shall recognize the Holders of such Class A Note as Class A Noteholders.

(c)           Subject to the terms and restrictions set forth in the Base Indenture and this Series 2021-A Supplement (including, without limitation, Section 9.3 (Assignments)), the holder of any Class B Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering (or deregistering, in the case of the Uncertificated Notes) such Class B Note at the office maintained by the Registrar for such purpose pursuant to Section 2.5 (Registrar and Paying Agent) of the Base Indenture, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to HVF III and the Registrar by, the holder thereof and accompanied by a certificate substantially in the form of Exhibit E-2 hereto; provided, that if the holder of any Class B Note transfers, in whole or in part, its interest in any Class B Note pursuant to a Class B Assignment and Assumption Agreement substantially in the form of Exhibit G-2 hereto, then such Class B Noteholder will not be required to submit a certificate substantially in the form of Exhibit E-2 hereto upon transfer of its interest in such Class B Note; provided further that, notwithstanding anything to the contrary contained in this Series 2021-A Supplement, no Class B Note shall be transferrable to any Disqualified Party without the prior written consent of an Authorized Officer of HVF III, which consent may be withheld for any reason in HVF III’s sole and absolute discretion. In exchange for any Class B Note properly presented for transfer, HVF III shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Class B Notes for the same aggregate principal amount as was transferred. In the case of a transfer to a Noteholder electing to take such Series 2021-A Note in the form of an Uncertificated Note, the Trustee shall deliver a Confirmation of Registration to the transferee. In the case of the transfer of any Class B Note in part, HVF III shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Class B Notes for the aggregate principal amount that was not transferred. No transfer of any Class B Note shall be made unless the request for such transfer is made by the Class B Noteholder at such office. Neither HVF III nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of transferred Class B Notes, the Trustee shall recognize the Holders of such Class B Note as Class B Noteholders.

(d)           Subject to the terms and restrictions set forth in the Base Indenture and this Series 2021-A Supplement (including, without limitation, Section 9.3 (Assignments)) and subject to compliance with EU Risk Retention Rules and UK Risk Retention Rules, the holder of any Class RR Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering (or deregistering, in the case of the Uncertificated Notes) such Class RR Note at the office maintained by the Registrar for such purpose pursuant to Section 2.5 (Registrar and Paying Agent) of the Base Indenture, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to HVF III and the Registrar by, the holder thereof and accompanied by a certificate substantially in the form of Exhibit E-3 hereto; provided, that if the holder of any Class RR Note transfers, in whole or in part, its interest in any Class RR Note pursuant to a Class RR Assignment and Assumption Agreement substantially in the form of Exhibit G-3 hereto, then such Class RR Noteholder will not be required to submit a certificate substantially in the form of Exhibit E-3 hereto upon transfer of its interest in such Class RR Note; provided further that, notwithstanding anything to the contrary contained in this Series 2021-A Supplement, no Class RR Note shall be transferrable to any Disqualified Party without the prior written consent of an Authorized Officer of HVF III, which consent may be withheld for any reason in HVF III’s sole and absolute discretion. In exchange for any Class RR Note properly presented for transfer, HVF III shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Class RR Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Class RR Note in part, HVF III shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Class RR Notes for the aggregate principal amount that was not transferred. In the case of a transfer to a Noteholder electing to take such Series 2021-A Note in the form of an Uncertificated Note, the Trustee shall deliver a Confirmation of Registration to the transferee. No transfer of any Class RR Note shall be made unless the request for such transfer is made by the Class RR Noteholder at such office. Neither HVF III nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of transferred Class RR Notes, the Trustee shall recognize the Holders of such Class RR Note as Class RR Noteholders.

Section 9.2.           Replacement of Investor Group.

(a)           Replacement of Class A Investor Group.

(i)            Notwithstanding anything to the contrary contained herein or in any other Series 2021-A Related Document, in the event that

A.             any Affected Person shall request reimbursement for amounts owing pursuant to any Specified Cost Section,

B.            a Class A Committed Note Purchaser shall become a Class A Defaulting Committed Note Purchaser, and such Class A Defaulting Committed Note Purchaser shall fail to pay any amounts in accordance with Section 2.2(a)(vii) (Class A Funding Defaults) within five (5) Business days after demand from the applicable Class A Funding Agent,

C.            any Class A Committed Note Purchaser or Class A Conduit Investor shall (I) become a Non-Extending Purchaser or (II) deliver a Class A Delayed Funding Notice or a Class A Second Delayed Funding Notice,

D.            as of any date of determination (I) the rolling average Class A CP Rate applicable to the Class A CP Tranche attributable to any Class A Conduit Investor for any three (3) month period is equal to or greater than the greater of (x) the Class A CP Rate applicable to such Class A CP Tranche attributable to such Class A Conduit Investor at the start of such period plus 0.50% and (y) the product of (a) the Class A CP Rate applicable to such Class A CP Tranche attributable to such Class A Conduit Investor at the start of such period and (b) 125%, (II) any portion of the Class A Investor Group Principal Amount with respect to such Class A Conduit Investor is being continued or maintained as a Class A CP Tranche as of such date and (III) the circumstance described in clause (I) does not apply to more than two Class A Conduit Investors as of such date,

E.           any Class A Committed Note Purchaser or Class A Conduit Investor fails to give its consent to any amendment, modification, termination or waiver of any Series 2021-A Related Document (a “Class A Action”), by the date specified by HVF III, for which (I) at least half of the percentage of the Class A Committed Note Purchasers and the Class A Conduit Investors required for such Class A Action have consented to such Class A Action, and (II) the percentage of the Class A Committed Note Purchasers and the Class A Conduit Investors required for such Class A Action have not consented to such Class A Action or provided written notice that they intend to consent (each, a “Class A Non-Consenting Purchaser”), or

F.           any Committed Note Purchaser shall request any information pursuant to Section 6.4(a)(ii)(C) (European Union Securitisation Risk Retention and United Kingdom Securitisation Risk Retention Representations and Undertaking), (I) that is not readily available to the Administrator and cannot otherwise be provided without undue burden or expense and (II) the Administrator has promptly notified the applicable Committed Note Purchaser in writing that the circumstances in the foregoing clause (I) apply and the applicable Committed Note Purchaser has not withdrawn such request for information (each such Class A Committed Note Purchaser or Conduit Investor described in clauses (A) through (F), a “Class A Potential Terminated Purchaser”),

HVF III shall be permitted, upon no less than seven (7) days’ notice to the Program Agent, a Class A Potential Terminated Purchaser and its related Class A Funding Agent, to (x)(1) elect to terminate the Class A Commitment, if any, of such Class A Potential Terminated Purchaser on the date specified in such termination notice, and (2) prepay on the date of such termination such Class A Potential Terminated Purchaser’s portion of the Class A Investor Group Principal Amount for such Class A Potential Terminated Purchaser’s Class A Investor Group and all accrued and unpaid interest thereon, if any, or (y) elect to cause such Class A Potential Terminated Purchaser to (and the Class A Potential Terminated Purchaser must) assign its Class A Commitment to a replacement purchaser who may be an existing Class A Conduit Investor, Committed Note Purchaser, Class A Program Support Provider or other Class A Noteholder (each, a “Class A Replacement Purchaser” and, any such Class A Potential Terminated Purchaser with respect to which HVF III has made any such election, a “Class A Terminated Purchaser”).

(ii)            HVF III shall not make an election described in Section 9.2(a)(i) (Replacement of Class A Investor Group) unless (A) no Amortization Event or Potential Amortization Event with respect to Class A Notes shall have occurred and be continuing at the time of such election (unless such Amortization Event or Potential Amortization Event would no longer be continuing after giving effect to such election), (B) in respect of an election described in clause (y) of the final paragraph of Section 9.2(a)(i) (Replacement of Class A Investor Group) only, on or prior to the effectiveness of the applicable assignment, the Class A Terminated Purchaser shall have been paid its portion of the Class A Investor Group Principal Amount for such Class A Terminated Purchaser’s Class A Investor Group and all accrued and unpaid interest thereon, if any, by or on behalf of HVF III or the related Class A Replacement Purchaser, (C) in the event that the Class A Terminated Purchaser is a Non-Extending Purchaser, the Class A Replacement Purchaser, if any, shall have agreed to the applicable extension of the Class A Commitment Termination Date and (D) in the event that the Class A Terminated Purchaser is a Class A Non-Consenting Purchaser, the Class A Replacement Purchaser, if any, shall have consented to the applicable amendment, modification, termination or waiver. Each Class A Terminated Purchaser hereby agrees to take all actions reasonably necessary, at the expense of HVF III, to permit a Class A Replacement Purchaser to succeed to its rights and obligations hereunder. Notwithstanding the foregoing, the consent of each then-current member of an existing Class A Investor Group (other than any Class A Terminated Purchaser in such Class A Investor Group) shall be required in order for a Class A Replacement Purchaser to join any such Class A Investor Group. Upon the effectiveness of any such assignment to a Class A Replacement Purchaser, (A) such Class A Replacement Purchaser shall become a “Class A Committed Note Purchaser” or “Class A Conduit Investor”, as applicable, hereunder for all purposes of this Series 2021-A Supplement and the other Series 2021-A Related Documents, (B) such Class A Replacement Purchaser shall have a Class A Commitment and a Class A Committed Note Purchaser Percentage in an amount not less than the Class A Terminated Purchaser’s Class A Commitment and Class A Committed Note Purchaser Percentage assumed by it, (C) the Class A Commitment of the Class A Terminated Purchaser shall be terminated in all respects and the Class A Committed Note Purchaser Percentage of such Class A Terminated Purchaser shall become zero and (D) the Program Agent shall revise Schedule II hereto to reflect the immediately preceding clauses (A) through (C).

(b)           Replacement of Class B Investor Group.

(i)            Notwithstanding anything to the contrary contained herein or in any other Series 2021-A Related Document, in the event that

A.         any Class B Committed Note Purchaser or Class B Conduit Investor fails to give its consent to any amendment, modification, termination or waiver of any Series 2021-A Related Document (a “Class B Action”), by the date specified by HVF III, for which (I) at least half of the percentage of the Class B Committed Note Purchasers and the Class B Conduit Investors required for such Class B Action have consented to such Class B Action, and (II) the percentage of the Class B Committed Note Purchasers and the Class B Conduit Investors required for such Class B Action have not consented to such Class B Action or provided written notice that they intend to consent (each, a “Class B Non-Consenting Purchaser”, and each such Class B Committed Note Purchaser or Conduit Investor described herein, a “Class B Potential Terminated Purchaser”),

HVF III shall be permitted, upon no less than seven (7) days’ notice to the Program Agent, a Class B Potential Terminated Purchaser and its related Class B Funding Agent, to (x) prepay on the date of such termination such Class B Potential Terminated Purchaser’s portion of the Class B Investor Group Principal Amount for such Class B Potential Terminated Purchaser’s Class B Investor Group and all accrued and unpaid interest thereon, if any, or (y) elect to cause such Class B Potential Terminated Purchaser to (and the Class B Potential Terminated Purchaser must) transfer its Class B Note to a purchaser who may be an existing Class B Conduit Investor, Committed Note Purchaser, Class B Program Support Provider or other Class B Noteholder (each, a “Class B Replacement Purchaser” and, any such Class B Potential Terminated Purchaser with respect to which HVF III has made any such election, a “Class B Terminated Purchaser”); provided that no payment of a Class B Note may be made pursuant to this paragraph, unless the conditions set forth in Section 2.5(b) (Reduction in Class B Principal Amount) are satisfied.

(ii)            HVF III shall not make an election described in Section 9.2(b)(i) (Replacement of Class B Investor Group) unless (A) no Amortization Event or Potential Amortization Event with respect to Class B Notes shall have occurred and be continuing at the time of such election (unless such Amortization Event or Potential Amortization Event would no longer be continuing after giving effect to such election), (B) in respect of an election described in clause (y) of the final paragraph of Section 9.2(b)(i) (Replacement of Class B Investor Group) only, on or prior to the effectiveness of the applicable assignment, the Class B Terminated Purchaser shall have been paid its portion of the Class B Investor Group Principal Amount for such Class B Terminated Purchaser’s Class B Investor Group and all accrued and unpaid interest thereon, if any, by or on behalf of HVF III or the related Class B Replacement Purchaser, (C) in the event that the Class B Terminated Purchaser is a Non-Extending Purchaser, the Class B Replacement Purchaser, if any, shall have agreed to the applicable extension of the Class B Commitment Termination Date and (D) in the event that the Class B Terminated Purchaser is a Class B Non-Consenting Purchaser, the Class B Replacement Purchaser, if any, shall have consented to the applicable amendment, modification, termination or waiver. Each Class B Terminated Purchaser hereby agrees to take all actions reasonably necessary, at the expense of HVF III, to permit a Class B Replacement Purchaser to succeed to its rights and obligations hereunder. Notwithstanding the foregoing, the consent of each then-current member of an existing Class B Investor Group (other than any Class B Terminated Purchaser in such Class B Investor Group) shall be required in order for a Class B Replacement Purchaser to join any such Class B Investor Group. Upon the effectiveness of any such transfer to a Class B Replacement Purchaser, (A) such Class B Replacement Purchaser shall become a “Class B Committed Note Purchaser” or “Class B Conduit Investor”, as applicable, hereunder for all purposes of this Series 2021-A Supplement and the other Series 2021-A Related Documents and (B) the Program Agent shall revise Schedule IV hereto to reflect the immediately preceding clauses (A).

Section 9.3.           Assignments.

(a)           Class A Assignments.

(i)            Any Class A Committed Note Purchaser may at any time sell all or any part of its rights and obligations under this Series 2021-A Supplement and the Class A Notes, with the prior written consent of HVF III, which consent shall not be unreasonably withheld, to one or more financial institutions (a “Class A Acquiring Committed Note Purchaser”) pursuant to an assignment and assumption agreement, substantially in the form of Exhibit G-1 (the “Class A Assignment and Assumption Agreement”), executed by such Class A Acquiring Committed Note Purchaser, such assigning Class A Committed Note Purchaser, the Class A Funding Agent with respect to such Class A Committed Note Purchaser and HVF III and delivered to the Program Agent; provided that, the consent of HVF III to any such assignment shall not be required (A) after the occurrence and during the continuance of an Amortization Event with respect to the Series 2021-A Notes or (B) if such Class A Acquiring Committed Note Purchaser is an Affiliate of such assigning Class A Committed Note Purchaser; provided further, that HVF III may withhold its consent in its sole and absolute discretion (and such withholding shall be deemed reasonable) to an assignment to a potential Class A Acquiring Committed Note Purchaser that is a Disqualified Party. An assignment by a Class A Committed Note Purchaser that is part of a Class A Investor Group that includes a Class A Conduit Investor to a Class A Investor Group that does not include a Class A Conduit Investor may be made pursuant to this Section 9.3(a)(i) (Class A Assignments); provided that, immediately prior to such assignment each Class A Conduit Investor that is part of the assigning Class A Investor Group shall be deemed to have assigned all of its rights and obligations in the Class A Notes (and its rights and obligations hereunder and under each other Series 2021-A Related Document) in respect of such assigned interest to its related Class A Committed Note Purchaser pursuant to Section 9.3(a)(vii) (Class A Assignments). Notwithstanding anything to the contrary herein, any assignment by a Class A Committed Note Purchaser to a different Class A Investor Group that includes a Class A Conduit Investor shall be made pursuant to Section 9.3(a)(iii) (Class A Assignments), and not this Section 9.3(a)(i) (Class A Assignments).

(ii)          Without limiting Section 9.3(a)(i) (Class A Assignments), each Class A Conduit Investor may assign all or a portion of the Class A Investor Group Principal Amount with respect to such Class A Conduit Investor and its rights and obligations under this Series 2021-A Supplement and each other Series 2021-A Related Document to which it is a party (or otherwise to which it has rights) to a Class A Conduit Assignee with respect to such Class A Conduit Investor without the prior written consent of HVF III. Upon such assignment by a Class A Conduit Investor to a Class A Conduit Assignee:

A.            such Class A Conduit Assignee shall be the owner of the Class A Investor Group Principal Amount or such portion thereof with respect to such Class A Conduit Investor,

B.             the related administrative or managing agent for such Class A Conduit Assignee will act as the Class A Funding Agent for such Class A Conduit Assignee hereunder, with all corresponding rights and powers, express or implied, granted to the Class A Funding Agent hereunder or under each other Series 2021-A Related Document,

C.           such Class A Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties, in each case relating to the Class A Commercial Paper and/or the Class A Notes, shall have the benefit of all the rights and protections provided to such Class A Conduit Investor herein and in each other Series 2021-A Related Document (including any limitation on recourse against such Class A Conduit Assignee as provided in this paragraph),

D.           such Class A Conduit Assignee shall assume all of such Class A Conduit Investor’s obligations, if any, hereunder and under each other Series 2021-A Related Document with respect to such portion of the Class A Investor Group Principal Amount and such Class A Conduit Investor shall be released from such obligations,

E.            all distributions in respect of the Class A Investor Group Principal Amount or such portion thereof with respect to such Class A Conduit Investor shall be made to the applicable Class A Funding Agent on behalf of such Class A Conduit Assignee,

F.             the definition of the term “Class A CP Rate” with respect to the portion of the Class A Investor Group Principal Amount with respect to such Class A Conduit Investor, as applicable funded with commercial paper issued by such Class A Conduit Assignee from time to time shall be determined in the manner set forth in the definition of “Class A CP Rate” applicable to such Class A Conduit Assignee on the basis of the interest rate or discount applicable to commercial paper issued by such Class A Conduit Assignee (rather than any other Class A Conduit Investor),

G.            the defined terms and other terms and provisions of this Series 2021-A Supplement and each other Series 2021-A Related Documents shall be interpreted in accordance with the foregoing, and

H.          if reasonably requested by the Class A Funding Agent with respect to such Class A Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Class A Funding Agent may reasonably request to evidence and give effect to the foregoing.

No assignment by any Class A Conduit Investor to a Class A Conduit Assignee of all or any portion of the Class A Investor Group Principal Amount with respect to such Class A Conduit Investor shall in any way diminish the obligation of the Class A Committed Note Purchasers in the same Class A Investor Group as such Class A Conduit Investor under Section 2.2 (Advances) to fund any Class A Advance not funded by such Class A Conduit Investor or such Class A Conduit Assignee.

(iii)           Any Class A Conduit Investor and the Class A Committed Note Purchaser with respect to such Class A Conduit Investor (or, with respect to any Class A Investor Group without a Class A Conduit Investor, the related Class A Committed Note Purchaser) at any time may sell all or any part of their respective (or, with respect to a Class A Investor Group without a Class A Conduit Investor, its) rights and obligations under this Series 2021-A Supplement and the Class A Notes, with the prior written consent of HVF III, which consent shall not be unreasonably withheld, to a Class A Investor Group with respect to which each acquiring Class A Conduit Investor is a multi-seller commercial paper conduit, whose commercial paper has ratings of at least “A-2” from S&P and “P2” from Moody’s and that includes one or more financial institutions providing support to such multi-seller commercial paper conduit (a “Class A Acquiring Investor Group”) pursuant to a transfer supplement, substantially in the form of Exhibit H-1 (the “Class A Investor Group Supplement”), executed by such Class A Acquiring Investor Group, the Class A Funding Agent with respect to such Class A Acquiring Investor Group (including each Class A Conduit Investor (if any) and the Class A Committed Note Purchasers with respect to such Class A Investor Group), such assigning Class A Conduit Investor and the Class A Committed Note Purchasers with respect to such Class A Conduit Investor, the Class A Funding Agent with respect to such assigning Class A Conduit Investor and Class A Committed Note Purchasers and HVF III and delivered to the Program Agent; provided that, the consent of HVF III to any such assignment shall not be required after the occurrence and during the continuance of an Amortization Event with respect to the Series 2021-A Notes; provided further that HVF III may withhold its consent in its sole and absolute discretion (and such withholding shall be deemed reasonable) to an assignment to a potential Class A Acquiring Investor Group that (a) has ratings of at least “A-2” from S&P and “P2” by Moody’s, but does not have ratings of at least “A-1” from S&P or “P1” by Moody’s if such assignment will result in a material increase in HVF III’s costs of financing with respect to the applicable Class A Notes or (b) is a Disqualified Party.

(iv)          Any Class A Committed Note Purchaser may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more financial institutions or other entities (“Class A Participants”) participations in its Class A Committed Note Purchaser Percentage of the Class A Maximum Investor Group Principal Amount with respect to it and the other Class A Committed Note Purchasers included in the related Class A Investor Group, its Class A Note and its rights hereunder (or, in each case, a portion thereof) pursuant to documentation in form and substance satisfactory to such Class A Committed Note Purchaser and the Class A Participant; provided, however, that (i) in the event of any such sale by a Class A Committed Note Purchaser to a Class A Participant, (A) such Class A Committed Note Purchaser’s obligations under this Series 2021-A Supplement shall remain unchanged, (B) such Class A Committed Note Purchaser shall remain solely responsible for the performance thereof and (C) HVF III and the Program Agent shall continue to deal solely and directly with such Class A Committed Note Purchaser in connection with its rights and obligations under this Series 2021-A Supplement, (ii) no Class A Committed Note Purchaser shall sell any participating interest under which the Class A Participant shall have any right to approve, veto, consent, waive or otherwise influence any approval, consent or waiver of such Class A Committed Note Purchaser with respect to any amendment, consent or waiver with respect to this Series 2021-A Supplement or any other Series 2021-A Related Document, except to the extent that the approval of such amendment, consent or waiver otherwise would require the unanimous consent of all Class A Committed Note Purchasers hereunder, and (iii) no Class A Committed Note Purchaser shall sell any participating interest to any Disqualified Party. A Class A Participant shall have the right to receive reimbursement for amounts due pursuant to each Specified Cost Section but only to the extent that the related selling Class A Committed Note Purchaser would have had such right absent the sale of the related participation and, with respect to amounts due pursuant to Section 3.8 (Taxes), only to the extent such Class A Participant shall have complied with the provisions of Section 3.8 (Taxes) as if such Class A Participant were a Class A Committed Note Purchaser. Each such Class A Participant shall be deemed to have agreed to the provisions set forth in Section 3.10 (Minimizing Costs and Expenses and Equivalent Treatment) as if such Class A Participant were a Class A Committed Note Purchaser.

(v)           HVF III authorizes each Class A Committed Note Purchaser to disclose to any Class A Participant or Class A Acquiring Committed Note Purchaser (each, a “Class A Transferee”) and any prospective Class A Transferee any and all financial information in such Class A Committed Note Purchaser’s possession concerning HVF III, the Series 2021-A Collateral, the Administrator and the Series 2021-A Related Documents that has been delivered to such Class A Committed Note Purchaser by HVF III in connection with such Class A Committed Note Purchaser’s credit evaluation of HVF III, the Series 2021-A Collateral and the Administrator. For the avoidance of doubt, no Class A Committed Note Purchaser may disclose any of the foregoing information to any Class A Transferee who is a Disqualified Party without the prior written consent of an Authorized Officer of HVF III, which consent may be withheld for any reason in HVF III’s sole and absolute discretion.

(vi)          Notwithstanding any other provision set forth in this Series 2021-A Supplement, each Class A Conduit Investor or, if there is no Class A Conduit Investor with respect to any Class A Investor Group, the Class A Committed Note Purchaser with respect to such Class A Investor Group may at any time grant to one or more Class A Program Support Providers (or, in the case of a Class A Conduit Investor, to its related Class A Committed Note Purchaser) a participating interest in or lien on, or otherwise transfer and assign to one or more Class A Program Support Providers (or, in the case of a Class A Conduit Investor, to its related Class A Committed Note Purchaser), such Class A Conduit Investor’s or, if there is no Class A Conduit Investor with respect to any Class A Investor Group, the related Class A Committed Note Purchaser’s interests in the Class A Advances made hereunder and such Class A Program Support Provider (or such Class A Committed Note Purchaser, as the case may be), with respect to its participating or assigned interest, shall be entitled to the benefits granted to such Class A Conduit Investor or Class A Committed Note Purchaser, as applicable, under this Series 2021-A Supplement.

(vii)            Notwithstanding any other provision set forth in this Series 2021-A Supplement, each Class A Conduit Investor may at any time, without the consent of HVF III, transfer and assign all or a portion of its rights in the Class A Notes (and its rights hereunder and under other Series 2021-A Related Documents) to its related Class A Committed Note Purchaser. Furthermore, each Class A Conduit Investor may at any time grant a security interest in and lien on, all or any portion of its interests under this Series 2021-A Supplement, its Class A Note and each other Series 2021-A Related Document to (i) its related Class A Committed Note Purchaser, (ii) its Class A Funding Agent, (iii) any Class A Program Support Provider who, at any time now or in the future, provides program liquidity or credit enhancement, including an insurance policy for such Class A Conduit Investor relating to the Class A Commercial Paper or the Class A Notes, (iv) any other Person who, at any time now or in the future, provides liquidity or credit enhancement for the Class A Conduit Investors, including an insurance policy relating to the Class A Commercial Paper or the Class A Notes or (v) any collateral trustee or collateral agent for any of the foregoing; provided, however, any such security interest or lien shall be released upon assignment of its Class A Note to its related Class A Committed Note Purchaser. Each Class A Committed Note Purchaser may assign its Class A Commitment, or all or any portion of its interest under its Class A Note, this Series 2021-A Supplement and each other Series 2021-A Related Document to any Person with the prior written consent of HVF III, such consent not to be unreasonably withheld; provided that, HVF III may withhold its consent in its sole and absolute discretion (and such withholding shall be deemed reasonable) to an assignment to any Person that is a Disqualified Party. Notwithstanding any other provisions set forth in this Series 2021-A Supplement, each Class A Committed Note Purchaser and each Class A Conduit Investor may at any time create a security interest in all or any portion of its rights under this Series 2021-A Supplement, its Class A Note and the Series 2021-A Related Document in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System or any similar foreign entity.

(b)           Class B Transfers.

(i)                Any Class B Committed Note Purchaser may at any time sell all or any part of its rights and obligations under this Series 2021-A Supplement and the Class B Notes to another investor that is not a Disqualified Investor, so long as such transfer is consented to by HVF III, which consent shall not be unreasonably withheld. The transfer by a Class B Committed Note Purchaser of a Class B Note shall be made upon receipt by the Registrar, at the office of the Registrar, of a certificate in substantially the form set forth as Exhibit Q hereto containing the representations of such Person who wishes to take delivery of such Class B Note. No transfer shall occur without delivery of the certificate referred to in the immediately preceding sentence. Any such transfer shall comply with Section 2.8 (Transfer and Exchange) of the Base Indenture.

(c)           Class RR Assignments.

(i)                Subject to compliance with the EU Risk Retention Rules and the UK Risk Retention Rules, upon receipt of a Tax Opinion, delivered to HVF III and the Trustee, any Class RR Committed Note Purchaser may at any time sell all or any part of its rights and obligations under this Series 2021-A Supplement and the Class RR Notes, with the prior written consent of HVF III, which consent shall not be unreasonably withheld, to one or more assignees (a “Class RR Acquiring Committed Note Purchaser”) pursuant to an assignment and assumption agreement, substantially in the form of Exhibit G-3 (the “Class RR Assignment and Assumption Agreement”), executed by such Class RR Acquiring Committed Note Purchaser, such assigning Class RR Committed Note Purchaser and HVF III and delivered to the Program Agent; provided that, the consent of HVF III to any such assignment shall not be required (A) after the occurrence and during the continuance of an Amortization Event with respect to the Series 2021-A Notes or (B) if such Class RR Acquiring Committed Note Purchaser is an Affiliate of such assigning Class RR Committed Note Purchaser; provided further, that HVF III may withhold its consent in its sole and absolute discretion (and such withholding shall be deemed reasonable) to an assignment to a potential Class RR Acquiring Committed Note Purchaser that is a Disqualified Party.

(ii)               HVF III authorizes each Class RR Committed Note Purchaser to disclose to any Class RR Acquiring Committed Note Purchaser (each, a “Class RR Transferee”) and any prospective Class RR Transferee any and all financial information in such Class RR Committed Note Purchaser’s possession concerning HVF III, the Series 2021-A Collateral, the Administrator and the Series 2021-A Related Documents that has been delivered to such Class RR Committed Note Purchaser by HVF III in connection with such Class RR Committed Note Purchaser’s credit evaluation of HVF III, the Series 2021-A Collateral and the Administrator. For the avoidance of doubt, no Class RR Committed Note Purchaser may disclose any of the foregoing information to any Class RR Transferee who is a Disqualified Party without the prior written consent of an Authorized Officer of HVF III, which consent may be withheld for any reason in HVF III’s sole and absolute discretion.

Article X

THE PROGRAM AGENT

Section 10.1.         Authorization and Action of the Program Agent. Each of the Class A Conduit Investors, the Class A Committed Note Purchasers and the Class A Funding Agents hereby designates and appoints Deutsche Bank AG, New York Branch as the Program Agent and hereby authorizes the Program Agent to take such actions as agent on their behalf and to exercise such powers as are delegated to the Program Agent by the terms of this Series 2021-A Supplement together with such powers as are reasonably incidental thereto. Each of the Class B Conduit Investors, the Class B Committed Note Purchasers and the Class B Funding Agents hereby designates and appoints Deutsche Bank AG, New York Branch as the Program Agent hereunder, and hereby authorizes the Program Agent to take such actions as agent on their behalf and to exercise such powers as are delegated to the Program Agent by the terms of this Series 2021-A Supplement together with such powers as are reasonably incidental thereto. The Class RR Committed Note Purchaser hereby designates and appoints Deutsche Bank AG, New York Branch as the Program Agent hereunder, and hereby authorizes the Program Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Program Agent by the terms of this Series 2021-A Supplement together with such powers as are reasonably incidental thereto. The Program Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Conduit Investor, any Committed Note Purchaser, or any Funding Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Program Agent shall be read into this Series 2021-A Supplement or otherwise exist for the Program Agent. In performing its functions and duties hereunder, the Program Agent shall act solely as agent for the Conduit Investors, the Committed Note Purchasers and the Funding Agents and does not assume nor shall it be deemed to have assumed any obligation or relationship of trust or agency with or for HVF III or any of its successors or assigns. The Program Agent shall not be required to take any action that exposes the Program Agent to personal liability or that is contrary to this Series 2021-A Supplement or applicable law. The appointment and authority of the Program Agent hereunder shall terminate upon the indefeasible payment in full of the Series 2021-A Notes and all other amounts owed by HVF III hereunder to each of the Class A Investor Groups, the Class B Investor Groups and the Class RR Committed Note Purchaser (the “Aggregate Unpaids”).

Section 10.2.         Delegation of Duties. The Program Agent may execute any of its duties under this Series 2021-A Supplement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Program Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

Section 10.3.         Exculpatory Provisions. Neither the Program Agent nor any of its directors, officers, agents or employees shall be (a) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Series 2021-A Supplement (except for its, their or such Person’s own gross negligence or willful misconduct), or (b) responsible in any manner to any Conduit Investor, any Committed Note Purchaser or any Funding Agent for any recitals, statements, representations or warranties made by HVF III contained in this Series 2021-A Supplement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Series 2021-A Supplement for the due execution, legality, value, validity, effectiveness, genuineness, enforceability or sufficiency of this Series 2021-A Supplement or any other document furnished in connection herewith, or for any failure of HVF III to perform its obligations hereunder, or for the satisfaction of any condition specified in Article II (Initial Issuance; Increases and Decreases of Principal Amount of Series 2021-A Notes). The Program Agent shall not be under any obligation to any Conduit Investor, any Committed Note Purchaser or any Funding Agent to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Series 2021-A Supplement, or to inspect the properties, books or records of HVF III. The Program Agent shall not be deemed to have knowledge of any Amortization Event, Potential Amortization Event or Series 2021-A Liquidation Event unless the Program Agent has received notice from HVF III, any Conduit Investor, any Committed Note Purchaser or any Funding Agent.

Section 10.4.         Reliance. The Program Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Program Agent. The Program Agent shall in all cases be fully justified in failing or refusing to take any action under this Series 2021-A Supplement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of any Conduit Investor, any Committed Note Purchaser or any Funding Agent as it deems appropriate or it shall first be indemnified to its satisfaction by any Conduit Investor, any Committed Note Purchaser or any Funding Agent, provided that, unless and until the Program Agent shall have received such advice, the Program Agent may take or refrain from taking any action, as the Program Agent shall deem advisable and in the best interests of the Conduit Investors, the Committed Note Purchasers and the Funding Agents. The Program Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Series 2021-A Required Noteholders and such request and any action taken or failure to act pursuant thereto shall be binding upon the Conduit Investors, the Committed Note Purchasers and the Funding Agents.

Section 10.5.          Non-Reliance on the Program Agent and Other Purchasers. Each of the Conduit Investors, the Committed Note Purchasers and the Funding Agents expressly acknowledge that neither the Program Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Program Agent hereafter taken, including any review of the affairs of HVF III, shall be deemed to constitute any representation or warranty by the Program Agent. Each of the Conduit Investors, the Committed Note Purchasers and the Funding Agents represent and warrant to the Program Agent that they have and will, independently and without reliance upon the Program Agent and based on such documents and information as they have deemed appropriate, made their own appraisal of, and investigation into, the business, operations, property, prospects, financial and other conditions and creditworthiness of HVF III and made its own decision to enter into this Series 2021-A Supplement.

Section 10.6.        The Program Agent in its Individual Capacity. The Program Agent and any of its Affiliates may purchase, hold and transfer, as the case may be, Class A Notes and Class B Notes and may otherwise make loans to, accept deposits from, and generally engage in any kind of business with HVF III or any Affiliate of HVF III as though the Program Agent were not the Program Agent hereunder.

Section 10.7.         Successor Program Agent. The Program Agent may, upon thirty (30) days’ notice to HVF III and each of the Conduit Investors, the Committed Note Purchasers and the Funding Agents, and the Program Agent will, upon the direction of the Series 2021-A Required Noteholders, resign as Program Agent. If the Program Agent shall resign, then the Investor Groups, during such 30-day period, shall appoint an Affiliate of a member of the Investor Groups as a successor agent. If for any reason no successor Program Agent is appointed by the Investor Groups during such 30-day period, then effective upon the expiration of such 30-day period, HVF III for all purposes shall deal directly with the Funding Agents. After any retiring Program Agent’s resignation hereunder as Program Agent, the provisions of Section 11.4 (Payment of Costs and Expenses; Indemnification) and this Article X (The Program Agent) shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Program Agent under this Series 2021-A Supplement.

Section 10.8.         Authorization and Action of Funding Agents. Each Conduit Investor and each Committed Note Purchaser is hereby deemed to have designated and appointed the Funding Agent set forth next to such Conduit Investor’s name, or if there is no Conduit Investor with respect to any Investor Group, the Committed Note Purchaser’s name with respect to such Investor Group, on Schedule II or Schedule IV hereto, as applicable, as the agent of such Person hereunder, and hereby authorizes such Funding Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to such Funding Agent by the terms of this Series 2021-A Supplement together with such powers as are reasonably incidental thereto. Each Funding Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with the related Investor Group, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of such Funding Agent shall be read into this Series 2021-A Supplement or otherwise exist for such Funding Agent. In performing its functions and duties hereunder, each Funding Agent shall act solely as agent for the related Investor Group and does not assume nor shall it be deemed to have assumed any obligation or relationship of trust or agency with or for HVF III or any of its successors or assigns. Each Funding Agent shall not be required to take any action that exposes such Funding Agent to personal liability or that is contrary to this Series 2021-A Supplement or Applicable Law. The appointment and authority of the Funding Agent hereunder shall terminate upon the indefeasible payment in full of the Aggregate Unpaids.

Section 10.9.         Delegation of Duties. Each Funding Agent may execute any of its duties under this Series 2021-A Supplement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Each Funding Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

Section 10.10.       Exculpatory Provisions. Neither any Funding Agent nor any of their directors, officers, agents or employees shall be (a) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Series 2021-A Supplement (except for its, their or such Person’s own gross negligence or willful misconduct), or (b) responsible in any manner to the related Investor Group for any recitals, statements, representations or warranties made by HVF III contained in this Series 2021-A Supplement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Series 2021-A Supplement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Series 2021-A Supplement or any other document furnished in connection herewith, or for any failure of HVF III to perform its obligations hereunder, or for the satisfaction of any condition specified in Article II (Initial Issuance; Increases and Decrease of Principal Amount of Series 2021-A Notes). No Funding Agent shall be under any obligation to its related Investor Group to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Series 2021-A Supplement, or to inspect the properties, books or records of HVF III. No Funding Agent shall be deemed to have knowledge of any Amortization Event, Potential Amortization Event or Series 2021-A Liquidation Event, unless such Funding Agent has received notice from HVF III (or any agent or designee thereof) or its related Investor Group.

Section 10.11.      Reliance. Each Funding Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of the Program Agent and legal counsel independent accountants and other experts selected by such Funding Agent. Each Funding Agent shall in all cases be fully justified in failing or refusing to take any action under this Series 2021-A Supplement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of the related Investor Group as it deems appropriate or it shall first be indemnified to its satisfaction by the related Investor Group, provided that, unless and until such Funding Agent shall have received such advice, such Funding Agent may take or refrain from taking any action, as such Funding Agent shall deem advisable and in the best interests of the related Investor Group. Each Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the related Investor Group and such request and any action taken or failure to act pursuant thereto shall be binding upon its related Investor Group.

Section 10.12.      Non-Reliance on the Funding Agent and Other Purchasers. Each Investor Group expressly acknowledges that neither its related Funding Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by such Funding Agent hereafter taken, including any review of the affairs of HVF III, shall be deemed to constitute any representation or warranty by such Funding Agent. Each Investor Group represents and warrants to its related Funding Agent that it has and will, independently and without reliance upon such Funding Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, operations, property, prospects, financial and other conditions and creditworthiness of HVF III and made its own decision to enter into Series 2021-A Supplement.

Section 10.13.      The Funding Agent in its Individual Capacity. Each Funding Agent and any of its Affiliates may purchase, hold and transfer, as the case may be, Class A Notes and Class B Notes and may otherwise make loans to, accept deposits from, and generally engage in any kind of business with HVF III or any Affiliate of HVF III as though such Funding Agent were not a Funding Agent hereunder.

Section 10.14.       Successor Funding Agent. Each Funding Agent will, upon the direction of its related Investor Group, resign as such Funding Agent. If such Funding Agent shall resign, then the related Investor Group shall appoint an Affiliate of a member of its related Investor Group as a successor agent. If for any reason no successor Funding Agent is appointed by the related Investor Group, then effective upon the resignation of such Funding Agent, HVF III for all purposes shall deal directly with such Investor Group. After any retiring Funding Agent’s resignation hereunder as Funding Agent, subject to the limitations set forth herein, the provisions of Section 11.4 (Payment of Costs and Expenses; Indemnification) and this Article X (The Program Agent) shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Funding Agent under this Series 2021-A Supplement.

Article XI

GENERAL

Section 11.1.          Optional Repurchase of the Series 2021-A Notes.

(a)           Optional Repurchase of the Class A Notes. The Class A Notes shall be subject to repurchase (in whole) by HVF III at its option, upon three (3) Business Days’ prior written notice to the Trustee at any time. The repurchase price for any Class A Note (in each case, the “Class A Note Repurchase Amount”) shall equal the sum of:

(i)                the Class A Principal Amount of such Class A Notes (determined after giving effect to any payments of principal and interest on the Payment Date immediately preceding the date of purchase pursuant to this Section 11.1(a) (Optional Repurchase of the Class A Notes)), plus

(ii)               all accrued and unpaid interest on such Class A Notes through such date of repurchase under this Section 11.1(a) (Optional Repurchase of the Class A Notes) (and, with respect to the portion of such principal balance that was funded with Class A Commercial Paper issued at a discount, all accrued and unpaid discount on such Class A Commercial Paper from the issuance date(s) thereof to the date of repurchase under this Section 11.1(a) and the aggregate discount to accrue on such Class A Commercial Paper from the date of repurchase under this Section 11.1(a) (Optional Repurchase of the Class A Notes) to the next succeeding Payment Date); plus

(iii)              all associated breakage costs payable as a result of such repurchase (calculated in accordance with Section 3.6 (Funding Losses)); and

(iv)              any other amounts then due and payable to the holders of such Class A Notes pursuant hereto.

(b)           Optional Repurchase of the Class B Notes. The Class B Notes shall be subject to repurchase (in whole) by HVF III at its option, upon three (3) Business Days’ prior written notice to the Trustee at any time; provided that, during the continuance of an Amortization Event or Potential Amortization Event (as notified to the Trustee pursuant to Section 8.8 (Notice of Defaults) of the Base Indenture), in either case with respect to the Series 2021-A Notes, any repurchase of the Class B Notes pursuant to this Section 11.1(b) (Optional Repurchase of the Class B Notes) shall be subject to the condition that no Class A Notes remain Outstanding immediately after giving effect to such repurchase. The repurchase price for any Class B Note (in each case, the “Class B Note Repurchase Amount”) shall equal the sum of:

(i)                the Class B Principal Amount of such Class B Notes (determined after giving effect to any payments of principal and interest on the Payment Date immediately preceding the date of purchase pursuant to this Section 11.1(b) (Optional Repurchase of the Class B Notes)), plus

(ii)               all accrued and unpaid interest on such Class B Notes through such date of repurchase under this Section 11.1(b) (Optional Repurchase of the Class B Notes); and

(iii)             any other amounts then due and payable to the holders of such Class B Notes pursuant hereto.

(c)           Optional Repurchase of the Class RR Notes. Subject to compliance with the EU Risk Retention Rules and the UK Risk Retention Rules, the Class RR Notes shall be subject to repurchase (in whole) by HVF III at its option, upon three (3) Business Days’ prior written notice to the Trustee at any time; provided that, during the continuance of an Amortization Event or Potential Amortization Event (as notified to the Trustee pursuant to Section 8.8 (Notice of Defaults) of the Base Indenture), in either case with respect to the Series 2021-A Notes, any repurchase of the Class RR Notes pursuant to this Section 11.1(c) (Optional Repurchase of the Class RR Notes) shall be subject to the condition that no Class A Notes or Class B Notes remain Outstanding immediately after giving effect to such repurchase. The repurchase price for any Class RR Note (in each case, the “Class RR Note Repurchase Amount”) shall equal the sum of:

(i)                the Class RR Principal Amount of such Class RR Notes (determined after giving effect to any payments of principal and interest on the Payment Date immediately preceding the date of purchase pursuant to this Section 11.1(c) (Optional Repurchase of the Class RR Notes)), plus

(ii)              all accrued and unpaid interest on such Class RR Notes through such date of repurchase under this Section 11.1(c) (Optional Repurchase of the Class RR Notes); plus

(iii)              all associated breakage costs payable as a result of such repurchase (calculated in accordance with Section 3.6 (Funding Losses)); and

(iv)              any other amounts then due and payable to the holders of such Class RR Notes pursuant hereto.

Section 11.2.          Information.

On or before the fourth Business Day prior to each Payment Date (unless otherwise agreed to by the Trustee), HVF III shall furnish to the Trustee a Monthly Noteholders’ Statement with respect to the Series 2021-A Notes setting forth the information set forth on Schedule VII hereto (including reasonable detail of the materially constituent terms thereof, as determined by HVF III) in any reasonable format. The Trustee shall provide to the Series 2021-A Noteholders, or their designated agent, copies of each Monthly Noteholders’ Statement.

Section 11.3.          Confidentiality. Each Committed Note Purchaser, each Conduit Investor, each Funding Agent and the Program Agent agrees that it shall not disclose any Confidential Information to any Person without the prior written consent of HVF III, which such consent must be evident in a writing signed by an Authorized Officer of HVF III, other than (a) to their Affiliates and their officers, directors, employees, agents and advisors (including legal counsel and accountants) and to actual or prospective assignees and participants, and then only on a confidential basis and excluding any Affiliate, its officers, directors, employees, agents and advisors (including legal counsel and accountants), any prospective assignee and any participant, in each case that is a Disqualified Party, (b) as required by a court or administrative order or decree, or required by any governmental or regulatory authority or self-regulatory organization or required by any statute, law, rule or regulation (including, without limitation, Rule 17g-5) or judicial process (including any subpoena or similar legal process), (c) to any Rating Agency providing a rating for the Series 2021-A Notes or any Series 2021-A Commercial Paper or any other nationally-recognized rating agency that requires access to information to effect compliance with any disclosure obligations under applicable laws or regulations, (d) in the course of litigation with HVF III, the Administrator or Hertz, (e) to any Series 2021-A Noteholder, any Committed Note Purchaser, any Conduit Investor, any Funding Agent or the Program Agent, (f) to any Person acting as a placement agent or dealer with respect to any commercial paper (provided that any Confidential Information provided to any such placement agent or dealer does not reveal the identity of HVF III or any of its Affiliates), (g) on a confidential basis, to any provider of credit enhancement or liquidity to any Conduit Investor, or (h) to any Person to the extent such Committed Note Purchaser, Conduit Investor, Funding Agent or the Program Agent reasonably determines such disclosure is necessary in connection with the enforcement or for the defense of the rights and remedies under the Series 2021-A Notes or the Series 2021-A Related Documents.

Section 11.4.          Payment of Costs and Expenses; Indemnification.

(a)           Payment of Costs and Expenses. Upon written demand from the Program Agent, any Funding Agent, any Conduit Investor or any Committed Note Purchaser, HVF III agrees to pay on the Payment Date immediately following HVF III’s receipt of such written demand all reasonable expenses of the Program Agent, such Funding Agent, such Conduit Investor and/or such Committed Note Purchaser, as applicable (including the reasonable fees and out-of-pocket expenses of counsel to each Conduit Investor and each Committed Note Purchaser, if any, as well as the fees and expenses of the rating agencies providing a rating in respect of any Series 2021-A Commercial Paper) in connection with:

(i)                the negotiation, preparation, execution, delivery and administration of this Series 2021-A Supplement and of each other Series 2021-A Related Document, including schedules and exhibits, and any liquidity, credit enhancement or insurance documents of a Program Support Provider with respect to a Conduit Investor relating to the Series 2021-A Notes and any amendments, waivers, consents, supplements or other modifications to this Series 2021-A Supplement and each other Series 2021-A Related Document, as may from time to time hereafter be proposed, whether or not the transactions contemplated hereby or thereby are consummated, and

(ii)               the consummation of the transactions contemplated by this Series 2021-A Supplement and each other Series 2021-A Related Document.

Upon written demand, HVF III further agrees to pay on the Payment Date immediately following such written demand, and to save the Program Agent, each Funding Agent, each Conduit Investor and each Committed Note Purchaser harmless from all liability for (i) any breach by HVF III of its obligations under this Series 2021-A Supplement and (ii) all reasonable costs incurred by the Program Agent, such Funding Agent, such Conduit Investor or such Committed Note Purchaser (including, the reasonable fees and out-of-pocket expenses of counsel to the Program Agent, such Funding Agent, such Conduit Investor and such Committed Note Purchaser, if any) in enforcing this Series 2021-A Supplement. HVF III also agrees to reimburse the Program Agent, each Funding Agent, each Conduit Investor and each Committed Note Purchaser upon demand for all reasonable out-of-pocket expenses incurred by the Program Agent, such Funding Agent, such Conduit Investor or such Committed Note Purchaser (including, the reasonable fees and out-of-pocket expenses of counsel to the Program Agent, such Funding Agent, such Conduit Investor and such Committed Note Purchaser, if any and the reasonable fees and out-of-pocket expenses of any third-party servicers and disposition agents) in connection with (x) the negotiation of any restructuring or “work-out”, whether or not consummated, of the Series 2021-A Related Documents and (y) the enforcement of, or any waiver or amendment requested under or with respect to, this Series 2021-A Supplement or any other of the Series 2021-A Related Documents.

Notwithstanding the foregoing, HVF III shall have no obligation to reimburse any Committed Note Purchaser or Conduit Investor for any of the fees and/or expenses incurred by such Committed Note Purchaser and/or Conduit Investor with respect to its sale or assignment of all or any part of its respective rights and obligations under this Series 2021-A Supplement and the Series 2021-A Notes pursuant to Section 9.2 (Replacement of Investor Group) or 9.3 (Assignments).

(b)           Indemnification. In consideration of the execution and delivery of this Series 2021-A Supplement by the Conduit Investors and the Committed Note Purchasers, HVF III hereby indemnifies and holds each Conduit Investor and each Committed Note Purchaser and each of their officers, directors, employees and agents (collectively, the “Indemnified Parties”) harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and reasonable expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought and including, any liability in connection with the offering and sale of the Series 2021-A Notes), including reasonable attorneys’ fees and disbursements (collectively, the “Indemnified Liabilities”), incurred by the Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to:

(i)                any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Advance; or

(ii)               the entering into and performance of this Series 2021-A Supplement and any other Series 2021-A Related Document by any of the Indemnified Parties,

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party’s gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, HVF III hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The indemnity set forth in this Section 11.4(b) (Indemnification) shall in no event include indemnification for any taxes (which indemnification is provided in Section 3.8 (Taxes)).

(c)           Indemnification of the Program Agent and each Funding Agent.

(i)                 In consideration of the execution and delivery of this Series 2021-A Supplement by the Program Agent and each Funding Agent, HVF III hereby indemnifies and holds the Program Agent and each Funding Agent and each of their respective officers, directors, employees and agents (collectively, the “Agent Indemnified Parties”) harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and reasonable expenses incurred in connection therewith (irrespective of whether any such Agent Indemnified Party is a party to the action for which indemnification hereunder is sought and including, any liability in connection with the offering and sale of the Series 2021-A Notes), including reasonable attorneys’ fees and disbursements (collectively, the “Agent Indemnified Liabilities”), incurred by the Agent Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to the entering into and performance of this Series 2021-A Supplement and any other Series 2021-A Related Document by any of the Agent Indemnified Parties, except for any such Agent Indemnified Liabilities arising for the account of a particular Agent Indemnified Party by reason of the relevant Agent Indemnified Party’s gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, HVF III hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Agent Indemnified Liabilities which is permissible under applicable law. The indemnity set forth in this Section 11.4(c)(i) (Payment of Costs and Expenses; Indemnification) shall in no event include indemnification for any taxes (which indemnification is provided in Section 3.8 (Taxes)).

(ii)               In consideration of the execution and delivery of this Series 2021-A Supplement by the Program Agent, each Committed Note Purchaser, ratably according to its respective Commitment, hereby indemnifies and holds the Program Agent and each of its officers, directors, employees and agents (collectively, the “Program Agent Indemnified Parties”) harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and reasonable expenses incurred in connection therewith (solely to the extent not reimbursed by or on behalf of HVF III) (irrespective of whether any such Program Agent Indemnified Party is a party to the action for which indemnification hereunder is sought and including, any liability in connection with the offering and sale of the Series 2021-A Notes), including reasonable attorneys’ fees and disbursements (collectively, the “Program Agent Indemnified Liabilities”), incurred by the Program Agent Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to the entering into and performance of this Series 2021-A Supplement and any other Series 2021-A Related Document by any of the Program Agent Indemnified Parties, except for any such Program Agent Indemnified Liabilities arising for the account of a particular Program Agent Indemnified Party by reason of the relevant Program Agent Indemnified Party’s gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Committed Note Purchaser hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Program Agent Indemnified Liabilities which is permissible under applicable law. The indemnity set forth in this Section 11.4(c)(ii) (Indemnification of the Program Agent and each Funding Agent) shall in no event include indemnification for any taxes (which indemnification is provided in Section 3.8 (Taxes)).

(d)           Priority. All amounts payable by HVF III pursuant to this Section 11.4 (Payment of Costs and Expenses; Indemnification) shall be paid in accordance with and subject to Section 5.3 (Application of Funds in the Series 2021-A Interest Collection Account) or, at the option of HVF III, paid from any other source available to it.

Section 11.5.          Ratification of Base Indenture. As supplemented by this Series 2021-A Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series 2021-A Supplement shall be read, taken, and construed as one and the same instrument (except as otherwise specified herein).

Section 11.6.          [Reserved].

Section 11.7.         Third Party Beneficiary. Nothing in this Series 2021-A Supplement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their successors and assigns expressly permitted herein) any legal or equitable right, remedy or claim under or by reason of this Series 2021-A Supplement.

Section 11.8.         Counterparts. This Series 2021-A Supplement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Series 2021-A Supplement.

Section 11.9.         Governing Law. THIS SERIES 2021-A SUPPLEMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS SERIES 2021-A SUPPLEMENT, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

Section 11.10.        Amendments.

(a)          This Series 2021-A Supplement or any provision herein may be (i) amended in writing from time to time by HVF III and the Trustee, solely with the consent of the Series 2021-A Required Noteholders or (ii) waived in writing from time to time with the consent of the Series 2021-A Required Noteholders, unless otherwise expressly set forth herein; provided that, (x) if such amendment or waiver does not adversely affect the Class A Noteholders, as evidenced by an Officer’s Certificate of HVF III, then the Class A Principal Amount shall be excluded for purposes of obtaining such consent and for purposes of the related calculation of the Series 2021-A Required Noteholders and (y) if such amendment or waiver does not adversely affect the Class B Noteholders, as evidenced by an Officer’s Certificate of HVF III, then the Class B Principal Amount shall be excluded for purposes of obtaining such consent and for purposes of the related calculation of the Series 2021-A Required Noteholders; provided further that, notwithstanding the foregoing clauses (i) and (ii) or the immediately preceding proviso,

(i)                without the consent of each Committed Note Purchaser and each Conduit Investor, no amendment or waiver shall:

A.               amend or modify the definition of “Required Controlling Class Series 2021-A Noteholders” or otherwise reduce the percentage of Series 2021-A Noteholders whose consent is required to take any particular action hereunder;

B.                extend the due date for, or reduce the amount of any scheduled repayment or prepayment of principal of or interest on any Series 2021-A Note (or reduce the principal amount of or rate of interest on any Series 2021-A Note or otherwise change the manner in which interest is calculated);

C.                extend the due date for, or reduce the amount of, any Class A Undrawn Fee payable hereunder;

D.                amend or modify Section 5.2 (Application of Funds in the Series 2021-A Principal Collection Account), Section 5.3 (Application of Funds in the Series 2021-A Interest Collection Account), Section 2.1 (a) (Initial Purchase), (d) (Conditions to Issuance of Additional Series 2021-A Notes) or (e) (Additional Series 2021-A Notes Face and Principal Amount), Section 2.2 (Advances), Section 2.3 (Procedure for Decreasing the Principal Amount), Section 2.5 (Reduction of Maximum Principal Amount), Section 3.1 (Interest and Interest Rates), Section 4.1 (Granting Clause), Section 5.4 (Series 2021-A Reserve Account Withdrawals), Section 6.4 (European Union Securitisation Risk Retention and United Kingdom Securitisation Risk Retention Representations and Undertaking), Section 7.1 (Amortization Events) (for the avoidance of doubt, other than pursuant to any waiver effected pursuant to Section 7.1 (Amortization Events)), Article IX (Transfers, Replacements and Assignments), this Section 11.10 (Amendments), or Section 6.2(b) (Amendments) or otherwise amend or modify any provision relating to the amendment or modification of this Series 2021-A Supplement or that pursuant to the Series 2021-A Related Documents, would require the consent of 100% of the Series 2021-A Noteholders or each Series 2021-A Noteholder affected by such amendment or modification;

E.                 approve the assignment or transfer by HVF III of any of its rights or obligations hereunder;

F.                 release HVF III from any obligation hereunder; or

G.                reduce, modify or amend any indemnities in favor of any Conduit Investors, Committed Note Purchasers or Funding Agents;

(ii)               without the consent of each Class A Committed Note Purchaser and each Class A Conduit Investor, no amendment or waiver shall:

A.               affect adversely the interests, rights or obligations of any Class A Conduit Investor or Class A Committed Note Purchaser individually in comparison to any other Class A Conduit Investor or Class A Committed Note Purchaser; or

B.                alter the pro rata treatment of payments to and Class A Advances by the Class A Noteholders, the Class A Conduit Investors and the Class A Committed Note Purchasers (including, for the avoidance of doubt, alterations that provide for any non-pro-rata payments to or Class A Advances by any Class A Noteholders, Class A Conduit Investors or Class A Committed Note Purchasers that are not expressly provided for as of the Series 2021-A Closing Date);

(iii)             without the consent of each Class B Committed Note Purchaser and each Class B Conduit Investor, no amendment or waiver shall:

A.               affect adversely the interests, rights or obligations of any Class B Conduit Investor or Class B Committed Note Purchaser individually in comparison to any other Class B Conduit Investor or Class B Committed Note Purchaser; or

B.                alter the pro rata treatment of payments to and the Class B Advance by the Class B Noteholders, the Class B Conduit Investors and the Class B Committed Note Purchasers (including, for the avoidance of doubt, alterations that provide for any non-pro-rata payments to or the Class B Advance by any Class B Noteholders, Class B Conduit Investors or Class B Committed Note Purchasers that are not expressly provided for as of the Series 2021-A Closing Date);

(b)           In connection with the issuance of Class B Notes, an amendment may be effected without the consent of any Class A Noteholder so long as such amendment does not adversely affect the Class A Noteholders in any material respect, as evidence by an Officer’s Certificate of HVF III.

(c)           Any amendment hereof can be effected without the Program Agent being party thereto; provided however, that no such amendment, modification or waiver of this Series 2021-A Supplement that affects the rights or duties of the Program Agent shall be effective unless the Program Agent shall have given its prior written consent thereto.

(d)           Each amendment or other modification to this Series 2021-A Supplement shall be set forth in a Series 2021-A Supplemental Indenture. The initial effectiveness of each Series 2021-A Supplemental Indenture shall be subject to the delivery to the Trustee of an Opinion of Counsel (which may be based on an Officer’s Certificate) that such Series 2021-A Supplemental Indenture is authorized or permitted by this Series 2021-A Supplement.

(e)           The Trustee shall sign any Series 2021-A Supplemental Indenture authorized or permitted pursuant to this Section 11.10 (Amendments) if the Series 2021-A Supplemental Indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing such Series 2021-A Supplemental Indenture, the Trustee shall be entitled to receive, if requested, and, subject to Section 10.2 (Rights of the Trustee) of the Base Indenture, shall be fully protected in relying upon, an Officer’s Certificate of HVF III and an Opinion of Counsel (which may be based on an Officer’s Certificate) as conclusive evidence that such Series 2021-A Supplemental Indenture is authorized or permitted by Section 11.10 (Amendments) of this Series 2021-A Supplement and that all conditions precedent set forth in Section 11.10 (Amendments) of this Series 2021-A Supplement have been satisfied, and that such Series 2021-A Supplemental Indenture will be valid and binding upon HVF III in accordance with its terms.

Section 11.11.      Administrator to Act on Behalf of HVF III. Pursuant to the Administration Agreement, the Administrator has agreed to provide certain services to HVF III and to take certain actions on behalf of HVF III, including performing or otherwise satisfying any action, determination, calculation, direction, instruction, notice, delivery or other performance obligation, in each case, permitted or required by HVF III pursuant to this Series 2021-A Supplement. Each Noteholder by its acceptance of a Series 2021-A Note and each of the parties hereto by its execution hereof, hereby consents to the provision of such services and the taking of such action by the Administrator in lieu of HVF III and hereby agrees that HVF III’s obligations hereunder with respect to any such services performed or action taken shall be deemed satisfied to the extent performed or taken by the Administrator and to the extent so performed or taken by the Administrator shall be deemed for all purposes hereunder to have been so performed or taken by HVF III; provided that, for the avoidance of doubt, none of the foregoing shall create any payment obligation of the Administrator or relieve HVF III of any payment obligation hereunder.

Section 11.12.      Successors. All agreements of HVF III in this Series 2021-A Supplement and the Series 2021-A Notes shall bind its successor; provided, however, except as provided in Section 11.10 (Amendments), HVF III may not assign its obligations or rights under this Series 2021-A Supplement or any Series 2021-A Note. All agreements of the Trustee in this Series 2021-A Supplement shall bind its successor.

Section 11.13.      Termination of Series Supplement.

(a)           This Series 2021-A Supplement shall cease to be of further effect when (i) all Outstanding Series 2021-A Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2021-A Notes that have been replaced or paid) to the Trustee for cancellation (or deregistered, in the case of Uncertificated Notes), (ii) HVF III has paid all sums payable hereunder and (iii) the Series 2021-A Demand Note Payment Amount is equal to zero or the Series 2021-A Letter of Credit Liquidity Amount is equal to zero.

(b)          The representations and warranties set forth in Section 6.1 (Representations and Warranties) of this Series 2021-A Supplement shall survive for so long as any Series 2021-A Note is Outstanding.

(c)          The indemnities set forth in Sections 11.4(b) and (c) (Payment of Costs and Expenses; Indemnification) shall survive the termination of this Series 2021-A Supplement.

Section 11.14.        Non-Petition; Limited Recourse.

(a)           Non-Petition. Each of the parties hereto hereby covenants and agrees that, prior to the date that is two years and one day after the payment in full of all outstanding commercial paper and similar debt issued by, or for the benefit of, a Conduit Investor, it will not institute against, or join any Person in instituting against such Conduit Investor any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or State bankruptcy or similar law. The provisions of this Section 11.14 (Non-Petition) shall survive the termination of this Series 2021-A Supplement.

(b)           Limited Recourse. Notwithstanding anything to the contrary contained herein, the obligations of any Conduit Investor under this Series 2021-A Supplement are solely the obligations of such Conduit Investor and shall be payable at such time as funds are received by or are available to such Conduit Investor in excess of funds necessary to pay in full all outstanding commercial paper of such Conduit Investor and, to the extent funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against such Conduit Investor but shall continue to accrue.  Each party hereto agrees that the payment of any claim (as defined in Section 101 of Title 11, United States Code (Bankruptcy)) of any such party shall be subordinated to the payment in full of all of such Conduit Investor’s commercial paper.

Section 11.15.      Electronic Execution. This Series 2021-A Supplement may be executed in any number of counterparts (including by facsimile or electronic transmission (including .pdf file, .jpeg file, Adobe Sign, or DocuSign)), each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart signature page of this Series 2021-A Supplement by facsimile or any such electronic transmission shall be effective as delivery of a manually executed counterpart of this Series 2021-A Supplement and shall have the same legal validity and enforceability as a manually executed signature to the fullest extent permitted by applicable law. Any electronically signed document delivered via email from a person purporting to be an authorized officer shall be considered signed or executed by such authorized officer on behalf of the applicable person and will be binding on all parties hereto to the same extent as if it were manually executed.

Section 11.16.       Additional UCC Representations. Without limiting any other representation or warranty given by HVF III in the Base Indenture, HVF III hereby makes the representations and warranties set forth in Exhibit L hereto for the benefit of the Trustee and the Series 2021-A Noteholders, in each case, as of the date hereof.

Section 11.17.       Notices. Unless otherwise specified herein, all notices, requests, instructions and demands to or upon any party hereto to be effective shall be given (i) in the case of HVF III and the Trustee, in the manner set forth in Section 10.1 (Duties of the Trustee) of the Base Indenture, (ii) in the case of the Program Agent, the Committed Note Purchasers, the Conduit Investors, and the Funding Agents, in writing, and, unless otherwise expressly provided herein, delivered by hand, mail (postage prepaid), facsimile notice or overnight air courier, in each case to or at the address set forth for such Person on Exhibit O hereto or in the Class A Assignment and Assumption Agreement, Class A Addendum, Class A Investor Group Supplement, Class B Assignment and Assumption Agreement, Class B Addendum or Class RR Assignment and Assumption Agreement, as the case may be, pursuant to which such Person became a party to this Series 2021-A Supplement, or to such other address as may be hereafter notified by the respective parties hereto, and (iii) in the case of the Administrator, unless otherwise specified by the Administrator by notice to the respective parties hereto, to:

The Hertz Corporation

8501 Williams Rd

Estero, FL 33928

Attention: Treasury Department / General Counsel
Phone:      (239) 301-7000
Fax:           (239) 301-6906
E-mail:      hertzlawdepartment@hertz.com

Any notice (i) given in person shall be deemed delivered on the date of delivery of such notice, (ii) given by first class mail shall be deemed given five (5) days after the date that such notice is mailed, (iii) delivered by e-mail or facsimile shall be deemed given on the date of delivery of such notice if received before 12:00 noon ET or the next Business Day if received at or after 12:00 noon ET, and (iv) delivered by overnight air courier shall be deemed delivered one (1) Business Day after the date that such notice is delivered to such overnight courier.

Section 11.18.      Credit Risk Retention. In no event shall the Trustee have any responsibility to monitor compliance with or enforce compliance with credit risk retention requirements for asset-backed securities or other rules or regulations relating to risk retention. The Trustee shall not be charged with knowledge of such rules, nor shall it be liable to any Series 2021-A Noteholder or any other party for violation of such rules now or hereafter in effect.

Section 11.19.      Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally (i) submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court in New York County or federal court of the United States of America for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Base Indenture, this Series 2021-A Supplement, the Series 2021-A Notes or the transactions contemplated hereby, or for recognition or enforcement of any judgment arising out of or relating to the Base Indenture, this Series 2021-A Supplement, the Series 2021-A Notes or the transactions contemplated hereby; (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, federal court; (iii) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; (iv) consents that any such action or proceeding may be brought in such courts and waives any objection it may now or hereafter have to the laying of venue of any such action or proceeding in any such court and any objection it may now or hereafter have that such action or proceeding was brought in an inconvenient court, and agrees not to plead or claim the same; and (v) consents to service of process in the manner provided for notices in Section 11.17 (Notices) (provided that, nothing in this Series 2021-A Supplement shall affect the right of any such party to serve process in any other manner permitted by law).

Section 11.20.      Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE BASE INDENTURE, THIS SERIES 2021-A SUPPLEMENT, THE SERIES 2021-A NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 11.21.       USA Patriot Act Notice. Each Funding Agent subject to the requirements of the USA Patriot Act (Title III of Pub.: 107-56 (signed into law October 26, 2001)) (the “Patriot Act”) hereby notifies HVF III that, pursuant to Section 326 thereof, it is required to obtain, verify and record information that identifies HVF III, including the name and address of HVF III and other information allowing such Funding Agent to identify HVF III in accordance with such act.

Section 11.22.        Benchmark Replacement Setting. Notwithstanding anything to the contrary herein:

(a)           Replacing the Eurodollar Rate. On March 5, 2021 the Financial Conduct Authority (“FCA”), the regulatory supervisor of the administrator of the Eurodollar Rate (“IBA”), announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-month, 3-month, 6-month and 12- month Eurodollar tenor settings. On the earlier of (i) the date that all Available Tenors of the Eurodollar Rate have either permanently or indefinitely ceased to be provided by IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer representative and (ii) the Early Opt-in Effective Date, if the then-current Benchmark is the Eurodollar Rate, the Benchmark Replacement will replace such Benchmark for all purposes hereunder in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to this Series 2021-A Supplement. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis.

(b)           Replacing Future Benchmarks. Upon the occurrence of a Benchmark Transition Event, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Series 2021-A Noteholders without any amendment to, or further action or consent of any other party to, this Series 2021-A Supplement so long as the Program Agent has not received, by such time, written notice of objection to such Benchmark Replacement from the Required Controlling Class Series 2021-A Noteholders. At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, HVF III may revoke any request for a borrowing of, conversion to or continuation of Eurodollar Advances to be made, converted or continued that would bear interest by reference to such Benchmark until HVF III’s receipt of notice from the Program Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, HVF III will be deemed to have converted any such request into a request for a borrowing of or conversion to Class A Base Rate Tranches. During the period referenced in the foregoing sentence, the component of the Base Rate based upon the Benchmark will not be used in any determination of the Base Rate.

(c)           Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement, the Program Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Series 2021-A Related Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Series 2021-A Supplement.

(d)           Notices; Standards for Decisions and Determinations. The Program Agent will promptly notify HVF III and the Series 2021-A Noteholders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Program Agent pursuant to this Section, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section.

(e)           Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or the Eurodollar Rate), then the Program Agent may remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (ii) the Program Agent may reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement) settings.

(f)            Decisions and Determinations by Program Agent. Any determination, decision or election that may be made by the Program Agent pursuant to this Section 11.22 (Benchmark Replacement Setting), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, and, notwithstanding anything to the contrary in this Series 2021-A Supplement, will become effective without consent from any other party (except as otherwise described herein). The Program Agent does not warrant to, or accept any responsibility for, and the Program Agent shall not have any liability with respect to, any determination, administration, submission or any other matter related to, the London interbank offered rate or other rates in the definition of “Eurodollar Rate” or “Eurodollar Rate (Reserve Adjusted) or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to this Section 11.22, whether upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to this Section 11.22, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement rate will be similar to, or produce the same value or economic equivalence of, the Eurodollar Rate or the Eurodollar Rate (Reserve Adjusted) or have the same volume or liquidity as such rates did prior to their discontinuance or unavailability.

Section 11.23.        Recognition of U.S. Special Resolution Regimes.

(a)           In the event that any Series 2021-A Noteholder that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Series 2021-A Noteholder of the Series 2021-A Notes held by such Series 2021-A Noteholder, together with its rights hereunder, and any interest and obligation in or under such Series 2021-A Notes or hereunder, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Series 2021-A Notes, this Series 2021-A Supplement, and any interest and obligation in or under the Series 2021-A Notes and this Series 2021-A Supplement, were governed by the laws of the United States or a state of the United States.

(b)           In the event that any Series 2021-A Noteholder that is a Covered Entity or a BHC Act Affiliate of such Series 2021-A Noteholder becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Series 2021-A Noteholder are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Series 2021-A Notes and this Series 2021-A Supplement were governed by the laws of the United States or a state of the United States.

(c)           For purposes of this Section 11.23:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k) or § 1813(w), as applicable.

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (Ai the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

Section 11.24.       Indemnity by Hertz.

(a)           Without double counting any amounts relating to losses payable pursuant to the Indemnification Agreement, Hertz agrees to indemnify and hold harmless HGI, HVIF, the Nominee and the Trustee, and their respective directors, officers, stockholders, agents and employees (collectively, the “Indemnified Persons”) against any and all claims, demands, losses, damages and liabilities of whatsoever nature and all costs and expenses relating to or in any way arising out of, including reasonable costs of investigation and attorney’s fees and expenses (collectively, “Losses”):

(a)           the ordering, delivery, acquisition, title on acquisition, rejection, installation, possession, titling, retitling, registration, re-registration, custody by the Servicer of title and registration documents, use, non-use, misuse, operation, deficiency, defect, transportation, repair, maintenance, control or disposition of any Vehicle leased under the Leases. The foregoing shall include, without limitation, any liability (or any alleged liability) of any Lessor or any other Indemnified Person to any third party arising out of any of the foregoing, including, without limitation, all reasonable legal fees, costs and disbursements arising out of such liability (or alleged liability);

(b)           all federal, state, county, municipal, foreign or other fees, taxes and assessments of whatsoever nature including but not limited to (A) license, qualification, registration, franchise, sales, use, gross receipts, ad valorem, business, property (real or personal), excise, motor vehicle, and occupation fees and taxes, and penalties and interest thereon, whether assessed, levied against or payable by any Lessor, any other Indemnified Party or otherwise, with respect to any Vehicle or the acquisition, purchase, sale, lease, rental, use, operation, control, ownership or disposition of any Vehicle or measured in any way by the value thereof or by the business of, investment in, or ownership by any Lessor or any other Indemnified Party with respect thereto, (B) documentary, stamp, filing, recording, mortgage or other taxes, if any, which may be payable by any Lessor or any other Indemnified Person in connection with the execution, delivery, recording or filing of the Leases or the other Related Documents or the leasing of any Vehicles under the Leases and any penalties or interest with respect thereto and (C) federal, state, local and foreign income taxes and penalties and interest thereon, whether assessed, levied against or payable by any Lessor or otherwise as a result of its being a member of any group of corporations including Hertz that files any tax returns on a consolidated or combined basis, excluding, however, any franchise tax or tax on, based on, with respect, or measured by, the net income of such Lessor (including federal alternative minimum tax) other than any taxes or other charges which may be imposed on such Lessor as a result of any determination by a taxing authority that such Lessor is not the owner for tax purposes of the Vehicles leased under the Lease to which it is a party or that such Lease is not a “true lease” for tax purposes or that depreciation deductions that would be available to the owner of such Vehicles are disallowed, or that such Lessor is not entitled to include the full purchase price for any Vehicle in basis;

(c)           any violation by Hertz of the Leases, of this Series 2021-A Supplement or of any Series 2021-A Related Documents to which Hertz is a party or by which it is bound or any laws, rules, regulations, orders, writs, injunctions, decrees, consents, approvals, exemptions, authorizations, licenses and withholdings of objections of any governmental or public body or authority and all other requirements having the force of law applicable at any time to any Vehicle or any action or transaction by Hertz with respect thereto or pursuant to the Leases; and

(d)           the Vehicles, whether due to HVF III’s or the Nominee’s, as applicable, holding legal title to any such Vehicle, HVF III’s or the Nominee’s, as applicable, appointment as nominee titleholder of the Vehicles pursuant to the Nominee Agreement or HVF III’s or the Nominee’s, as applicable, performance under the Nominee Agreement, including, without limitation, Losses arising out of or related to HVF III’s or the Nominee’s, as applicable, grant of a power of attorney to HVF III or Hertz pursuant to the Nominee Agreement.

(b)           Hertz agrees to pay all out of pocket costs of the Lessors (including reasonable fees and out of pocket expenses of counsel for the Lessors) in connection with the execution, delivery and performance of the Leases, this Series 2021-A Supplement and the other Series 2021-A Related Documents;

(c)           Hertz agrees to pay all out of pocket costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred by the Lessors or the Trustee in connection with the administration, enforcement, waiver or amendment of the Leases, this Series 2021-A Supplement and any other Series 2021-A Related Documents and all indemnification obligations of the Lessors under the Series 2021-A Related Documents; and

(d)                Hertz agrees to pay all costs, fees, expenses, damages and liabilities (including, without limitation, reasonable fees and out of pocket expenses of counsel) in connection with, or arising out of, any claim made by any third party against the Lessors for any reason (including, without limitation, in connection with any audit or investigation conducted by a Manufacturer under its Manufacturer Program).

IN WITNESS WHEREOF, HVF III and the Trustee have caused this Series 2021-A Supplement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

HERTZ VEHICLE FINANCING III LLC, as
Issuer

By:	/s/ M David Galainena
Name: M David Galainena
Title: Vice President, General Counsel and Secretary

THE HERTZ CORPORATION, as
Administrator,

By:	/s/ M David Galainena
Name: M David Galainena
Title: Executive Vice President, General Counsel and Secretary

Signature Page to Series 2021-A Supplement

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:	/s/ Michele R. Shrum
Name: Michele R. Shrum
Title: Vice President

Signature Page to Series 2021-A Supplement

THE HERTZ CORPORATION, as
Class RR Committed Note Purchaser,

By:	/s/ M David Galainena

Name: M David Galainena
Title: Executive Vice President, General Counsel and Secretary

Signature Page to Series 2021-A Supplement

DEUTSCHE BANK AG, NEW YORK BRANCH,
as the Program Agent

By:	/s/ Kevin Fagan
Name: Kevin Fagan
Title: Director

By:	/s/ Katherine Bologna
Name: Katherine Bologna
Title: MD

Signature Page to Series 2021-A Supplement

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Class A Committed Note Purchaser

By:	/s/ Katherine Bologna
Name: Katherine Bologna
Title: Managing Director

By:	/s/ Robert Sheldon
Name: Robert Sheldon
Title: Managing Director

Signature Page to Series 2021-A Supplement

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Class A Funding Agent

By:	/s/ Katherine Bologna
Name: Katherine Bologna
Title: Managing Director

By:	/s/ Robert Sheldon
Name: Robert Sheldon
Title: Managing Director

Signature Page to Series 2021-A Supplement

BANK OF AMERICA, N. A.,
as a Class A Committed Note Purchaser

By:	/s/ Carl W. Anderson
Name: Carl W. Anderson
Title: Managing Director

BANK OF AMERICA, N. A.,
as a Class A Funding Agent

By:	/s/ Carl W. Anderson
Name: Carl W. Anderson
Title: Managing Director

Signature Page to Series 2021-A Supplement

BARCLAYS BANK PLC,
as a Class A Committed Note Purchaser

By:	/s/ John McCarthy
Name: John McCarthy
Title: Director

BARCLAYS BANK PLC,
as a Class A Funding Agent

By:	/s/ John McCarthy
Name: John McCarthy
Title: Director

Signature Page to Series 2021-A Supplement

BANK OF MONTREAL,
as a Class A Committed Note Purchaser

By:	/s/ Karen Louie
Name: Karen Louie
Title: Director

FAIRWAY FINANCE COMPANY, LLC,
as a Class A Conduit Investor

By:	/s/ Lori Rezza
Name: Lori Rezza
Title: Vice President

BMO CAPITAL MARKETS CORP.,
as a Class A Funding Agent

By:	/s/ John Pappano
Name: John Pappano
Title: Managing Director

Signature Page to Series 2021-A Supplement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Class A Committed Note Purchaser

By:	/s/ Konstantina Kourmpetis
Name: Konstantina Kourmpetis
Title: Managing Director

By:	/s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director

ATLANTIC ASSET SECURITIZATION LLC,
as a Class A Conduit Investor

By:	/s/ Konstantina Kourmpetis
Name: Konstantina Kourmpetis
Title: Managing Director

By:	/s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Class A Funding Agent

By:	/s/ Konstantina Kourmpetis
Name: Konstantina Kourmpetis
Title: Managing Director

By:	/s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director

Signature Page to Series 2021-A Supplement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Class A Funding Agent

By:	/s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director

By:	/s/ Richard McBride
Name: Richard McBride
Title: Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Class A Funding Agent

By:	/s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director

By:	/s/ Richard McBride
Name: Richard McBride
Title: Director

Signature Page to Series 2021-A Supplement

VERSAILLES ASSETS LLC,
as a Class A Committed Note Purchaser

By:	/s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

VERSAILLES ASSETS LLC,
as a Class A Conduit Investor

By:	/s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

NATIXIS, NEW YORK BRANCH,
as a Class A Funding Agent

By:	/s/ Terrence Gregersen
Name: Terrence Gregersen
Title: Executive Director

By:	/s/ Chad Johnson
Name: Chad Johnson
Title: Managing Director

Signature Page to Series 2021-A Supplement

MIZUHO BANK, LTD.,
as a Class A Committed Note Purchaser

By:	/s/ Richard A. Burke
Name: Richard A. Burke
Title: Managing Director

MIZUHO BANK, LTD.,
as a Class A Funding Agent

By:	/s/ Richard A. Burke
Name: Richard A. Burke
Title: Managing Director

Signature Page to Series 2021-A Supplement

ROYAL BANK OF CANADA,
as a Class A Committed Note Purchaser

By:	/s/ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

ROYAL BANK OF CANADA,
as a Class A Committed Note Purchaser

By:	/s/ Lisa Wang
Name: Lisa Wang
Title: Authorized Signatory

OLD LINE FUNDING, LLC,
as a Class A Conduit Investor

By:	/s/ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

ROYAL BANK OF CANADA,
as a Class A Funding Agent

By:	/s/ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

ROYAL BANK OF CANADA,
as a Class A Funding Agent

By:	/s/ Lisa Wang
Name: Lisa Wang
Title: Authorized Signatory

Signature Page to Series 2021-A Supplement

BNP PARIBAS,
as a Class A Committed Note Purchaser

By:	/s/ Steven Parsons
Name: Steven Parsons
Title: Managing Director

By:	/s/ Chris Fukuoka
Name: Chris Fukuoka
Title: Director

STARBIRD FUNDING CORPORATION,
as a Class A Conduit Investor

By:	/s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

BNP PARIBAS,
as a Class A Funding Agent

By:	/s/ Steven Parsons
Name: Steven Parsons
Title: Managing Director

By:	/s/ Chris Fukuoka
Name: Chris Fukuoka
Title: Director

Signature Page to Series 2021-A Supplement

JPMORGAN CHASE BANK, N.A.,
as a Class A Committed Note Purchaser

By:	/s/ Marquis Gilmore
Name: Marquis Gilmore
Title: Managing Director

CHARIOT FUNDING, LLC,
as a Class A Conduit Investor

By:	/s/ Marquis Gilmore
Name: Marquis Gilmore
Title: Managing Director

JPMORGAN CHASE BANK, N.A.,
as a Class A Funding Agent

By:	/s/ Marquis Gilmore
Name: Marquis Gilmore
Title: Managing Director

Signature Page to Series 2021-A Supplement

CITIZENS BANK, N.A.,
as a Class A Committed Note Purchaser

By:	/s/ Gordon Wong
Name: Gordon Wong
Title: Vice President

CITIZENS BANK, N.A.,
as a Class A Funding Agent

By:	/s/ Gordon Wong
Name: Gordon Wong
Title: Vice President

Signature Page to Series 2021-A Supplement

ATHENE ANNUITY & LIFE ASSURANCE COMPANY,
as a Class A Committed Note Purchaser

By:	Apollo Insurance Solutions Group LP, its
investment manager
By:	Apollo Capital Management, LP, its sub-advisor
By:	Apollo Capital Management GP, LLC, its general
partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

ATHENE ANNUITY & LIFE ASSURANCE COMPANY,
as a Class A Funding Agent

By:	Apollo Insurance Solutions Group LP, its
investment manager
By:	Apollo Capital Management, LP, its sub-advisor
By:	Apollo Capital Management GP, LLC, its general
partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

Signature Page to Series 2021-A Supplement

ATHENE ANNUITY AND LIFE COMPANY, as a Class A Committed Note Purchaser

By:	Apollo Insurance Solutions Group LP, its investment manager
By:	Apollo Capital Management, LP, its sub-advisor
By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

ATHENE ANNUITY AND LIFE COMPANY, as a Class A Funding Agent

By:	Apollo Insurance Solutions Group LP, its investment manager
By:	Apollo Capital Management, LP, its sub-advisor
By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

Signature Page to Series 2021-A Supplement

JACKSON NATIONAL LIFE INSURANCE COMPANY, as a Class A Committed Note Purchaser

By:	Apollo Insurance Solutions Group LP, its investment manager
By:	Apollo Capital Management, LP, its sub-advisor
By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

JACKSON NATIONAL LIFE INSURANCE COMPANY, as a Class A Funding Agent

By:	Apollo Insurance Solutions Group LP, its investment manager
By:	Apollo Capital Management, LP, its sub-advisor
By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

Signature Page to Series 2021-A Supplement

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as a Class A Committed Note Purchaser

By:	Apollo Insurance Solutions Group LP, its investment manager
By:	Apollo Capital Management, LP, its sub-advisor
By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as a Class A Funding Agent

By:	Apollo Insurance Solutions Group LP, its investment manager
By:	Apollo Capital Management, LP, its sub-advisor
By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

Signature Page to Series 2021-A Supplement

Schedule I
TO THE SERIES 2021-A SUPPLEMENT

DEFINITIONS LIST

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affected Person” means any Series 2021-A Noteholder that bears any additional loss or expense described in any Specified Cost Section.

“Agent Indemnified Liabilities” has the meaning specified in Section 11.4(c) (Indemnification of the Program Agent and each Funding Agent).

“Agent Indemnified Parties” has the meaning specified in Section 11.4(c) (Indemnification of the Program Agent and each Funding Agent).

“Aggregate Unpaids” has the meaning specified in Section 10.1 (Authorization and Action of the Program Agent).

“Anti-Corruption Laws” means the Foreign Corrupt Practices Act of 1977, as amended, and all laws, rules and regulations of the European Union and United Kingdom applicable to Hertz or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of a Series 2021-A Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Series 2021-A Supplement as of such date.

“Back-Up Disposition Agent” has the meaning specified in the Back-Up Disposition Agent Agreement.

“Back-Up Disposition Agent Agreement” means that certain Back-Up Disposition Agent Agreement, dated as of the date hereof, by and among defi AUTO, LLC, as Back-Up Disposition Agent, the Issuer, the Administrator, as servicer, and the Trustee.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

Schedule I-1

“Base Indenture” has the meaning specified in the Preamble.

“Base Rate” means, on any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day and (b) the Federal Funds Rate in effect on such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Rate, respectively. Changes in the rate of interest on that portion of any Class A Advances maintained as Class A Base Rate Tranches, respectively, will take effect simultaneously with each change in the Base Rate.

“BBA Libor Rates Page” shall mean the display designated as Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Program Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits are offered by leading banks in the London interbank market).

“Benchmark” means, initially, the Eurodollar Rate (Reserve Adjusted); provided that if a replacement of the Benchmark has occurred pursuant to Section 11.22 titled “Benchmark Replacement Setting”, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof.

"Benchmark Replacement" means, for any Available Tenor:

(1)         For purposes of clause (a) of this Section, the first alternative set forth below that can be determined by the Program Agent:

(a)           the sum of: (i) Term SOFR and (ii) 0.11448% (11.448 basis points) for an Available Tenor of one-month’s duration, or

(b)      if applicable, the sum of: (i) Daily Simple SOFR and (ii) the spread adjustment selected or recommended by the Relevant Governmental Body for the replacement of the tenor of the Eurodollar Rate with a SOFR-based rate having approximately the same length as the interest payment period specified in clause (a) of this Section; and

(2)       For purposes of clause (b) of this Section, the sum of (a) the alternate benchmark rate and (b) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Program Agent as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for U.S. dollar-denominated syndicated credit facilities at such time; provided that, if the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

Schedule I-2

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate”, the definition of “Business Day,” the definition of “Series 2021-A Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Program Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Program Agent in a manner substantially consistent with market practice (or, if the Program Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Program Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Program Agent decides is reasonably necessary in connection with the administration of this Series 2021-A Supplement).

“Benchmark Transition Event” means, with respect to any then-current Benchmark other than the Eurodollar Rate, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease on a specified date to provide all Available Tenors of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark or (b) all Available Tenors of such Benchmark are or will no longer be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored.

“Blackbook Guide” means the Black Book Official Finance/Lease Guide.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests (including membership and partnership interests) in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

“Cash AUP” has the meaning specified in Section 6.2(e) (Cash AUP).

Schedule I-3

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2021-A Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not part of government) that is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2021-A Closing Date; provided that, notwithstanding anything in the foregoing to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, interpretations or directives thereunder or issued in connection therewith and (y) all requests, rules, regulations, guidelines, interpretations or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or any other United States or foreign regulatory authorities, in each case, pursuant to Basel III, shall, in each case, be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.

“Change of Control” means the occurrence of any of the following events after the Series 2021-A Closing Date: (a) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders or a Parent, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of Hertz, provided that so long as Hertz is a Subsidiary of any Parent, no “person” shall be deemed to be or become a “beneficial owner” of more than 50% of the total voting power of the Voting Stock of Hertz unless such “person” shall be or become a “beneficial owner” of more than 50% of the total voting power of the Voting Stock of such Parent; or (b) Hertz sells or transfers (in one or a series of related transactions) all or substantially all of the assets of Hertz and its Subsidiaries to another Person (other than one or more Permitted Holders) and any “person” (as defined in clause (a) above), other than one or more Permitted Holders or any Parent, is or becomes the “beneficial owner” (as so defined), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the transferee Person in such sale or transfer of assets, as the case may be, provided that so long as such transferee Person is a Subsidiary of a parent Person, no “person” shall be deemed to be or become a “beneficial owner” of more than 50% of the total voting power of the Voting Stock of such surviving or transferee Person unless such “person” shall be or become a “beneficial owner” of more than 50% of the total voting power of the Voting Stock of such parent Person; or (c) Hertz shall cease to own directly 100% of the Capital Stock of HVF; or (d) Hertz shall cease to own directly 100% of the Capital Stock of HVF III; or (e) Hertz shall cease to own directly or indirectly 100% of the Capital Stock of the Nominee on any date on which the Certificate of Title for any Eligible Vehicle is in the name of the Nominee.

“Chapter 11 Exit Date” means June 30, 2021.

“Class A Acquiring Committed Note Purchaser” has the meaning specified in Section 9.3(a)(i) (Class A Assignments).

“Class A Acquiring Investor Group” has the meaning specified in Section 9.3(a)(iii) (Class A Assignments).

“Class A Action” has the meaning specified in Section 9.2(a)(i)(E) (Class A Assignments).

Schedule I-4

“Class A Addendum” means an addendum substantially in the form of Exhibit K-1.

“Class A Additional Investor Group” means, collectively, a Class A Conduit Investor, if any, and the Class A Committed Note Purchaser(s) with respect to such Class A Conduit Investor or, if there is no Class A Conduit Investor with respect to any Class A Investor Group the Class A Committed Note Purchaser(s) with respect to such Class A Investor Group, in each case, that becomes party hereto as of any date after the Series 2021-A Closing Date pursuant to Section 2.1 (Initial Purchase; Additional Series 2021-A Notes) in connection with an increase in the Class A Maximum Principal Amount; provided that, for the avoidance of doubt, a Class A Investor Group that is both a Class A Additional Investor Group and a Class A Acquiring Investor Group shall be deemed to be a Class A Additional Investor Group solely in connection with, and to the extent of, the commitment of such Class A Investor Group that increases the Class A Maximum Principal Amount when such Class A Additional Investor Group becomes a party hereto and Class A Additional Series 2021-A Notes are issued pursuant to Section 2.1 (Initial Purchase; Additional Series 2021-A Notes), and references herein to such a Class A Investor Group as a “Class A Additional Investor Group” shall not include the commitment of such Class A Investor Group as a Class A Acquiring Investor Group (the Class A Maximum Investor Group Principal Amount of any such “Class A Additional Investor Group” shall not include any portion of the Class A Maximum Investor Group Principal Amount of such Class A Investor Group acquired pursuant to an assignment to such Class A Investor Group as a Class A Acquiring Investor Group, whereas references to the Class A Maximum Investor Group Principal Amount of such “Class A Investor Group” shall include the entire Class A Maximum Investor Group Principal Amount of such Class A Investor Group as both a Class A Additional Investor Group and a Class A Acquiring Investor Group).

“Class A Additional Investor Group Initial Principal Amount” means, with respect to each Class A Additional Investor Group, on the effective date of the addition of each member of such Class A Additional Investor Group as a party hereto, the amount scheduled to be advanced by such Class A Additional Investor Group on such effective date, which amount may not exceed the product of (a) the Class A Drawn Percentage (immediately prior to the addition of such Class A Additional Investor Group as a party hereto) and (b) the Class A Maximum Investor Group Principal Amount of such Class A Additional Investor Group on such effective date (immediately after the addition of such Class A Additional Investor Group as parties hereto).

“Class A Additional Series 2021-A Notes” has the meaning specified in Section 2.1(d)(i) (Conditions to Issuance of Additional Series 2021-A Notes).

“Class A Adjusted Advance Rate” means, as of any date of determination, with respect to any Series 2021-A AAA Select Component, a percentage equal to the greater of:

(a)           an amount equal to

(i)              the Class A Baseline Advance Rate with respect to such Series 2021-A AAA Select Component as of such date, minus

(ii)           the Class A Concentration Excess Advance Rate Adjustment as of such date, if any, with respect to such Series 2021-A AAA Select Component, minus

Schedule I-5

(iii)            the Class A MTM/DT Advance Rate Adjustment as of such date, if any, with respect to such Series 2021-A AAA Select Component; and

(b)           zero.

“Class A Adjusted Asset Coverage Threshold Amount” means, as of any date of determination, the greater of (a) the Class A Asset Coverage Threshold Amount and (b) the Class A Adjusted Principal Amount, in each case, as of such date.

“Class A Adjusted Principal Amount” means, as of any date of determination, the excess, if any, of (A) the Class A Principal Amount as of such date over (B) the Series 2021-A Principal Collection Account Amount as of such date.

“Class A Advance” has the meaning specified in Section 2.2(a)(i) (Class A Advance Requests).

“Class A Advance Deficit” has the meaning specified in Section 2.2(a)(vii) (Class A Funding Defaults).

“Class A Advance Request” means, with respect to any Class A Advance requested by HVF III, an advance request substantially in the form of Exhibit J hereto with respect to such Class A Advance.

“Class A Affected Person” has the meaning specified in Section 3.3(a) (Eurodollar Lending Unlawful).

“Class A Asset Coverage Threshold Amount” means, as of any date of determination, an amount equal to the Class A Adjusted Principal Amount divided by the Class A Blended Advance Rate, in each case as of such date.

“Class A Assignment and Assumption Agreement” has the meaning specified in Section 9.3(a)(i) (Class A Assignments).

“Class A Available Delayed Amount Committed Note Purchaser” means, with respect to any Class A Advance, any Class A Committed Note Purchaser that either (i) has not delivered a Class A Delayed Funding Notice with respect to such Class A Advance or (ii) has delivered a Class A Delayed Funding Notice with respect to such Class A Advance, but (x) has a Class A Delayed Amount with respect to such Class A Advance equal to zero and (y) after giving effect to the funding of any amount in respect of such Class A Advance to be made by such Class A Committed Note Purchaser or the Class A Conduit Investor in such Class A Committed Note Purchaser’s Class A Investor Group on the proposed date of such Class A Advance, has a Class A Required Non-Delayed Amount that is greater than zero.

Schedule I-6

“Class A Available Delayed Amount Purchaser” means, with respect to any Class A Advance, any Class A Available Delayed Amount Committed Note Purchaser, or any Class A Conduit Investor in such Class A Available Delayed Amount Committed Note Purchaser’s Class A Investor Group, that funds all or any portion of a Class A Second Delayed Funding Notice Amount with respect to such Class A Advance on the date of such Class A Advance.

“Class A Baseline Advance Rate” means, with respect to each Series 2021-A AAA Select Component, the percentage set forth opposite such Series 2021-A AAA Select Component in the following table:

Series 2021-A AAA Component	Class A Baseline Advance Rate
Series 2021-A Eligible Investment Grade Program Vehicle Amount	81.00%
Series 2021-A Eligible Investment Grade Program Receivable Amount	81.00%
Series 2021-A Eligible Non-Investment Grade Program Vehicle Amount	79.00%
Series 2021-A Eligible Non-Investment Grade (High) Program Receivable Amount	79.00%
Series 2021-A Eligible Non-Investment Grade (Low) Program Receivable Amount	0.00%
Series 2021-A Eligible Investment Grade Non-Program Vehicle Amount	75.25%
Series 2021-A Eligible Non-Investment Grade Non-Program Vehicle Amount	72.00%
Series 2021-A Medium-Duty Truck Amount	65.00%
Cash Amount	100.00%
Series 2021-A Remainder AAA Amount	0.00%

“Class A Base Rate Tranche” means that portion of the Class A Principal Amount purchased or maintained with Class A Advances that bear interest by reference to the Base Rate.

“Class A Blended Advance Rate” means, as of any date of determination the lesser of (i) percentage equivalent of a fraction, the numerator of which is the Class A Blended Advance Rate Weighting Numerator and the denominator of which is the Series 2021-A Blended Advance Rate Weighting Denominator, in each case as of such date and (ii) 75%.

“Class A Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each Series 2021-A AAA Select Component equal to the product of such Series 2021-A AAA Select Component and the Class A Adjusted Advance Rate with respect to such Series 2021-A AAA Select Component, in each case as of such date.

“Class A Commercial Paper” means the promissory notes of each Class A Noteholder issued by such Class A Noteholder in the commercial paper market and allocated to the funding of Class A Advances in respect of the Class A Notes.

“Class A Commitment” means, the obligation of the Class A Committed Note Purchasers included in each Class A Investor Group to fund Class A Advances pursuant to Section 2.2(a) (Class A Advances) in an aggregate stated amount up to the Class A Maximum Investor Group Principal Amount for such Class A Investor Group.

Schedule I-7

“Class A Commitment Percentage” means, on any date of determination, with respect to any Class A Investor Group, the fraction, expressed as a percentage, the numerator of which is such Class A Investor Group’s Class A Maximum Investor Group Principal Amount on such date and the denominator is the Class A Maximum Principal Amount on such date.

“Class A Committed Note Purchaser Percentage” means, with respect to any Class A Committed Note Purchaser, the percentage set forth opposite the name of such Class A Committed Note Purchaser on Schedule II hereto.

“Class A Committed Note Purchaser” has the meaning specified in the Preamble.

“Class A Concentration Adjusted Advance Rate” means as of any date of determination,

(i)            with respect to the Series 2021-A Eligible Investment Grade Non-Program Vehicle Amount, the excess, if any, of the Class A Baseline Advance Rate with respect to such Series 2021-A Eligible Investment Grade Non-Program Vehicle Amount over the Class A Concentration Excess Advance Rate Adjustment with respect to such Series 2021-A Eligible Investment Grade Non-Program Vehicle Amount, in each case as of such date, and

(ii)              with respect to the Series 2021-A Eligible Non-Investment Grade Non-Program Vehicle Amount, the excess, if any, of the Class A Baseline Advance Rate with respect to such Series 2021-A Eligible Non-Investment Grade Non-Program Vehicle Amount over the Class A Concentration Excess Advance Rate Adjustment with respect to such Series 2021-A Eligible Non-Investment Grade Non-Program Vehicle Amount, in each case as of such date.

“Class A Concentration Excess Advance Rate Adjustment” means, with respect to any Series 2021-A AAA Select Component as of any date of determination, the lesser of:

(a)         the percentage equivalent of a fraction, the numerator of which is (I) the product of (A) the portion of the Series 2021-A Concentration Excess Amount, if any, allocated to such Series 2021-A AAA Select Component by HVF III and (B) the Class A Baseline Advance Rate with respect to such Series 2021-A AAA Select Component, and the denominator of which is (II) such Series 2021-A AAA Select Component, in each case as of such date, and

(b)               the Class A Baseline Advance Rate with respect to such Series 2021-A AAA Select Component;

provided that, the portion of the Series 2021-A Concentration Excess Amount allocated pursuant to the preceding clause (a)(I)(A) shall not exceed the portion of such Series 2021-A AAA Select Component that was included in determining whether such Series 2021-A Concentration Excess Amount exists.

“Class A Conduit Assignee” means, with respect to any Class A Conduit Investor, any commercial paper conduit, whose commercial paper has ratings of at least “A-2” from Standard & Poor’s and “P2” from Moody’s, that is administered by the Class A Funding Agent with respect to such Class A Conduit Investor or any Affiliate of such Class A Funding Agent, in each case, designated by such Class A Funding Agent to accept an assignment from such Class A Conduit Investor of the Class A Investor Group Principal Amount or a portion thereof with respect to such Class A Conduit Investor pursuant to Section 9.3(a)(ii) (Class A Assignments).

Schedule I-8

“Class A Conduit Investors” has the meaning specified in the Preamble.

“Class A CP Fallback Rate” means, as of any date of determination and with respect to any Class A Advance funded or maintained by any Class A Funding Agent’s Class A Investor Group through the issuance of Class A Commercial Paper during any Series 2021-A Interest Period, the London Interbank Offered Rate appearing on the BBA Libor Rates Page at approximately 11:00 a.m. (London time) on the first day of such Series 2021-A Interest Period as the rate for dollar deposits with a one-month maturity.

“Class A CP Notes” has the meaning set forth in Section 2.2(a)(iii) (Class A Conduit Investor Funding).

“Class A CP Rate” means, with respect to any Series 2021-A Interest Period (or portion thereof), the per annum rate calculated to yield the “weighted average cost” (as defined below) for such Series 2021-A Interest Period (or portion thereof) in respect to Class A Commercial Paper issued by such Class A Conduit Investor; provided, however, that if any component of such rate is a discount rate, in calculating the Class A CP Rate for such Series 2021-A Interest Period (or portion thereof), the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum shall be used in calculating such component; provided, further, that if the Class A CP Rate as determined herein shall be less than zero, such rate shall be deemed to be zero for purposes of this Series 2021-A Supplement. As used in this definition, “weighted average cost” for any Interest Period (or portion thereof) means the sum (without duplication) of (i) the actual interest accrued during such Series 2021-A Interest Period (or portion thereof) on outstanding Class A Commercial Paper issued by such Class A Conduit Investor (excluding, solely in the case of Chariot Funding, LLC, any Class A Commercial Paper issued to and held by JPMorgan or any affiliate thereof, other than such Class A Commercial Paper held as part of the market making activities of the Class A Commercial Paper dealer of Chariot Funding, LLC), (ii) the commissions of placement agents and dealers in respect of such Class A Commercial Paper, (iii) any note issuance costs attributable to such Class A Commercial Paper not constituting dealer fees or commissions, expressed as an annualized percentage of the aggregate principal component thereof, (iv) the actual interest accrued during such Series 2021-A Interest Period (or portion thereof) on other borrowings by such Class A Conduit Investor (as determined by its managing agent), including to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market, which may include loans from Class A Conduit Investor’s managing agent or its affiliates (such interest rate not to exceed, on any day, the Federal Funds Rate in effect on such day plus 0.50%), and (v) incremental carrying costs incurred with respect to Class A Commercial Paper maturing on dates other than those on which corresponding funds are received by such Class A Conduit Investor, minus any accrual of income net of expenses received from investment of collections received under all receivable purchase facilities funded substantially with Class A Commercial Paper. Notwithstanding anything to the contrary in the preceding provisions of this definition, if any Class A Funding Agent shall fail to notify HVF III and the Administrator of the applicable CP Rate for the Class A Advances made by its Class A Investor Group for the related Series 2021-A Interest Period by 11:00 a.m. (New York City time) on any Determination Date in accordance with Section 3.1(b)(i) (Notice of Interest Rates) of this Series 2021-A Supplement, then the Class A CP Rate with respect to such Class A Funding Agent’s Class A Investor Group for each day during such Series 2021-A Interest Period shall equal the Class A CP Fallback Rate with respect to such Series 2021-A Interest Period.

Schedule I-9

“Class A CP Tranche” means that portion of the Class A Principal Amount purchased or maintained with Class A Advances that bear interest by reference to the Class A CP Rate.

“Class A CP True-Up Payment Amount” has the meaning set forth in Section 3.1(f) (CP True-Up Payment Amount).

“Class A Daily Interest Amount” means, for any day in a Series 2021-A Interest Period, an amount equal to the result of (a) the product of (i) the Class A Note Rate for such Series 2021-A Interest Period and (ii) the Class A Principal Amount as of the close of business on such date divided by (b) 360.

“Class A Decrease” means a Class A Mandatory Decrease or a Class A Voluntary Decrease, as applicable.

“Class A Defaulting Committed Note Purchaser” has the meaning specified in Section 2.2(a)(vii) (Class A Funding Defaults).

“Class A Deficiency Amount” has the meaning specified in Section 3.1(c)(ii) (Payment of Interest; Funding Agent Failure to Provide Rate).

“Class A Delayed Amount” has the meaning specified in Section 2.2(a)(v)(A) (Class A Delayed Funding Procedures).

“Class A Delayed Funding Date” has the meaning specified in Section 2.2(a)(v)(A) (Class A Delayed Funding Procedures).

“Class A Delayed Funding Notice” has the meaning specified in Section 2.2(a)(v)(A) (Class A Delayed Funding Procedures).

“Class A Delayed Funding Purchaser” means, as of any date of determination, each Class A Committed Note Purchaser party to this Series 2021-A Supplement.

“Class A Delayed Funding Reimbursement Amount” means, with respect to any Class A Delayed Funding Purchaser, with respect to the portion of the Class A Delayed Amount of such Class A Delayed Funding Purchaser funded by the Class A Available Delayed Amount Purchaser(s) on the date of the Class A Advance related to such Class A Delayed Amount, an amount equal to the excess, if any, of (a) such portion of the Class A Delayed Amount funded by the Class A Available Delayed Amount Purchaser(s) on the date of the Class A Advance related to such Class A Delayed Amount over (b) the amount, if any, by which the portion of any payment of principal (including any Class A Decrease), if any, made by HVF III to each such Class A Available Delayed Amount Purchaser on any date during the period from and including the date of the Advance related to such Class A Delayed Amount to but excluding the Class A Delayed Funding Date for such Class A Delayed Amount, was greater than what it would have been had such portion of the Class A Delayed Amount been funded by such Class A Delayed Funding Purchaser on such Class A Advance Date.

Schedule I-10

“Class A Designated Delayed Advance” has the meaning specified in Section 2.2(a)(v)(A) (Class A Delayed Funding Procedures).

“Class A Drawn Percentage” means, as of any date of determination, a fraction expressed as a percentage, the numerator of which is the Class A Principal Amount and the denominator of which is the Class A Maximum Principal Amount, in each case as of such date.

“Class A Eurodollar Tranche” means that portion of the Class A Principal Amount purchased or maintained with Class A Advances that bear interest by reference to the Eurodollar Rate (Reserve Adjusted).

“Class A Excess Principal Event” shall be deemed to have occurred if, on any date, the Class A Principal Amount as of such date exceeds the Class A Maximum Principal Amount as of such date.

“Class A Fee Letter” means each fee letter, dated as of the Series 2021-A Closing Date, designated as a “Class A Fee Letter” by HVF III and the Class A Committed Note Purchasers party thereto, setting forth the payment of certain fees with respect to the arranging and structuring of the transactions hereunder and the commitments of such Class A Committed Note Purchasers.

“Class A Funding Agent” has the meaning specified in the Preamble.

“Class A Funding Conditions” means, with respect to any Class A Advance requested by HVF III pursuant to Section 2.2 (Advances), the following shall be true and correct both immediately before and immediately after giving effect to such Class A Advance:

(a)            the representations and warranties of HVF III set out in Article VII (Covenants) of the Base Indenture and the representations and warranties of HVF III and the Administrator set out in Article VI (Representations and Warranties; Covenants; Closing Conditions) of this Series 2021-A Supplement and the representations and warranties of the Nominee set out in Article XII of the Nominee Agreement, in each case, shall be true and accurate as of the date of such Class A Advance with the same effect as though made on that date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

(b)            the related Funding Agent shall have received an executed Class A Advance Request certifying as to the current Aggregate Asset Amount, delivered in accordance with the provisions of Section 2.2 (Advances);

(c)         no Class A Excess Principal Event is continuing; provided that, solely for purposes of calculating whether a Class A Excess Principal Event is continuing under this clause (c), the Class A Principal Amount shall be deemed to be increased by all Class A Delayed Amounts, if any, that any Class A Delayed Funding Purchaser(s) in a Class A Investor Group are required to fund on a Class A Delayed Funding Date that is scheduled to occur after the date of such requested Class A Advance that have not been funded on or prior to the date of such requested Class A Advance;

Schedule I-11

(d)            no Amortization Event or Potential Amortization Event, in each case with respect to the Series 2021-A Notes, exists;

(e)            if such Class A Advance is in connection with any issuance of Class A Additional Notes or any Class A Investor Group Maximum Principal Increase, then the amount of such issuance or increase shall be equal to or greater than $2,500,000 and integral multiples of $100,000 in excess thereof;

(f)             the Series 2021-A Revolving Period is continuing; and

(g)          the representations and warranties of HVF III set out in the Lease Related Documents with respect to HVF III shall be true and accurate as of the date of such Class A Advance with the same effect as though made on that date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

“Class A Initial Advance Amount” means, with respect to any Class A Noteholder, the amount specified as such on Schedule II hereto with respect to such Class A Noteholder.

“Class A Initial Investor Group Principal Amount” means, with respect to each Class A Investor Group, the amount set forth and specified as such opposite the name of the Class A Committed Note Purchaser included in such Class A Investor Group on Schedule II hereto.

“Class A Investor Group” means, (i) collectively, a Class A Conduit Investor, if any, and the Class A Committed Note Purchaser(s) with respect to such Class A Conduit Investor or, if there is no Class A Conduit Investor with respect to any Class A Investor Group, the Class A Committed Note Purchaser(s) with respect to such Class A Investor Group, in each case, party hereto as of the Series 2021-A Closing Date and (ii) any Class A Additional Investor Group.

“Class A Investor Group Maximum Principal Increase” has the meaning specified in Section 2.1(c)(i) (Class A Investor Group Maximum Principal Increase).

“Class A Investor Group Maximum Principal Increase Addendum” means an addendum substantially in the form of Exhibit M-1.

“Class A Investor Group Maximum Principal Increase Amount” means, with respect to each Class A Investor Group Maximum Principal Increase, on the effective date of any Class A Investor Group Maximum Principal Increase with respect to any Class A Investor Group, the amount scheduled to be advanced by such Class A Investor Group on such effective date, which amount may not exceed the product of (a) the Class A Drawn Percentage (immediately prior to the effectiveness of such Class A Investor Group Maximum Principal Increase) and (b) the amount of such Class A Investor Group Maximum Principal Increase.

Schedule I-12

“Class A Investor Group Principal Amount” means, as of any date of determination with respect to any Class A Investor Group, the result of: (i) if such Class A Investor Group is a Class A Additional Investor Group, such Class A Investor Group’s Class A Additional Investor Group Initial Principal Amount, and otherwise, such Class A Investor Group’s Class A Initial Investor Group Principal Amount, plus (ii) the Class A Investor Group Maximum Principal Increase Amount with respect to each Class A Investor Group Maximum Principal Increase applicable to such Class A Investor Group, if any, on or prior to such date, plus (iii) the principal amount of the portion of all Class A Advances funded by such Class A Investor Group on or prior to such date (excluding, for the avoidance of doubt, any Class A Initial Advance Amount from the calculation of such Class A Advances), minus (iv) the amount of principal payments (whether pursuant to a Class A Decrease, a redemption or otherwise) made to such Class A Investor Group pursuant to this Series 2021-A Supplement on or prior to such date, plus (v) the amount of principal payments recovered from such Class A Investor Group by a trustee as a preference payment in a bankruptcy proceeding of HVF III or otherwise on or prior to such date.

“Class A Investor Group Supplement” has the meaning specified in Section 9.3(a)(iii) (Class A Assignments).

“Class A Majority Program Support Providers” means, with respect to the related Class A Investor Group, Class A Program Support Providers holding more than 50% of the aggregate commitments of all Class A Program Support Providers.

“Class A Mandatory Decrease” has the meaning specified in Section 2.3(b)(i) (Obligation to Decrease Class A Notes).

“Class A Mandatory Decrease Amount” has the meaning specified in Section 2.3(b)(i) (Obligation to Decrease Class A Notes).

“Class A Maximum Investor Group Principal Amount” means, with respect to each Class A Investor Group as of any date of determination, the amount specified as such for such Class A Investor Group on Schedule II hereto for such date of determination, as such amount may be increased or decreased from time to time in accordance with the terms hereof; provided that, on any day after the occurrence and during the continuance of an Amortization Event with respect to the Series 2021-A Notes, the Class A Maximum Investor Group Principal Amount with respect to each Class A Investor Group shall not exceed the Class A Investor Group Principal Amount for such Class A Investor Group.

“Class A Maximum Principal Amount” means $2,812,500,000; provided that such amount may be (i) reduced at any time and from time to time by HVF III upon notice to each Series 2021-A Noteholder, the Program Agent, each Conduit Investor and each Committed Note Purchaser in accordance with the terms of this Series 2021-A Supplement, or (ii) increased at any time and from time to time upon (a) a Class A Additional Investor Group becoming party to this Series 2021-A Supplement in accordance with the terms hereof or (b) the effective date for any Class A Investor Group Maximum Principal Increase.

“Class A Monthly Default Interest Amount” means, with respect to any Payment Date, an amount equal to the sum of (i) an amount equal to the product of (x) 2.0%, (y) the result of (a) the sum of the Class A Principal Amount as of each day during the related Series 2021-A Interest Period (after giving effect to any increases or decreases to the Class A Principal Amount on such day) during which an Amortization Event with respect to the Series 2021-A Notes has occurred and is continuing divided by (b) the actual number of days in the related Series 2021-A Interest Period during which an Amortization Event with respect to the Series 2021-A Notes has occurred and is continuing, and (z) the result of (a) the actual number of days in the related Series 2021-A Interest Period during which an Amortization Event with respect to the Series 2021-A Notes has occurred and is continuing divided by (b) 360 plus (ii) all previously due and unpaid amounts described in clause (i) with respect to prior Series 2021-A Interest Periods (together with interest on such unpaid amounts required to be paid in this clause (ii) at the rate specified in clause (i)).

Schedule I-13

“Class A Monthly Interest Amount” means, with respect to any Payment Date, an amount equal to the sum of: (i) the Class A Daily Interest Amount for each day in the Series 2021-A Interest Period ending on the Determination Date related to such Payment Date; plus (ii) all previously due and unpaid amounts described in clause (i) with respect to prior Series 2021-A Interest Periods (together with interest on such unpaid amounts required to be paid in this clause (ii) at the Class A Note Rate); plus (iii) the Class A Undrawn Fee with respect to each Class A Investor Group for such Payment Date; plus (iv) the applicable Class A Program Fee with respect to each Class A Investor Group for such Payment Date; plus (v) the Class A CP True-Up Payment Amounts, if any, owing to each Class A Noteholder on such Payment Date.

“Class A MTM/DT Advance Rate Adjustment” means, as of any date of determination,

(a)            with respect to the Series 2021-A Eligible Investment Grade Non-Program Vehicle Amount, a percentage equal to the product of (i) the Series 2021-A Failure Percentage as of such date and (ii) the Class A Concentration Adjusted Advance Rate with respect to the Series 2021-A Eligible Investment Grade Non-Program Vehicle Amount, in each case as of such date;

(b)            with respect to the Series 2021-A Eligible Non-Investment Grade Non-Program Vehicle Amount, a percentage equal to the product of (i) the Series 2021-A Failure Percentage as of such date and (ii) the Class A Concentration Adjusted Advance Rate with respect to the Series 2021-A Eligible Non-Investment Grade Non-Program Vehicle Amount, in each case as of such date; and

(c)            with respect to any other Series 2021-A AAA Component, zero.

“Class A Non-Consenting Purchaser” has the meaning specified in Section 9.2(a)(i)(E) (Replacement of Class A Investor Group).

“Class A Non-Defaulting Committed Note Purchaser” has the meaning specified in Section 2.2(a)(vii) (Class A Funding Defaults).

“Class A Non-Delayed Amount” means, with respect to any Class A Delayed Funding Purchaser and a Class A Advance for which the Class A Delayed Funding Purchaser delivered a Class A Delayed Funding Notice, an amount equal to the excess of such Class A Delayed Funding Purchaser’s ratable portion of such Class A Advance over its Class A Delayed Amount in respect of such Class A Advance.

“Class A Note Rate” means, for any Series 2021-A Interest Period, the weighted average of the sum of (a) the weighted average (by outstanding principal balance) of the Class A CP Rates applicable to the Class A CP Tranche (provided that if weighted average of such Class A CP Rates is less than 0.00%, such rate will be deemed to be 0.00%), (b) the Eurodollar Rate (Reserve Adjusted) applicable to the Class A Eurodollar Tranche; (provided that if the Eurodollar Rate is less than 0.00%, such rate will be deemed to be 0.00%) and (c) the Base Rate applicable to the Class A Base Rate Tranche plus 0.50%; provided, however, that the Class A Note Rate will in no event be higher than the maximum rate permitted by applicable law.

Schedule I-14

“Class A Note Repurchase Amount” has the meaning specified in Section 11.1 (Optional Repurchase of the Series 2021-A Notes).

“Class A Noteholder” means each Person in whose name a Class A Note is registered in the Note Register.

“Class A Notes” means any one of the Series 2021-A Variable Funding Rental Car Asset Backed Notes, Class A, executed by HVF III and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

“Class A Participants” has the meaning specified in Section 9.3(a)(iv) (Class A Assignments).

“Class A Permitted Delayed Amount” is defined in Section 2.2(a)(v)(A) (Funding Class A Advances).

“Class A Permitted Required Non-Delayed Percentage” means, 10% or 25%.

“Class A Potential Terminated Purchaser” has the meaning specified in Section 9.2(a)(i) (Replacement of Class A Investor Group).

“Class A Principal Amount” means, when used with respect to any date, an amount equal to the sum of the Class A Investor Group Principal Amount as of such date with respect to each Class A Investor Group as of such date; provided that, during the Series 2021-A Revolving Period, for purposes of determining the “Required Series Noteholders” under the Base Indenture, the “Majority Indenture Investors” under the Base Indenture or whether or not the Series 2021-A Required Noteholders have given any consent, waiver, direction or instruction, the Class A Principal Amount held by each Class A Noteholder shall be deemed to include, without double counting, such Class A Noteholder’s undrawn portion of the “Class A Maximum Investor Group Principal Amount” (i.e., the unutilized purchase commitments with respect to the Class A Notes under this Series 2021-A Supplement) for such Class A Noteholder’s Class A Investor Group.

“Class A Program Fee” means, with respect to each Payment Date and each Class A Investor Group, an amount equal to the sum with respect to each day in the related Series 2021-A Interest Period of the product of:

(a)            the Class A Program Fee Rate for such Class A Investor Group (or, if applicable, Class A Program Fee Rate for the related Class A Conduit Investor and Class A Committed Note Purchaser in such Class A Investor Group, respectively, if each of such Class A Conduit Investor and Class A Committed Note Purchaser is funding a portion of such Class A Investor Group’s Class A Investor Group Principal Amount) for such day, and

Schedule I-15

(b)           the Class A Investor Group Principal Amount for such Class A Investor Group (or, if applicable, the portion of the Class A Investor Group Principal Amount for the related Class A Conduit Investor and Class A Committed Note Purchaser in such Class A Investor Group, respectively, if each of such Class A Conduit Investor and Class A Committed Note Purchaser is funding a portion of such Class A Investor Group’s Class A Investor Group Principal Amount) for such day (after giving effect to all Class A Advances and Class A Decreases on such day), and

(c)            1/360.

“Class A Program Fee Letter” means, with respect to each Class A Conduit Investor or Class A Committed Note Purchaser that certain fee letter, dated as of the Series 2021-A Closing Date, by and among each Class A Conduit Investor or Class A Committed Note Purchaser, in each case, party thereto, and HVF III setting forth the definition of Class A Program Fee Rate and the definition of Class A Undrawn Fee Rate with respect to such Class A Class A Conduit Investor or Class A Committed Note Purchaser.

“Class A Program Fee Rate” has the meaning specified in the applicable Class A Program Fee Letter.

“Class A Program Support Agreement” means any agreement entered into by any Class A Program Support Provider in respect of any Class A Commercial Paper and/or Class A Note providing for the issuance of one or more letters of credit for the account of a Class A Committed Note Purchaser or a Class A Conduit Investor, the issuance of one or more insurance policies for which a Class A Committed Note Purchaser or a Class A Conduit Investor is obligated to reimburse the applicable Class A Program Support Provider for any drawings thereunder, the sale by a Class A Committed Note Purchaser or a Class A Conduit Investor to any Class A Program Support Provider of the Class A Notes (or portions thereof or interests therein) and/or the making of loans and/or other extensions of credit to a Class A Committed Note Purchaser or a Class A Conduit Investor in connection with such Class A Conduit Investor’s securitization program, together with any letter of credit, insurance policy or other instrument issued thereunder or guaranty thereof (but excluding any discretionary advance facility provided by a Class A Committed Note Purchaser).

“Class A Program Support Provider” means any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, a Class A Committed Note Purchaser or a Class A Conduit Investor in respect of such Class A Committed Note Purchaser’s or Class A Conduit Investor’s Class A Commercial Paper and/or Class A Note, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Class A Conduit Investor’s securitization program as it relates to any Class A Commercial Paper issued by such Class A Conduit Investor, in each case pursuant to a Class A Program Support Agreement and any guarantor of any such person; provided that, no Disqualified Party shall be a “Class A Program Support Provider” without the prior written consent of an Authorized Officer of HVF III, which consent may be withheld for any reason in HVF III’s sole and absolute discretion.

“Class A Replacement Purchaser” has the meaning specified in Section 9.2(a)(i) (Replacement of Class A Investor Group).

Schedule I-16

“Class A Required Non-Delayed Amount” means, with respect to a Class A Delayed Funding Purchaser and a proposed Class A Advance, the excess, if any, of (a) the Class A Required Non-Delayed Percentage of such Class A Delayed Funding Purchaser’s Class A Maximum Investor Group Principal Amount as of the date of such proposed Class A Advance over (b) with respect to each previously Class A Designated Delayed Advance of such Class A Delayed Funding Purchaser with respect to which the related Class A Advance occurred during the 35 days preceding the date of such proposed Class A Advance, if any, the sum of, with respect to each such previously Class A Designated Delayed Advance for which the related Class A Delayed Funding Date will not have occurred on or prior to the date of such proposed Class A Advance, the Class A Non-Delayed Amount with respect to each such previously Class A Designated Delayed Advance.

“Class A Required Non-Delayed Percentage” means, as of the Series 2021-A Closing Date, 10%, and as of any date thereafter, the Class A Permitted Required Non-Delayed Percentage most recently specified in a written notice delivered by HVF III to the Program Agent, each Class A Funding Agent, each Class A Committed Note Purchaser and each Class A Conduit Investor at least 35 days prior to the effective date specified therein.

“Class A Second Delayed Funding Notice” is defined in Section 2.2(a)(v)(C) (Class A Delayed Funding Procedures).

“Class A Second Delayed Funding Notice Amount” has the meaning specified in Section 2.2(a)(v)(C) (Class A Delayed Funding Procedures).

“Class A Second Permitted Delayed Amount” is defined in Section 2.2(a)(v)(C) (Class A Delayed Funding Procedures).

“Class A Terminated Purchaser” has the meaning specified in Section 9.2(a)(i) (Replacement of Class A Investor Group).

“Class A Transferee” has the meaning specified in Section 9.3(a)(v) (Class A Assignments).

“Class A Undrawn Fee” means:

(a)                with respect to each Payment Date on or prior to the Series 2021-A Commitment Termination Date and each Class A Investor Group, an amount equal to the sum with respect to each day in the Series 2021-A Interest Period of the product of:

(i)                 the Class A Undrawn Fee Rate for such Class A Investor Group for such day, and

(ii)               the excess, if any, of (i) the Class A Maximum Investor Group Principal Amount for the related Class A Investor Group over (ii) the Class A Investor Group Principal Amount for the related Class A Investor Group (after giving effect to all Class A Advances and Class A Decreases on such day), in each case for such day, and

(iii)              1/360, and

(b)                with respect to each Payment Date following the Series 2021-A Commitment Termination Date, zero.

Schedule I-17

“Class A Undrawn Fee Rate” has the meaning specified in the Class A Program Fee Letter.

“Class A Up-Front Fee” has the meaning specified in Section 3.2(b) (Up-Front Fees).

“Class A Voluntary Decrease” has the meaning specified in Section 2.3(c)(i) (Procedures for Class A Voluntary Decrease).

“Class A Voluntary Decrease Amount” has the meaning specified in Section 2.3(c)(i) (Procedures for Class A Voluntary Decrease).

“Class A/B Adjusted Principal Amount” means, as of any date of determination, the excess, if any, of (A) the sum of (i) the Class A Principal Amount as of such date and (ii) the Class B Principal Amount as of such date over (B) the Series 2021-A Principal Collection Account Amount as of such date.

“Class B Action” has the meaning specified in Section 9.2(b)(i)(E) (Replacement of Class B Investor Group).

“Class B Addendum” means an addendum substantially in the form of Exhibit K-2.

“Class B Additional Investor Group” means, collectively, a Class B Conduit Investor, if any, and the Class B Committed Note Purchaser(s) with respect to such Class B Conduit Investor or, if there is no Class B Conduit Investor with respect to any Class B Investor Group the Class B Committed Note Purchaser(s) with respect to such Class B Investor Group, in each case, that becomes party hereto as of any date after the Series 2021-A Closing Date pursuant to Section 2.1 (Initial Purchase; Additional Series 2021-A Notes) in connection with an increase in the Class B Principal Amount; provided that, for the avoidance of doubt, a Class B Investor Group that is both a Class B Additional Investor Group and a Class B Acquiring Investor Group shall be deemed to be a Class B Additional Investor Group solely in connection with, and to the extent of, the commitment of such Class B Investor Group that increases the Class B Principal Amount when such Class B Additional Investor Group becomes a party hereto and Class B Additional Series 2021-A Notes are issued pursuant to Section 2.1 (Initial Purchase; Additional Series 2021-A Notes), and references herein to such a Class B Investor Group as a “Class B Additional Investor Group” shall not include the commitment of such Class B Investor Group as a Class B Acquiring Investor Group (the Class B Investor Group Principal Amount of any such “Class B Additional Investor Group” shall not include any portion of the Class B Investor Group Principal Amount of such Class B Investor Group acquired pursuant to an assignment to such Class B Investor Group as a Class B Acquiring Investor Group, whereas references to the Class B Investor Group Principal Amount of such “Class B Investor Group” shall include the entire Class B Investor Group Principal Amount of such Class B Investor Group as both a Class B Additional Investor Group and a Class B Acquiring Investor Group).

“Class B Additional Investor Group Principal Amount” means, with respect to each Class B Additional Investor Group, on the effective date of the addition of each member of such Class B Additional Investor Group as a party hereto, the amount scheduled to be advanced by such Class B Additional Investor Group on such effective date.

“Class B Additional Series 2021-A Notes” has the meaning specified in Section 2.1(d)(ii) (Conditions to Issuance of Additional Series 2021-A Notes).

Schedule I-18

“Class B Adjusted Advance Rate” means, as of any date of determination, with respect to any Series 2021-A AAA Select Component, a percentage equal to the greater of:

(a)                an amount equal to

(i)                 the Class B Baseline Advance Rate with respect to such Series 2021-A AAA Select Component as of such date, minus

(ii)               the Class B Concentration Excess Advance Rate Adjustment as of such date, if any, with respect to such Series 2021-A AAA Select Component, minus

(iii)             the Class B MTM/DT Advance Rate Adjustment as of such date, if any, with respect to such Series 2021-A AAA Select Component; and

(b)                zero.

“Class B Adjusted Asset Coverage Threshold Amount” means, as of any date of determination, the greater of (a) the Class B Asset Coverage Threshold Amount and (b) the Class A/B Adjusted Principal Amount, in each case, as of such date.

“Class B Advance” has the meaning specified in the recitals.

“Class B Advance Amount” means, with respect to any Class B Noteholder, the amount specified as such on Schedule IV hereto with respect to such Class B Noteholder.

“Class B Asset Coverage Threshold Amount” means, as of any date of determination, an amount equal to the Class A/B Adjusted Principal Amount divided by the Class B Blended Advance Rate, in each case as of such date.

“Class B Baseline Advance Rate” means, with respect to each Series 2021-A AAA Select Component, the percentage set forth opposite such Series 2021-A AAA Select Component in the following table:

Series 2021-A AAA Component	Class B Baseline Advance Rate
Series 2021-A Eligible Investment Grade Program Vehicle Amount	85.00%
Series 2021-A Eligible Investment Grade Program Receivable Amount	85.00%
Series 2021-A Eligible Non-Investment Grade Program Vehicle Amount	83.00%
Series 2021-A Eligible Non-Investment Grade (High) Program Receivable Amount	83.00%
Series 2021-A Eligible Non-Investment Grade (Low) Program Receivable Amount	0.00%
Series 2021-A Eligible Investment Grade Non-Program Vehicle Amount	81.00%
Series 2021-A Eligible Non-Investment Grade Non-Program Vehicle Amount	77.00%
Series 2021-A Medium-Duty Truck Amount	65.00%
Cash Amount	100.00%
Series 2021-A Remainder AAA Amount	0.00%

Schedule I-19

“Class B Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Class B Blended Advance Rate Weighting Numerator and the denominator of which is the Series 2021-A Blended Advance Rate Weighting Denominator, in each case as of such date..

“Class B Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each Series 2021-A AAA Select Component equal to the product of such Series 2021-A AAA Select Component and the Class B Adjusted Advance Rate with respect to such Series 2021-A AAA Select Component, in each case as of such date.

“Class B Commercial Paper” means the promissory notes of each Class B Noteholder issued by such Class B Noteholder in the commercial paper market to fund its Class B Notes.

“Class B Committed Note Purchaser Percentage” means, with respect to any Class B Committed Note Purchaser, the percentage set forth opposite the name of such Class B Committed Note Purchaser on Schedule IV hereto.

“Class B Committed Note Purchaser” has the meaning specified in the Preamble.

“Class B Concentration Adjusted Advance Rate” means as of any date of determination,

(i)               with respect to the Series 2021-A Eligible Investment Grade Non-Program Vehicle Amount, the excess, if any, of the Class B Baseline Advance Rate with respect to such Series 2021-A Eligible Investment Grade Non-Program Vehicle Amount over the Class B Concentration Excess Advance Rate Adjustment with respect to such Series 2021-A Eligible Investment Grade Non-Program Vehicle Amount, in each case as of such date, and

(ii)               with respect to the Series 2021-A Eligible Non-Investment Grade Non-Program Vehicle Amount, the excess, if any, of the Class B Baseline Advance Rate with respect to such Series 2021-A Eligible Non-Investment Grade Non-Program Vehicle Amount over the Class B Concentration Excess Advance Rate Adjustment with respect to such Series 2021-A Eligible Non-Investment Grade Non-Program Vehicle Amount, in each case as of such date.

“Class B Concentration Excess Advance Rate Adjustment” means, with respect to any Series 2021-A AAA Select Component as of any date of determination, the lesser of:

(a)                the percentage equivalent of a fraction, the numerator of which is (I) the product of (A) the portion of the Series 2021-A Concentration Excess Amount, if any, allocated to such Series 2021-A AAA Select Component by HVF III and (B) the Class B Baseline Advance Rate with respect to such Series 2021-A AAA Select Component, and the denominator of which is (II) such Series 2021-A AAA Select Component, in each case as of such date, and

Schedule I-20

(b)                the Class B Baseline Advance Rate with respect to such Series 2021-A AAA Select Component;

provided that, the portion of the Series 2021-A Concentration Excess Amount allocated pursuant to the preceding clause (a)(I)(A) shall not exceed the portion of such Series 2021-A AAA Select Component that was included in determining whether such Series 2021-A Concentration Excess Amount exists.

“Class B Conduit Assignee” means, with respect to any Class B Conduit Investor, any commercial paper conduit, whose commercial paper has ratings of at least “A-2” from Standard & Poor’s and “P2” from Moody’s, that is administered by the Class B Funding Agent with respect to such Class B Conduit Investor or any Affiliate of such Class B Funding Agent, in each case, designated by such Class B Funding Agent to accept a transfer from such Class B Conduit Investor of the Class B Investor Group Principal Amount or a portion thereof with respect to such Class B Conduit Investor pursuant to Section 9.3(b) (Class B Transfers).

“Class B Conduit Investors” has the meaning specified in the Preamble.

“Class B Daily Interest Amount” means, for any day in a Series 2021-A Interest Period, an amount equal to the result of (a) the product of (i) the Class B Note Rate for such Series 2021-A Interest Period and (ii) the Class B Principal Amount as of the close of business on such date divided by (b) 360.

“Class B Deficiency Amount” has the meaning specified in Section 3.1(c)(ii) (Payment of Interest; Funding Agent Failure to Provide Rate).

“Class B Funding Agent” has the meaning specified in the Preamble.

“Class B Investor Group Principal Amount” means, with respect to each Class B Investor Group, the amount set forth and specified as such opposite the name of the Class B Committed Note Purchaser included in such Class B Investor Group on Schedule IV hereto.

“Class B Investor Group” means, (i) collectively, a Class B Conduit Investor, if any, and the Class B Committed Note Purchaser(s) with respect to such Class B Conduit Investor or, if there is no Class B Conduit Investor with respect to any Class B Investor Group, the Class B Committed Note Purchaser(s) with respect to such Class B Investor Group, in each case, party hereto as of the Series 2021-A Closing Date and (ii) any Class B Additional Investor Group.

“Class B Investor Group Principal Increase” has the meaning specified in Section 2.1(c)(ii) (Class B Investor Group Principal Increase).

“Class B Investor Group Principal Increase Addendum” means an addendum substantially in the form of Exhibit M-2.

“Class B Investor Group Principal Increase Amount” means, with respect to each Class B Investor Group Principal Increase, on the effective date of any Class B Investor Group Principal Increase with respect to any Class B Investor Group, the amount scheduled to be advanced by such Class B Investor Group on such effective date.

Schedule I-21

“Class B Investor Group Principal Amount” means, as of any date of determination with respect to any Class B Investor Group, the result of: (i) the aggregate amount of Class B Advances made by such Class B Investor Group minus (ii) the amount of principal payments (whether pursuant to a redemption or otherwise) made to such Class B Investor Group pursuant to this Series 2021-A Supplement on or prior to such date, plus (iii) the amount of principal payments recovered from such Class B Investor Group by a trustee as a preference payment in a bankruptcy proceeding of HVF III or otherwise on or prior to such date.

“Class B Monthly Default Interest Amount” means, with respect to any Payment Date , an amount equal to the sum of (i) an amount equal to the product of (x) 2.0%, (y) the result of (a) the sum of the Class B Principal Amount as of each day during the related Series 2021-A Interest Period (after giving effect to any increases or decreases to the Class B Principal Amount on such day) during which an Amortization Event with respect to the Series 2021-A Notes has occurred and is continuing divided by (b) the actual number of days in the related Series 2021-A Interest Period during which an Amortization Event with respect to the Series 2021-A Notes has occurred and is continuing, and (z) the result of (a) the actual number of days in the related Series 2021-A Interest Period during which an Amortization Event with respect to the Series 2021-A Notes has occurred and is continuing divided by (b) 360 plus (ii) all previously due and unpaid amounts described in clause (i) with respect to prior Series 2021-A Interest Periods (together with interest on such unpaid amounts required to be paid in this clause (ii) at the rate specified in clause (i)).

“Class B Monthly Interest Amount” means, with respect to any Payment Date, an amount equal to the sum of: (i) the Class B Daily Interest Amount for each day in the Series 2021-A Interest Period ending on the Determination Date related to such Payment Date; plus (ii) all previously due and unpaid amounts described in clause (i) with respect to prior Series 2021-A Interest Periods (together with interest on such unpaid amounts required to be paid in this clause (ii) at the Class B Note Rate).

“Class B MTM/DT Advance Rate Adjustment” means, as of any date of determination,

(a)                with respect to the Series 2021-A Eligible Investment Grade Non-Program Vehicle Amount, a percentage equal to the product of (i) the Series 2021-A Failure Percentage as of such date and (ii) the Class B Concentration Adjusted Advance Rate with respect to the Series 2021-A Eligible Investment Grade Non-Program Vehicle Amount, in each case as of such date;

(b)             with respect to the Series 2021-A Eligible Non-Investment Grade Non-Program Vehicle Amount, a percentage equal to the product of (i) the Series 2021-A Failure Percentage as of such date and (ii) the Class B Concentration Adjusted Advance Rate with respect to the Series 2021-A Eligible Non-Investment Grade Non-Program Vehicle Amount, in each case as of such date; and

(c)                  with respect to any other Series 2021-A AAA Component, zero.

“Class B Non-Consenting Purchaser” has the meaning specified in Section 9.2(b)(i)(E) (Replacement of Class B Investor Group).

“Class B Note Rate” means, for any Series 2021-A Interest Period for the Class B Notes, a rate agreed to in writing between HVF III and each Class B Noteholder.

Schedule I-22

“Class B Note Repurchase Amount” has the meaning specified in Section 11.1 (Optional Repurchase of the Series 2021-A Notes).

“Class B Noteholder” means each Person in whose name a Class B Note is registered in the Note Register.

“Class B Notes” means any one of the Series 2021-A Variable Funding Rental Car Asset Backed Notes, Class B, executed by HVF III and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

“Class B Potential Terminated Purchaser” has the meaning specified in Section 9.2(b)(i) (Replacement of Class B Investor Group).

“Class B Principal Amount” means, when used with respect to any date, an amount equal to the sum of the Class B Investor Group Principal Amount as of such date with respect to each Class B Investor Group as of such date.

“Class B Program Support Agreement” means any agreement entered into by any Class B Program Support Provider in respect of any Class B Commercial Paper and/or Class B Note providing for the issuance of one or more letters of credit for the account of a Class B Committed Note Purchaser or a Class B Conduit Investor, the issuance of one or more insurance policies for which a Class B Committed Note Purchaser or a Class B Conduit Investor is obligated to reimburse the applicable Class B Program Support Provider for any drawings thereunder, the sale by a Class B Committed Note Purchaser or a Class B Conduit Investor to any Class B Program Support Provider of the Class B Notes (or portions thereof or interests therein) and/or the making of loans and/or other extensions of credit to a Class B Committed Note Purchaser or a Class B Conduit Investor in connection with such Class B Conduit Investor’s securitization program, together with any letter of credit, insurance policy or other instrument issued thereunder or guaranty thereof (but excluding any discretionary advance facility provided by a Class B Committed Note Purchaser).

“Class B Program Support Provider” means any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, a Class B Committed Note Purchaser or a Class B Conduit Investor in respect of such Class B Committed Note Purchaser’s or Class B Conduit Investor’s Class B Commercial Paper and/or Class B Note, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Class B Conduit Investor’s securitization program as it relates to any Class B Commercial Paper issued by such Class B Conduit Investor, in each case pursuant to a Class B Program Support Agreement and any guarantor of any such person; provided that, no Disqualified Party shall be a “Class B Program Support Provider” without the prior written consent of an Authorized Officer of HVF III, which consent may be withheld for any reason in HVF III’s sole and absolute discretion.

“Class B Replacement Purchaser” has the meaning specified in Section 9.2(b)(i) (Replacement of Class B Investor Group).

“Class B Terminated Purchaser” has the meaning specified in Section 9.2(b)(i) (Replacement of Class B Investor Group).

Schedule I-23

“Class B Up-Front Fee” for each Class B Committed Note Purchaser has the meaning specified in the Class B Up-Front Fee Letter, if any, for such Class B Committed Note Purchaser.

“Class B Up-Front Fee Letter” means, with respect to a Class B Committed Note Purchaser that certain fee letter, dated as of the Series 2021-A Closing Date, by and among each Class B Committed Note Purchaser and each Class B Funding Agent party thereto, and HVF III setting forth the definition of Class B Up-Front Fee with respect to such Class B Committed Note Purchaser.

“Class RR Acquiring Committed Note Purchaser” has the meaning specified in Section 9.3(c)(i) (Class RR Assignments).

“Class RR Additional Series 2021-A Notes” has the meaning specified in Section 2.1(d)(iii) (Conditions to Issuance of Additional Series 2021-A Notes).

“Class RR Adjusted Advance Rate” means, as of any date of determination, with respect to any Series 2021-A AAA Select Component, a percentage equal to the greater of:

(a)                an amount equal to

(i)              the Class RR Baseline Advance Rate with respect to such Series 2021-A AAA Select Component as of such date, minus

(ii)             the Class RR Concentration Excess Advance Rate Adjustment as of such date, if any, with respect to such Series 2021-A AAA Select Component, minus

(iii)            the Class RR MTM/DT Advance Rate Adjustment as of such date, if any, with respect to such Series 2021-A AAA Select Component; and

(b)                zero.

“Class RR Asset Coverage Threshold Amount” means, as of any date of determination, an amount equal to the Series 2021-A Adjusted Principal Amount divided by the Class RR Blended Advance Rate, in each case as of such date.

“Class RR Assignment and Assumption Agreement” has the meaning specified in Section 9.3(c)(i) (Class RR Assignments).

“Class RR Adjusted Principal Amount” means, as of any date of determination, the excess, if any, of (A) the Class RR Principal Amount as of such date over (B) the Series 2021-A Principal Collection Account Amount as of such date.

Schedule I-24

“Class RR Baseline Advance Rate” means, with respect to each Series 2021-A AAA Select Component, the percentage set forth opposite such Series 2021-A AAA Select Component in the following table:

Series 2021-A AAA Component	Class RR Baseline Advance Rate
Series 2021-A Eligible Investment Grade Program Vehicle Amount	92.00%
Series 2021-A Eligible Investment Grade Program Receivable Amount	92.00%
Series 2021-A Eligible Non-Investment Grade Program Vehicle Amount	90.00%
Series 2021-A Eligible Non-Investment Grade (High) Program Receivable Amount	90.00%
Series 2021-A Eligible Non-Investment Grade (Low) Program Receivable Amount	0.00%
Series 2021-A Eligible Investment Grade Non-Program Vehicle Amount	90.00%
Series 2021-A Eligible Non-Investment Grade Non-Program Vehicle Amount	90.00%
Cash Amount	100.00%
Series 2021-A Remainder AAA Amount	0.00%

“Class RR Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Class RR Blended Advance Rate Weighting Numerator and the denominator of which is the Series 2021-A Blended Advance Rate Weighting Denominator, in each case as of such date.

“Class RR Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each Series 2021-A AAA Select Component equal to the product of such Series 2021-A AAA Select Component and the Class RR Adjusted Advance Rate with respect to such Series 2021-A AAA Select Component, in each case as of such date.

“Class RR Commitment” means, the obligation of the Class RR Committed Note Purchaser to fund the Class RR Advance in an aggregate stated amount up to the Class RR Principal Amount.

“Class RR Committed Note Purchaser” has the meaning specified in the Preamble.

“Class RR Concentration Adjusted Advance Rate” means as of any date of determination,

(i)                with respect to the Series 2021-A Eligible Investment Grade Non-Program Vehicle Amount, the excess, if any, of the Class RR Baseline Advance Rate with respect to such Series 2021-A Eligible Investment Grade Non-Program Vehicle Amount over the Class RR Concentration Excess Advance Rate Adjustment with respect to such Series 2021-A Eligible Investment Grade Non-Program Vehicle Amount, in each case as of such date, and

(ii)               with respect to the Series 2021-A Eligible Non-Investment Grade Non-Program Vehicle Amount, the excess, if any, of the Class RR Baseline Advance Rate with respect to such Series 2021-A Eligible Non-Investment Grade Non-Program Vehicle Amount over the Class RR Concentration Excess Advance Rate Adjustment with respect to such Series 2021-A Eligible Non-Investment Grade Non-Program Vehicle Amount, in each case as of such date.

Schedule I-25

“Class RR Concentration Excess Advance Rate Adjustment” means, with respect to any Series 2021-A AAA Select Component as of any date of determination, the lesser of:

(a)            the percentage equivalent of a fraction, the numerator of which is (I) the product of (A) the portion of the Series 2021-A Concentration Excess Amount, if any, allocated to such Series 2021-A AAA Select Component by HVF III and (B) the Class RR Baseline Advance Rate with respect to such Series 2021-A AAA Select Component, and the denominator of which is (II) such Series 2021-A AAA Select Component, in each case as of such date, and

(b)                the Class RR Baseline Advance Rate with respect to such Series 2021-A AAA Select Component;

provided that, the portion of the Series 2021-A Concentration Excess Amount allocated pursuant to the preceding clause (a)(I)(A) shall not exceed the portion of such Series 2021-A AAA Select Component that was included in determining whether such Series 2021-A Concentration Excess Amount exists.

“Class RR Daily Interest Amount” means, for any day in a Series 2021-A Interest Period, an amount equal to the result of (a) the product of (i) the Class RR Note Rate for such Series 2021-A Interest Period and (ii) the Class RR Principal Amount as of the close of business on such date divided by (b) 360.

“Class RR Deficiency Amount” has the meaning specified in Section 3.1(c)(ii) (Payment of Interest; Funding Agent Failure to Provide Rate).

“Class RR Advance Amount” means, with respect to the Class RR Noteholder, the amount specified as such on Schedule VII hereto with respect to the Class RR Noteholder.

“Class RR Advance” has the meaning specified in the recitals.

“Class RR Initial Principal Amount” means, with respect to the Class RR Committed Note Purchaser, the amount set forth and specified as such opposite the name of the Class RR Committed Note Purchaser on Schedule VII hereto.

“Class RR Principal Amount” means $125.0 million; provided that such amount may be (i) reduced at any time and from time to time by HVF III upon notice to each Series 2021-A Noteholder, the Program Agent, each Conduit Investor and each Committed Note Purchaser in accordance with the terms of this Series 2021-A Supplement, or (ii) increased at any time and from time to time upon the effective date for any Class RR Principal Increase.

“Class RR Principal Increase” has the meaning specified in Section 2.1(c)(iii) (Class RR Principal Increase).

Schedule I-26

“Class RR Principal Increase Addendum” means an addendum substantially in the form of Exhibit M-3.

“Class RR Principal Increase Amount” means, with respect to each Class RR Principal Increase, on the effective date of any Class RR Principal Increase, the amount scheduled to be advanced by the Class RR Committed Note Purchaser on such effective date.

“Class RR Monthly Default Interest Amount” means, with respect to any Payment Date, an amount equal to the sum of (i) an amount equal to the product of (x) 2.0%, (y) the result of (a) the sum of the Class RR Principal Amount as of each day during the related Series 2021-A Interest Period (after giving effect to any increases or decreases to the Class RR Principal Amount on such day) during which an Amortization Event with respect to the Series 2021-A Notes has occurred and is continuing divided by (b) the actual number of days in the related Series 2021-A Interest Period during which an Amortization Event with respect to the Series 2021-A Notes has occurred and is continuing, and (z) the result of (a) the actual number of days in the related Series 2021-A Interest Period during which an Amortization Event with respect to the Series 2021-A Notes has occurred and is continuing divided by (b) 360 plus (ii) all previously due and unpaid amounts described in clause (i) with respect to prior Series 2021-A Interest Periods (together with interest on such unpaid amounts required to be paid in this clause (ii) at the rate specified in clause (i)).

“Class RR Monthly Interest Amount” means, with respect to any Payment Date, an amount equal to the sum of: (i) the Class RR Daily Interest Amount for each day in the Series 2021-A Interest Period ending on the Determination Date related to such Payment Date; plus (ii) all previously due and unpaid amounts described in clause (i) with respect to prior Series 2021-A Interest Periods (together with interest on such unpaid amounts required to be paid in this clause (ii) at the Class RR Note Rate); plus (iii) the Class RR Program Fee for such Payment Date.

“Class RR MTM/DT Advance Rate Adjustment” means, as of any date of determination,

(a)              with respect to the Series 2021-A Eligible Investment Grade Non-Program Vehicle Amount, a percentage equal to the product of (i) the Series 2021-A Failure Percentage as of such date and (ii) the Class RR Concentration Adjusted Advance Rate with respect to the Series 2021-A Eligible Investment Grade Non-Program Vehicle Amount, in each case as of such date;

(b)              with respect to the Series 2021-A Eligible Non-Investment Grade Non-Program Vehicle Amount, a percentage equal to the product of (i) the Series 2021-A Failure Percentage as of such date and (ii) the Class RR Concentration Adjusted Advance Rate with respect to the Series 2021-A Eligible Non-Investment Grade Non-Program Vehicle Amount, in each case as of such date; and

(c)                with respect to any other Series 2021-A AAA Component, zero.

“Class RR Note Rate” means, for any Series 2021-A Interest Period, the Class A Note Rate with respect to such Series 2021-A Interest Period.

“Class RR Noteholder” means the Person in whose name the Class RR Note is registered in the Note Register.

Schedule I-27

“Class RR Notes” means any one of the Series 2021-A Variable Funding Rental Car Asset Backed Notes, Class RR, executed by HVF III and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3 hereto.

“Class RR Principal Amount” means, as of any date of determination, the result of: (i) the aggregate amount of Class RR Advances made by a Class RR Noteholder, minus (ii) the amount of principal payments (whether pursuant to a redemption or otherwise) made to the Class RR Committed Note Purchaser pursuant to this Series 2021-A Supplement on or prior to such date, plus (iii) the amount of principal payments recovered from the Class RR Committed Note Purchaser by a trustee as a preference payment in a bankruptcy proceeding of HVF III or otherwise on or prior to such date.

“Class RR Program Fee” means, with respect to each Payment Date, an amount equal to the sum with respect to each day in the related Series 2021-A Interest Period of the product of:

(a)                the Class RR Program Fee Rate for such day, and

(b)                the Class RR Principal Amount for such day, and

(c)                1/360.

“Class RR Program Fee Letter” means that certain fee letter, dated as of the Series 2021-A Closing Date, by and between the Class RR Committed Note Purchaser and HVF III setting forth the definition of Class RR Program Fee Rate.

“Class RR Program Fee Rate” has the meaning specified in the Class RR Program Fee Letter.

“Class RR Transferee” has the meaning specified in Section 9.3(c)(ii) (Class RR Assignments).

“Collateral Agent” has the meaning specified in the Collateral Agency Agreement, dated as of the date hereof by and between the Issuer, as grantor, Hertz General Interest LLC, as grantor, DTG Operations, Inc., as grantor, the Administrator, as grantor and collateral servicer, The Bank of New York Mellon Trust Company, N.A., as the collateral agent, and the other parties from time to time party thereto.

“Committed Note Purchaser” has the meaning specified in the Preamble.

“Conditions Subsequent to Funding” means the conditions subsequent specified in Schedule VIII.

“Conduit Investors” has the meaning specified in the Preamble.

“Confidential Information” means information that Hertz or any Affiliate thereof (or any successor to any such Person in any capacity) furnishes to a Committed Note Purchaser, a Conduit Investor, a Funding Agent or the Program Agent, but does not include any such information (i) that is or becomes generally available to the public other than as a result of a disclosure by a Committed Note Purchaser, a Conduit Investor, a Funding Agent or the Program Agent or other Person to which a Committed Note Purchaser, a Conduit Investor, a Funding Agent or the Program Agent delivered such information, (ii) that was in the possession of a Committed Note Purchaser, a Conduit Investor, a Funding Agent or the Program Agent prior to its being furnished to such Committed Note Purchaser, such Conduit Investor, such Funding Agent or the Program Agent by Hertz or any Affiliate thereof; provided that, there exists no obligation of any such Person to keep such information confidential, or (iii) that is or becomes available to a Committed Note Purchaser, a Conduit Investor, a Funding Agent or the Program Agent from a source other than Hertz or an Affiliate thereof; provided that, such source is not (1) known, or would not reasonably be expected to be known, to a Committed Note Purchaser, a Conduit Investor, a Funding Agent or the Program Agent to be bound by a confidentiality agreement with Hertz or any Affiliate thereof, as the case may be, or (2) known, or would not reasonably be expected to be known, to a Committed Note Purchaser, a Conduit Investor, a Funding Agent or the Program Agent to be otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation.

Schedule I-28

“Corresponding DBRS Rating” means, for each Equivalent Rating Agency Rating for any Person, the DBRS rating designation corresponding to the row in which such Equivalent Rating Agency Rating appears in the table set forth below.

Moody’s	S&P	Fitch	DBRS

Aaa	AAA	AAA	AAA
Aa1	AA+	AA+	AA(H)
Aa2	AA	AA	AA
Aa3	AA-	AA-	AA(L)
A1	A+	A+	A(H)
A2	A	A	A
A3	A-	A-	A(L)
Baa1	BBB+	BBB+	BBB(H)
Baa2	BBB	BBB	BBB
Baa3	BBB-	BBB-	BBB(L)
Ba1	BB+	BB+	BB(H)
Ba2	BB	BB	BB
Ba3	BB-	BB-	BB(L)
B1	B+	B+	B-High
B2	B	B	B
B3	B-	B-	B(L)
Caa1	CCC+	CCC	CCC(H)
Caa2	CCC	CC	CCC
Caa3	CCC-	C	CCC(L)

“Covered Liabilities” has the meaning specified in Section 1.3 (Acknowledgment and Consent to Bail-In of Affected Financial Institutions).

“Credit Support Annex” has the meaning specified in Section 4.4(c) (Collateral Posting for Ineligible Interest Rate Cap Providers).

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Program Agent in accordance with the conventions for this rate recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided that if the Program Agent decides that any such convention is not administratively feasible for the Program Agent, then the Program Agent may establish another convention in its reasonable discretion.

Schedule I-29

“DBRS Equivalent Rating” means, with respect to any date and any Person with respect to whom DBRS does not maintain a public Relevant DBRS Rating as of such date; (a) if such Person has an Equivalent Rating Agency Rating from three of the Equivalent Rating Agencies as of such date, then the median of the Corresponding DBRS Ratings for such Person as of such date; (b) if such Person has Equivalent Rating Agency Ratings from only two of the Equivalent Rating Agencies as of such date, then the lower Corresponding DBRS Rating for such Person as of such date; and (c) if such Person has an Equivalent Rating Agency Rating from only one of the Equivalent Rating Agencies as of such date, then the Corresponding DBRS Rating for such Person as of such date.

“DBRS Trigger Required Ratings” means, with respect to any entity, rating requirements that are satisfied if such entity has a long-term rating of at least “BBB” by DBRS (or, if such entity is not rated by DBRS, “Baa2” by Moody’s or “BBB” by S&P).

“Demand Notice” has the meaning specified in Section 5.5(c) (Principal Deficit Amount – Draws on Series 2021-A Demand Note).

“Determination Date” means the date five (5) Business Days prior to each Payment Date.

“Disposition Proceeds” means, with respect to each Non-Program Vehicle, the net proceeds from the sale or disposition of such Eligible Vehicle to any Person (other than any portion of such proceeds payable by the Lessee thereof pursuant to any Lease).

“Disqualified Party” means (i) any Person engaged in the business of renting, leasing, financing or disposing of motor vehicles or equipment operating under the name “Advantage”, “Alamo”, “Amerco”, “AutoNation”, “Avis”, “Budget”, “CarMax”, “Courier Car Rentals”, “Edge Auto Rental”, “Enterprise”, “EuropCar”, “Ford”, “Fox”, “Google”, “Lyft”, “Midway Fleet Leasing”, “National”, “Payless”, “Red Dog Rental Services”, “Silvercar”, “Triangle”, “Uber”, “Vanguard”, “ZipCar”, “Angel Aerial”, “Studio Services”; “Sixt”, “Penske”, “Sunbelt Rentals”, “United Rentals”, “ARI”, “LeasePlan”, “PHH”, “U-Haul”, “Virgin” or “Wheels” and (ii) any other Person that HVF III reasonably determines to be a competitor of HVF III or any of its Affiliates, who has been identified in a written notice delivered to the Program Agent, each Funding Agent, each Committed Note Purchaser and each Conduit Investor and (iii) any Affiliate of any of the foregoing.

“Downgrade Withdrawal Amount” has the meaning specified in Section 5.7(b) (Series 2021-A Letter of Credit Provider Downgrades).

“Early Opt-in Effective Date” means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Class A Noteholders, so long as the Program Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Class A Noteholders, written notice of objection to such Early Opt-in Election from the Required Controlling Class Series 2021-A Noteholders.

Schedule I-30

“Early Opt-in Election” means the occurrence of: (1) a notification by the Program Agent to (or the request by HVF III to the Program Agent to notify) each of the other parties hereto that at least five (5) currently outstanding U.S. dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate; and (2) the joint election by the Program Agent and the Issuer to trigger a fallback from the Eurodollar Rate (Reserve Adjusted) and the provision by the Program Agent of written notice of such election to the Series 2021-A Noteholders.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition and is subject to the supervision of an EEA Resolution Authority, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision of an EEA Resolution Authority with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Election Period” has the meaning specified in Section 2.6(b) (Requests for Extensions).

“Eligible Interest Rate Cap Provider” means a counterparty to a Series 2021-A Interest Rate Cap that is a bank, other financial institution or Person that as of any date of determination satisfies the DBRS Trigger Required Ratings (or whose present and future obligations under its Series 2021-A Interest Rate Cap are guaranteed pursuant to a guarantee (in form and substance satisfying the requirements set forth in the related Series 2021-A Interest Rate Cap) provided by a guarantor that satisfies the DBRS Trigger Required Ratings); provided that, as of the date of the acquisition, replacement or extension (whether in connection with an extension of the Series 2021-A Commitment Termination Date or otherwise) of any Series 2021-A Interest Rate Cap, the applicable counterparty satisfies the Initial Counterparty Required Ratings (or such counterparty’s present and future obligations under its Series 2021-A Interest Rate Cap are guaranteed pursuant to a guarantee (in form and substance satisfying the requirements set forth in the related Series 2021-A Interest Rate Cap) provided by a guarantor that satisfies the Initial Counterparty Required Ratings).

“Equivalent Rating Agency” means each of Fitch, Moody’s and S&P.

“Equivalent Rating Agency Rating” means, with respect to any Equivalent Rating Agency and any Person as of any date of determination, the Relevant Rating by such Equivalent Rating Agency with respect to such Person as of such date.

Schedule I-31

“EU Risk Retention Requirements” means the requirements of Article 6 of the EU Securitisation Regulation, together with any guidance published in relation thereto by the European Banking Authority, including any regulatory and/or implementing technical standards, provided that any reference to the EU Risk Retention Requirements shall be deemed to include any successor or replacement provisions of Article 6 of the EU Securitisation Regulation included in any European Union directive or regulation.

“EU Securitisation Regulation” means Regulation (EU) 2017/2402 laying down a general framework for securitisation and creating a specific framework for simple, transparent and standardized securitisation, as amended, varied or substituted from time to time including any implementing regulation, technical standards and official guidance related thereto, in each case as amended, varied or substituted from time to time.

“EU/UK Investor Due Diligence Requirements” means the requirements under Article 5 of the Securitisation Regulations imposed on institutional investors (as defined therein).

“EU/UK Risk Retention Requirements” means the EU Risk Retention Requirements and the UK Risk Retention Requirements.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurodollar Advance” means a Class A Advance that bears interest at all times during the Eurodollar Interest Period applicable thereto at a fixed rate of interest determined by reference to the Eurodollar Rate (Reserve Adjusted).

“Eurodollar Interest Period” means, with respect to any Eurodollar Advance, (a) initially, the period commencing on and including the date of such Eurodollar Advance and ending on but excluding the next Payment Date and (b) for each period thereafter, the period commencing on and including the Payment Date on which the immediately preceding Eurodollar Interest Period ended and ending on but excluding the next Payment Date; provided, however, that no Eurodollar Interest Period may end subsequent to the Legal Final Payment Date.

“Eurodollar Rate” means, the greater of (i) 0 and (ii) the rate per annum determined by the Program Agent at approximately 11:00 a.m. (London time) on the date that is one (1) Business Day prior to the beginning of the relevant Eurodollar Interest Period by reference to the Screen Rate for a period equal to such Eurodollar Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “Eurodollar Rate” shall be the interest rate per annum determined by the Program Agent to be the rate per annum at which deposits in Dollars are offered by the Reference Lender in London to prime banks in the London interbank market at or about 11:00 a.m. (London time) one (1) Business Day before the first day of such Eurodollar Interest Period in an amount substantially equal to the amount of the Eurodollar Advances to be outstanding during such Eurodollar Interest Period and for a period equal to such Eurodollar Interest Period. In respect of any Eurodollar Interest Period that is not thirty (30) days in duration, the Eurodollar Rate shall be determined through the use of straight-line interpolation by reference to two rates calculated in accordance with the preceding sentence, one of which shall be determined as if the maturity of the Dollar deposits referred to therein were the period of time for which rates are available next shorter than the Eurodollar Interest Period and the other of which shall be determined as if such maturity were the period of time for which rates are available next longer than the Eurodollar Interest Period; provided that, if a Eurodollar Interest Period is less than or equal to seven days, the Eurodollar Rate shall be determined by reference to a rate calculated in accordance with the preceding sentence as if the maturity of the Dollar deposits referred to therein were a period of time equal to seven days. Notwithstanding anything to the contrary in the preceding provisions of this definition or in the Series 2021-A Supplement, if the Program Agent fails to notify HVF III and the Administrator of the applicable Eurodollar Rate (Reserve Adjusted) by 11:00 a.m. (New York City time) on the first day of each Eurodollar Interest Period in accordance with Section 3.1(b)(ii) (Notice of Interest Rates) of the Series 2021-A Supplement, then the Eurodollar Rate with respect to such Eurodollar Interest Period shall be the London Interbank Offered Rate appearing on the BBA Libor Rates Page at approximately 11:00 a.m. (London time) on the first day of such Eurodollar Interest Period as the rate for dollar deposits with a one-month maturity.

Schedule I-32

“Eurodollar Rate (Reserve Adjusted)” means, for any Eurodollar Interest Period, an interest rate per annum (rounded to the nearest 1/10,000th of 1%) determined pursuant to the following formula:

Eurodollar Rate = (Reserve Adjusted)	Eurodollar Rate 1.00 – Eurodollar Reserve Percentage

The Eurodollar Rate (Reserve Adjusted) for any Eurodollar Interest Period for Eurodollar Advances will be determined by the related Program Agent on the basis of the Eurodollar Reserve Percentage in effect one (1) Business Day before the first day of such Eurodollar Interest Period. Notwithstanding anything to the contrary in the preceding provisions of this definition or in the Series 2021-A Supplement, if the Program Agent fails to notify HVF III and the Administrator of the applicable Eurodollar Rate (Reserve Adjusted) by 11:00 a.m. (New York City time) on the first day of each Eurodollar Interest Period in accordance with Section 3.1(b)(ii) (Notice of Interest Rates) of this Series 2021-A Supplement, then the Eurodollar Rate (Reserve Adjusted) with respect to such Eurodollar Interest Period shall be determined by HVF III and on the basis of the Eurodollar Reserve Percentage in effect one (1) Business Day before the first day of such Eurodollar Interest Period.

“Eurodollar Reserve Percentage” means, for any Eurodollar Interest Period, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including “Eurocurrency Liabilities,” as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Eurodollar Interest Period.

“Excluded Liability” means any liability that is excluded under the Bail-In Legislation from the scope of any Bail-In Action including, without limitation, any liability excluded pursuant to Article 44 of the Directive 2014/59/EU of the European Parliament and of the Council of the European Union.

“Expected Final Payment Date” means the Series 2021-A Commitment Termination Date.

“Extension Length” has the meaning specified in Section 2.6(b) (Requests for Extensions).

Schedule I-33

“FCA” has the meaning specified in Section 11.22(a) (Replacing the Eurodollar Rate).

“Federal Funds Rate” means for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight federal funds rates as in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Program Agent (or, if such day is not a Business Day, for the next preceding Business Day), or, if, for any reason, such rate is not available on any day, the rate determined, in the sole opinion of the Program Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. (New York City time).

“Floor” means the benchmark rate floor, if any, provided in this Series 2021-A Supplement initially (as of the execution of this Series 2021-A Supplement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Eurodollar Rate.

“Foreign Affected Person” has the meaning set forth in Section 3.8 (Taxes).

“Funding Agent” has the meaning specified in the Preamble.

“Hertz Senior Facility Default” means the occurrence of an event that results in all amounts under each of Hertz’s Senior Facilities becoming immediately due and payable for so long as amounts continue to be due and payable (i.e., not waived or cured).

“Hertz Senior Financial Covenant Breach” means a breach of Section 8.9 of the Credit Agreement, dated as of June 30, 2021, establishing the Senior Facilities; provided that any waiver or amendment of such financial covenants under Hertz’s Senior Facilities shall apply to the foregoing. The covenants cross-referenced in the Hertz Senior Financial Covenant Breach are described in Schedule IX for ease of reference.

“Holdings” means Hertz Global Holdings, Inc., and any successor in interest thereto.

“HVF Purchase Agreement” means that certain Purchase and Sale Agreement dated as of June 30,2021, by and among Hertz Vehicles Financing LLC, as transferor, the Issuer, as transferee and Hertz, as servicer, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

“HVF II Settlement Orders” means (i) the Order Temporarily Resolving Certain Matters Related to the Master Lease Agreement, Setting a Schedule for Further Litigation Related Thereto in 2021 and Adjourning Hearing on The Debtors’ Motion for Order Rejecting Certain Unexpired Vehicle Leases Effective Nunc Pro Tunc to June 11, 2020 Pursuant to Sections 105 and 365(a) of the Bankruptcy Code Sine Die, entered on July 24, 2020 Docket No. 805 and (ii) the Second Order Resolving Certain Matters Related to the HVF II Master Lease Agreement, entered on January 20, 2021 Docket No. 2489, in each case, of the United States Bankruptcy Court for the District of Delaware in the Chapter 11 Case No 20-11218 (MFW) In re The Hertz Corporation, et al.

“HVIF Purchase Agreement” means that certain Purchase and Sale Agreement dated as of June 30,2021, by and among Hertz Vehicles Interim Financing LLC, as transferor, the Issuer, as transferee and Hertz, as servicer, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

Schedule I-34

“IBA” has the meaning specified in Section 11.22(a) (Replacing the Eurodollar Rate).

“Indemnified Liabilities” has the meaning specified in Section 11.4(b) (Payment of Costs and Expenses; Indemnification).

“Indemnified Parties” has the meaning specified in Section 11.4(b) (Payment of Costs and Expenses; Indemnification).

“Initial Counterparty Required Ratings” means, with respect to any entity, rating requirements that are satisfied if such entity has a long-term rating of at least “A” by DBRS (or, if such entity is not rated by DBRS, “A2” by Moody’s or “A” by S&P).

“Interest Rate Cap Provider” means HVF III’s counterparty under any Series 2021-A Interest Rate Cap.

“Investor Group” means any Class A Investor Group, Class B Investor Group and Class RR Committed Note Purchaser, individually or collectively, as the context may require.

“JPMorgan” has the meaning specified in Section 3.12 (JPMorgan as Lender).

“Lease Payment Deficit Notice” has the meaning specified in Section 5.9(b) (Certain Instructions to the Trustee).

“Legal Final Payment Date” means July 1, 2024.

“London Interbank Offered Rate” means the London interbank offered rate administered by the British Bankers Association or NYSE (or any other person which takes over the administration of that rate) for the relevant currency and period displayed on pages LIBOR01 or LIBOR02 of the Reuters screen (or any replacement Reuters page which displays that rate).

“Management Investors” means the collective reference to the officers, directors, employees and other members of the management of any Parent, Hertz or any of their respective Subsidiaries, or family members or relatives thereof, or trusts, partnerships or limited liability companies for the benefit of any of the foregoing, or any of their heirs, executors, successors and legal representatives, who at any particular date shall beneficially own or have the right to acquire, directly or indirectly, Capital Stock of Hertz or any Parent.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of Hertz and its Subsidiaries taken as a whole or (b) the validity or enforceability as to any of HVF, HVF III, the Nominee or HGI of any Series 2021-A Related Documents or the rights or remedies of the Program Agent, the Collateral Agent, the Trustee or the Series 2021-A Noteholders under the Series 2021-A Related Documents or with respect to the Series 2021-A Collateral, in each case taken as a whole.

Schedule I-35

“Monthly Blackbook Mark” means, with respect to any Non-Program Vehicle, as of any date Blackbook obtains market values that it intends to return to HVF III (or the Administrator on HVF III’s behalf), the market value of such Non-Program Vehicle for the model class and model year of such Non-Program Vehicle based on the average equipment and the average mileage of each Non-Program Vehicle of such model class and model year, as quoted in the Blackbook Guide most recently available as of such date.

“Monthly NADA Mark” means, with respect to any Non-Program Vehicle, as of any date NADA obtains market values that it intends to return to HVF III (or the Administrator on HVF III’s behalf), the market value of such Non-Program Vehicle for the model class and model year of such Non-Program Vehicle based on the average equipment and the average mileage of each Non-Program Vehicle of such model class and model year, as quoted in the NADA Guide most recently available as of such date.

“NADA Guide” means the National Automobile Dealers Association, Official Used Car Guide, Eastern Edition.

“Non-Extending Purchaser” has the meaning specified in Section 2.6(c) (Procedures for Extension Consents).

“Noteholder Statement AUP” has the meaning specified in Section 6.2(f) (Noteholder Statement AUP).

“Official Body” has the meaning specified in the definition of “Change in Law”.

“Outstanding” means with respect to the Series 2021-A Notes, all Series 2021-A Notes theretofore authenticated and delivered under the Base Indenture, except (a) Series 2021-A Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2021-A Notes that have not been presented for payment but funds for the payment of which are on deposit in the Series 2021-A Distribution Account and are available for payment in full of such Series 2021-A Notes, and Series 2021-A Notes that are considered paid pursuant to Section 8.1 of the Base Indenture, and (c) Series 2021-A Notes in exchange for or in lieu of other Series 2021-A Notes that have been authenticated and delivered pursuant to the Base Indenture unless proof satisfactory to the Trustee is presented that any such Series 2021-A Notes are held by a purchaser for value.

“Parent” means any of Holdings, and any Other Parent, and any other Person that is a Subsidiary of Holdings or any Other Parent and of which Hertz is a Subsidiary. As used herein, “Other Parent” means a Person of which Hertz becomes a Subsidiary after the Series 2021-A Closing Date and that is designated by Hertz as an “Other Parent”; provided that, either (x) immediately after Hertz first becomes a Subsidiary of such Person, more than 50% of the Voting Stock of such Person shall be held by one or more Persons that held more than 50% of the Voting Stock of Hertz or a Parent of Hertz immediately prior to Hertz first becoming such Subsidiary or (y) such Person shall be deemed not to be an Other Parent for the purpose of determining whether a Change of Control shall have occurred by reason of Hertz first becoming a Subsidiary of such Person.

“Past Due Rent Payment” means, with respect to any Series 2021-A Lease Payment Deficit and any Lessee, any payment of Rent or other amounts payable by such Lessee under any Lease with respect to which such Series 2021-A Lease Payment Deficit applied, which payment occurred on or prior to the fifth Business Day after the occurrence of such Series 2021-A Lease Payment Deficit and which payment is in satisfaction (in whole or in part) of such Series 2021-A Lease Payment Deficit.

Schedule I-36

“Past Due Rental Payments Priorities” means the priorities of payments set forth in Section 5.6 (Past Due Rental Payments).

“Patriot Act” has the meaning specified in Section 11.21 (USA Patriot Act Notice).

“Payment Date” means the 25th day of each calendar month or, if such day is not a Business Day, on the next succeeding Business Day.

“Permitted Holders” means any of the following: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) whose status as a “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) constitutes or results in a Change of Control that has been consented to by Series 2021-A Noteholders holding more than 66⅔% of the Series 2021-A Principal Amount, and any Affiliate thereof, (ii) the Management Investors, (iii) any “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) of which any of the Persons specified in clause (i) or (ii) above is a member (provided that (without giving effect to the existence of such “group” or any other “group”) one or more of such Persons collectively have beneficial ownership, directly or indirectly, of more than 50% of the total voting power of the Voting Stock of Hertz or any Parent held by such “group”), and any other Person that is a member of such “group” and (iv) any Person acting in the capacity of an underwriter in connection with a public or private offering of Capital Stock of any Parent or Hertz.

“Permitted Investments” means negotiable instruments or securities, payable in Dollars, represented by instruments in bearer or registered or in book-entry form which evidence:

(i)                obligations the full and timely payment of which are to be made by or is fully guaranteed by the United States of America other than financial contracts whose value depends on the values or indices of asset values;

(ii)               demand deposits of, time deposits in, or certificates of deposit issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof whose short-term debt is rated “P-1” by Moody’s and “A-1+” by S&P and subject to supervision and examination by Federal or state banking or depositary institution authorities; provided, however, that at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from S&P of “A-1+” and a credit rating from Moody’s of “P-1” in the case of certificates of deposit or short-term deposits, or a rating from S&P not lower than “AA” and a rating from Moody’s not lower than “Aa2” in the case of long-term unsecured obligations;

Schedule I-37

(iii)         commercial paper having, at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, a rating from S&P of “A-1+” and a rating from Moody’s of “P-1”;

(iv)           bankers’ acceptances issued by any depositary institution or trust company described in clause (ii) above;

(v)           investments in money market funds rated “AAAm” by S&P and “Aaa-mf” by Moody’s, or otherwise approved in writing by S&P or Moody’s, as applicable;

(vi)           Eurodollar time deposits having a credit rating from S&P of “A-1+” and a credit rating from Moody’s of “P-1”; and

(vii)        repurchase agreements involving any of the Permitted Investments described in clauses (i) and (vi) above and the certificates of deposit described in clause (ii) above which are entered into with a depository institution or trust company, having a commercial paper or short-term certificate of deposit rating of “A-1+” by S&P and “P-1” by Moody’s.

“Preference Amount” means any amount previously paid by Hertz pursuant to the Series 2021-A Demand Note and distributed to the Series 2021-A Noteholders in respect of amounts owing under the Series 2021-A Notes that is recoverable or that has been recovered (and not subsequently repaid) as a voidable preference by the trustee in a bankruptcy proceeding of Hertz pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction.

“Prime Rate” means with respect to each Investor Group, the rate announced or designated by the related Reference Lender from time to time as its prime rate in the United States, such rate to change as and when such announced rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by the Reference Lender in connection with extensions of credit to debtors.

“Principal Deficit Amount” means, on any date of determination, the excess, if any, of (a) the Class A/B Adjusted Principal Amount on such date over (b) the Series 2021-A Asset Amount on such date.

“Program Agent” has the meaning specified in the Preamble.

“Program Agent Fee” has the meaning specified in the Program Agent Fee Letter.

“Program Agent Fee Letter” means that certain fee letter, dated as of the Series 2021-A Closing Date, between the Program Agent and HVF III setting forth the definition of Program Agent Fee.

“Program Agent Indemnified Liabilities” has the meaning specified in Section 11.4(c) (Indemnification of the Program Agent and each Funding Agent).

“Program Agent Indemnified Parties” has the meaning specified in Section 11.4(c) (Indemnification of the Program Agent and each Funding Agent).

Schedule I-38

“Pro Rata Share” means, with respect to each Series 2021-A Letter of Credit issued by any Series 2021-A Letter of Credit Provider, as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the available amount under such Series 2021-A Letter of Credit as of such date by (B) an amount equal to the aggregate available amount under all Series 2021-A Letters of Credit as of such date; provided, that solely for purposes of calculating the Pro Rata Share with respect to any Series 2021-A Letter of Credit Provider as of any date, if the related Series 2021-A Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any draw under such Series 2021-A Letter of Credit made prior to such date, the available amount under such Series 2021-A Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Series 2021-A Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by Hertz for such amount (provided that the foregoing calculation shall not in any manner reduce a Series 2021-A Letter of Credit Provider’s actual liability in respect of any failure to pay any demand under any of its Series 2021-A Letters of Credit).

“Program Support Provider” means (a) with respect to any Class A Committed Note Purchaser or its related Class A Conduit Investor, its related Class A Program Support Provider and (b) with respect to any Class B Committed Note Purchaser or its related Class B Conduit Investor, its related Class B Program Support Provider.

“Rating Agencies” means any nationally recognized statistical ratings organization rating the Series 2021-A Notes at the request of HVF III.

“Reference Lender” means, with respect to each Investor Group, the related Funding Agent or if such Funding Agent does not have a prime rate, an Affiliate thereof designated by such Funding Agent.

“Related Month” means, with respect to any date of determination, the most recently ended calendar month as of such date.

“Relevant DBRS Rating” means, with respect to any Person as of any date of determination: (a) if such Person has both a long term issuer rating by DBRS and a senior unsecured rating by DBRS as of such date, then the higher of such two ratings as of such date and (b) if such Person has only one of a long term issuer rating by DBRS and a senior unsecured rating by DBRS as of such date, then such rating of such Person as of such date; provided that, if such Person does not have any of such ratings as of such date, then there shall be no Relevant DBRS Rating with respect to such Person as of such date.

“Relevant Fitch Rating” means, with respect to any Person, (a) if such Person has both a senior unsecured rating by Fitch and a long term issuer default rating by Fitch as of such date, then the higher of such two ratings as of such date, (b) if such Person has only one of a senior unsecured rating by Fitch and a long term issuer default rating by Fitch as of such date, then such rating of such Person as of such date; provided that, if such Person does not have any of such ratings as of such date, then there shall be no Relevant Fitch Rating with respect to such Person as of such date.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

Schedule I-39

“Relevant Moody’s Rating” means, with respect to any Person as of any date of determination, the highest of: (a) if such Person has a long term rating by Moody’s as of such date, then such rating as of such date, (b) if such Person has a senior unsecured rating by Moody’s as of such date, then such rating as of such date and (c) if such Person has a long term corporate family rating by Moody’s as of such date, then such rating as of such date; provided that, if such Person does not have any of such ratings as of such date, then there shall be no Relevant Moody’s Rating with respect to such Person as of such date.

“Relevant Rating” means, with respect to any Equivalent Rating Agency and any Person as of any date of determination, (a) with respect to Moody’s, the Relevant Moody’s Rating with respect to such Person as of such date, (b) with respect to Fitch, the Relevant Fitch Rating with respect to such Person as of such date and (c) with respect to S&P, the Relevant S&P Rating with respect to such Person as of such date.

“Relevant S&P Rating” means, with respect to any Person as of any date of determination, the long term local issuer rating by S&P of such Person as of such date; provided that, if such Person does not have a long term local issuer rating by S&P as of such date, then there shall be no Relevant S&P Rating with respect to such Person as of such date.

“Reportable Event” has the meaning specified in Title IV of ERISA.

“Required Controlling Class Series 2021-A Noteholders” means, as of any date of determination, (i) for so long as the Class A Notes are Outstanding, Class A Noteholders holding more than 50% of the Class A Principal Amount, (ii) if no Class A Notes are Outstanding as of such date of determination, then Class B Noteholders holding more than 50% of the Class B Principal Amount and (iii) if no Class A Notes or Class B Notes are Outstanding as of such date of determination, then the Class RR Noteholder.

“Required Supermajority Controlling Class Series 2021-A Noteholders” means, as of any date of determination, (i) for so long as the Class A Notes are Outstanding, Class A Noteholders holding more than 66⅔% of the Class A Principal Amount, (ii) if no Class A Notes are Outstanding as of such date of determination, then Class B Noteholders holding more than 66⅔% of the Class B Principal Amount and (iii) if no Class A Notes or Class B Notes are Outstanding, then the Class RR Noteholder.

“Required Unanimous Controlling Class Series 2021-A Noteholders” means (i) for so long as the Class A Notes are Outstanding, Class A Noteholders holding 100% of the Class A Principal Amount, (ii) if no Class A Notes are Outstanding, then Class B Noteholders holding 100% of the Class B Principal Amount and (iii) if no Class A Notes or Class B Notes are Outstanding, then the Class RR Noteholder.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Rule 17g-5” means Rule 17g-5 under the Securities Exchange Act of 1934, as amended, as such rule may be amended from time to time, and subject to the interpretations provided by the Securities and Exchange Commission or its staff from time to time.

“Screen Rate” means, in relation to LIBOR, the London interbank offered rate administered by the British Bankers Association or NYSE (or any other person which takes over the administration of that rate) for the relevant currency and period displayed on pages LIBOR01 or LIBOR02 of the Reuters screen (or any replacement Reuters page which displays that rate).

Schedule I-40

“Securitisation Regulations” means the EU Securitisation Regulation and the UK Securitisation Regulation.

“Securities Intermediary” has the meaning specified in the Preamble.

“Senior Facilities” means one or more of Hertz’s (a) senior secured asset based revolving loan and term loan facility, to be provided under a credit agreement, to be dated on or about the Series 2021-A Closing Date, among Hertz together with certain of Hertz’s subsidiaries, as borrower, the several banks and financial institutions from time to time party thereto, as lenders, Barclays Bank PLC, as Program Agent and collateral agent, and the other financial institutions party thereto from time to time, as may be amended, modified or supplemented from time to time; and (b) any successor or replacement revolving credit facility or facilities to the senior secured asset based revolving loan and term loan facility described in clause (a).

“Senior Interest Waterfall Shortfall Amount” means, with respect to any Payment Date, the excess, if any, of (a) the sum of the amounts payable (without taking into account availability of funds) pursuant to Sections 5.3(a) through (d) (Application of Funds in the Series 2021-A Interest Collection Account) (excluding any amounts payable pursuant to Section 5.3(d)(v)) on such Payment Date over (b) the sum of (i) the Series 2021-A Payment Date Available Interest Amount with respect to the Series 2021-A Interest Period ending on such Payment Date and (ii) the aggregate amount of all deposits into the Series 2021-A Interest Collection Account with proceeds of the Series 2021-A Reserve Account, each Series 2021-A Demand Note, each Series 2021-A Letter of Credit and each Series 2021-A L/C Cash Collateral Account, in each case made since the immediately preceding Payment Date; provided that, the amount calculated pursuant to the preceding clause (b)(ii) shall be calculated on a pro forma basis and prior to giving effect to any withdrawals from the Series 2021-A Principal Collection Account for deposit into the Series 2021-A Interest Collection Account on such Payment Date.

“Series 2021-A AAA Component” means each of:

(i)             the Series 2021-A Eligible Investment Grade Program Vehicle Amount;

(ii)            the Series 2021-A Eligible Investment Grade Program Receivable Amount;

(iii)           the Series 2021-A Eligible Non-Investment Grade Program Vehicle Amount;

(iv)           the Series 2021-A Eligible Non-Investment Grade (High) Program Receivable Amount;

(v)            the Series 2021-A Eligible Non-Investment Grade (Low) Program Receivable Amount;

(vi)           the Series 2021-A Eligible Investment Grade Non-Program Vehicle Amount;

(vii)          the Series 2021-A Eligible Non-Investment Grade Non-Program Vehicle Amount;

Schedule I-41

(viii)         Series 2021-A Medium-Duty Truck Amount;

(ix)           the Cash Amount;

(x)            the Due and Unpaid Lease Payment Amount; and

(xi)           the Series 2021-A Remainder AAA Amount.

“Series 2021-A AAA Select Component” means each Series 2021-A AAA Component other than the Due and Unpaid Lease Payment Amount.

“Series 2021-A Accounts” has the meaning specified in Section 4.2(a) (Establishment of Series 2021-A Accounts).

“Series 2021-A Accrued Amounts” means, on any date of determination, the sum of the amounts payable (without taking into account availability of funds) pursuant to Sections 5.3(a) through (i), (k) and (l) (Application of Funds in the Series 2021-A Interest Collection Account) that have accrued and remain unpaid as of such date. The Series 2021-A Accrued Amounts shall be the “Accrued Amounts” with respect to the Series 2021-A Notes.

“Series 2021-A Adjusted Asset Coverage Threshold Amount” means, as of any date of determination, the greater of (a) the excess, if any, of (i) the Series 2021-A Asset Coverage Threshold Amount over (ii) the sum of (A) the Series 2021-A Letter of Credit Amount and (B) the Series 2021-A Available Reserve Account Amount and (b) the Series 2021-A Adjusted Principal Amount, in each case, as of such date. The Series 2021-A Adjusted Asset Coverage Threshold Amount shall be the “Asset Coverage Threshold Amount” with respect to the Series 2021-A Notes.

“Series 2021-A Adjusted Liquid Enhancement Amount” means, as of any date of determination, the Series 2021-A Liquid Enhancement Amount, as of such date, excluding from the calculation thereof the amount available to be drawn under any Series 2021-A Defaulted Letter of Credit, as of such date.

“Series 2021-A Adjusted Principal Amount” means, as of any date of determination, the excess, if any, of (A) the Series 2021-A Principal Amount as of such date over (B) the Series 2021-A Principal Collection Account Amount as of such date.

“Series 2021-A Administrator Fee Amount” means, with respect to any Payment Date, an amount equal to the Series 2021-A Percentage of fees payable to the Administrator pursuant to the Administration Agreement on such Payment Date.

“Series 2021-A Amortization Event” means an Amortization Event with respect to the Series 2021-A Notes.

“Series 2021-A Asset Amount” means, as of any date of determination, the product of (i) the Series 2021-A Floating Allocation Percentage as of such date and (ii) the Aggregate Asset Amount as of such date.

Schedule I-42

“Series 2021-A Asset Coverage Threshold Amount” means, as of any date of determination, an amount equal to the greatest of the Class A Asset Coverage Threshold Amount, the Class B Asset Coverage Threshold Amount and the Class RR Asset Coverage Threshold Amount, in each case, as of such date.

“Series 2021-A Available L/C Cash Collateral Account Amount” means, as of any date of determination, the amount of cash on deposit in and Permitted Investments credited to the Series 2021-A L/C Cash Collateral Account as of such date.

“Series 2021-A Available Reserve Account Amount” means, as of any date of determination, the amount of cash on deposit in and Permitted Investments credited to the Series 2021-A Reserve Account as of such date.

“Series 2021-A Blended Advance Rate Weighting Denominator” means, as of any date of determination, an amount equal to the sum of each Series 2021-A AAA Select Component, in each case as of such date.

“Series 2021-A Capped Administrator Fee Amount” means, with respect to any Payment Date, an amount equal to the lesser of (i) the Series 2021-A Administrator Fee Amount with respect to such Payment Date and (ii) $500,000.

“Series 2021-A Capped HVF III Operating Expense Amount” means, with respect to any Payment Date the lesser of (i) the Series 2021-A HVF III Operating Expense Amount, with respect to such Payment Date and (ii) the excess, if any, of (x) $500,000 over (y) the sum of the Series 2021-A Administrator Fee Amount and the Series 2021-A Trustee Fee Amount, in each case with respect to such Payment Date.

“Series 2021-A Capped Trustee Fee Amount” means, with respect to any Payment Date, an amount equal to the lesser of (i) the Series 2021-A Trustee Fee Amount, with respect to such Payment Date and (ii) the excess, if any, of $500,000 over the Series 2021-A Administrator Fee Amount with respect to such Payment Date.

“Series 2021-A Carrying Charges” means, as of any day, the sum of:

(i)           all fees or other costs, expenses and indemnity amounts, if any, payable by HVF III to:

(a)           the Trustee (other than Series 2021-A Trustee Fee Amounts),

(b)           the Administrator (other than Series 2021-A Administrator Fee Amounts),

(c)           the Program Agent (other than Program Agent Fees),

(d)           the Series 2021-A Noteholders (other than Class A Monthly Interest Amounts, Class A Monthly Default Interest Amounts, Class B Monthly Interest Amounts, Class B Monthly Default Interest Amounts, Class RR Monthly Interest Amounts or Class RR Monthly Default Interest Amounts),

(e)           the Back-Up Disposition Agent, or

Schedule I-43

(f)           any other party to a Series 2021-A Related Documents, in each case under and in accordance with such Series 2021-A Related Documents, plus

(ii)         any other operating expenses of HVF III that have been invoiced as of such date and are then payable by HVF III relating the Series 2021-A Notes (in each case, exclusive of any Carrying Charges).

“Series 2021-A Certificate of Credit Demand” means a certificate substantially in the form of Annex A to a Series 2021-A Letter of Credit.

“Series 2021-A Certificate of Preference Payment Demand” means a certificate substantially in the form of Annex C to a Series 2021-A Letter of Credit.

“Series 2021-A Certificate of Termination Demand” means a certificate substantially in the form of Annex D to a Series 2021-A Letter of Credit.

“Series 2021-A Certificate of Unpaid Demand Note Demand” means a certificate substantially in the form of Annex B to Series 2021-A Letter of Credit.

“Series 2021-A Closing Date” means June 29, 2021.

“Series 2021-A Collateral” means the Base Indenture Collateral, the Series 2021-A Interest Rate Caps, each Series 2021-A Letter of Credit, the Series 2021-A Account Collateral with respect to each Series 2021-A Account and each Series 2021-A Demand Note.

“Series 2021-A Commitment Termination Date” means June 29, 2023 or such later date designated in accordance with Section 2.6 (Commitment Terms and Extensions of Commitments).

Schedule I-44

“Series 2021-A Concentration Excess Amount” means, as of any date of determination, the sum of (i) the Series 2021-A Manufacturer Concentration Excess Amount with respect to each Manufacturer as of such date, if any, (ii) the Series 2021-A Non-Liened Vehicle Concentration Excess Amount as of such date, if any, (iii) the Series 2021-A Medium-Duty Truck Concentration Excess Amount and (iv) the Series 2021-A Non-Investment Grade (High) Program Receivable Concentration Excess Amount as of such date, if any; provided that, for purposes of calculating this definition as of any such date (i) the Net Book Value of any Eligible Vehicle and the amount of Series 2021-A Eligible Manufacturer Receivables, in each case, included in the Series 2021-A Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2021-A Manufacturer Concentration Excess Amount and designated by HVF III to constitute Series 2021-A Manufacturer Concentration Excess Amounts, as of such date, shall not be included in the Series 2021-A Non-Liened Vehicle Amount for purposes of calculating the Series 2021-A Non-Liened Vehicle Concentration Excess Amount as of such date, the Series 2021-A Medium-Duty Truck Amount for purposes of calculating the Series 2021-1 Medium-Duty Truck Concentration Excess Amount as of such date or the Series 2021-A Eligible Non-Investment Grade (High) Program Receivable Amount for purposes of calculating the Series 2021-A Non-Investment Grade (High) Program Receivable Concentration Excess Amount as of such date, (ii) the Net Book Value of any Eligible Vehicle included in the Series 2021-A Non-Liened Vehicle Amount for purposes of calculating the Series 2021-A Non-Liened Vehicle Concentration Excess Amount and designated by HVF III to constitute Series 2021-A Non-Liened Vehicle Concentration Excess Amounts as of such date, shall not be included in the Series 2021-A Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2021-A Manufacturer Concentration Excess Amount, as of such date or the Series 2021-A Medium-Duty Truck Amount for purposes of calculating the Series 2021-A Medium-Duty Truck Concentration Excess Amount as of such date, (iii) the Net Book Value of any Eligible Vehicle that is a medium-duty truck included in the Series 2021-A Medium-Duty Truck Amount for purposes of calculating the Series 2021-A Medium-Duty Truck Concentration Excess Amount and designated by HVF III to constitute Series 2021-A Medium Duty Truck Concentration Excess Amounts as of such date, shall not be included in the Series 2021-A Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2021-A Manufacturer Concentration Excess Amount, as of such date or the Series 2021-A Non-Liened Vehicle Amount for purposes of calculating the Series 2021-A Non-Liened Vehicle Concentration Excess Amount as of such date, (iv) the amount of any Series 2021-A Eligible Manufacturer Receivables included in the Series 2021-A Eligible Non-Investment Grade (High) Program Receivable Amount for purposes of calculating the Series 2021-A Non-Investment Grade (High) Program Receivable Concentration Excess Amount and designated by HVF III to constitute Series 2021-A Non-Investment Grade (High) Program Receivable Concentration Excess Amounts as of such date, shall not be included in the Series 2021-A Manufacturer Amount for the Manufacturer with respect to such Series 2021-A Eligible Manufacturer Receivable for purposes of calculating the Series 2021-A Manufacturer Concentration Excess Amount, as of such date, and (v) the determination of which Eligible Vehicles (or the Net Book Value thereof) or Series 2021-A Eligible Manufacturer Receivables are designated as constituting (A) Series 2021-A Non-Liened Vehicle Concentration Excess Amounts, (B) Series 2021-A Medium-Duty Truck Concentration Excess Amounts, (C) Series 2021-A Manufacturer Concentration Excess Amounts and (D) Series 2021-A Non-Investment Grade (High) Program Receivable Concentration Excess Amounts, in each case, as of such date shall be made iteratively by HVF III in its reasonable discretion.

“Series 2021-A Daily Interest Allocation” means, on each Series 2021-A Deposit Date, an amount equal to the sum of (i) the Series 2021-A Invested Percentage (as of such date) of the aggregate amount of Interest Collections deposited into the Collection Account on such date and (ii) all amounts received by the Trustee in respect of the Series 2021-A Interest Rate Caps on such date.

“Series 2021-A Daily Principal Allocation” means, on each Series 2021-A Deposit Date, an amount equal to the Series 2021-A Invested Percentage (as of such date) of the aggregate amount of Principal Collections deposited into the Collection Account on such date.

“Series 2021-A Defaulted Letter of Credit” means, as of any date of determination, each Series 2021-A Letter of Credit that, as of such date, an Authorized Officer of the Administrator has actual knowledge that:

(A)           such Series 2021-A Letter of Credit is not be in full force and effect (other than in accordance with its terms or otherwise as expressly permitted in such Series 2021-A Letter of Credit),

Schedule I-45

(B)        an Event of Bankruptcy has occurred with respect to the Series 2021-A Letter of Credit Provider of such Series 2021-A Letter of Credit and is continuing,

(C)        such Series 2021-A Letter of Credit Provider has repudiated such Series 2021-A Letter of Credit or such Series 2021-A Letter of Credit Provider has failed to honor a draw thereon made in accordance with the terms thereof, or

(D)        a Series 2021-A Downgrade Event has occurred and is continuing for at least thirty (30) consecutive days with respect to the Series 2021-A Letter of Credit Provider of such Series 2021-A Letter of Credit.

“Series 2021-A Demand Note” means each demand note made by Hertz, substantially in the form of Exhibit B-1.

“Series 2021-A Demand Note Payment Amount” means, as of any date of determination, the excess, if any, of (a) the aggregate amount of all proceeds of demands made on the Series 2021-A Demand Note that were deposited into the Series 2021-A Distribution Account and paid to the Series 2021-A Noteholders during the one year period ending on such date of determination over (b) the amount of any Preference Amount relating to such proceeds that has been repaid to HVF III (or any payee of HVF III) with the proceeds of any Series 2021-A L/C Preference Payment Disbursement (or any withdrawal from any Series 2021-A L/C Cash Collateral Account); provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of sixty (60) consecutive days) with respect to Hertz shall have occurred on or before such date of determination, the Series 2021-A Demand Note Payment Amount shall equal (i) on any date of determination until the conclusion or dismissal of the proceedings giving rise to such Event of Bankruptcy without continuing jurisdiction by the court in such proceedings (or on any earlier date upon which the statute of limitations in respect of avoidance actions in such proceedings has run or when such actions otherwise become unavailable to the bankruptcy estate), the Series 2021-A Demand Note Payment Amount as if it were calculated as of the date of the occurrence of such Event of Bankruptcy and (ii) on any date of determination thereafter, $0.

“Series 2021-A Deposit Date” means each Business Day on which any Collections are deposited into the Collection Account.

“Series 2021-A Disbursement” shall mean any Series 2021-A L/C Credit Disbursement, any Series 2021-A L/C Preference Payment Disbursement, any Series 2021-A L/C Termination Disbursement or any Series 2021-A L/C Unpaid Demand Note Disbursement under the Series 2021-A Letters of Credit or any combination thereof, as the context may require.

“Series 2021-A Disposed Vehicle Threshold Number” means (a) for any Determination Date on which the sum of the Net Book Values for all Eligible Vehicles as of the last day of the calendar month immediately preceding such Determination Date is greater than or equal to $6,000,000,000, 13,500 vehicles, (b) for any Determination Date on which the sum of the Net Book Values for all Eligible Vehicles as of the last day of the calendar month immediately preceding such Determination Date is less than $6,000,000,000 and greater than or equal to $4,500,000,000, 10,000 vehicles and (c) for any Determination Date on which the sum of the Net Book Values for all Eligible Vehicles as of the last day of the calendar month immediately preceding such Determination Date is less than $4,500,000,000, 6,500 vehicles.

Schedule I-46

“Series 2021-A Distribution Account” has the meaning specified in Section 4.2(a)(iii) (Establishment of Series 2021-A Accounts).

“Series 2021-A Downgrade Event” has the meaning specified in Section 5.7(b) (Series 2021-A Letter of Credit Provider Downgrades).

“Series 2021-A Eligible Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Series 2021-A Investment Grade Non-Program Vehicle for which the Disposition Date has not occurred as of such date.

“Series 2021-A Eligible Investment Grade Program Receivable Amount” means, as of any date of determination, the sum of all Series 2021-A Eligible Manufacturer Receivables payable to any Leasing Company or the Intermediary, in each case, as of such date by all Series 2021-A Investment Grade Manufacturers.

“Series 2021-A Eligible Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Series 2021-A Investment Grade Program Vehicle for which the Disposition Date has not occurred as of such date.

“Series 2021-A Eligible Letter of Credit Provider” means a Person having, at the time of the issuance of the related Series 2021-A Letter of Credit and as of the date of any amendment or extension of the Series 2021-A Commitment Termination Date, a long-term senior unsecured debt rating (or the equivalent thereof) of at least “BBB” from DBRS (or if such Person is not rated by DBRS, “Baa2” by Moody’s or “BBB” by S&P); provided that, for the avoidance of doubt, with respect to any determination as to whether Deutsche Bank AG, New York Branch satisfies the Initial Counterparty Required Ratings or is a Series 2021-A Eligible Letter of Credit Provider, the rating of “Deutsche Bank AG, New York Branch” shall be determined by reference to the rating of “Deutsche Bank AG.”

“Series 2021-A Eligible Manufacturer Receivable” means, as of any date of determination:

(i)            each Manufacturer Receivable payable to HVF III by any Manufacturer that has a Relevant DBRS Rating as of such date of at least “A(L)” from DBRS (or, if such Manufacturer does not have a Relevant DBRS Rating as of such date, then a DBRS Equivalent Rating of at least “A(L)”) as of such date pursuant to a Manufacturer Program that, as of such date, has not remained unpaid for more than 150 calendar days past the Disposition Date with respect to the Eligible Vehicle giving rise to such Manufacturer Receivable;

(ii)           each Manufacturer Receivable payable to HVF III by any Manufacturer that (a) has a Relevant DBRS Rating as of such date of (i) less than “A(L)” from DBRS as of such date and (ii) at least “BBB(L)” from DBRS as of such date or (b) if such Manufacturer does not have a Relevant DBRS Rating as of such date, then has a DBRS Equivalent Rating of (i) less than “A(L)” as of such date and (ii) at least “BBB(L)” as of such date, in either such case of the foregoing clause (a) or (b), pursuant to a Manufacturer Program that, as of such date, has not remained unpaid for more than 120 calendar days past the Disposition Date with respect to the Eligible Vehicle giving rise to such Manufacturer Receivable; and

Schedule I-47

(iii)           each Manufacturer Receivable payable to HVF III by a Series 2021-A Non-Investment Grade (High) Manufacturer or a Series 2021-A Non-Investment Grade (Low) Manufacturer, in any case, pursuant to a Manufacturer Program, that, as of such date, has not remained unpaid for more than 90 calendar days past the Disposition Date with respect to the Eligible Vehicle giving rise to such Manufacturer Receivable.

“Series 2021-A Eligible Non-Investment Grade (High) Program Receivable Amount” means, as of any date of determination, the sum of all Series 2021-A Eligible Manufacturer Receivables payable to any Leasing Company or the Intermediary, in each case, as of such date by all Series 2021-A Non-Investment Grade (High) Manufacturers.

“Series 2021-A Eligible Non-Investment Grade (Low) Program Receivable Amount” means, as of any date of determination, the sum of all Series 2021-A Eligible Manufacturer Receivables payable to any Leasing Company or the Intermediary, in each case, as of such date by all Series 2021-A Non-Investment Grade (Low) Manufacturers.

“Series 2021-A Eligible Non-Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value of each Series 2021-A Non-Investment Grade Non-Program Vehicle for which the Disposition Date has not occurred as of such date.

“Series 2021-A Eligible Non-Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Series 2021-A Non-Investment Grade (High) Program Vehicle and each Series 2021-A Non-Investment Grade (Low) Program Vehicle, in each case, for which the Disposition Date has not occurred as of such date.

“Series 2021-A Excess Administrator Fee Allocation Amount” means, with respect to any Payment Date, an amount equal to the excess, if any, of (i) the Series 2021-A Administrator Fee Amount with respect to such Payment Date over (ii) the Series 2021-A Capped Administrator Fee Amount with respect to such Payment Date.

“Series 2021-A Excess HVF III Operating Expense Amount” means, with respect to any Payment Date the excess, if any, of (i) the Series 2021-A HVF III Operating Expense Amount with respect to such Payment Date over (ii) the Series 2021-A Capped HVF III Operating Expense Amount with respect to such Payment Date.

“Series 2021-A Excess Trustee Fee Allocation Amount” means, with respect to any Payment Date, an amount equal to the excess, if any, of (i) the Series 2021-A Trustee Fee Amount with respect to such Payment Date over (ii) the Series 2021-A Capped Trustee Fee Amount with respect to such Payment Date.

“Series 2021-A Failure Percentage” means, as of any date of determination, a percentage equal to 100% minus the lower of (x) the lowest Series 2021-A Non-Program Vehicle Disposition Proceeds Percentage Average for any Determination Date (including such date of determination) within the preceding twelve (12) calendar months and (y) the lowest Series 2021-A Market Value Average as of any Determination Date within the preceding twelve (12) calendar months.

Schedule I-48

“Series 2021-A Floating Allocation Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2021-A Adjusted Asset Coverage Threshold Amount as of such date and the denominator of which is the Aggregate Asset Coverage Threshold Amount as of such date.

“Series 2021-A HVF III Operating Expense Amount” means, with respect to any Payment Date, the sum (without duplication) of (a) the aggregate amount of Series 2021-A Carrying Charges on such Payment Date (excluding any Series 2021-A Carrying Charges payable to the Series 2021-A Noteholders, the Program Agent or the Funding Agents) and (b) the Series 2021-A Percentage of the Carrying Charges, if any, payable by HVF III on such Payment Date (excluding any Carrying Charges payable to the Series 2021-A Noteholders).

“Series 2021-A Interest Collection Account” has the meaning specified in Section 4.2(a)(i) (Establishment of Series 2021-A Accounts).

“Series 2021-A Interest Period” means a period commencing on and including the second Business Day preceding a Determination Date and ending on and including the day preceding the second Business Day preceding the next succeeding Determination Date; provided, however, that the initial Series 2021-A Interest Period shall commence on and include the Series 2021-A Closing Date and end on and include July 15, 2021.

“Series 2021-A Interest Rate Cap” means any interest rate cap entered into in accordance with the provisions of Section 4.4 (Series 2021-A Interest Rate Caps), including, the Series 2021-A Interest Rate Cap Documents with respect thereto.

“Series 2021-A Interest Rate Cap Documents” means, with respect to any Series 2021-A Interest Rate Cap, the documentation that governs such Series 2021-A Interest Rate Cap.

“Series 2021-A Invested Percentage” means, on any date of determination:

(a)         when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction,

(i)           the numerator of which shall be equal to:

(x)      during the Series 2021-A Revolving Period, the Series 2021-A Adjusted Asset Coverage Threshold Amount as of the close of business on the last day of the immediately preceding Related Month (or, until the end of the initial Related Month after the Series 2021-A Closing Date, on the Series 2021-A Closing Date),

(y)     during the Series 2021-A Rapid Amortization Period, but prior to the first date on which an Amortization Event has been declared or has automatically occurred with respect to all Series of Notes, the Series 2021-A Adjusted Asset Coverage Threshold Amount as of the close of business on the last day of the Series 2021-A Revolving Period, and

Schedule I-49

(z)       on and after the first date on which an Amortization Event has been declared or automatically occurred with respect to all Series of Notes, the Series 2021-A Adjusted Asset Coverage Threshold Amount as of the close of business on the day immediately prior to such first date on which an Amortization Event has been declared or automatically occurred with respect to all Series of Notes, and

(ii)         the denominator of which shall be the Aggregate Asset Coverage Threshold Amount as of the same date used to determine the numerator in clause (i); provided that, if the principal amount of any other Series of Notes shall have been reduced to zero on any date after the date used to determine the numerator in clause (i)(z), then the Asset Coverage Threshold Amount with respect to such Series of Notes shall be excluded from the calculation of the Aggregate Asset Coverage Threshold Amount pursuant to this clause (ii) for any date of determination following the date on which the principal amount of such other Series of Notes shall have been reduced to zero;

(b)         when used with respect to Interest Collections, the percentage equivalent of a fraction, the numerator of which shall be the Series 2021-A Accrued Amounts on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination.

“Series 2021-A Investment Grade Manufacturer” means, as of any date of determination, any Manufacturer that has a Relevant DBRS Rating as of such date of at least “BBB(L)” from DBRS (or, if such Manufacturer does not have a Relevant DBRS Rating as of such date, then a DBRS Equivalent Rating of “BBB(L)”) as of such date; provided that, upon any withdrawal or downgrade of any rating of any Manufacturer by DBRS (or, if such Manufacturer is not rated by DBRS, any Equivalent Rating Agency), such Manufacturer may, in HVF III’s sole discretion, be deemed to have the rating applicable thereto immediately preceding such withdrawal or downgrade (as applicable) by DBRS (or, if such Manufacturer is not rated by DBRS, such DBRS Equivalent Rating) for a period of thirty (30) days following the earlier of (x) the date on which an Authorized Officer of any of the Administrator, any Leasing Company or any Lease Servicer obtains actual knowledge of such withdrawal or downgrade (as applicable) and (y) the date on which the Trustee notifies the Administrator in writing of such withdrawal or downgrade (as applicable).

“Series 2021-A Investment Grade Non-Program Vehicle” means, as of any date of determination, any Eligible Vehicle manufactured by a Series 2021-A Investment Grade Manufacturer that is not a Series 2021-A Investment Grade Program Vehicle as of such date.

“Series 2021-A Investment Grade Program Vehicle” means, as of any date of determination, any Program Vehicle manufactured by a Series 2021-A Investment Grade Manufacturer that is subject to a Manufacturer Program on the Vehicle Operating Lease Commencement Date for such Program Vehicle unless it has been redesignated (and as of such date remains so designated) as a Non-Program Vehicle pursuant to Section 2.5 of the HVF Lease (or such other similar section of another Lease, as applicable) as of such date.

“Series 2021-A L/C Cash Collateral Account” has the meaning specified in Section 4.2(a) (Establishment of Series 2021-A Accounts).

Schedule I-50

“Series 2021-A L/C Cash Collateral Account Collateral” means the Series 2021-A Account Collateral with respect to the Series 2021-A L/C Cash Collateral Account.

“Series 2021-A L/C Cash Collateral Account Surplus” means, with respect to any Payment Date, the lesser of (a) the Series 2021-A Available Cash Collateral Account Amount and (b) the excess, if any, of the Series 2021-A Adjusted Liquid Enhancement Amount over the Series 2021-A Required Liquid Enhancement Amount on such Payment Date.

“Series 2021-A L/C Cash Collateral Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2021-A Available Cash Collateral Account Amount as of such date and the denominator of which is the Series 2021-A Letter of Credit Liquidity Amount as of such date.

“Series 2021-A L/C Credit Disbursement” means an amount drawn under a Series 2021-A Letter of Credit pursuant to a Series 2021-A Certificate of Credit Demand.

“Series 2021-A L/C Preference Payment Disbursement” means an amount drawn under a Series 2021-A Letter of Credit pursuant to a Series 2021-A Certificate of Preference Payment Demand.

“Series 2021-A L/C Termination Disbursement” means an amount drawn under a Series 2021-A Letter of Credit pursuant to a Series 2021-A Certificate of Termination Demand.

“Series 2021-A L/C Unpaid Demand Note Disbursement” means an amount drawn under a Series 2021-A Letter of Credit pursuant to a Series 2021-A Certificate of Unpaid Demand Note Demand.

“Series 2021-A Lease Interest Payment Deficit” means on any Payment Date an amount equal to the excess, if any, of (a) the aggregate amount of Interest Collections that pursuant to Section 5.1 (Collections Allocation) would have been deposited into the Series 2021-A Interest Collection Account if all payments of Monthly Variable Rent required to have been made under the Leases from but excluding the preceding Payment Date to and including such Payment Date were made in full over (b) the aggregate amount of Interest Collections that pursuant to Section 5.1(b) (Collections Allocation) have been received for deposit into the Series 2021-A Interest Collection Account from but excluding the preceding Payment Date to and including such Payment Date.

“Series 2021-A Lease Payment Deficit” means either a Series 2021-A Lease Interest Payment Deficit or a Series 2021-A Lease Principal Payment Deficit.

“Series 2021-A Lease Principal Payment Carryover Deficit” means (a) for the initial Payment Date, zero and (b) for any other Payment Date, the excess, if any, of (x) the Series 2021-A Lease Principal Payment Deficit, if any, on the preceding Payment Date over (y) all amounts deposited into the Series 2021-A Principal Collection Account on or prior to such Payment Date on account of such Series 2021-A Lease Principal Payment Deficit.

Schedule I-51

“Series 2021-A Lease Principal Payment Deficit” means on any Payment Date the sum of (a) the Series 2021-A Monthly Lease Principal Payment Deficit for such Payment Date and (b) the Series 2021-A Lease Principal Payment Carryover Deficit for such Payment Date.

“Series 2021-A Letter of Credit” means an irrevocable letter of credit, substantially in the form of Exhibit I to this Series 2021-A Supplement issued by a Series 2021-A Eligible Letter of Credit Provider in favor of the Trustee for the benefit of the Series 2021-A Noteholders; provided that, any Series 2021-A Letter of Credit issued after the Series 2021-A Closing Date not substantially in the form of Exhibit I to this Series 2021-A Supplement shall be subject to the written consent of the Required Controlling Class Series 2021-A Noteholders.

“Series 2021-A Letter of Credit Amount” means, as of any date of determination, the lesser of (a) the sum of (i) the aggregate amount available to be drawn as of such date under the Series 2021-A Letters of Credit, as specified therein, and (ii) if the Series 2021-A L/C Cash Collateral Account has been established and funded pursuant to Section 4.2(a)(ii) (Establishment of Series 2021-A Accounts), the Series 2021-A Available L/C Cash Collateral Account Amount as of such date and (b) the aggregate undrawn principal amount of the Series 2021-A Demand Note as of such date.

“Series 2021-A Letter of Credit Expiration Date” means, with respect to any Series 2021-A Letter of Credit, the expiration date set forth in such Series 2021-A Letter of Credit, as such date may be extended in accordance with the terms of such Series 2021-A Letter of Credit.

“Series 2021-A Letter of Credit Liquidity Amount” means, as of any date of determination, the sum of (a) the aggregate amount available to be drawn as of such date under each Series 2021-A Letter of Credit, as specified therein, and (b) if a Series 2021-A L/C Cash Collateral Account has been established pursuant to Section 4.2(a)(ii) (Establishment of Series 2021-A Accounts), the Series 2021-A Available L/C Cash Collateral Account Amount as of such date.

“Series 2021-A Letter of Credit Provider” means each issuer of a Series 2021-A Letter of Credit.

“Series 2021-A Letter of Credit Reimbursement Agreement” means any and each reimbursement agreement providing for the reimbursement of a Series 2021-A Letter of Credit Provider for draws under its Series 2021-A Letter of Credit.

“Series 2021-A Liquid Enhancement Amount” means, as of any date of determination, the sum of (a) the Series 2021-A Letter of Credit Liquidity Amount and (b) the Series 2021-A Available Reserve Account Amount as of such date.

“Series 2021-A Liquid Enhancement Deficiency” means, as of any date of determination, the Series 2021-A Adjusted Liquid Enhancement Amount is less than the Series 2021-A Required Liquid Enhancement Amount as of such date.

Schedule I-52

“Series 2021-A Liquidation Event” means, so long as such event or condition continues, (a) any Amortization Event with respect to the Series 2021-A Notes described in clauses (a), (b), (d), (g) through (i), (l), (m), (n) (with respect to a failure to comply by the Administrator), (p) or (q) of Section 7.1 (Amortization Events) of this Series 2021-A Supplement that continues for thirty (30) consecutive days (without double counting the cure period, if any, provided therein) after declaration thereof (whether by notice or automatic), (b) any Amortization Event with respect to the Series 2021-A Notes described in Section 7.1(c) (Amortization Events) of this Series 2021-A Supplement or any Amortization Event specified in clauses (a), (b), (c), (d) or (g) of Article IX (Amortization Events and Remedies) of the Base Indenture or (c) any event specified in clause (r) of Section 7.1 (Amortization Events). Each Series 2021-A Liquidation Event shall be a “Liquidation Event” with respect to the Series 2021-A Notes.

“Series 2021-A Manufacturer Amount” means, as of any date of determination and with respect to any Manufacturer, the sum of: the aggregate Net Book Value of all Eligible Vehicles manufactured by such Manufacturer as of such date; and the aggregate amount of all Series 2021-A Eligible Manufacturer Receivables with respect to such Manufacturer.

“Series 2021-A Manufacturer Concentration Excess Amount” means, with respect to any Manufacturer as of any date of determination, the excess, if any, of the Series 2021-A Manufacturer Amount with respect to such Manufacturer as of such date over the Series 2021-A Maximum Manufacturer Amount with respect to such Manufacturer as of such date; provided that, for purposes of calculating such excess as of any such date (i) the Net Book Value of any Eligible Vehicle included in the Series 2021-A Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2021-A Manufacturer Concentration Excess Amount and designated by HVF III to constitute Series 2021-A Manufacturer Concentration Excess Amounts, as of such date, shall not be included in the Series 2021-A Non-Liened Vehicle Amount for purposes of calculating the Series 2021-A Non-Liened Vehicle Concentration Excess Amount as of such date, (ii) the Net Book Value of any Eligible Vehicle included in the Series 2021-A Non-Liened Vehicle Amount for purposes of calculating the Series 2021-A Non-Liened Vehicle Concentration Excess Amount and designated by HVF III to constitute Series 2021-A Non-Liened Vehicle Concentration Excess Amounts as of such date, shall not be included in the Series 2021-A Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2021-A Manufacturer Concentration Excess Amount, as of such date, (iii) the amount of any Series 2021-A Eligible Manufacturer Receivables included in the Series 2021-A Eligible Non-Investment Grade (High) Program Receivable Amount for purposes of calculating the Series 2021-A Non-Investment Grade (High) Program Receivable Concentration Excess Amount and designated by HVF III to constitute Series 2021-A Non-Investment Grade (High) Program Receivable Concentration Excess Amounts as of such date, shall not be included in the Series 2021-A Manufacturer Amount for the Manufacturer with respect to such Series 2021-A Eligible Manufacturer Receivable for purposes of calculating the Series 2021-A Manufacturer Concentration Excess Amount, as of such date, and (iv) the determination of which Eligible Vehicles (or the Net Book Value thereof) or Series 2021-A Eligible Manufacturer Receivables are to be designated as constituting (A) Series 2021-A Non-Liened Vehicle Concentration Excess Amounts, (B) Series 2021-A Manufacturer Concentration Excess Amounts and (C) Series 2021-A Non-Investment Grade (High) Program Receivable Concentration Excess Amounts, in each case as of such date shall be made iteratively by HVF III in its reasonable discretion.

“Series 2021-A Manufacturer Percentage” means, for any Manufacturer listed in the table below, the percentage set forth opposite such Manufacturer in such table. In addition, the portfolio of vehicles will include a maximum of 5.0% of medium-duty trucks.

Schedule I-53

Manufacturer	Series 2021-A Manufacturer Limit
Audi	12.50%
BMW	12.50%
Chrysler	55.00%
Fiat	12.50%
Ford	55.00%
GM	55.00%
Honda	55.00%
Hyundai	55.00%
Jaguar	12.50%
Kia	55.00%
Land Rover	12.50%
Lexus	12.50%
Mazda	35.00%
Mercedes	12.50%
Nissan	55.00%
Subaru	12.50%
Toyota	55.00%
Volkswagen	55.00%
Volvo	35.00%
Hyundai & Kia combined	55.00%
Chrysler & Fiat combined	55.00%
Volkswagen & Audi combined	55.00%
Any other individual Manufacturer	10.00%

Schedule I-54

“Series 2021-A Market Value Average” means, as of any date of determination, the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the average of the Series 2021-A Non-Program Fleet Market Value as of the three preceding Determination Dates and the denominator of which is the average of the aggregate Net Book Value of all Non-Program Vehicles as of such three preceding Determination Dates.

“Series 2021-A Maximum Manufacturer Amount” means, as of any date of determination and with respect to any Manufacturer, an amount equal to the product of (a) the Series 2021-A Manufacturer Percentage for such Manufacturer and (b) the Aggregate Asset Amount as of such date.

“Series 2021-A Maximum Non-Investment Grade (High) Program Receivable Amount” means, as of any date of determination and with respect to any Series 2021-A Non-Investment Grade (High) Manufacturer, an amount equal to 7.50% of the Aggregate Asset Amount as of such date.

“Series 2021-A Maximum Non-Liened Vehicle Amount” means, as of any date of determination, the excess, if any, of the Series 2021-A Non-Liened Vehicle Amount as of such date over (x) from the Series 2021-A Closing Date until the first anniversary of the Series 2021-A Closing Date, 15.00% of the Aggregate Asset Amount as of such date and (y) from the first anniversary of the Series 2021-A Closing Date and thereafter, the lesser of (1) $350 million or (2) 10.0% of the Aggregate Asset Amount as of such date.

“Series 2021-A Maximum Principal Amount” means, as of any date of determination, the sum of the Class A Maximum Principal Amount, the Class B Principal Amount and the Class RR Principal Amount, in each case as of such date.

“Series 2021-A Measurement Month” on any Determination Date, means each complete calendar month, or the smallest number of consecutive complete calendar months preceding such Determination Date, in which at least the Series 2021-A Disposed Vehicle Threshold Number Vehicles were sold to unaffiliated third parties (provided that, HVF III, in its sole discretion, may exclude salvage sales); provided, however, that no calendar month included in a single Series 2021-A Measurement Month shall be included in any other Series 2021-A Measurement Month.

“Series 2021-A Medium-Duty Truck Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Non-Program Vehicle that is a medium-duty truck for which the Disposition Date has not occurred as of such date.

“Series 2021-A Medium-Duty Truck Concentration Excess Amount” means, as of any date of determination, the excess of the Series 2021-A Medium-Duty Truck Amount over 5.0% of the Aggregate Asset Amount as of such date.

“Series 2021-A Monthly Lease Principal Payment Deficit” means on any Payment Date an amount equal to the excess, if any, of (a) the aggregate amount of Principal Collections that pursuant to Section 5.1 (Collections Allocation) would have been deposited into the Series 2021-A Principal Collection Account if all payments required to have been made under the Leases from but excluding the preceding Payment Date to and including such Payment Date were made in full over (b) the aggregate amount of Principal Collections that pursuant to Section 5.1 (Collections Allocation) have been received for deposit into the Series 2021-A Principal Collection Account from but excluding the preceding Payment Date to and including such Payment Date.

Schedule I-55

“Series 2021-A Non-Investment Grade (High) Manufacturer” means, as of any date of determination, any Manufacturer that (a) has a Relevant DBRS Rating as of such date of (i) less than “BBB(L)” from DBRS and (ii) at least “BB(L)” from DBRS, or (b) if such Manufacturer does not have a Relevant DBRS Rating as of such date, then has a DBRS Equivalent Rating of (i) less than “BBB(L)” as of such date and (ii) at least “BB(L)” as of such date; provided that, upon any withdrawal or downgrade of any rating of any Manufacturer by DBRS (or, if such Manufacturer is not rated by DBRS, any Equivalent Rating Agency), such Manufacturer may, in HVF III’s sole discretion, be deemed to have the rating applicable thereto immediately preceding such withdrawal or downgrade (as applicable) by DBRS (or, if such Manufacturer is not rated by DBRS, such Equivalent Rating Agency) for a period of thirty (30) days following the earlier of (x) the date on which an Authorized Officer of any of the Administrator, any Leasing Company or any Lease Servicer obtains actual knowledge of such withdrawal or downgrade (as applicable) and (y) the date on which the Trustee notifies the Administrator in writing of such withdrawal or downgrade (as applicable).

“Series 2021-A Non-Investment Grade (High) Program Receivable Concentration Excess Amount” means, with respect to any Series 2021-A Non-Investment Grade (High) Manufacturer, as of any date of determination, the excess, if any, of the Series 2021-A Eligible Non-Investment Grade (High) Program Receivable Amount with respect to such Series 2021-A Non-Investment Grade (High) Manufacturer as of such date over the Series 2021-A Maximum Non-Investment Grade (High) Program Receivable Amount with respect to such Series 2021-A Non-Investment Grade (High) Manufacturer as of such date; provided that, for purposes of calculating such excess as of any such date (i) the amount of any Series 2021-A Eligible Manufacturer Receivables with respect to any Series 2021-A Non-Investment Grade (High) Manufacturer included in the Series 2021-A Manufacturer Amount for purposes of calculating the Series 2021-A Manufacturer Concentration Excess Amount and designated by HVF III to constitute Series 2021-A Manufacturer Concentration Excess Amounts as of such date, shall not be included in the Series 2021-A Eligible Non-Investment Grade (High) Program Receivable Amount for purposes of calculating the Series 2021-A Non-Investment Grade (High) Program Receivable Concentration Excess Amount, as of such date and (ii) the determination of which receivables are to be designated as constituting (A) Series 2021-A Non-Investment Grade (High) Program Receivable Concentration Excess Amounts and (B) Series 2021-A Manufacturer Concentration Excess Amounts, in each case as of such date, shall be made iteratively by HVF III in its reasonable discretion.

“Series 2021-A Non-Investment Grade (High) Program Vehicle” means, as of any date of determination, any Program Vehicle manufactured by a Series 2021-A Non-Investment Grade (High) Manufacturer that is or was subject to a Manufacturer Program on the Vehicle Operating Lease Commencement Date for such Program Vehicle unless it has been redesignated (and as of such date remains so designated) as a Non-Program Vehicle pursuant to Section 2.5 of the HVF Lease (or such other similar section of another Lease, as applicable) as of such date.

Schedule I-56

“Series 2021-A Non-Investment Grade (Low) Manufacturer” means, as of any date of determination, any Manufacturer that has a Relevant DBRS Rating as of such date of less than “BB(L)” from DBRS (or, if such Manufacturer does not have a Relevant DBRS Rating as of such date, a DBRS Equivalent Rating of “BB(L)”) as of such date; provided that, upon any withdrawal or downgrade of any rating of any Manufacturer by DBRS (or, if such Manufacturer is not rated by DBRS, any DBRS Equivalent Rating), such Manufacturer may, in HVF III’s sole discretion, be deemed to have the rating applicable thereto immediately preceding such withdrawal or downgrade (as applicable) DBRS (or, if such Manufacturer is not rated by DBRS, such Equivalent Rating Agency) for a period of thirty (30) days following the earlier of (x) the date on which any of the Administrator, any Leasing Company or any Lease Servicer obtains actual knowledge of such withdrawal or downgrade (as applicable) and (y) the date on which the Trustee notifies the Administrator in writing of such withdrawal or downgrade (as applicable).

“Series 2021-A Non-Investment Grade (Low) Program Vehicle” means, as of any date of determination, any Program Vehicle manufactured by a Series 2021-A Non-Investment Grade (Low) Manufacturer that is or was subject to a Manufacturer Program on the Vehicle Operating Lease Commencement Date for such Program Vehicle unless it has been redesignated (and as of such date remains so designated) as a Non-Program Vehicle pursuant to Section 2.5 of the HVF Lease (or such other similar section of another Lease, as applicable) as of such date.

“Series 2021-A Non-Investment Grade Non-Program Vehicle” means, as of any date of determination, any Eligible Vehicle that (i) was manufactured by a Series 2021-A Non-Investment Grade (High) Manufacturer or a Series 2021-A Non-Investment Grade (Low) Manufacturer and (ii) is not a Series 2021-A Non-Investment Grade (High) Program Vehicle or a Series 2021-A Non-Investment Grade (Low) Program Vehicle, in each case as of such date.

“Series 2021-A Non-Liened Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Eligible Vehicle for which the Disposition Date has not occurred as of such date and with respect to which the Certificate of Title does not note the Collateral Agent as the first lienholder (and, the Certificate of Title with respect to which has not been submitted to the appropriate state authorities for such notation or the fees due in respect of such notation have not yet been paid).

“Series 2021-A Non-Liened Vehicle Concentration Excess Amount” means, as of any date of determination, the excess, if any, of the Series 2021-A Non-Liened Vehicle Amount as of such date over the Series 2021-A Maximum Non-Liened Vehicle Amount as of such date; provided that, for purposes of calculating such excess as of any such date (i) the Net Book Value of any Eligible Vehicle included in the Series 2021-A Non-Liened Vehicle Amount for purposes of calculating the Series 2021-A Non-Liened Vehicle Concentration Excess Amount and designated by HVF III to constitute Series 2021-A Non-Liened Vehicle Concentration Excess Amounts, as of such date, shall not be included in the Series 2021-A Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2021-A Manufacturer Concentration Excess Amount, as of such date, (ii) the Net Book Value of any Eligible Vehicle included in the Series 2021-A Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2021-A Manufacturer Concentration Excess Amount and designated by HVF III to constitute Series 2021-A Manufacturer Concentration Excess Amounts, as of such date, shall not be included in the Series 2021-A Non-Liened Vehicle Amount for purposes of calculating the Series 2021-A Non-Liened Vehicle Concentration Excess Amount as of such date, and (iii) the determination of which Eligible Vehicles (or the Net Book Value thereof) are to be designated as constituting (A) Series 2021-A Non-Liened Vehicle Concentration Excess Amounts and (B) Series 2021-A Manufacturer Concentration Excess Amounts, in each case as of such date shall be made iteratively by HVF III in its reasonable discretion.

Schedule I-57

“Series 2021-A Non-Program Fleet Market Value” means, with respect to all Non-Program Vehicles as of any date of determination, the sum of the respective Series 2021-A Third-Party Market Values of each such Non-Program Vehicle as of such date.

“Series 2021-A Non-Program Vehicle Disposition Proceeds Percentage Average” means, with respect to any Series 2021-A Measurement Month the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the aggregate amount of Disposition Proceeds paid or payable in respect of all Non-Program Vehicles that are sold to unaffiliated third parties (excluding salvage sales) during such Series 2021-A Measurement Month and the two Series 2021-A Measurement Months preceding such Series 2021-A Measurement Month and the denominator of which is the excess, if any, of the aggregate Net Book Values of such Non-Program Vehicles on the dates of their respective sales over the aggregate Final Base Rent with respect such Non-Program Vehicles.

“Series 2021-A Noteholder” means the Class A Noteholders, the Class B Noteholders and the Class RR Noteholders, collectively.

“Series 2021-A Notes” means the Class A Notes, the Class B Notes and the Class RR Notes, collectively.

“Series 2021-A Notice of Reduction” means a notice in the form of Annex G to a Series 2021-A Letter of Credit.

“Series 2021-A Past Due Rent Payment” means, (a) with respect to any Past Due Rent Payment in respect of a Series 2021-A Lease Principal Payment Deficit, an amount equal to the Series 2021-A Invested Percentage with respect to Principal Collections (as of the Payment Date on which such Series 2021-A Lease Payment Deficit occurred) of such Past Due Rent Payment and (b) with respect to any Past Due Rent Payment in respect of a Series 2021-A Lease Interest Payment Deficit, an amount equal to the Series 2021-A Invested Percentage with respect to Interest Collections (as of the Payment Date on which such Series 2021-A Lease Payment Deficit occurred) of such Past Due Rent Payment.

“Series 2021-A Payment Date Available Interest Amount” means, with respect to each Series 2021-A Interest Period, the sum of the Series 2021-A Daily Interest Allocations for each Series 2021-A Deposit Date in such Series 2021-A Interest Period.

“Series 2021-A Payment Date Interest Amount” means, with respect to each Payment Date, the sum (without duplication) of the amounts payable pursuant to Sections 5.3(a) through (e) (Application of Funds in the Series 2021-A Interest Collection Account) (excluding any amounts payable to the Class RR Noteholder).

“Series 2021-A Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2021-A Principal Amount as of such date and the denominator of which is the Aggregate Principal Amount as of such date.

Schedule I-58

“Series 2021-A Permitted Liens” means (i) Liens for current taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (ii) mechanics’, materialmen’s, landlords’, warehousemen’s and carriers’ Liens, and other Liens imposed by law, securing obligations that are not more than thirty (30) days past due or are being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP and (iii) Liens in favor of the Trustee pursuant to any Series 2021-A Related Document and Liens in favor of the Collateral Agent pursuant to the Collateral Agency Agreement. Series 2021-A Permitted Liens shall be “Series Permitted Liens” with respect to the Series 2021-A Notes.

“Series 2021-A Principal Amount” means, as of any date of determination, the sum of the Class A Principal Amount, the Class B Principal Amount and the Class RR Principal Amount, in each case as of such date. The Series 2021-A Principal Amount shall be the “Principal Amount” with respect to the Series 2021-A Notes.

“Series 2021-A Principal Collection Account” has the meaning specified in Section 4.2(a) (Establishment of Series 2021-A Accounts) of this Series 2021-A Supplement.

“Series 2021-A Principal Collection Account Amount” means, as of any date of determination, the amount of cash on deposit in and Permitted Investments credited to the Series 2021-A Principal Collection Account as of such date.

“Series 2021-A Rapid Amortization Period” means the period beginning on the earlier to occur of (i) the close of business on the Business Day immediately preceding the Expected Final Payment Date and (ii) the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 2021-A Notes, and ending upon the earlier to occur of (i) the date on which (A) the Series 2021-A Notes are paid in full and (B) the termination of this Series 2021-A Supplement.

“Series 2021-A Related Documents” means the Base Related Documents, the Related Documents, this Series 2021-A Supplement, each Series 2021-A Demand Note, the Series 2021-A Interest Rate Cap Documents, the Back-Up Administration Agreement and the Series 2021-A Back-Up Disposition Agent Agreement.

“Series 2021-A Remainder AAA Amount” means, as of any date of determination, the excess, if any, of: (a) the Aggregate Asset Amount as of such date over (b) the sum of: (i) the Series 2021-A Eligible Investment Grade Program Vehicle Amount as of such date, (ii) the Series 2021-A Eligible Investment Grade Program Receivable Amount as of such date, (iii), the Series 2021-A Eligible Non-Investment Grade Program Vehicle Amount as of such date, (iv) the Series 2021-A Eligible Non-Investment Grade (High) Program Receivable Amount as of such date, (v) the Series 2021-A Eligible Non-Investment Grade (Low) Program Receivable Amount as of such date, (vi) the Series 2021-A Eligible Investment Grade Non-Program Vehicle Amount as of such date, (vii) the Series 2021-A Eligible Non-Investment Grade Non-Program Vehicle Amount as of such date, (viii) the Cash Amount as of such date and (ix) the Due and Unpaid Lease Payment Amount as of such date.

“Series 2021-A Required Liquid Enhancement Amount” means, as of any date of determination, an amount equal to the product of (a) 2.00% and (b) the Class A/B Adjusted Principal Amount as of such date.

Schedule I-59

“Series 2021-A Required Noteholders” means Series 2021-A Noteholders holding more than 50% of the Series 2021-A Principal Amount (excluding any Series 2021-A Notes held by HVF III or any Affiliate of HVF III (other than Series 2021-A Notes held by an Affiliate Issuer)).

“Series 2021-A Required Reserve Account Amount” means, with respect to any date of determination, an amount equal to the greater of: (a) the excess, if any, of (i) the Series 2021-A Required Liquid Enhancement Amount over (ii) the Series 2021-A Letter of Credit Liquidity Amount, in each case, as of such date, excluding from the calculation of such excess the amount available to be drawn under any Series 2021-A Defaulted Letter of Credit as of such date, and: (b) the excess, if any, of: (i) the Series 2021-A Asset Coverage Threshold Amount (excluding therefrom the Series 2021-A Available Reserve Account Amount) over (ii) the Series 2021-A Asset Amount, in each case as of such date.

“Series 2021-A Reserve Account” has the meaning specified in Section 4.2(a) (Establishment of Series 2021-A Accounts) of this Series 2021-A Supplement.

“Series 2021-A Reserve Account Collateral” means the Series 2021-A Account Collateral with respect to the Series 2021-A Reserve Account.

“Series 2021-A Reserve Account Deficiency Amount” means, as of any date of determination, the excess, if any, of the Series 2021-A Required Reserve Account Amount for such date over the Series 2021-A Available Reserve Account Amount for such date.

“Series 2021-A Reserve Account Interest Withdrawal Shortfall” has the meaning specified in Section 5.4(a) (Series 2021-A Reserve Account Withdrawals).

“Series 2021-A Reserve Account Surplus” means, as of any date of determination, the excess, if any, of the Series 2021-A Available Reserve Account Amount (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date) over the Series 2021-A Required Reserve Account Amount, in each case, as of such date.

“Series 2021-A Revolving Period” means the period from and including the Series 2021-A Closing Date to but excluding the earlier of (i) the Expected Final Payment Date and (ii) the first day of the Series 2021-A Rapid Amortization Event.

“Series 2021-A Supplement” has the meaning specified in the Preamble.

“Series 2021-A Supplemental Indenture” means a supplement to the Series 2021-A Supplement complying (to the extent applicable) with the terms of Section 11.10 (Amendments) of this Series 2021-A Supplement.

Schedule I-60

“Series 2021-A Third-Party Market Value” means, with respect to each Non-Program Vehicle, as of any date of determination during a calendar month: if the Series 2021-A Third-Party Market Value Procedures have been completed for such month, then the Monthly NADA Mark, if any, for such Non-Program Vehicle obtained in such calendar month in accordance with such Series 2021-A Third-Party Market Value Procedures; if, pursuant to the Series 2021-A Third-Party Market Value Procedures, no Monthly NADA Mark for such Non-Program Vehicle was obtained in such calendar month, then the Monthly Blackbook Mark, if any, for such Non-Program Vehicle obtained in such calendar month in accordance with such Series 2021-A Third-Party Market Value Procedures; and if, pursuant to the Series 2021-A Third-Party Market Value Procedures, neither a Monthly NADA Mark nor a Monthly Blackbook Mark for such Non-Program Vehicle was obtained for such calendar month (regardless of whether such value was not obtained because (A) neither a Monthly NADA Mark nor a Monthly Blackbook Mark was obtained in undertaking the Series 2021-A Third-Party Market Value Procedures or (B) such Non-Program Vehicle experienced its Vehicle Operating Lease Commencement Date on or after the first day of such calendar month), then the Administrator’s reasonable estimation of the fair market value of such Non-Program Vehicle as of such date of determination; and until the Series 2021-A Third-Party Market Value Procedures have been completed for such calendar month: if such Non-Program Vehicle experienced its Vehicle Operating Lease Commencement Date prior to the first day of such calendar month, the Series 2021-A Third-Party Market Value obtained in the immediately preceding calendar month, in accordance with the Series 2021-A Third-Party Market Value Procedures for such immediately preceding calendar month, and if such Non-Program Vehicle experienced its Vehicle Operating Lease Commencement Date on or after the first day of such calendar month, then the Administrator’s reasonable estimation of the fair market value of such Non-Program Vehicle as of such date of determination; provided that, if the Administrator’s reasonable estimation of the fair market value is used as the “Series 2021-A Third-Party Market Value” for any Non-Program Vehicle as of any date of determination, then the Administrator shall, at the request of the Trustee or the Program Agent, provide the Trustee or the Program Agent supporting evidence for such estimate, which may be in the form of a summary displaying in reasonable detail the basis and assumptions used in making such estimate.

“Series 2021-A Third-Party Market Value Procedures” means, with respect to each calendar month and each Non-Program Vehicle, on or prior to the Determination Date for such calendar month: HVF III shall make one attempt (or cause the Administrator to make one attempt) to obtain a Monthly NADA Mark for each Non-Program Vehicle that was a Non-Program Vehicle as of the first day of such calendar month, and if no Monthly NADA Mark was obtained for any such Non-Program Vehicle described in clause (a) above upon such attempt, then HVF III shall make one attempt (or cause the Administrator to make one attempt) to obtain a Monthly Blackbook Mark for any such Non-Program Vehicle.

“Series 2021-A Trustee Fee Amount” means, with respect to any Payment Date, an amount equal to the Series 2021-A Percentage of fees payable to the Trustee with respect to the Series 2021-A Notes on such Payment Date.

“Series-Specific 2021-A Collateral” means each Series 2021-A Interest Rate Caps, each Series 2021-A Letter of Credit, the Series 2021-A Account Collateral with respect to each Series 2021-A Account and each Series 2021-A Demand Note.

“SOFR” means a rate per annum equal to the secured overnight financing rate for such Business Day published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org (or any successor source for the secured overnight financing rate identified as such by the administrator of the secured overnight financing rate from time to time).

Schedule I-61

“Specified Bankruptcy Opinion Provisions” means the provisions contained in the legal opinions delivered in connection with the issuance of the Series 2021-A Notes or, if applicable, amendments to any Series 2021-A Related Documents, in each case relating to the non-substantive consolidation of Hertz and HGI on the one hand, and each Leasing Company, HVF III and Hertz Vehicles LLC, on the other hand.

“Specified Cost Section” means Sections 3.5 (Increased or Reduced Costs, etc), 3.6 (Funding Losses), 3.7 (Increased Capital Costs) and/or 3.8 (Taxes).

“Subsidiary” of any Person means any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other equity interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person or (ii) one or more Subsidiaries of such Person.

“Taxes” has the meaning specified in Section 3.8(a) (Taxes).

“Term” has the meaning specified in Section 2.6(a) (Term).

“Term SOFR” means, for the applicable corresponding tenor, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“UK Risk Retention Requirements” means the requirements of Article 6 of the UK Securitisation Regulation, together with any guidance published in relation thereto by the PRA and/or FCA, including any regulatory and/or implementing technical standards, provided that any reference to the UK Risk Retention Requirements shall be deemed to include any successor or replacement provisions of Article 6 of the UK Securitisation Regulation included in any UK law or regulation.

“UK Securitisation Regulation” means the EU Securitisation Regulation enacted as retained direct EU law in the UK by virtue of the operation of the European Union (Withdrawal) Act 2018, as amended by the Securitisation (Amendment) (EU Exit) Regulations 2019 (SI 2019/660) (including any implementing regulation, secondary legislation, technical and official guidance relating thereto (in each case, as amended, varied or substituted from time to time)).

“Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.

“Voting Stock” means, with respect to any Person, shares of Capital Stock entitled to vote generally in the election of directors to the board of directors or equivalent governing body of such Person.

Schedule I-62

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-in Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Schedule I-63

Schedule VII
TO THE SERIES 2021-A SUPPLEMENT

MONTHLY NOTEHOLDERS’ STATEMENT INFORMATION

•	Aggregate Principal Amount

•	Class A Monthly Interest Amount

•	Class A Principal Amount

•	Class A Adjusted Principal Amount

•	Class A/B Adjusted Principal Amount

•	Class RR Adjusted Principal Amount

•	Class A/B Adjusted Principal Amount

•	Class A Asset Coverage Threshold Amount

•	Class B Asset Coverage Threshold Amount

•	Class B Monthly Interest Amount

•	Class B Principal Amount

•	Class RR Monthly Interest Amount

•	Class RR Monthly Interest Amount

•	Series 2021-A Available L/C Cash Collateral Account Amount

•	Series 2021-A Available Reserve Account Amount

•	Series 2021-A Letter of Credit Amount

•	Series 2021-A Letter of Credit Liquidity Amount

•	Series 2021-A Liquid Enhancement Amount

•	Series 2021-A Principal Amount

•	Series 2021-A Required Liquid Enhancement Amount

•	Series 2021-A Required Reserve Account Amount

•	Series 2021-A Reserve Account Deficiency Amount

Schedule VII-1

•	Determination Date

•	Aggregate Asset Amount

•	Aggregate Asset Amount Deficiency

•	Aggregate Asset Coverage Threshold Amount

•	Asset Coverage Threshold Amount

•	Carrying Charges

•	Cash Amount

•	Collections

•	Due and Unpaid Lease Payment Amount

•	Interest Collections

•	Percentage

•	Principal Collections

•	Payment Date

•	Series 2021-A Accrued Amounts

•	Series 2021-A Adjusted Asset Coverage Threshold Amount

•	Series 2021-A Asset Amount

•	Series 2021-A Asset Coverage Threshold Amount

•	Class A Blended Advance Rate

•	Class B Blended Advance Rate

•	Class RR Blended Advance Rate

•	Series 2021-A Capped Administrator Fee Amount

•	Series 2021-A Capped HVF III Operating Expense Amount

•	Series 2021-A Capped Trustee Fee Amount

•	Class A Adjusted Advance Rate

•	Class B Adjusted Advance Rate

•	Class A Blended Advance Rate Weighting Numerator

Schedule VII-2

•	Class B Blended Advance Rate Weighting Numerator

•	Class RR Adjusted Advance Rate

•	Class A Concentration Adjusted Advance Rate

•	Class B Concentration Adjusted Advance Rate

•	Class RR Concentration Adjusted Advance Rate

•	Class A Concentration Excess Advance Rate Adjustment

•	Class B Concentration Excess Advance Rate Adjustment

•	Class RR Concentration Excess Advance Rate Adjustment

•	Class A MTM/DT Advance Rate Adjustment

•	Class B MTM/DT Advance Rate Adjustment

•	Class RR MTM/DT Advance Rate Adjustment

•	Series 2021-A Concentration Excess Amount

•	Series 2021-A Eligible Investment Grade Non-Program Vehicle Amount

•	Series 2021-A Eligible Investment Grade Program Receivable Amount

•	Series 2021-A Eligible Investment Grade Program Vehicle Amount

•	Series 2021-A Eligible Non-Investment Grade (High) Program Receivable Amount

•	Series 2021-A Eligible Non-Investment Grade (Low) Program Receivable Amount

•	Series 2021-A Eligible Non-Investment Grade Non-Program Vehicle Amount

•	Series 2021-A Eligible Non-Investment Grade Program Vehicle Amount

•	Series 2021-A Manufacturer Concentration Excess Amount

•	Series 2021-A Non-Investment Grade (High) Program Receivable Concentration Excess Amount

•	Series 2021-A Non-Liened Vehicle Concentration Excess Amount

•	Series 2021-A Remainder AAA Amount

•	Series 2021-A Excess Administrator Fee Amount

•	Series 2021-A Excess HVF III Operating Expense Amount

•	Series 2021-A Excess Trustee Fee Amount

Schedule VII-3

•	Series 2021-A Failure Percentage

•	Series 2021-A Floating Allocation Percentage

•	Series 2021-A Administrator Fee Amount

•	Series 2021-A Trustee Fee Amount

•	Series 2021-A Interest Period

•	Series 2021-A Invested Percentage

•	Series 2021-A Market Value Average

•	Series 2021-A Non-Liened Vehicle Amount

•	Series 2021-A Non-Program Fleet Market Value

•	Series 2021-A Non-Program Vehicle Disposition Proceeds Percentage Average

•	Series 2021-A Percentage

•	Series 2021-A Principal Amount

•	Series 2021-A Principal Collection Account Amount

•	Series 2021-A Rapid Amortization Period

•	Normal Base Rent calculations

•	Manufacturer Limits and actual percentages

•	Daily Summary worksheet with ABS NBV and Fair Market Value advance rate calculations

•	Fair Market Value Report including break-out by Original Equipment Manufacturer

•	Series 2021-A Third-Party Market Value break-out by medium duty trucks

•	Mark to Market Disposition testing break-out by medium duty trucks

The Trustee shall provide to the Series 2021-A Noteholders, or their designated agent, copies of each Monthly Noteholders’ Statement.

Upon request to the Trustee, any Series 2021-A Noteholders shall receive the following, in addition to the above:

•	Copies of the VIN-level data tapes that will be provided to the Back-Up Disposition Agent

•	Following and during the continuation of a Series 2021-A Amortization Event, a monthly VIN-level disposition data tape

Schedule VII-4

•	Following and during the continuation of a Series 2021-A Amortization Event, a monthly fleet inventory report with utilization metrics

•	A copy of the Monthly Casualty Report required under the Lease

Schedule VII-5

Schedule VIII

TO THE SERIES 2021-A SUPPLEMENT

CONDITIONS SUBSEQUENT TO FUNDING

1.	All conditions precedent to the effectiveness and consummation of the Fourth Modified Second Amended Joint Chapter 11 Plan of Reorganization of The Hertz Corporation and its Debtor Affiliates, filed in the voluntary cases commenced under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (as amended) in the United States Bankruptcy Court for the District of Delaware, jointly administered under Case No. 20-11218 (MFW) on April 22, 2021 Docket No. 4129, shall have been satisfied or waived in accordance with the terms of such Plan of Reorganization, or shall occur contemporaneously with the release of funds from the Series 2021-A Principal Collection Account in accordance with Section 2.2(b)(ii) of this Series Supplement (the “Series 2021-A Subsequent Funding”).

2.	The following documents have been duly executed and delivered by all parties thereto and delivered to the Trustee and the Program Agent, each in form and substance reasonably satisfactory to the Program Agent:

- Fifth Amended and Restated Vehicle Title Nominee Agreement;

- Fifth Amended and Restated Collateral Agency Agreement;

- Amended and Restated Master Purchase and Sale Agreement;

- HVF Purchase Agreement;

- HVIF Purchase Agreement; and

- Financing Source and Beneficiary Supplement (with respect to the Series 2021-A Notes).

3.	The organizational documents of each of HGI and the Nominee shall have been amended and restated to add certain provisions consistent with current rating agency criteria for special purpose subsidiaries and shall be reasonably satisfactory to the Program Agent .

4.	The following opinions have been delivered to the Trustee and the Program Agent, each dated as of the subsequent funding date and addressed to the Trustee, the Program Agent, the Committed Note Purchasers, the Conduit Investors and the Funding Agents, in form and substance reasonably satisfactory to the Program Agent and their counsel:

-	Opinions of White & Case LLP, special New York counsel to HVF III, Hertz, HGI and the Nominee, regarding:

(1) the enforceability of the Series 2021-A Related Documents, the exemption from registration as an “investment company” under the Investment Company Act of HVF III and the Nominee, required authorizations and consents, no violations of law or regulation, the validity of the security interests created under the Related Documents, perfection with respect to the Indenture Collateral, each Series 2021-A Account, and all other Series-Specific Collateral granted under the Series 2021-A Supplement, and securities law matters, and such other matters as the Program Manager may reasonably request;

Schedule VIII-1

(2) the substantive non-consolidation of the assets and liabilities of HVF III or the Nominee with those of Hertz or HGI, and whether in the event of a bankruptcy of Hertz timely payment of rent by Hertz under the Lease would be avoidable or recoverable as preferences under Section 547(b) of the Bankruptcy Code;

(3) the treatment of the Lease as a “true lease” for the purposes of the provisions of Section 365(d) of the Bankruptcy Code;

(4) the treatment of the transfers of vehicles to HVF III pursuant to the Purchase Agreement, the HVF Purchase Agreement and the HVIF Purchase Agreement as “true sales” for the purposes of the provisions of Section 541 of the Bankruptcy Code;

(5) whether in the event of a bankruptcy of the Nominee any beneficial economic interest as opposed to bare legal title in the Vehicle Collateral would become property of the Nominee’s bankruptcy estate;

(6) no conflict with material debt agreements or, to its knowledge, court orders, and such other matters as the Program Agent may reasonably request;

(7) the perfection of the security interests created under the Collateral Agency Agreement in Eligible Vehicles registered in the State of California;

(8) the perfection of the security interests created under the Collateral Agency Agreement in Group I Eligible Vehicles registered in the State of Florida;

(9) the treatment of the Series 2021-A Notes as debt for US federal tax purposes;

-	Opinions of Richards, Layton & Finger, P.A., special Delaware counsel to HVF III, HGI, the Nominee, regarding:

(1) the due organization of HVF III, the enforceability of the HVF III LLC Agreement, including certain provisions thereof relating to the filing of a voluntary bankruptcy petition by the members of HVF III, the rights of a judgment creditor of such members against the property of HVF III, treatment as a separate legal entity and the impact of the bankruptcy or dissolution of such members on HVF III;

(2) the due organization of HGI, the enforceability of the limited liability company agreement of HGI against each of its members, including certain provisions thereof relating to the filing of a voluntary bankruptcy petition by such members, the rights of a judgment creditor of such members against the property of HGI, treatment as a separate legal entity and the impact of the bankruptcy or dissolution of such members on HGI;

Schedule VIII-2

(3) the due organization of the Nominee, the enforceability of the limited liability company agreement of the Nominee against each of its members, including certain provisions thereof relating to the filing of a voluntary bankruptcy petition by such members, the rights of a judgment creditor of such members against the property of the Nominee, treatment as a separate legal entity and the impact of the bankruptcy or dissolution of such members on the Nominee;

(4) the due organization of the HVF and other corporate matters relating to HVF;

(5) the due organization of the HVF II and other corporate matters relating to HVF II;

(6) the due organization of the THC and other corporate matters relating to THC;

(7) the applicability of Delaware law to the determination of what persons have the authority to file a voluntary bankruptcy petition on behalf of HVF III;

(8) the applicability of Delaware law to the determination of what persons have the authority to file a voluntary bankruptcy petition on behalf of HGI;

(9) the applicability of Delaware law to the determination of what persons have the authority to file a voluntary bankruptcy petition on behalf of the Nominee;

(10) regarding the filing of UCC-1 financing statements and the perfection and priority of the security interests created under the Series 2021-A Related Documents; and

(11) no conflict with organizational documents, the General Corporation Law of the State of Delaware and the Limited Liability Company Act of the State of Delaware.

-	Opinion of Hall Estill LLP, counsel to DTG, in form and substance reasonably satisfactory to the Program Agent and their counsel;

-	Opinion of Perkins Coie LLP, counsel to the Trustee and Collateral Agent, in form and substance reasonably satisfactory to the Program Agent and their counsel; and

-	Opinion of Mintz & Gold LLP, as counsel to the Back-up Administrator, pertaining to the enforceability of the Back-up Administration Agreement.

4.	The Trustee shall have received an Officer’s Certificate of HVF III pursuant Sections 2.2(b)(v) and 13.3 of Base Indenture.

5.	The Trustee shall have received an Secretary’s Certificate of the Nominee, HVF, HVIF and HGI regarding incumbency, formation and other matters.

6.	The Trustee and the Program Agent shall have received:

-	powers of attorney with respect to each Series 2021-A Related Document delivered on or prior to the subsequent funding date (to the extent required thereunder);

-	an Officer’s Certificate of BNYM regarding the: establishment of accounts under the Series 2021-A Related Documents; and

Schedule VIII-3

-	good standing certificates of Hertz, HGI, DTG, HVF III and the Nominee.

7.	All conditions precedent to the issuance and sale of the Series 2021-1 Rental Car Asset Backed Notes (the “Series 2021-1 Notes”) and the Series 2021-2 Rental Car Asset Backed Notes (the “Series 2021-2 Notes” and, together with the Series 2021-1 Notes, the “Series 2021-1/2 Notes”) set forth in Section 5 of each Note Purchase Agreement, dated June 24, 2021, with respect to the related Series of Notes shall have been satisfied or waived in accordance with the related Note Purchase Agreement.

8.	Wire instructions shall have been delivered for each Committed Note Purchaser to receive its respective Up-Front Fee and any Arranger Fee, Commitment Fee and/or Structuring Fee, as applicable and in each case, as set forth in the related Fee Letter on the Chapter 11 Exit Date (or shall receive such fees contemporaneously with the Series 2021-A Subsequent Funding).

Schedule VIII-4

Schedule IX
TO THE SERIES 2021-A SUPPLEMENT

Financial Covenants included in the Hertz Senior Financial Covenant Breach

(a)         Commencing with the last day of the first full calendar month following the Closing Date until the expiration of the Relief Period, the Parent Borrower and its Restricted Subsidiaries shall maintain minimum Liquidity of at least (i) $500,000,000 on the last day of each calendar month falling within each fiscal quarter ending on March 31 or December 31 and (ii) $400,000,000 on the last day of each calendar month falling within each fiscal quarter ending on June 30 or September 30 (the “Liquidity Covenant”).

(b)         Commencing with the first fiscal quarter following the expiration of the Relief Period, the Parent Borrower and its Restricted Subsidiaries shall not permit the Consolidated First Lien Leverage Ratio as at the last day of the Most Recent Four Quarter Period ending during any period set forth below to exceed the ratio set forth below opposite such period below (the “Financial Maintenance Covenant”):

Fiscal Quarter Ending	Consolidated First Lien Leverage Ratio
March 31 or December 31 of any fiscal year	3.00:1.00
June 30 or September 30 of any fiscal year	3.50:1.00

Definitions

The covenants set forth above are those set forth in Section 8.9 of the Credit Agreement, dated as of June 30, 2021, establishing the Senior Facilities. Capitalized terms used in the above description are set forth the Credit Agreement, dated as of June 30, 2012, among Hertz together with certain of Hertz’s subsidiaries, as borrower, the several banks and financial institutions from time to time party thereto, as lenders, Barclays Bank PLC, as Program Agent and collateral agent, and the other financial institutions party thereto from time to time, as may be amended, modified or supplemented from time to time.

Schedule IX-1